UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Steven Viola

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8129

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

Penn Series
Funds, Inc.
■   2023 Annual Report
Available through Penn Mutual Variable Products

[THIS PAGE INTENTIONALLY LEFT BLANK]

Dear Investor:
Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all of life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I am very pleased to bring you the following 2023 capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it is a good idea to meet with your financial professional regularly to ensure that your asset allocation remains on target.
U.S. economic growth surprised to the upside during 2023 despite significant headwinds as the year progressed, most prominent being severe stress in the banking system in March and April. The dire economic forecasts so widespread at the outset of the year proved to be overly pessimistic as U.S. consumers, refusing to buy into the recession narrative, were eager to spend with a renewed emphasis on “experiences” as opposed to “things.” The pandemic-driven supply pressures continued to ease in most segments of the U.S. economy, with one key exception being the labor market. Job openings in the U.S. — approximately nine million as of December — remain well above pre-pandemic levels. The labor market remains tight despite a steady increase in labor force participation over the last two years. The Federal Reserve’s (Fed) forecasts for the full-year 2023 economic growth increased steadily as the year progressed. The third quarter gross domestic product (GDP) reading of 4.9% was stronger than even the most bullish economic forecasts. Even with the number of recession forecasts dwindling, economic growth is expected to slow next year, with numerous headwinds finally starting to bite. The lagged effects of monetary tightening, including tighter bank lending standards, pandemic savings running down and the resumption of student loan repayments, are all expected to weigh on economic growth in 2024. Better than expectations also applied to the inflationary environment during the year. The deceleration in inflation came despite the absence of “pain to households and businesses” Fed Chair Jerome Powell thought necessary at this point last year. The recent decline in oil prices helped to bring headline inflation measures down materially since the start of the year.
Equity markets in 2023 likely provided the clearest example that widening divergences make broad-based conclusions very difficult. For example, the S&P 500 Index performance was up more than 26% for the year, but under the surface, the great majority of stocks did not fare nearly as well. Excluding the now famous Magnificent Seven mega-capitalization growth stocks, the S&P 500 Index posted a total return of approximately 11%, while small-capitalization stocks, as measured by the Russell 2000 Index, were up approximately 17%. Even further, many dividend stocks, led down by utilities and mid-to-small sized banks, underperformed materially in value this year. In this incredibly volatile and eventful year, the U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned 26.14% for the full twelve-month period ending December 31.
On a relative basis, large-capitalization stocks provided better returns than mid- and small-capitalization stocks during the year. Large-capitalization stocks, as measured by the Russell 1000 Index, returned 26.53%, while mid-capitalization stocks, as measured by the Russell Midcap Index returned 17.23% and small-capitalization stocks, as measured by the Russell 2000 Index, returned 16.93%. From a style perspective, growth stocks outperformed value stocks for the full year in all market capitalizations. The widest disparity was witnessed in the large-capitalization space. For instance, large-capitalization growth stocks, as measured by the Russell 1000 Growth Index returned 42.68% while large-capitalization value stocks, as measured by the Russell 1000 Value Index, returned 11.46%.
International markets benefited from easing inflation pressures and falling long-term interest rates in most of the developed world. Emerging markets also performed well, although to a lesser extent, as China’s economic recovery has been slower than anticipated due to disappointing investment and consumer spending grow and a prolonged slump in properties. In this environment, emerging markets stocks ended the year with a 9.83% return, as measured by the MSCI Emerging Markets Index and developed international stocks returned 18.24%, as measured by the MSCI EAFE Index.
Fixed-income markets were on the precipice of a third consecutive year of negative returns — a losing streak that has never occurred before — until the Fed came to the rescue in November. The bond market not only bought into the idea of impending rate cuts after the December Fed meeting but almost immediately raced to get ahead of the Fed with six rate cuts now priced in by the end of 2024. Despite the dramatic interest moves throughout the year, the 10-year Treasury closed the year exactly where it started — 3.88%. In this environment, investment-grade bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% and high-yield bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, returned 13.45%.
Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all of life’s stages.
Sincerely,
Keith G. Huckerby
President
Penn Series Funds, Inc.

Source: This material is not intended to be relied upon as a forecast, research or investment advice, and is not a recommendation, offer or solicitation to buy or sell any securities or to adopt any investment strategy. The opinions expressed are subject to change as subsequent conditions vary. All economic and performance information is historical and not indicative of future results.

Penn Series Funds, Inc. Annual Report
Management’s Discussion of Fund Performance (Unaudited)

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Limited Maturity Bond Fund
The Penn Series Limited Maturity Bond Fund returned 6.96% for the twelve-month period ending December 31, 2023, compared to 4.61% for its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index, for the same period.
In 2023, short-term interest rates experienced significant volatility as the Federal Reserve (Fed) continued to tighten monetary policy. Despite the Fed’s commitment to “higher for longer” interest rates, fixed income investors started to price in an eventual shift towards more accommodative monetary policy. In early November, the Fed ultimately signaled that rate cuts were in store for 2024, fueling a sharp rally across nearly all financial assets as the year came to a close.
The U.S. economy delivered better-than-expected economic growth during 2023 as the consumer refused to buy into the widespread pessimism from economic forecasters at the start of the year. The labor market remained strong despite the Fed’s aggressive tightening regime with job openings remaining above pre-pandemic levels and the unemployment rate below 4%. Inflation measures also trended favorably throughout the year, moving closer to the Fed’s 2% target.
Active duration management and the outperformance of corporate and structured holdings contributed to the Portfolio's strong performance. We expect the end of the Fed’s transition to interest rate cuts during the first half of 2024 will continue to provide a favorable environment for short-duration, high-quality fixed-income assets.
We are maintaining our overweight to high-quality structured securities, while opportunistically managing credit risk within the corporate sector. Duration or interest rate risk will also be managed opportunistically to take advantage of anticipated interest rate volatility.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Limited Maturity Bond Fund on December 31, 2013 would have grown to $11,908. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg U.S. Government/Credit 1–3 Year Bond Index, during the same period. A $10,000 investment in the Bloomberg U.S. Government/Credit 1–3 Year Bond Index on December 31, 2013 would have grown to $11,346.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Limited Maturity Bond Fund	6.96%	2.20%	1.76%
Bloomberg U.S. Government/Credit 1-3 year Bond Index	4.61%	1.51%	1.27%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Corporate Bonds	40.1%
Asset Backed Securities	29.5%
Commercial Mortgage Backed Securities	14.5%
Residential Mortgage Backed Securities	14.4%
U.S. Treasury Obligations	1.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Quality Bond Fund
The Penn Series Quality Bond Fund returned 6.78% for the twelve-month period ending December 31, 2023, compared to 5.53% for its benchmark, the Bloomberg U.S. Aggregate Bond Index.
The U.S. bond market was on track to deliver its third consecutive yearly loss through October with long-term rates moving above the 5% level for the first time since 2007. However, an unexpected pivot from the Federal Reserve (Fed) signaling easier monetary policy in 2024 fueled a sharp rally across nearly all financial assets as the year came to a close. The 10-year Treasury yield moved more than 100 basis points lower during November and December, closing 2023 exactly where it started — 3.88%.
U.S. economic growth surprised to the upside during 2023 despite emerging challenges as the year progressed. The sudden failure of Silicon Valley Bank in early March led to a brief window of stress in the banking system. New measures of government support to the banking sector helped limit damage to the economy. Labor market conditions remained historically tight with nearly 9 million job openings and an unemployment rate below 4%. The favorable trends in inflation, now moving closer to the Fed’s 2% target, provided another positive surprise for the U.S. consumer.
Active duration management and spread tightening among corporate and structured holdings benefited Portfolio performance during the year. Recent purchase activity has been focused on U.S. government agency-guaranteed and AAA-rated residential mortgage-backed securities (RMBS), while reducing exposure to corporate credit. We are remaining opportunistic with duration and yield curve management to take advantage of interest rate volatility.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Quality Bond Fund on December 31, 2013 would have grown to $12,471. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2013 would have grown to $11,964.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Quality Bond Fund	6.78%	1.64%	2.23%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Residential Mortgage Backed Securities	36.6%
Corporate Bonds	25.8%
Asset Backed Securities	15.0%
Commercial Mortgage Backed Securities	14.6%
U.S. Treasury Obligations	8.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
High Yield Bond Fund
The Penn Series High Yield Bond Fund returned 11.22% for the twelve-month period ending December 31, 2023, compared to 13.55% return for its benchmark, the CSFB High Yield Bond Index for the same time period.
The final two months of 2023 marked a sharp reversal in risk sentiment with virtually every financial asset class rallying materially. The reversal was a very strong period for high-yield credit with over half of the annual performance coming in the final two months of the year. The year-end rally was driven largely by a 90-basis-point (bp) and 110 bp drop in 2- and 10- year Treasury rates respectively, which in turn was the result of declining inflation readings and signals by the Federal Reserve that rate cuts were coming in 2024.
For the bulk of 2023, interest rates rose and lower-quality credit materially outperformed more rate-sensitive bonds as the total return for CCC exceeded BB credit by over 600 bps. Gross new issuance was up over 50% but was still the second lowest total since the Global Financial Crisis. From an earning perspective, it wasn’t a strong year as revenue and margins were hurt by lingering supply chain issues and inventory destocking across many sectors. In addition, higher interest rate levels started to impact companies with large amounts of floating-rate debt or those that had to refinance debt during the year. Still, corporations demonstrated resilience. Overall, other than a handful of distressed situations, default rates remained benign.
The Portfolio’s up-in-quality positioning and shorter duration spread contributed to its underperformance versus the benchmark. The Portfolio added risk positions during the fourth quarter opportunistically in an effort to position for a more constructive macroeconomic backdrop in 2024.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the High Yield Bond Fund on December 31, 2013 would have grown to $16,280. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the CSFB High Yield Bond Index, during the same period. A $10,000 investment in the CSFB High Yield Bond Index on December 31, 2013 would have grown to $15,418.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
High Yield Bond Fund	11.22%	6.38%	4.99%
CSFB High Yield Bond Index	13.55%	5.20%	4.42%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
BB/B Rated	36.9%
BBB/BB Rated & Above	20.5%
BB Rated	16.7%
B/CCC Rated	8.5%
B Rated	6.9%
Not Rated	3.1%
CCC and Below	0.8%
Loan Agreements	6.6%
Equity Securities	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Flexibly Managed Fund
The Penn Series Flexibly Managed Fund returned 18.56% for the twelve-month period ending December 31, 2023, compared to the 26.29% return of its benchmark, the S&P 500 Index for the same time period.
The Portfolio posted a positive return but lagged its all-equity S&P 500 Index benchmark in the 2023 calendar year. The Portfolio’s equity holdings posted a positive return but slightly lagged its S&P 500 Index benchmark. The Portfolio’s fixed income holdings posted a positive return during the one-year period and strongly outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index.
U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy and increased investor interest in artificial intelligence (AI). The market overcame bearish factors such as regional bank turmoil in March; uncertainty about Congress and President Biden agreeing to raise the debt ceiling; geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October; and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The Federal Reserve (Fed) raised short-term interest rates four times through the end of July, lifting the fed funds target rate to the range of 5.25% to 5.50%. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be three quarter-point interest rate cuts in 2024.
As always, we remain committed to finding the best risk-adjusted opportunities across the asset class spectrum to help balance our goals of preserving invested capital and generating equity-like returns over the long term with less risk than the broader equity market.
Our overall fixed income weight remained relatively the same compared to the beginning of the year. Within fixed income, we increased our exposure to U.S. Treasuries, which provide ballast, generate income, and are highly liquid should we decide to add to riskier assets if further market stress arises. We continue to favor high-quality bank loans, which offer attractive risk-adjusted return profiles.
Within equities, the health care sector detracted from relative returns due to an overweight exposure. The health care sector continues to play a significant role in the Portfolio, as we believe certain industries offer compelling, relatively stable growth potential. The utilities sector also weighed on relative returns due to an overweight allocation and stock selection. Ameren is a mid-west electric and gas holding company. Shares traded lower in mid-December after Illinois regulators issued a lower allowed return on equity than was expected. An underweight allocation to communication services also hindered relative returns, though it was partially offset by favorable stock choices. Conversely, the consumer staples sector contributed to relative performance due to an underweight allocation. Consumer staples significantly lagged the broader market during the year, as investors favored high beta and growth factors, as well as companies with near-term benefits from AI. The industrials and business services sector also aided relative results due to stock selection. Early in the year, industrial conglomerate GE completed the spinoff of its health care business into GE HealthCare, a separate, publicly traded company. This successful spin, coupled with strong results in the company’s remaining aerospace and power divisions, propelled GE’s shares significantly higher.
Major stock indexes soared in 2023, led by a return to favor for growth stocks and more cyclical segments of the market. Market sentiment has improved as recession fears have subsided and expectations have increased for the Fed to cut rates in 2024. While less restrictive monetary policy would likely be a boon for markets, the recent rally has left valuations vulnerable to a pullback and still-elevated interest rates could pose a headwind to economic growth. At current levels, we have a relatively conservative outlook for markets and have positioned the Portfolio accordingly.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Flexibly Managed Fund on December 31, 2013 would have grown to $26,607. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2013 would have grown to $31,149.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Flexibly Managed Fund	18.56%	12.58%	10.28%
S&P 500 Index	26.29%	15.69%	12.03%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Technology	18.7%
Consumer, Non-cyclical	17.4%
Financial	14.6%
Industrial	12.2%
Government	12.0%
Communications	8.2%
Consumer, Cyclical	7.9%
Utilities	5.9%
Energy	2.0%
Basic Materials	1.0%
Asset Backed Securities	0.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Balanced Fund
The Penn Series Balanced Fund returned 17.84% for the twelve-month period ending December 31, 2023, compared to its benchmarks, the S&P 500 Index’s return of 26.29% and the Bloomberg U.S. Aggregate Bond Index’s return of 5.53% for the same time period.
The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund, which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.
At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark, the S&P 500 Index, for the twelve-month period. The Fund's fixed income allocation outperformed the Bloomberg U.S. Aggregate Bond Index for the same period.
The Penn Series Quality Bond Fund’s active duration management and the outperformance of corporate and structured holdings benefited results during the year.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Balanced Fund on December 31, 2013 would have grown to $21,101. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the S&P 500 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2013 would have grown to $31,149. A
$10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2013 would have grown to $11,964.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Balanced Fund	17.84%	9.71%	7.75%
S&P 500 Index	26.29%	15.69%	12.03%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Asset Allocation Target as of 12/31/23
Index 500	60.0%
Intermediate Bonds	40.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Growth Stock Fund
The Penn Series Large Growth Stock Fund returned 47.31% for the twelve-month period ending December 31, 2023, compared to the 42.68% return for its benchmark, the Russell 1000 Growth Index for the same time period.
Stock selection and sector allocation were both responsible for relative outperformance. Information technology was a notable relative outperformer, followed by industrials, business services and communication services. Financials and consumer discretionary were the relative detractors.
U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy and increased investor interest in artificial intelligence (AI). The market overcame bearish factors such as regional bank turmoil in March, uncertainty about Congress and President Biden agreeing to raise the debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine, Israel’s response to deadly Hamas attacks in early October, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The Federal Reserve (Fed) raised short-term interest rates four times through the end of July, lifting the Fed funds target rate to the 5.25% to 5.50% range. Equities rallied through year-end as Fed officials projected at their mid-December policy meeting that there could be three quarter-point interest rate cuts in 2024.
In the information technology sector, stock choices contributed to relative results. Shares of NVIDIA traded higher in a sharp move following improved visibility around future demand for advanced graphics processing units (GPUs) that are critical for the build out of AI infrastructure. NVIDIA’s dominant position in state-of-the-art GPUs, combined with its embedded software, has created an expanding moat behind which the chipmaker should be able to continue to innovate and grow earnings.
An underweight allocation and security selection in the industrials and business services sector also boosted relative performance. Within the sector, we continue to focus on areas where we believe there is secular, rather than cyclical, growth. As such, we continue to emphasize unique, company-specific opportunities that we believe can drive meaningful growth regardless of the economic backdrop.
An overweight allocation and favorable stock choices in the communication services sector also aided relative results. We maintain an overweight to communication services, as we continue to find attractive opportunities in companies with innovative business models that we believe can take advantage of transformational change. We favor companies with durable business models that address large and growing markets, including internet search and advertising, social connectivity, and entertainment.
In contrast, the financials sector detracted from relative returns due to an overweight allocation, which was partially offset by stock selection. Our overweight exposure to financials is focused on financial services companies, specifically high-quality electronic payments names that we believe possess unique and durable growth opportunities.
The consumer discretionary sector also weighed on relative performance due to stock selection, which was partially offset by an overweight allocation. The Portfolio’s underweight exposure to Tesla detracted. Shares of the electric vehicle manufacturer outperformed in the first half of the year, recovering ground early in the period after management assuaged concerns about the low end of margin structures following price cuts and reaffirmed strong levels of demand. The stock also received a boost from a wave of positive sentiment around AI and speculation that the company would be a significant AI beneficiary.
The favorable end to 2023 for equities sets up a unique dynamic for the coming year as investors must adapt to a new market regime. Even with the expectation for easing of restrictive monetary policy in the form of interest rate cuts by the Fed, macroeconomic risks exist with sticky inflation and the potential for supply side pressures to influence energy prices. It remains to be seen how real (after−inflation) interest rates above 2% will play out in the markets. We believe broader, less concentrated market leadership is likely to provide more varied sources of returns for investors who maintain a sharp focus on valuation fundamentals, creating particularly attractive opportunities for active strategic investors.
Penn Mutual Asset Management, LLC
Investment Adviser
T. Rowe Price Associates, Inc.
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Large Growth Stock Fund on December 31, 2013 would have grown to $29,490. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2013 would have grown to $39,972.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Large Growth Stock Fund	47.31%	13.14%	11.42%
Russell 1000 Growth Index	42.68%	19.50%	14.86%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Technology	43.2%
Communications	23.9%
Consumer, Non-cyclical	13.3%
Consumer, Cyclical	7.6%
Financial	7.5%
Industrial	2.8%
Basic Materials	0.9%
Energy	0.8%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Growth Fund
The Penn Series Large Cap Growth Fund returned 23.84% for the twelve-month period ending December 31, 2023, compared to the 42.68% return for its benchmark, the Russell 1000 Growth Index for the same time period.
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional U.S. banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the U.S. housing sector has slowed as a result of higher mortgage rates. China’s abandonment of its zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.
Early on in the year, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors. Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Stock selection and an underweight position in both the information technology and consumer discretionary sectors weighed on performance relative to the Index. Within the information technology sector, an underweight position in computer graphics processor maker NVIDIA and not holding shares of broadband communications and networking services company Broadcom weakened relative results. Within the consumer discretionary sector, not holding shares of internet retailer Amazon.com, electric vehicle manufacturer Tesla and the Portfolio’s overweight position in vehicle components manufacturer Aptiv held back relative results.
An overweight position and stock selection in the financials sector also dampened relative results, led by the timing of the Portfolio’s ownership in shares of risk management and human capital consulting services provider Aon.
Stock selection in the communication services sector detracted from relative performance. Within this sector, not holding shares of social networking service provider Meta Platforms weighed on relative results.
Elsewhere, an overweight position in beauty products maker Estee Lauder Companies and holding shares of food company McCormick & Company and medical technology company Becton, Dickinson and Company hindered relative performance.
Not holding any stocks in the energy sector contributed to relative performance. There were no individual stocks within this sector, either in the Portfolio or in the benchmark, that were among the Portfolio's top relative contributors over the reporting period.
An overweight position and stock selection in the industrials sector also benefited relative results. Within this sector, not holding shares of agricultural equipment manufacturer Deere and defense contractor Lockheed Martin, and the Portfolio’s position in leading diversified industrial manufacturer Eaton (Ireland) lifted relative returns.
Elsewhere, not owning shares of health insurance and Medicare/Medicaid provider UnitedHealth Group, pharmaceutical company AbbVie, beverage maker Coca-Cola, consumer goods company Procter & Gamble Company, home improvements retailer Home Depot, merchandise store operator Dollar General and an overweight position in software company Adobe Systems further supported relative returns.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Penn Mutual Asset Management, LLC
Investment Adviser
MFS Investments
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Large Cap Growth Fund on December 31, 2013 would have grown to $32,674. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2013 would have grown to $39,972.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Large Cap Growth Fund	23.84%	16.55%	12.57%
Russell 1000 Growth Index	42.68%	19.50%	14.86%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Technology	33.1%
Consumer, Non-cyclical	23.9%
Financial	12.9%
Industrial	10.9%
Consumer, Cyclical	8.8%
Communications	7.6%
Utilities	1.4%
Basic Materials	1.4%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Growth Fund
The Penn Series Large Core Growth Fund returned 35.38% for the twelve-month period ending December 31, 2023, compared to the 42.68% return for its benchmark, the Russell 1000 Growth Index for the same time period.
The long-term investment horizon and conviction weighted, highly active investment approach embraced by the investment team can result in periods of performance deviation from the benchmark and peers. The Portfolio underperformed the Index this period primarily due to adverse stock selection; sector allocation was a modestly positive contributor.
Large-cap growth equities, as measured by the Index, advanced over the four-month period ended April 30, 2023. Most sectors within the Index delivered positive performance, led by information technology. Energy, which declined, was the largest underperformer in the Index. Against this backdrop, the investment team continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio.
Stock selection in information technology was the main detractor from relative performance, along with a moderate drag from an average underweight in the sector. Stock selection in health care and communication services also weighed on relative performance.
Favorable stock selection in industrials was the largest positive contributor, followed by an average overweight in communication services that was advantageous due to the sector’s outperformance. A lack of exposure to consumer staples, energy and real estate also benefited relative performance as the sectors lagged the broad index. Stock selection in consumer discretionary and financials also contributed positively.
The commentary provided above was from the former sub-adviser of the Fund, Morgan Stanley Investment Management Inc. who was the manager of the Fund until April 30, 2023.
After declining in the prior fiscal period, U.S. equity markets staged a strong rally in the fiscal year ended December 31, 2023. The narrative gradually transitioned from the expectation of an imminent recession to a soft landing scenario. Investors saw this as confirmation of their existing optimism, sustaining the rally in lower-quality, higher-risk stocks.
The propensity for the market to buy higher-risk stocks created a difficult environment for fundamental active managers to outperform, specifically those who focus on high-quality companies. Generally periods like this typically don’t last too long. In contrast, business quality is a persistent characteristic and quality-first growth investing has historically offered compelling long-term returns.
For the period from May 1, 2023 through December 31, 2023, the Portfolio underperformed its benchmark, the Russell 1000 Growth Index. Stock selection primarily drove performance, with information technology and consumer discretionary detracting from performance. This was partially offset by strong stock selection in industrials and an underweight in consumer staples.
At the individual stock level, the greatest relative detractors from performance were VeriSign Inc., LVMH Moet Hennessy Louis Vuitton SE (LVMH) and The Coca-Cola Co. VeriSign provides internet infrastructure and is the domain name registry for .com and .net domains. The company’s business model and long-term government contract have led to generally consistent mid to high single-digit sales growth. Because of this consistency, it is a low-risk and low-beta stock, which was an out of favor category in the fourth quarter. VeriSign also faces near-term growth headwinds as domain volume growth in China declined. We believe the company’s monopolistic industry structure, consistency and high free-cash-flow conversion has the potential to benefit investors long term. As the largest luxury goods company in the world, LVMH, based in France, has consistently shown its ability to grow as its brands carry strong appeal to affluent customers who are generally less affected by the economy. While the company has continued to grow, investors have been concerned about decelerating earnings, given a weakening “aspirational” customer in the U.S., low visibility into the Chinese consumer and emerging weakness in Europe. These concerns are known in the market, so we feel the risk/reward is compelling and we believe it will continue to grow. Coca-Cola faced several headwinds during the year. The European economy weakened, Chinese consumers still struggled and there was concern that GLP-1 therapeutics would eventually result in less consumption. And while investors would normally favor a company like Coca-Cola with consistent growth, higher-risk growth stocks were, for the moment, more attractive. Nonetheless, the company grew during the year, driven by volumes and incremental margin improvement. We still believe Coca-Cola can deliver strong volume growth, mainly driven by emerging

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
markets and better product mix and we view the company as well-positioned long term.
The strongest contributors to the Portfolio’s performance were Uber Technologies Inc., Shopify, and Intuit, Inc. Uber and Shopify benefited earlier in the year when they rebounded sharply in the midst of the market’s lower-quality/high-beta rally. We used this strength to exit these position during the reporting period. Intuit, a leader in tax and financial software for individuals and small and medium-sized businesses, continued to grow well ahead of expectations in the recent quarter despite a more challenging macro environment, illustrating the critical nature of its software tools. Also, Intuit is one of the few companies with tangible generative artificial intelligence applications in the near term. We see this as an exciting prospect for the company and its customers.
We remain cautious on markets, broadly, as we believe there is still risk to earnings in 2024 and valuations have expanded. An economic soft landing has quickly become the base-case scenario and the market is priced for it. With that, we think it is difficult to identify a best-case scenario that implies significant upside to the overall market.
The Fed has still not won its final battle in the post-pandemic inflation war. It hopes to skillfully navigate a path to bring rates down before the economy falls into recession but without stoking inflation. Meanwhile, areas of the economy remain strained. Manufacturing is still contracting as businesses work through excess inventory on their balance sheets. Lending standards are tightening, and demand for credit is falling. The housing market is still slow. And new loan activity indicates less liquidity and capital investment. We are not macro economists, but our analysis suggests that these headwinds are not being properly priced by the equity market.
What does appear clear to us is the disconnect between high quality and higher-risk growth. High-risk stocks have rallied on the heels of lower rates, a perception of a blue-sky economy and short covering. High quality has trailed during this time, not just in stock appreciation, but in earnings expectations. Specifically, analyst estimates for the fastest-growing companies reflect growth rates that have not been sustainable historically, while estimates for quality-growth companies appear much more reasonable. At the same time, equity investors appear comfortable paying elevated multiples for low-quality growth stocks despite the clear fundamental risks. We believe this disconnect is unsustainable, and high-quality businesses with true defendable business models are well positioned to potentially outperform over the next year.
The commentary provided above is from the current sub-adviser of the Fund, Delaware Investments Fund Advisers who assumed day-to-day management of the Fund on May 1, 2023.
Penn Mutual Asset Management, LLC
Investment Adviser
Delaware Investments Fund Advisers
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Large Core Growth Fund on December 31, 2013 would have grown to $20,343. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Growth Index, during the same period. A $10,000 investment in the Russell 1000 Growth Index on December 31, 2013 would have grown to $39,972.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Large Core Growth Fund	35.38%	6.20%	7.36%
Russell 1000 Growth Index	42.68%	19.50%	14.86%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Technology	38.2%
Consumer, Non-cyclical	23.3%
Communications	20.2%
Financial	9.0%
Consumer, Cyclical	5.2%
Industrial	4.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Cap Value Fund
The Penn Series Large Cap Value Fund returned 11.68% for the twelve-month period ending December 31, 2023, compared to the 11.46% return for its benchmark, the Russell 1000 Value Index for the same time period.
Early in 2023, aggressive central bank tightening — led by the U.S Federal Reserve (Fed) — pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields, especially the 10-year U.S. Treasury note, which briefly crossed the 5% threshold for the first time in 16 years and helped send all major indices briefly into correction territory. Equity markets rallied sharply during November and December, as optimism rose that the Fed would begin to cut interest rates in 2024 — both earlier and more than previously anticipated. Although U.S. mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the U.S. continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by the technology sector and artificial intelligence (AI) optimism. Large cap stocks outperformed small cap stocks, although both rose in absolute terms.
For the twelve-month period ending December 31, 2023, the Portfolio rose in absolute terms and outperformed its benchmark, the Russell 1000 Value Index. An underweight to the utilities sector and an overweight to technology contributed the most, while an underweight to communication services and stock selection within technology detracted.
Leading contributors to relative performance included Builders FirstSource, which benefited from a move lower in interest rates. QUALCOMM contributed after reporting better-than-expected earnings driven by normalizing smartphone inventories and improving demand for handsets, particularly in China. Alphabet Inc. contributed on increased enthusiasm about the company’s AI opportunity.
Leading detractors from relative performance included Elevance Health, which fell out of favor with investors with the period defined by a markedly more risk-on environment. Roche detracted as the company continued to lack identification of a catalyst in its pipeline, following a recent disappointing data readout for its oncology product, adding to investor concerns. RTX detracted after a contamination issue was discovered during the third quarter, forcing recalls to inspect and clear the issue.
Domestic equity indices advanced in the fourth quarter, with major indices posting double-digit gains. Much of the quarter’s advance was driven by a significant loosening of financial conditions, evidenced by the Goldman Sachs U.S. Financial Conditions Index, which experienced its largest one-month easing in four decades. The 10-year U.S. Treasury yield declined, and a rebound from low sentiment levels helped risk-on assets such as unprofitable technology, cyclical and lower-quality stocks outperform. Mega-cap returns were mixed in the fourth quarter, with Microsoft posting negative returns while Meta Platforms, NVIDIA and Alphabet Inc. led. Going forward, we expect the market to place increased scrutiny on these companies, as elevated valuations require greater reliance on fundamental performance to drive share price appreciation. Interest-rate and cyclically exposed sectors like real estate and financials outperformed in the fourth quarter on the back of soft-landing and sooner-than-expected rate-cut hopes.
Looking ahead, the economy continues to exhibit surprising resilience, but many of the challenges that concerned market participants in October are likely still forthcoming. We continue to believe that the best path forward is to buy good businesses at the best valuations available, while avoiding the combination of high leverage and high cyclicality. The Portfolio’s holdings have attractive fundamentals that are consistent with our philosophy: high free-cash-flow yields, low earnings variability and low leverage, all of which we feel are increasingly important as the economy continues its transition.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Large Cap Value Fund on December 31, 2013 would have grown to $21,726. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2013 would have grown to $22,399.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Large Cap Value Fund	11.68%	11.57%	8.07%
Russell 1000 Value Index	11.46%	10.91%	8.40%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Consumer, Non-cyclical	24.0%
Financial	22.4%
Technology	13.2%
Consumer, Cyclical	12.3%
Industrial	11.0%
Energy	8.4%
Communications	6.2%
Basic Materials	2.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Large Core Value Fund
The Penn Series Large Core Value Fund returned 8.31% for the twelve-month period ending December 31, 2023, compared to the 11.46% return for its benchmark, the Russell 1000 Value Index for the same time period.
As 2023 came to a close, the question that had dogged markets the entire year — could the U.S. Federal Reserve (Fed) defy history and bring the U.S. economy in for a soft landing without sparking a recession — seemed about to be answered in the affirmative, and it appeared it might be time to lower the landing gear and turn on the seat belt sign. Capping a year of abrupt market reversals, one month into the fourth quarter investor sentiment seemed to change from “the sky is falling” to “everything’s coming up roses,” and it remained positive through year-end.
Many who foresaw continued outperformance by value over growth stocks at the end of 2022 have been disappointed by this past year's growth surge. Among U.S. large-cap equities, value stocks (+11.46%) as represented by the Russell 1000 Value Index, underperformed growth stocks (+42.68%) as represented by the Russell 1000 Growth Index. However, when you look at the Russell 1000 Growth Index, excluding the seven heavyweights, the story becomes more surprising and murkier. Without the so-called Magnificent Seven — a group that consists of Alphabet, Apple, Amazon, Meta Platforms, Microsoft, Nvidia and Tesla — the growth index's returns are far closer to those of the Russell 1000 Value Index in 2023. For the three years ending December 31, 2023, even with the Magnificent Seven factored in, value and growth had exactly equal performance of 8.9%.
Sector performance for the Russell 1000 Value Index was primarily positive for the year, with just four sectors (utilities, health care, consumer staples and energy) posting negative results. The best-performing sectors included communication services, information technology, industrials and consumer discretionary.
Against this backdrop, the Portfolio underperformed the Index for the twelve-month period ending December 31, 2023. Our strategy remains true to its “value” style approach and does not swing around to follow a market trend. Amongst this backdrop, stock selection was the primary driver of underperformance, with negative selection results across seven of the 11 GICS sectors. Overall sector allocation was also negative for the year, as the Portfolio’s overweight to health care and underweight to information technology impacted relative performance. Top individual detractors to performance in 2023 included the avoidance of Meta Platforms, southern based utilities provider NextEra Energy, pharmaceuticals maker Bristol Myers Squibb and agricultural science company FMC Corporation.
Stock selection within the health care sector was strong during the year, and results within information technology, industrials and consumer staples were also positive. A slight underweight to energy in 2023 added to relative performance while an overweight to communication services, the best performing index sector in 2023, benefited results. The top individual contributors for 2023 included over-weights to Alphabet Inc., semiconductor manufacturer Micron Technology, and the avoidance of two sizeable index health care names which underperformed for the year – Pfizer Inc. and Johnson & Johnson.
While we remain focused on bottom-up security selection, we are also aware of how broader themes affect our companies. Currently, the potentially weakening U.S. consumer, market concentration in the major indexes (outside of value) and events in global economies (e.g., whether Germany's planning around energy consumption involves provisioning (or not) for additional liquefied natural gas terminals) are all top of mind, with potentially meaningful consequences.
Penn Mutual Asset Management, LLC
Investment Adviser
Eaton Vance Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Large Core Value Fund on December 31, 2013 would have grown to $22,601. For the purpose

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 1000 Value Index, during the same period. A $10,000 investment in the Russell 1000 Value Index on December 31, 2013 would have grown to $22,399.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Large Core Value Fund	8.31%	11.68%	8.50%
Russell 1000 Value Index	11.46%	10.91%	8.40%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Consumer, Non-cyclical	24.4%
Financial	21.1%
Industrial	11.9%
Technology	11.4%
Consumer, Cyclical	10.5%
Utilities	6.1%
Energy	6.0%
Basic Materials	4.6%
Communications	4.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Index 500 Fund
The Penn Series Index 500 Fund returned 25.87% for the twelve-month period ending December 31, 2023, compared to the 26.29%return for its benchmark, the S&P 500 Index for the same time period.
The investment objective of the Penn Series Index 500 Fund is to seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index.
The Portfolio and Index returns reflect the reinvestment of dividends and other income. The Portfolio’s performance reflects the expenses of managing the Portfolio, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. As-of flows contributed to the difference between the Portfolio’s performance and that of the Index.
The U.S. economy rebounded in 2023 after a difficult 2022. The Index not only completely recouped the previous year’s loss of over 18% but surpassed it by a generous amount.
The Index’s first quarter return of 7.50% was caused by optimism that the U.S. Federal Reserve (Fed) could halt their recent interest rate hike pattern. Although that didn’t end up happening, the positive earnings announcements from many S&P 500 constituents during the quarter buoyed the U.S. market.
Momentum carried into the second quarter as the Index added another 8.74%, its biggest quarterly advance since the fourth quarter of 2021. The U.S. market was driven significantly by a select group of stocks known as the “Magnificent Seven.” These stocks were responsible for the majority of the market rally due to optimism around artificial intelligence (AI), while the rest of the market remained relatively flat.
The aforementioned third quarter was the outlier of 2023 as the Index lost 3.27% during the period. The prolonged hope of rate cuts finally waned as the Fed kept rates unchanged in September. Fed Chair Jerome Powell cautioned that inflation remains high and interest rates could stay elevated for a longer period of time than previously anticipated.
As the year came to a close, the fourth quarter proved to be the most fruitful of the calendar year. The Index gained an impressive 11.69% as economic factors finally started to improve. Namely, inflation finally softened and many countries, including Brazil and Chile, started cutting their rates. The Fed held rates once again, but signs were pointing to an end in sight.
The best performing sectors for the year were technology, communication services and consumer discretionary. These three sectors more than carried the Index as the other eight sectors underperformed the S&P 500 Index as a whole. The only losing sectors for the year, however, were utilities and energy.
The Portfolio used S&P 500 Index futures contracts in order to gain exposure to the Index during the reporting period. The Portfolio’s use of index futures helped the Portfolio track the Index.
On an individual security level, the top positive contributors to Portfolio performance during the reporting period were Microsoft Corporation, Apple Inc. and NVIDIA Corporation. The top negative contributors to Portfolio performance during the reporting period were Johnson & Johnson, Chevron Corporation and Pfizer Inc.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Index 500 Fund on December 31, 2013 would have grown to $30,213. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the S&P 500 Index, during the same period. A $10,000 investment in the S&P 500 Index on December 31, 2013 would have grown to $31,149.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Index 500 Fund	25.87%	15.40%	11.69%
S&P 500 Index	26.29%	15.69%	12.03%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Technology	27.8%
Consumer, Non-cyclical	19.0%
Financial	14.1%
Communications	14.0%
Consumer, Cyclical	9.1%
Industrial	7.7%
Energy	4.0%
Utilities	2.3%
Basic Materials	2.0%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Growth Fund
The Penn Series Mid Cap Growth Fund returned 19.90% for the twelve-month period ending December 31, 2023, compared to the 25.87% return for its benchmark, the Russell Midcap Growth Index for the same time period.
All sectors in the Portfolio's benchmark, the Russell Midcap Growth Index, posted positive absolute returns during the year. The deconstruction of the Index’s return profile saw companies with lower debt, greater profits, higher revenues and earnings growth, and higher valuations outperforming during the year.
In 2023, asset allocation sector overweights and underweights contributed to relative performance while stock selection detracted. Sector overweight and underweight positions are primarily a by-product of bottom-up selection, and we remain vigilant in our fundamental research, maintaining a concentrated portfolio of profitable, lower-debt companies that we think can grow throughout a market and economic cycle. During the twelve-month period, our fundamentally driven bottom-up approach led us to notable overweight positions in information technology (IT), real estate, communication services and healthcare. Notable underweights included financials and industrials, consumer staples and materials, with consumer discretionary at relative market weight. Lack of exposure to energy was the leading sector allocation contributor to relative performance for the year, while the Portfolio’s underweight to financials provided the largest relative detractor from performance.
The leading detractors to relative performance where the Portfolio had exposure were consumer discretionary, financials, IT, industrials, real estate, consumer staples and communication services. The strongest contribution to relative outperformance where the Portfolio had exposure was in the healthcare sector, followed only by the materials sector. The Portfolio’s lack of exposure to both energy and utilities also contributed to relative performance for the twelve-month period.
The consumer discretionary sector, a relative market weight in the Portfolio, was the largest relative detractor from performance in the period. National Vision Holdings Inc. was the largest detractor from relative performance in the sector and the second largest detractor to overall performance for the year. National Vision is the second-largest optical retailer in the U.S. providing affordable eye care and eyewear. The company unexpectedly announced early in the year that its partnership with Walmart would be ending in 2024, causing a selloff of the stock in a quarter that has yet to rebound. We maintained the Portfolio’s position throughout the period with the thesis that, while negative to the current level of earnings, we believe the underlying margins and growth rates could be enhanced in the medium to long term.
IT is the largest sector in both the Portfolio and the Index, and it remained the largest sector overweight for the Portfolio for the period. The overweight benefited relative performance, while stock selection detracted. Monolithic Power Systems Inc. was an overweight outperformer for the Portfolio during the year. Monolithic designs, develops and markets integrated power semiconductor solutions and power delivery architecture for several end-market applications. Monolithic has a unique process technology for power management that utilizes a fabless approach to chip design, enabling the company to incorporate many different functions in a smaller form factor with greater efficiency than its larger competitors. Monolithic successfully navigated a strong headwind in the market and stands to post a positive fiscal year revenue gain in the face of a difficult semiconductor environment. We have trimmed a bit of the Portfolio’s position on strength throughout the year.
The five largest detractors from relative performance in the Portfolio for the twelve-month period were First Republic Bank, National Vision Holdings Inc., Paycom Software Inc., Envista Holdings Corp., and Foot Locker Inc. The top five individual contributors to relative performance in the Portfolio were Monolithic Power Systems Inc., Marvell Technology Inc., Trex Company Inc., Universal Display Corp. and Arista Networks Inc.
Asymmetric and disproportionate were possibly the two most appropriate words for the market environment in 2023, particularly in the fourth quarter. While many market participants had forecasted that 2023 would usher in a recession as the Fed focused on combating U.S. inflation, the debate has evolved to whether such a slowdown will be averted. We have been reluctant to endorse a recession, although we still believe it is reasonable to expect the impact of higher rates in the system — despite recent easing overtures by the Fed — could usher in a recession. Our conviction of this outcome is tempered by durable economic data and some relief in tightening financial conditions. We are mindful that changes in interest rates work with a lag and the overall imbalance and turbulence caused by the

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
pandemic and the echo effects across supply chains are still not fully vetted. We continue to watch the strength of the labor markets and expect measures of employment to soften; however, we note difficulty hiring experienced skilled workers will likely keep employment levels higher than those seen in previous slowdowns.
As we closely monitor this situation, we remain constructive on the financial markets, though valuations in some pockets of the equity market have recently adjusted higher and will need to be supported by improving corporate earnings. In this environment, we are maintaining a cautiously optimistic approach within the Portfolio, following the playbook that suggests that a good offense in this environment can also serve as the best defense. Our role in managing the Portfolio is to buy and own for a three- to five-year period (or longer in many cases), not the next three to six months. We continue to seek out what in our opinion are quality growth companies where business models are strong, capital structures are sound and valuations are supportive of opportunity for appreciation. We focus on growth durability, cash flows, and very importantly, we attempt to embrace uncertainty when we see it and our conviction is high.
Penn Mutual Asset Management, LLC
Investment Adviser
Delaware Investments Fund Advisers
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Mid Cap Growth Fund on December 31, 2013 would have grown to $27,976. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Growth Index, during the same period. A $10,000 investment in the Russell Midcap Growth Index on December 31, 2013 would have grown to $27,313.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Mid Cap Growth Fund	19.90%	14.87%	10.84%
Russell Midcap Growth Index	25.87%	13.81%	10.57%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Consumer, Non-cyclical	33.8%
Industrial	22.1%
Technology	21.9%
Consumer, Cyclical	14.4%
Communications	6.7%
Financial	1.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Cap Value Fund
The Penn Series Mid Cap Value Fund returned 11.38% for the twelve-month period ending December 31, 2023, compared to the 12.71% return for its benchmark, the Russell Midcap Value Index for the same time period.
In 2023, the U.S. equity market delivered positive returns. However, stocks encountered periods of volatility as investors awaited clarity on the direction of Federal Reserve (Fed) policy, interest rates and inflation. Economic growth appeared relatively resilient, as a strong job market supported consumer spending. Yet there were signs of slowing in other areas of the economy, especially manufacturing and housing. The Fed continued to raise its policy rates through July before leaving rates unchanged starting in September. However, policymakers warned that interest rates may need to remain high for an extended period to contain inflation, especially as oil prices surged in the third quarter. This led to a broad-based third-quarter market decline. Stocks continued to decline into October but rallied strongly in November and December as investor expectations shifted from fears of additional interest rate hikes to hopes that moderating inflation might persuade the Fed to reduce rates in 2024. Declining bond yields and falling crude oil prices were also tailwinds for investor sentiment and stock performance.
Stock selection in the financials and industrials sectors detracted from relative performance, while stock selection in the information technology and communication services sectors contributed. While the Portfolio underperformed for the twelve-month period, we were pleased with how our Portfolio defended against periods of market volatility. We were also gratified with the degree to which the Portfolio participated in the end-of-the-year rally despite our defensive positioning. We also stand by our disciplined approach to managing downside risk.
Stock selection in the financials sector was a notable detractor from relative performance. The first quarter proved challenging for our bank stocks, as a crisis of confidence led customers to pull deposits out of several regional banks. These included Silicon Valley Bank, a subsidiary of our holding SVB Financial. This run on deposits was not caused by credit concerns but rather by the relative maturities of balance sheet assets and liabilities in a rising interest rate environment. As a result, we responded to this situation and liquidated our investment in SVB Financial. Nonetheless, the stock was a significant detractor for the twelve-month period. This situation also triggered a broad-based sell-off in other bank stocks, including Zions Bancorp, which ended up as another relative detractor for the Portfolio. We exited our position in Zions Bancorp as we reassessed our bank holdings. We remain confident in the fundamentals and lending practices of the banks we continue to own. We invest in a geographically diverse group of banks that possess strong balance sheets and healthy capital levels. Given potential economic headwinds, we also continue to pay close attention to the quality of loan portfolios.
Outside of the financials sector, relative performance was hindered by our investment in Globus Medical, a maker of medical devices that support spine health. The stock faced headwinds due to investor concerns around integration issues involving the company’s acquisition of NuVasive. In our view, the market was overly focused on these short-term issues while overlooking the long-term synergies and benefits of the deal. We remain invested in Globus Medical.
Stock selection in the information technology sector aided relative performance. Vontier, a top sector contributor, provides technologies that support vehicle fleet tracking and point-of-sale payments at gasoline pumps. Vontier generated strong free cash flow and the stock gained new attention from investors following its underperformance in 2022. Video game publisher Activision Blizzard was another top performer. The stock rallied as Microsoft moved closer to completing its acquisition of Activision Blizzard. We saw this acquisition, which closed in October, as a reaffirmation of our investment thesis on Activision Blizzard. Elsewhere in the Portfolio, homebuilder Toll Brothers was another prominent contributor. The stock rallied strongly in the fourth quarter on strong financial results and hopes around falling mortgage rates.
In our view, the fourth-quarter equity market rally was driven more by euphoria than fundamentals, as expectations shifted from fears of an imminent recession to an apparent belief that nothing can go wrong in 2024. We have seen some positive developments: consumer spending has been resilient, manufacturing activity has shown signs of bottoming and economic growth has been solid. In addition, we believe we have seen the peak of interest rates for this cycle. We see the potential for rate cuts in 2024, although at a more gradual pace than the market is expecting. Equities have historically struggled during Fed rate cuts, which usually come in response to a recession or other negative surprises. A host of factors could trigger market volatility, including a sharper-than-expected economic slowdown, a spike in

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
unemployment, increased geopolitical tensions or the general uncertainty of an election year. Despite the strong fourth-quarter rally, corporate earnings forecasts have declined in recent months. This suggests little room for error in stock prices if profit expectations are not met.
Despite these uncertainties, we continue to find attractive reward/risk opportunities among the lower end of our market capitalization range, where stocks continue to trade at attractive multiples versus their larger-cap peers. Lower interest rates may also create a more favorable funding environment for smaller companies, while an increase in merger and acquisition activity could provide a boost for equities. We believe our Portfolio is well positioned for both pursuing long-term investment opportunities and defending against downside volatility. Our focus remains on well-managed companies with earnings, strong free cash flow and low debt levels that can help them navigate economic challenges.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Henderson Investors US LLC
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Mid Cap Value Fund on December 31, 2013 would have grown to $15,710. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2013 would have grown to $22,122.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Mid Cap Value Fund	11.38%	5.17%	4.62%
Russell Midcap Value Index	12.71%	11.16%	8.26%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Industrial	25.1%
Financial	23.6%
Consumer, Non-cyclical	14.4%
Consumer, Cyclical	12.1%
Energy	7.0%
Technology	6.7%
Utilities	4.8%
Basic Materials	3.8%
Communications	2.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Mid Core Value Fund
The Penn Series Mid Core Value Fund returned 5.93% for the twelve-month period ending December 31, 2023, compared to the 12.71% return for its benchmark, the Russell Midcap Value Index for the same time period.
Stocks rose in the first half of the year as economic growth remained relatively resilient despite higher interest rates. Investors also hoped the Federal Reserve (Fed) would slow or pause its rate-hike campaign. Stocks retreated in the third quarter, however, as stubbornly high inflation raised expectations for interest rates to remain higher for longer than previously expected. Stocks rallied in the fourth quarter as moderating inflation spurred renewed hopes that the Fed was finished with rate hikes. Economic growth and corporate earnings also remained relatively resilient.
Value stocks underperformed growth for the twelve-month period ending December 31, 2023. Mid cap stocks lagged large caps but outperformed small caps, as measured by the Russell indices. Security selection and an underweight in the consumer discretionary sector weighed on results. Financials also weighed on results with stock selection in the capital markets industry hindering relative performance. This was due in part to a lack of exposure to stocks that were strong performers for the market. Lastly, selection in the materials sector helped relative performance as not owning several benchmark companies in the chemicals industry proved beneficial.
Key detractors from relative performance included Conagra Brands and Advance Auto Parts. Along with its peers, shares of packaged-food producer Conagra Brands were pressured as investors shifted toward less defensive sectors. Also, investors became concerned about consumers shifting to store brands to save money and about pushback on future price increases. Advance Auto Parts, an automotive replacement parts retailer, was another detractor during the reporting period. The company underperformed due to a quarterly earnings miss and guidance reduction. The company has also been forced to raise prices less than product cost inflation in its commercial channel as competitors have become more promotional.
Key contributors included Cie de Saint-Gobain and First Republic Bank. Cie de Saint-Gobain is a global diversified building products manufacturer with notable exposure to Europe. Its shares outperformed early in the period as fears of an energy crisis in Europe eased due to a much warmer-than-expected winter. The improved global economic outlook later in the year also lifted the stock. Another contributor to performance during the reporting period was the lack of exposure to First Republic Bank. In general, bank stocks underperformed amid the failure of two mid-cap banks in the first quarter. First Republic Bank was also pressured by near-term liquidity fears associated with large unrealized losses in its relatively longer-duration assets.
We believe that while central banks may enact small cuts to interest rates if inflation continues to subside, the economy will still experience lagging effects of elevated rates over the next year. That, along with continuing geopolitical risks, may contribute to an uncertain economic environment for investors. Against this backdrop, we continue to focus on companies that we view as higher quality with stable revenues and profits, low indebtedness, stable cash flows and predictable business models that are less sensitive to economic conditions.
Penn Mutual Asset Management, LLC
Investment Adviser
American Century Investment Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Mid Core Value Fund on December 31, 2013 would have grown to $22,948. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell Midcap Value Index, during the same period. A $10,000 investment in the Russell Midcap Value Index on December 31, 2013 would have grown to $22,122.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Mid Core Value Fund	5.93%	10.95%	8.66%
Russell Midcap Value Index	12.71%	11.16%	8.26%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Consumer, Non-cyclical	24.1%
Financial	23.6%
Industrial	15.2%
Utilities	11.6%
Consumer, Cyclical	9.6%
Communications	6.3%
Energy	5.1%
Technology	3.2%
Basic Materials	1.3%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Growth Fund
The Penn Series SMID Cap Growth Fund returned 13.97% for the twelve-month period ending December 31, 2023, compared to the 18.93% return for its benchmark, the Russell 2500 Growth Index for the same time period.
Stock selection in the information technology and industrials sectors contributed to returns, while holdings in health care and consumer discretionary detracted from performance.
Specialty chemical solutions provider Ashland, Inc. was the top detractor from returns in 2023. In its forward second quarter earnings release, management noted that China’s reopening was progressing at a slower pace than expected and, although de-stocking that Ashland saw last December had slowed down, it was still persistent throughout the quarter. With the second half of the year uncertain, Ashland lowered fiscal-year-2023 sales and EBITDA guidance, causing the stock price to drop. Furthermore, the company continued to face headwinds pertaining to customer destocking actions across various supply chains, macroeconomic uncertainty and limited visibility into short-term global consumer demand. The management team has actively divested parts of its non-core business in response to a low-volume environment to focus their efforts and investments into high-growth products and capacity optimization. Despite a challenged macroeconomic environment, we continue to really like Ashland given the company’s opportunity for self-help margin expansion, diversified nature of the business and attractive valuation relative to its 20-year historical median. Oncological biopharmaceutical company Halozyme Therapeutics, was another top detractor from returns. The company’s share price sold off substantially at the beginning of the year after the announcement of its total and royalty revenue 2023 guidance releasing below market expectations, as well as reflecting changes in partner clinical and regulatory timelines which are expected to impact the timing of milestone payments. Additionally, the stock came under pressure after the Centers for Medicare and Medicaid Services released initial guidance on Inflation Reduction Act negotiation provisions, which the market believed could put Halozyme Therapeutics’ Enhanze products at risk of being subject to price controls that would diminish the company’s margins. However, there is still significant uncertainty on how these rules will impact the company’s primary source of revenue. Near the end of the year, Halozyme Therapeutics faced headwinds regarding a delay in projected launch timing for its subcutaneous cancer immunotherapy treatment as its license Swiss health care partner, Roche, was required by the Food & Drug Administration to update its therapy’s manufacturing processes. We continue to remain constructive of the company and review the position and sizing in light of new information.
Water, sewer, storm drainage and fire protection products distributor Core & Main, Inc. was the top contributor to returns during the year. The stock price consistently appreciated throughout the year with support from a solid earnings before EBITDA beat and guidance raise in the company’s first quarter earnings report. This was driven by strong margins as pricing continues to hold in well despite a macro slowdown. Lower cost inventory and accretive mergers and acquisitions also underpinned Core & Main’s robust gross margins. Furthermore, the company preannounced above consensus EBITDA growth and margins for its third quarter earnings report, further underpinning the company’s margin resiliency amid a challenged macroeconomic backdrop. The company also reached an agreement to acquire a Pennsylvania-based industrial manufacturer, Lee Supply Co., which is expected to bolster its high density polyethylene product and service offerings. We continue to view Core & Main favorably, as it remains a market leader in a relatively fragmented and attractive water distribution end market, while being well-positioned to deploy capital towards accretive bolt-on acquisitions and buy back shares due to its robust balance sheet. We also believe the company is poised to experience elevated benefits from Infrastructure bill-related volumes going forward.
Internet connected sensor systems provider Samsara, Inc. was another top contributor to returns. Samara’s stock price surged following a substantial beat and raise in its first and third quarter earnings release, with the most notable headline coming from the company’s record addition of 148 net new 100,000 customers. Despite freight-related weakness, we think Samara is well positioned for long-term growth as the company’s video-based solutions foster safer driving practices and quicker vindication in traffic accidents.
The three major U.S. indices reversed course in 2023, while recording strong calendar year performances chiefly driven by a momentous rally from some of the largest mega-cap technology names, dubbed the “Magnificent Seven.” U.S. equities surged near the ending stretch of the fourth quarter, as the broader market and economy proved to be resilient —

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
overcoming adversities from a banking crisis uprise that challenged depositors' faith in regional banks, uncertainty surrounding the delayed effects of the Federal Reserve’s (Fed) monetary tightening regime on the U.S. economy, as well as heightened geopolitical tensions in Europe and the Middle East. Heading into 2024, we continue to be constructive on the U.S. equity market given inflation is steadily approaching the Fed’s 2% target, a recession does not appear imminent, and recent economic data releases have evidenced economic resilience, while the labor market remains healthy. Ultimately, while the Fed seems to have steered away from a hard landing scenario during the tightening cycle, external shocks or an unexpected pivot to policy easing may rekindle inflation in a way that would require a recession to bring it lower.
We believe our extensive bottom-up research approach is beneficial to navigating these evolving themes and heightened volatility, while also positioning investors to benefit from the next upcycle. We continue to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, while staying focused on the long-term investment horizon.
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the SMID Cap Growth Fund on December 31, 2013 would have grown to $23,422. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Growth Index, during the same period. A $10,000 investment in the Russell 2500 Growth Index on December 31, 2013 would have grown to $23,194.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
SMID Cap Growth Fund	13.97%	13.03%	8.88%
Russell 2500 Growth Index	18.93%	11.43%	8.78%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Industrial	24.4%
Consumer, Non-cyclical	23.8%
Technology	23.1%
Consumer, Cyclical	19.8%
Financial	3.6%
Basic Materials	3.4%
Communications	1.0%
Energy	0.9%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
SMID Cap Value Fund
The Penn Series SMID Cap Value Fund returned 16.65% for the twelve-month period ending December 31, 2023, compared to the 15.98% return for its benchmark, the Russell 2500 Value Index for the same time period.
Early in 2023, aggressive central bank tightening — led by the U.S. Federal Reserve (Fed) — pressured global equity markets. Bouts of volatility continued as central banks reduced and then began to pause rate hikes but reiterated hawkish higher-for-longer rhetoric that weighed on sentiment. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields, especially the 10-year U.S. Treasury note, which briefly crossed the 5% threshold for the first time in sixteen years. Equity markets rallied sharply during November and December as optimism rose that the Fed would begin to cut interest rates in 2024, both earlier and more than previously anticipated.
For the twelve-month period ending December 31, 2023, the Portfolio rose in absolute terms and outperformed its benchmark, the Russell 2500 Value Index. Both sector and stock selection contributed to relative returns. An overweight to industrials contributed, while an overweight to financials detracted. Stock selection within financials contributed, while selection in healthcare detracted.
Vertiv, which specializes in equipment used in data center construction, outperformed after it reported that their first and second quarter 2023 results were ahead of company guidance after prior supply chain shortages began to resolve. Additionally, investors continue to forecast a benefit to Vertiv from the significant increases in technology spending related to artificial intelligence. Another contributor to results was Canada-based uranium producer Cameco. Uranium prices have climbed amid the global transition to low-carbon energy sources, helping lift Cameco’s third-quarter earnings, which easily beat analyst expectations.
Shares of Pediatrix Medical Group detracted after the company reported third quarter 2023 results that included disappointing revenue and profitability. A combination of less newborns requiring neonatal care, shortened stays in Pediatrix units and higher labor expenses pressured the company’s results. MasTec detracted after reporting delays in contract signings following concerns over federal stimulus spending. Long-
term federal support remains intact, but the funding process can cause delays in positive impacts on financial results.
After a volatile start to 2023, data emerged in the second half of 2023 supporting the soft/no landing case with inflation declining sharply from Fed rate hikes and a solid U.S. economy. Leading into this, investor concerns over a slowdown led to underperformance for small cap and value stocks relative to large cap growth companies who offered perceived safety. December’s rally began to reverse some of this but was more of a benefit to lower quality companies, leaving the valuation discount for high-quality small cap and value stocks versus growth peers at historically attractive levels. As a result, we believe these high-quality companies are a compelling opportunity. They can generate sustained earnings growth even if the economy stays sluggish and can show earnings improvement and multiple expansion from depressed valuations over the medium and longer term. One set of these companies are those whose businesses will benefit from a massive increase in infrastructure spending needed to facilitate the dramatic shift we expect in the U.S. economy from both onshoring and energy security and transition. Others are those with strong business models, balance sheets and management teams who can navigate this volatile economic climate. As a result, our Portfolio has an overweight exposure to the themes of energy security and transition and onshoring. It also has a bias toward quality with significantly less leverage than their benchmarks, and stronger profitability and earnings growth. Combined with their attractive valuations, we believe these companies offer a compelling backdrop for 2024.
Penn Mutual Asset Management, LLC
Investment Adviser
AllianceBernstein
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the SMID Cap Value Fund on December 31, 2013 would have grown to $19,984. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2500 Value Index, during the same period. A $10,000 investment in the Russell 2500 Value Index on December 31, 2013 would have grown to $20,463.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
SMID Cap Value Fund	16.65%	10.07%	7.17%
Russell 2500 Value Index	15.98%	10.79%	7.42%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Financial	25.3%
Industrial	21.4%
Consumer, Cyclical	16.7%
Consumer, Non-cyclical	14.7%
Technology	8.1%
Communications	4.4%
Basic Materials	3.4%
Energy	3.1%
Utilities	2.9%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Growth Fund
The Penn Series Small Cap Growth Fund returned 18.64% for the twelve-month period ending December 31, 2023, compared to the 18.66% return for its benchmark, the Russell 2000 Growth Index for the same time period.
In 2023, the U.S. equity market delivered positive returns, despite periods of volatility, as investors awaited clarity on the direction of Federal Reserve (Fed) policy, interest rates, inflation and economic growth. Economic growth appeared resilient, as a strong job market helped support consumer spending. However, there were signs of slowing in other areas of the economy, especially in manufacturing and housing. The Fed continued to raise rates through July before leaving rates unchanged starting in September. However, policymakers warned that interest rates may need to remain high for an extended period to contain inflation, especially as oil prices surged in the third quarter. These signals put upward pressure on long-term bond yields while adding to fears of a more pronounced economic slowdown. This led to a broad-based third-quarter market decline. Stocks continued to decline into October but rallied strongly in November and December as investor expectations abruptly shifted from fears of additional interest rate hikes to hopes that moderating inflation might persuade the Fed to reduce rates in 2024. The 10-year Treasury yield also fell below 4% by the end of December, after reaching nearly 5% in mid-October. Declining bond yields and falling crude oil prices provided a further tailwind for investor sentiment and stock performance. As a result, stocks ended the year with very strong fourth-quarter returns.
Stock selection and an overweight in the industrials sector aided relative performance. Stock selection in the consumer staples sector was also beneficial. Stock selection in the information technology and healthcare sectors detracted from relative performance.
Among individual holdings, Core & Main was a top relative contributor. This industrials company distributes products used in storm drainage and other large water-related infrastructure projects. It has benefited from higher infrastructure spending, which helped it report better-than-expected results. The company also indicated some stabilization in input prices, leading it to raise guidance on operating margins. We continue to like Core & Main for its advantaged competitive positioning and the earnings visibility provided by long-term infrastructure projects.
Stride was another top positive contributor to relative performance. Stride provides a remote learning platform used for both K-12 education and professional training and recertification. It has reported very strong student enrollment and retention metrics, which supported better-than-expected earnings growth. Stride’s specialized career training programs for secondary students have differentiated it from competitors in the K-12 market. Its career training business has also been growing faster than the general education market. We have been excited to see the company gain market share across its businesses while delivering recurring revenue growth.
WNS Holdings was a relative detractor. This provider of outsourced business processing services faced concerns that it might lose business to artificial intelligence (AI) solutions. We believe it is too early to assess how AI may impact individual companies and we believe the pressure on WNS Holdings was out of line with fundmentals. Moreover, the management team at WNS Holdings has indicated that it will seek ways to harness the power of AI internally to improve worker productivity and reduce expenses.
ICU Medical, another detractor, supplies IV delivery solutions such as IV pumps, consumable bags and IV solutions. It has taken longer than expected to work through some of the operational challenges of its largest acquisition to date, Smiths Medical. It also faced uncertainty around recent headwinds for hospital spending and over the impact of new GLP-1 weight-loss drugs on treatments for medical conditions typically associated with obesity. However, our view on the company’s long-term prospects has not changed. We continue to like ICU Medical for its strong competitive positioning and for its consumables business, which has provided recurring revenues.
While we have welcomed signs of continued economic growth and moderating inflation, we acknowledge macroeconomic risks for 2024. Manufacturing activity has remained relatively soft and consumers are facing increased pressure with the end of federal stimulus payments. Geopolitical events could also have unforeseen ramifications for economic growth and inflation. While we cannot rule out a potential recession in 2024, we are not expecting the kind of sharp economic dislocation we saw in 2020 nor a wider financial crisis like in 2008. Rather, we might see a relatively short-lived business downturn that we believe well-managed and well-funded companies will be able to successfully navigate. We also continue to see opportunities for small

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
cap stocks, which have historically performed well coming out of a recession. Small caps also look particularly attractive as they are trading at historically low valuations relative to large caps.
This environment is likely to result in divergent performance within small caps, giving us an opportunity to put our active stock selection to work. We continue to focus on well-managed, profitable growth companies with strong balance sheets, healthy free cash flows and high returns on capital. We will also seek out opportunities to capitalize on unique or improving business models, as well as on innovation. In 2023, innovations in AI and weight-loss drugs prompted broad market rotations that were potentially driven more by fear and euphoria than by individual company fundamentals. We believe investors may be more discerning in 2024 as they start to evaluate the implications of these developments on a company-by-company basis. We believe this will give us a further opportunity to put our stock selection to work as we look to capitalize on these exciting opportunities.
Penn Mutual Asset Management, LLC
Investment Adviser
Janus Henderson Investors US LLC
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Small Cap Growth Fund on December 31, 2013 would have grown to $23,172. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Growth Index, during the same period. A $10,000 investment in the Russell 2000 Growth Index on December 31, 2013 would have grown to $19,966.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Small Cap Growth Fund	18.64%	10.60%	8.77%
Russell 2000 Growth Index	18.66%	9.22%	7.16%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Consumer, Non-cyclical	36.3%
Industrial	23.7%
Technology	20.8%
Financial	6.2%
Consumer, Cyclical	5.7%
Communications	3.0%
Energy	2.1%
Basic Materials	1.4%
Utilities	0.8%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Value Fund
The Penn Series Small Cap Value Fund returned 11.41% for the twelve-month period ending December 31, 2023, compared to the 14.65% return for its benchmark, the Russell 2000 Value Index for the same time period.
Stock selection in the industrials and consumer staples sectors contributed to returns, while holdings in the consumer discretionary and financials sectors detracted from performance.
Carbon neutral oil and gas producer Civitas Resources, Inc. was a top detractor from returns in 2023. The stock price fell in the back half of the year, as both natural gas and oil prices depreciated due to a combination of demand concerns from China, U.S. crude oil inventories illustrating a surprisingly large draw and a much greater gasoline inventory build than expected. Many investors were disappointed with Civitas Resources’ third quarter earnings release, as the company did not provide an update on the 2024 plan despite a conservative guidance. Additionally, its stock fell more than 8% in a single day on news that the company was acquiring Vencer Energy’s Midland Basin assets for a premium. Despite the challenged macro environment for Civitas Resources, we continue to have conviction in the stock given Civitas’ diversified asset base, strong balance sheet and attractive valuation relative to peers. Specialty chemical solutions provider Ashland, Inc. was another top detractor from returns. The stock has struggled over the past year due to a combination of persistent de-stocking, a slower-than-expected China reopening and consumer-related headwinds. Ashland took its biggest hit following its second-quarter 2022 earnings release in which the company lowered its fiscal-year-2023 sales and EBITDA guidance, causing the stock price to drop 10% in one day. Nevertheless, we continue to like Ashland given the company’s opportunity for self-help margin expansion, the diversified nature of the business, its strong management team, and relatively low multiple compared to peers given Ashland’s focus on expanding margins and improving its financial position.
Packaged food provider Hostess Brands, Inc. was a top contributor to returns during the year. The stock price skyrocketed at the end of August on news that the company was exploring a sale. Two weeks later, the stock rallied another 20% after J.M. Smucker announced the acquisition of Hostess Brands. We ultimately sold out of the name upon the completion of the acquisition. Meritage Homes Corp., a company that engages in the design and construction of single-family attached and detached homes, was also a top contributor to returns. The stock had steadily appreciated for the first 10 months of 2023 before skyrocketing in the last two months of the year on the back of a sharp decline in bond yields and mortgage rates after reaching a peak in early November, which eased one of the major headwinds to the housing market. Meritage Homes also benefited from U.S. single-family housing starts rising 18.0% in November, reaching the highest level since April 2022, along with permits for future construction of single-family housing jumping to a seasonally adjusted annual rate of 976,000, the highest since May 2022. We believe Meritage Homes has a strong balance sheet and will continue to benefit from an improving demand environment.
The three major U.S. indices reversed course in 2023, while recording strong calendar year performances chiefly driven by a momentous rally from some of the largest mega-cap technology names, dubbed the “Magnificent Seven.” U.S. equities surged near the ending stretch of the fourth quarter, as the broader market and economy proved to be resilient — overcoming adversities from a banking crisis uprise that challenged depositors' faith in regional banks, uncertainty surrounding the delayed effects of the Federal Reserve’s (Fed) monetary tightening regime on the U.S. economy, as well as heightened geopolitical tensions in Europe and the Middle East. Heading into 2024, we continue to be constructive on the U.S. equity market given inflation is steadily approaching the Fed’s 2% target, a recession does not appear imminent, and recent economic data releases have evidenced economic resilience, while the labor market remains healthy. Ultimately, while the Fed seems to have steered away from a hard landing scenario during the tightening cycle, external shocks or an unexpected pivot to policy easing may rekindle inflation in a way that would require a recession to bring it lower.
We believe our extensive bottom-up research approach is beneficial to navigating these evolving themes and heightened volatility, while also positioning investors to benefit from the next upcycle. We continue to stay true to our quality-first investment approach and seek to invest in businesses with healthy balance sheets, relatively stable cash flows and differentiated business models aligned to secular tailwinds. We continue to test our models and re-evaluate our assumptions with increasing information, while staying focused on the long-term investment horizon.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Penn Mutual Asset Management, LLC
Investment Adviser
Goldman Sachs Asset Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Small Cap Value Fund on December 31, 2013 would have grown to $18,509. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Value Index, during the same period. A $10,000 investment in the Russell 2000 Value Index on December 31, 2013 would have grown to $19,226.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Small Cap Value Fund	11.41%	8.66%	6.35%
Russell 2000 Value Index	14.65%	10.00%	6.76%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Financial	35.3%
Industrial	17.0%
Consumer, Cyclical	11.9%
Consumer, Non-cyclical	11.8%
Energy	8.4%
Technology	5.8%
Basic Materials	5.4%
Utilities	3.3%
Communications	1.1%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Small Cap Index Fund
The Penn Series Small Cap Index Fund returned 16.23% for the twelve-month period ending December 31, 2023, compared to the 16.93% return for its benchmark, the Russell 2000 Index for the same time period.
The investment objective of the Penn Series Small Cap Index Fund is to seek to replicate the returns and characteristics of a small cap index.
The Portfolio and Index returns reflect the reinvestment of dividends and other income. The Portfolio’s performance reflects the expenses of managing the Portfolio, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities in the Portfolio and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
Performance was positive in the first quarter amid optimism that the Federal Reserve might halt interest rate hikes despite stronger-than-expected economic data and the banking crisis centered on Silicon Valley Bank. Second quarter performance was also positive driven by strong performers in technology, optimism on artificial intelligence (AI), a healthy job market and a decrease in inflation. Third quarter performance was negative as weakness was widespread across most sectors amid slowing growth, a reduction in consumer spending and a slump in exports. Performance in the fourth quarter was positive on the back of better inflation numbers and strong earnings growth.
The Portfolio used Russell 2000 Index futures contracts in order to gain exposure to the Index during the reporting period. The Portfolio’s use of index futures helped the Portfolio track the Index.
On an individual security level, the top positive contributors to Portfolio performance during the reporting period were Super Micro Computer Inc., MicroStrategy Inc. and ImmunoGen Inc. The top negative contributors to Portfolio performance were Chegg Inc., Patterson-UTI Energy Inc. and Halozyme Therapeutics Inc.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Small Cap Index Fund on December 31, 2013 would have grown to $18,709. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the Russell 2000 Index, during the same period. A $10,000 investment in the Russell 2000 Index on December 31, 2013 would have grown to $19,959.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Small Cap Index Fund	16.23%	9.28%	6.46%
Russell 2000 Index	16.93%	9.97%	7.16%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Consumer, Non-cyclical	23.2%
Financial	22.1%
Industrial	14.9%
Consumer, Cyclical	11.7%
Technology	11.4%
Energy	6.9%
Communications	3.7%
Basic Materials	3.4%
Utilities	2.7%
Government	0.0% [2]
Diversified	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Developed International Index Fund
The Penn Series Developed International Index Fund returned 17.23% for the twelve-month period ending December 31, 2023, compared to the 18.24% return for its benchmark, the MSCI EAFE Index for the same time period.
The investment objective of the Developed International Index Fund is to seek to replicate the returns and characteristics of an international index composed of securities from developed countries.
The Portfolio and Index returns reflect the reinvestment of dividends and other income. The Portfolio’s performance reflects the expenses of managing the Portfolio, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of small weighting differences between the securities and the currencies in the Portfolio and the Index contributed to the difference between the Portfolio’s performance and that of the Index.
The Portfolio experienced positive performance for the twelve-month period ending December 31, 2023. Performance in the first quarter was positive driven by falling energy prices and prospects of easier monetary policy despite fears of financial instability after the collapse of several banks. Second quarter performance was also positive on the back of successful efforts to combat inflation and solid macroeconomic data although weak manufacturing data tempered the positive performance. Persistent high interest rates led to negative performance in the third quarter. Despite real estate concerns in Asia, performance in the fourth quarter was positive as recession concerns eased, inflation declined sharply and hopes of interest rate cuts.
The Portfolio used MSCI EAFE Index futures contracts in order to gain exposure to the Index during the reporting period. The Portfolio’s use of index futures helped the Portfolio track the Index.
On an individual security level, the top positive contributors to Portfolio performance during the reporting period were ASML Holding NV, SAP SE and Novo Nordisk A/S Class B. The top negative contributors to Portfolio performance during the reporting period were Anglo American plc, British American Tobacco and AIA Group Limited.
Penn Mutual Asset Management, LLC
Investment Adviser
State Street Global Advisors
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Developed International Index Fund on December 31, 2013 would have grown to $14,231. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI EAFE Index, during the same period. A $10,000 investment in the MSCI EAFE Index on December 31, 2013 would have grown to $15,204.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Developed International Index Fund	17.23%	7.43%	3.59%
MSCI EAFE Index	18.24%	8.16%	4.28%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Japan	22.3%
United Kingdom	13.6%
France	11.9%
Switzerland	10.6%
Germany	8.5%
Australia	7.4%
Netherlands	4.9%
Denmark	3.3%
Sweden	3.2%
Spain	2.7%
Hong Kong	2.3%
Italy	2.3%
Singapore	1.4%
Ireland	1.3%
Finland	1.1%
Belgium	0.8%
Norway	0.7%
Israel	0.7%
New Zealand	0.3%
Portugal	0.2%
Luxembourg	0.2%
Austria	0.2%
Chile	0.1%
Macao	0.0% [2]
Jordan	0.0% [2]
United Arab Emirates	0.0% [2]
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.
2	Less than 0.05%.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
International Equity Fund
The Penn Series International Equity Fund returned 15.25% for the twelve-month period ending December 31, 2023, compared to the 15.62% return for its benchmark, the MSCI ACWI ex U.S. Index for the same time period.
Stocks that helped absolute performance included Constellation Software Inc., RELX Plc and Ferrari N.V. Constellation Software, a conglomerate of small to mid-sized mission-critical software companies, reported strong 2023 results. We believe this is a growing and predictable company that may benefit from a scenario of lower inflation and soft landing. Another top contributor during the reporting period was RELX. Company fundamentals remain strong and we think it can implement artificial intelligence into its Legal and Scientific, Technical & Medical (STM) modules to make users more productive and potentially get better pricing. Regarding fundamentals, RELX has been reporting a solid pickup in organic growth as their STM segment business is being driven more by the faster growing Database and Tools segment. Additionally, the Risk segment continues to grow near 7-8%, which allows RELX to sustain 6% organic growth (excluding exhibitions). Ferrari had a good year aided by an upgrade to full year 2023 guidance mid-year and strong demand for a new 4-door product with order books full till 2026.
Stocks that hurt absolute performance included Rentokil Initial Plc, Hong Kong Exchanges & Clearing and Yum China Holdings Inc. Rentokil Initial gave a trading update early in the fourth quarter that showed weaker-than-expected organic growth in the U.S. and resulting margin pressure. While the company maintained full year expectations, this highlighted worries over the Terminix acquisition and potential integration issues, along with the competitive environment. We believe this complicates the earnings growth profile over the next couple of years and may increase volatility as management has to show there is no longer-term implications. As a result we sold the position during the reporting period. Hong Kong Exchanges & Clearing, another detractor during the reporting period, underperformed in 2023 due to weak sentiment in China. Yum China, the operator of Pizza Hut and KFC and other quick service dining brands in China, missed expectations in the third quarter due to lower-than-expected margins as a result of the promotional environment.
International equities rallied in the fourth quarter as inflation eased in developed markets and central banks kept interest rates unchanged, with the Federal Reserve (Fed) signaling cuts for 2024. International equities ended 2023 with solid returns. While the Fed and other major central banks have paused interest rate rises, there is a risk that rates remain higher for longer than investors expect. Inflation has declined, although hitting the Fed’s 2% target rate may be more challenging. In our view, inflation may become more volatile leading to variability in interest rates. This could impact corporate earnings as companies face wage increases and higher financing costs, combined with supply constraints, and domestic, as well as geopolitical issues. Exogenous shocks are another omnipresent risk that could lead to a more significant slowdown in the economy. Despite this, some investors appear to expect continued economic resilience and falling interest rates.
While there are clear signs of recovery, China’s reopening has been slower than anticipated, and unlike in the past, there are no fast remedies. Recovery has been sluggish, sentiment has been low and earnings have not been rewarded in many companies. We focus on companies with domestic consumption, where we believe valuations are attractive and we remain mindful of potential regulatory risks and thus steer clear of China’s banks and real estate.
We don’t expect developed market interest rates to drop suddenly, fueling momentum like they did in 2020. Emerging markets offered less stimulus during the pandemic and were quick to raise rates when inflation rose. They are now in a position to cut rates — Brazil already cut a few times in 2023. The signal that the developed market rate cycle is coming to an end is positive for emerging markets, where we may see an acceleration of rate reductions.
In Europe, fiscal belt tightening mixed with the delayed effects of previous monetary tightening means the backdrop will be tough in 2024. This is before factoring in the risk of escalation in either of the wars that could lead to higher energy prices. Added up, 2024 is likely to be another tough year for Europe in terms of GDP growth. However, valuation is starting at a low level. While earnings growth is also likely to be weak, there may be pockets of European companies that should prove resilient, namely those with structural growth drivers that can be sustained despite the weak macroeconomy.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the International Equity Fund on December 31, 2013 would have grown to $17,368. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI ACWI ex-U.S. Index, during the same period. A $10,000 investment in the MSCI ACWI ex-U.S. Index on December 31, 2013 would have grown to $14,561.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
International Equity Fund	15.25%	8.28%	5.68%
MSCI ACWI ex-U.S. Index	15.62%	7.08%	3.83%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
France	16.7%
United Kingdom	16.1%
United States	11.5%
Japan	10.9%
Canada	8.5%
Netherlands	7.2%
Ireland	5.9%
Switzerland	4.1%
Italy	3.8%
Taiwan	3.5%
Germany	3.5%
Spain	3.5%
India	3.0%
Sweden	1.8%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Emerging Markets Equity Fund
The Penn Series Emerging Markets Equity Fund returned 1.67% for the twelve-month period ending December 31, 2023, compared to the 9.83% return for its benchmark, the MSCI Emerging Markets Index for the same time period.
Stocks that hurt absolute performance included Jd.Com Inc., Meituan and China Tourism Group Duty Free (CDF). China’s number two e-commerce company, JD.com, detracted from absolute returns during the reporting period. Given the weak discretionary consumption recovery and the concern that competition will intensify after a news report suggested the company will step up subsidies, we sold our position in JD.com. Another detractor during the reporting period was Meituan. The company’s share price is highly correlated with the health of the Chinese economy and consumer sentiment. We exited the position due to the uncertainty of its recovery trajectory compounded with heightened competition in the in-store business. CDF, another stock that hurt absolute performance, has been under pressure due to weak consumer sentiment in China and per-capita duty-free spending growth being weak despite the resumption of traffic. Its long-term outlook is clouded with the Hainan Island set to go duty-free, which would pressure CDF’s market share. As a result, we sold this holding during the reporting period.
Stocks that helped absolute performance included Samsung Electronics Co Ltd, Taiwan Semiconductor Manufacturing Co. (TSMC) and Raia Drogasil. Samsung’s strong performance was mainly driven by expectations of a recovery in the memory prices after eight quarters of downturn. After a difficult first half of 2023, the cyclical recovery is playing out and Samsung’s guidance implies meaningful earnings recovery from the fourth quarter onwards. Thanks to prudent capex control and production cutback initiatives, as well as a cyclical demand recovery from consumer applications, the memory market is beginning to show gradual improvement. Moreover, investor interest in the memory industry, particularly in Samsung, is also fueled by the strong demand for high band width memory (HBM), used in artificial intelligence (AI) chips. Another stock that aided absolute performance was TSMC. The company reaffirmed their view for a healthy growth year in 2024, which suggests potential share gains and Apple’s further migration to 3nm. Fabless customer inventory ended at a healthier level in 2023. The recent sales ramp was driven by artificial intelligence (AI) and
High Performance Computing (HPC) demand, peak season ramps for the iPhone and rebounding orders from Android. Brazil’s largest drug store chain, Raia Drogasil, helped absolute performance during the reporting period. The company performed well during 2023, with first quarter same-store sales increasing 12.6% on the back of price increases of 10% and 3% volume growth. In our view, Raia Drogasil is a well-managed durable business with a long runway for growth.
Emerging markets as an asset class has faced headwinds in recent years. Loose monetary policy during the pandemic created an environment of excess liquidity. Investors flush with cash propelled momentum stocks. As the world emerged from the health crisis, sharply rising interest rates in developed markets contributed to a risk-off mood. China’s prolonged zero-COVID policy, struggles coming out of the pandemic and geopolitical tensions further soured sentiment.
More recently, higher interest rates have negatively impacted areas such as consumer staples. In our view, India has among the strongest fundamentals in emerging markets. Here we seek quality companies in new areas benefiting from a strong capex cycle and commitment to infrastructure spend. In 2023, tech-heavy countries Korea and Taiwan saw more cyclical component companies rebound from 2022 multiple-compression lows. We see these types of companies as more vulnerable to a slowing environment in developed markets and trading at extended valuations.
While there are clear signs of recovery, China’s reopening has been slower than anticipated and, unlike in the past, there are no fast remedies. Recovery has been sluggish, sentiment has been low and earnings have not been rewarded in many companies. We focus on companies with domestic consumption, where we believe valuations are attractive and we remain mindful of potential regulatory risks and thus steer clear of China’s banks and real estate.
Moderating inflation in the U.S. and a softer labor market have reinforced the belief that the rate hike cycle is coming to an end. Inflation has also moderated in Europe and we believe this will be an important dynamic in 2024. However, we don’t expect developed market interest rates to drop suddenly fueling momentum like they did in 2020. Emerging markets offered less stimulus during the pandemic and were quick to raise rates when inflation rose. They are now in a position to cut rates — Brazil already cut a few times in 2023. The signal that the developed market rate cycle is coming to an end is

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
positive for emerging markets, where we may see an acceleration of rate reductions. We remain true to our philosophy and process, steadfastly focused on the earnings delivery of our companies, which we believe will be rewarded.
Penn Mutual Asset Management, LLC
Investment Adviser
Vontobel Asset Management, Inc.
Investment Sub-Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Emerging Markets Equity Fund on December 31, 2013 would have grown to $9,623. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the MSCI Emerging Markets Index, during the same period. A $10,000 investment in the MSCI Emerging Markets Index on December 31, 2013 would have grown to $13,004.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Emerging Markets Equity Fund	1.67%	(0.75%)	(0.38%)
MSCI Emerging Markets Index	9.83%	3.69%	2.66%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
India	25.3%
China	15.7%
Brazil	12.1%
Taiwan	10.8%
South Korea	8.6%
Indonesia	7.5%
Mexico	6.2%
South Africa	3.4%
Hong Kong	3.2%
Poland	2.0%
Uruguay	1.7%
United Arab Emirates	1.0%
Colombia	0.8%
Macao	0.7%
Singapore	0.5%
Netherlands	0.5%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Real Estate Securities Fund
The Penn Series Real Estate Securities Fund returned 11.78% for the twelve-month period ending December 31, 2023, compared to the 11.36%  return for its benchmark, the FTSE NAREIT All Equity REITs Index for the same time period.
Real estate shares rose in 2023, bolstered by generally healthy real estate fundamentals and, toward year-end, optimism around a “soft landing” for the economy. Interest rates played an outsized role in influencing share prices throughout the year, with the market focused on the potential timing and magnitude of a Federal Reserve (Fed) pivot following extensive monetary policy tightening. Expectations rose that the Fed could begin cutting benchmark lending rates as early as the first half of 2024.
Data centers benefited from strength in cloud demand and the early innings of an expected multi-year tailwind from artificial intelligence, resulting in an upward trend in pricing. Solid leasing activity and retailer strength buoyed retail-oriented property types, led by regional malls. Single-family homes for rent benefited from favorable supply and demand fundamentals. Apartments trailed on weakened rent growth, with the previously strong Sunbelt region challenged by increased supply.
Industrial REITs outperformed on the prospect of an economic “soft landing”. But while rent growth in some U.S. cities appears to be stabilizing, other markets are still decelerating. Lower mortgage rates could lead to more housing transactions, driving demand for self storage space. For now, however, new-tenant rents for U.S. based storage companies may not have bottomed. Office REITs, where longer-term demand is uncertain, posted relatively modest gains. Infrastructure was pressured during the year as new leasing activity in the U.S. softened due, at least in part, to slowing tenant spending on 5G. However, mobile usage continues to climb.
The Portfolio had a positive total return for the year and outperformed its benchmark. Contributors to relative performance included stock selection in health care led by an overweight allocation in Welltower, driven by customer rate increases, growing occupancy and declining labor costs. The timing of our allocations in infrastructure also contributed, as did an overweight allocation and selection in single-family homes. The latter benefited from positive supply/demand fundamentals stemming from affordability issues in the homes-for-sale market alongside demographic shifts.
Key detractors included selection in apartments, due to overweight positions in companies with assets in the Sunbelt, which struggled amid increased supply. An overweight allocation in free standing REITs also detracted; the sector tends to be among the most interest rate sensitive. Selection in offices further hindered relative performance. An overweight allocation in Highwoods Properties, whose assets are concentrated in the southern U.S., declined for the year.
We believe listed real estate offers attractive return potential relative to broad equities. Fundamentals are on solid footing compared with prior cycles. While growth will likely decelerate, cash flows are generally expected to remain sound as supply stays in check. Further, an end to central bank tightening tends to be followed by notable strength in listed real estate performance.
We have a preference for assets with strong secular growth profiles and good pricing power. Among residential sectors, we favor single-family homes based on our positive view of rental housing demand (supported by the lack of affordability in the purchase market) and demographic tailwinds. In health care, we have a positive outlook on senior housing, where occupancies are improving following early-pandemic declines.
Data center REITs are well situated, in our view as demand from cloud computing remains healthy and supply is constrained by limitations on power infrastructure serving key data center markets. We have recently added to our cell tower allocation, as valuations have become more attractive.
We remain cautious about offices due to weak fundamentals and uncertain longer-term demand. We are also underweight self storage, as a stagnant housing market and weak job growth may keep demand and pricing power depressed.
Penn Mutual Asset Management, LLC
Investment Adviser
Cohen & Steers Capital Management
Investment Sub-Adviser

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Real Estate Securities Fund on December 31, 2013 would have grown to $22,704. For the purpose of comparison, the graph also shows the change in the Fund’s benchmark, the FTSE NAREIT All Equity REITs Index, during the same period. A $10,000 investment in the FTSE NAREIT All Equity REITs Index on December 31, 2013 would have grown to $21,497.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Real Estate Securities Fund	11.78%	8.83%	8.55%
FTSE NAREIT All Equity REIT Index	11.36%	7.59%	7.95%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Portfolio Composition as of 12/31/23
Percent of Total Investments[1]
Diversified	33.0%
Apartments	15.1%
Industrial	11.5%
Healthcare	9.7%
Storage & Warehousing	8.8%
Regional Malls	6.4%
Single Tenant	5.8%
Manufactured Homes	4.3%
Strip Centers	2.2%
Office Property	1.4%
Lodging	1.1%
Hotels & Resorts	0.7%
100.0%

1	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Aggressive Allocation Fund
The Penn Series Aggressive Allocation Fund returned 15.38% for the twelve-month period ending December 31, 2023, compared to its benchmarks, the Russell 3000 Index’s return of 25.96% and the Bloomberg U.S. Aggregate Bond Index’s return of 5.53% for the same time period.
The Aggressive Allocation Fund is comprised of a target allocation of 90% equity funds and 10% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large-capitalization funds to small-capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks, small- and mid-cap growth stocks, international equities, emerging markets and REITs underperformed the Russell 3000 Index. The Fund’s allocation to large-cap growth stocks outperformed the Russell 3000 Index. In fixed income, the Fund’s allocation to short-term bonds contributed negatively, while the allocation to high yield bonds contributed positively to performance.
Fund selection of the Aggressive Allocation Fund contributed negatively to its performance. During the period, the Penn Series Large Cap Growth, Large Core Value, Mid Cap Growth, Mid Core Value, SMID Cap Growth and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Growth Stock Fund outperformed its benchmark by more than 2%. On the fixed income side, the Penn Series Limited Maturity Bond and Quality Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund underperformed its benchmark.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Aggressive Allocation Fund on December 31, 2013 would have grown to $18,750. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2013 would have grown to $29,641. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2013 would have grown to $11,964.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Aggressive Allocation Fund	15.38%	8.86%	6.49%
Russell 3000 Index	25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/23
Large Cap Value Stocks	26.0%
International Stocks	19.0%
Large Cap Growth Stocks	17.0%
Intermediate Bonds	9.0%
Mid Cap Value Stocks	8.0%
Emerging Markets Stocks	5.0%
Small Cap Growth Stocks	5.0%
Domestic REITs	5.0%
Mid Cap Growth Stocks	3.0%
Small Cap Value Stocks	2.0%
Short Term Bonds	1.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Aggressive Allocation Fund
The Penn Series Moderately Aggressive Allocation Fund returned 14.45% for the twelve-month period ending December 31, 2023, compared to its benchmarks, the Russell 3000 Index’s return of 25.96% and the Bloomberg U.S. Aggregate Bond Index’s return of 5.53%for the same time period.
The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large-capitalization funds to small-capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks, small- and mid-cap growth stocks, international equities, emerging markets and REITs underperformed the Russell 3000 Index. The Fund’s allocation to large-cap growth stocks outperformed the Russell 3000 Index. In fixed income, the Fund’s allocation to short-term bonds contributed negatively, while the allocation to high yield bonds contributed positively to performance.
Fund selection of the Moderately Aggressive Allocation Fund contributed negatively to its performance. During the period, the Penn Series Large Cap Growth, Large Core Value, Mid Cap Growth, Mid Core Value, SMID Cap Growth and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Growth Stock Fund outperformed its benchmark by more than 2%. On the fixed income side, the Penn Series Limited Maturity Bond and Quality Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund underperformed its benchmark.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Moderately Aggressive Allocation Fund on December 31, 2013 would have grown to $18,412. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2013 would have grown to $29,641. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2013 would have grown to $11,964.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Moderately Aggressive Allocation Fund	14.45%	8.50%	6.29%
Russell 3000 Index	25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/23
Large Cap Value Stocks	24.0%
International Stocks	15.0%
Large Cap Growth Stocks	15.0%
Intermediate Bonds	14.0%
Mid Cap Value Stocks	7.0%
Short Term Bonds	6.0%
Domestic REITs	5.0%
Emerging Markets Stocks	4.0%
Small Cap Growth Stocks	4.0%
Small Cap Value Stocks	3.0%
Mid Cap Growth Stocks	3.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderate Allocation Fund
The Penn Series Moderate Allocation Fund returned 12.77% for the twelve-month period ending December 31, 2023, compared to its benchmarks, the Russell 3000 Index’s return of 25.96% and the Bloomberg U.S. Aggregate Bond Index’s return of 5.53% for the same time period.
The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large-capitalization funds to small-capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderate Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks, small- and mid-cap growth stocks, international equities, emerging markets and REITs underperformed the Russell 3000 Index. The Fund’s allocation to large-cap growth stocks outperformed the Russell 3000 Index. In fixed income, the Fund’s allocation to short-term bonds contributed negatively, while the allocation to high yield bonds contributed positively to performance.
Fund selection of the Moderate Allocation Fund contributed negatively to its performance. During the period, the Penn Series Large Cap Growth, Large Core Value, Mid Cap Growth, Mid Core Value, SMID Cap Growth and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. The Penn Series Large Growth Stock Fund outperformed its benchmark by more than 2%. On the fixed income side, the Penn Series Limited Maturity Bond and Quality Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund underperformed its benchmark.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Moderate Allocation Fund on December 31, 2013 would have grown to $16,986. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2013 would have grown to $29,641. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2013 would have grown to $11,964.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Moderate Allocation Fund	12.77%	7.10%	5.44%
Russell 3000 Index	25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/23
Intermediate Bonds	27.0%
Large Cap Value Stocks	17.0%
Large Cap Growth Stocks	13.0%
International Stocks	9.0%
Short Term Bonds	9.0%
Mid Cap Value Stocks	6.0%
Emerging Markets Stocks	4.0%
High Yield Bonds	4.0%
Domestic REITs	4.0%
Mid Cap Growth Stocks	3.0%
Small Cap Value Stocks	2.0%
Small Cap Growth Stocks	2.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Moderately Conservative Allocation Fund
The Penn Series Moderately Conservative Allocation Fund returned 10.71% for the twelve-month period ending December 31, 2023, compared to its benchmarks, the Russell 3000 Index’s return of 25.96% and the Bloomberg U.S. Aggregate Bond Index’s return of 5.53% for the same time period.
The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large-capitalization funds to small-capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, the Fund’s allocation to value stocks, small-cap growth stocks, international equities, emerging markets and REITs underperformed the Russell 3000 Index. The Fund’s allocation to large-cap growth stocks outperformed the Russell 3000 Index. In fixed income, the Fund’s allocation to short-term bonds contributed negatively, while the allocation to high yield bonds contributed positively to performance
Fund selection of the Moderately Conservative Allocation Fund contributed negatively to its performance. During the period, the Penn Series Large Cap Growth, Large Core Value, Mid Core Value and Emerging Markets Equity Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, the Penn Series Limited Maturity Bond and Quality Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund underperformed its benchmark.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Moderately Conservative Allocation Fund on December 31, 2013 would have grown to $15,609. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2013 would have grown to $29,641. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2013 would have grown to $11,964.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Moderately Conservative Allocation Fund	10.71%	5.76%	4.55%
Russell 3000 Index	25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Asset Allocation Target as of 12/31/23
Intermediate Bonds	36.0%
Short Term Bonds	19.0%
Large Cap Value Stocks	13.0%
International Stocks	8.0%
Large Cap Growth Stocks	8.0%
High Yield Bonds	5.0%
Mid Cap Value Stocks	4.0%
Domestic REITs	4.0%
Emerging Markets Stocks	1.0%
Small Cap Value Stocks	1.0%
Small Cap Growth Stocks	1.0%
100.0%

Penn Series Funds, Inc.
Management’s Discussion of Fund Performance
Conservative Allocation Fund
The Penn Series Conservative Allocation Fund returned 9.02% for the twelve-month period ending December 31, 2023, compared to its benchmarks, the Russell 3000 Index’s return of 25.96% and the Bloomberg U.S. Aggregate Bond Index’s return of 5.53% for the same time period.
The Conservative Allocation Fund is comprised of a target allocation of 20% equity funds and 80% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large-capitalization funds to small-capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.
The asset allocation of the Conservative Allocation Fund contributed positively to its performance. During the period, the Fund’s allocation to large-cap growth stocks outperformed the Russell 3000 Index. The Fund’s allocation to mid- and large-cap value stocks, international equities and REITs underperformed the Russell 3000 Index. In fixed income, the Fund’s allocation to high yield bonds contributed positively, while the allocation to short-term bonds contributed negatively to performance.
Fund selection of the Conservative Allocation Fund contributed negatively to its performance. During the period, the Penn Series Large Core Value and Mid Core Value Funds underperformed their respective benchmarks by more than 2%. On the fixed income side, the Penn Series Limited Maturity Bond and Quality Bond Funds outperformed their respective benchmarks, while the Penn Series High Yield Bond Fund underperformed its benchmark.
We will continue to review the Fund to help ensure it remains consistent with its investment objective by making adjustments, when necessary.
Penn Mutual Asset Management, LLC
Investment Adviser
Cumulative Performance Comparison
December 31, 2013 — December 31, 2023
An investment of $10,000 in the Conservative Allocation Fund on December 31, 2013 would have grown to $13,907. For the purpose of comparison, the graph also shows the change in the Fund’s benchmarks, the Russell 3000 Index and the Bloomberg U.S. Aggregate Bond Index, during the same period. A $10,000 investment in the Russell 3000 Index on December 31, 2013 would have grown to $29,641. A $10,000 investment in the Bloomberg U.S. Aggregate Bond Index on December 31, 2013 would have grown to $11,964.
Average Annual Total Returns[1] as of 12/31/23
	1 Year	5 Year	10 Year
Conservative Allocation Fund	9.02%	4.04%	3.35%
Russell 3000 Index	25.96%	15.16%	11.48%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

1	The performance information shown here does not reflect variable account charges and fees. Past performance is not predictive of future performance. Shares may be worth more or less when redeemed than when purchased. Assumes reinvestment of all dividends.
Asset Allocation Target as of 12/31/23
Intermediate Bonds	45.0%
Short Term Bonds	30.0%
Large Cap Value Stocks	8.0%
High Yield Bonds	5.0%
Large Cap Growth Stocks	5.0%
International Stocks	3.0%
Mid Cap Value Stocks	2.0%
Domestic REITs	2.0%
100.0%

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.
The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.
These examples are based on an investment of $1,000 invested for six months beginning July 1, 2023 and held through December 31, 2023. The examples illustrate your fund’s costs in two ways:
•	Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
•	Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated and will be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2023.
Disclosure of Fund Expenses
For the Period July 1, 2023 to December 31, 2023
Expense Table
	Beginning Value July 1, 2023	Ending Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual	$1,000.00	$ 1,024.10	0.57%	$ 2.91
Hypothetical	$1,000.00	$ 1,022.33	0.57%	$ 2.91
Limited Maturity Bond Fund
Actual	$1,000.00	$ 1,043.50	0.70%	$ 3.61
Hypothetical	$1,000.00	$ 1,021.68	0.70%	$ 3.57

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value July 1, 2023	Ending Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Quality Bond Fund
Actual	$1,000.00	$ 1,042.60	0.67%	$ 3.45
Hypothetical	$1,000.00	$ 1,021.83	0.67%	$ 3.41
High Yield Bond Fund
Actual	$1,000.00	$ 1,059.10	0.72%	$ 3.74
Hypothetical	$1,000.00	$ 1,021.58	0.72%	$ 3.67
Flexibly Managed Fund
Actual	$1,000.00	$ 1,066.80	0.87%	$ 4.53
Hypothetical	$1,000.00	$ 1,020.82	0.87%	$ 4.43
Balanced Fund
Actual	$1,000.00	$ 1,063.00	0.19%	$0.99
Hypothetical	$1,000.00	$ 1,024.25	0.19%	$0.97
Large Growth Stock Fund
Actual	$1,000.00	$ 1,104.10	0.94%	$ 4.99
Hypothetical	$1,000.00	$ 1,020.47	0.94%	$ 4.79
Large Cap Growth Fund
Actual	$1,000.00	$ 1,062.70	0.88%	$ 4.58
Hypothetical	$1,000.00	$ 1,020.77	0.88%	$ 4.48
Large Core Growth Fund
Actual	$1,000.00	$ 1,085.30	0.86%	$ 4.52
Hypothetical	$1,000.00	$ 1,020.87	0.86%	$ 4.38
Large Cap Value Fund
Actual	$1,000.00	$ 1,078.50	0.94%	$ 4.92
Hypothetical	$1,000.00	$ 1,020.47	0.94%	$ 4.79
Large Core Value Fund
Actual	$1,000.00	$ 1,056.20	0.94%	$ 4.87
Hypothetical	$1,000.00	$ 1,020.47	0.94%	$ 4.79
Index 500 Fund
Actual	$1,000.00	$ 1,078.70	0.35%	$ 1.83
Hypothetical	$1,000.00	$ 1,023.44	0.35%	$ 1.79
Mid Cap Growth Fund
Actual	$1,000.00	$ 1,014.70	0.98%	$ 4.98
Hypothetical	$1,000.00	$ 1,020.27	0.98%	$ 4.99
Mid Cap Value Fund
Actual	$1,000.00	$ 1,071.90	0.83%	$ 4.33
Hypothetical	$1,000.00	$ 1,021.02	0.83%	$ 4.23
Mid Core Value Fund
Actual	$1,000.00	$ 1,032.00	1.04%	$ 5.33
Hypothetical	$1,000.00	$ 1,019.96	1.04%	$ 5.30
SMID Cap Growth Fund
Actual	$1,000.00	$ 1,025.40	1.04%	$ 5.31
Hypothetical	$1,000.00	$ 1,019.96	1.04%	$ 5.30
SMID Cap Value Fund
Actual	$1,000.00	$ 1,093.20	1.21%	$ 6.38
Hypothetical	$1,000.00	$ 1,019.11	1.21%	$ 6.16

Important Information about Fund Expenses
Hypothetical Examples of a $1,000 Investment (Unaudited)
	Beginning Value July 1, 2023	Ending Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Small Cap Growth Fund
Actual	$1,000.00	$ 1,049.60	1.04%	$ 5.37
Hypothetical	$1,000.00	$ 1,019.96	1.04%	$ 5.30
Small Cap Value Fund
Actual	$1,000.00	$ 1,100.40	1.02%	$ 5.40
Hypothetical	$1,000.00	$ 1,020.06	1.02%	$ 5.19
Small Cap Index Fund
Actual	$1,000.00	$ 1,078.90	0.71%	$ 3.72
Hypothetical	$1,000.00	$ 1,021.63	0.71%	$ 3.62
Developed International Index Fund
Actual	$1,000.00	$ 1,053.00	0.96%	$ 4.97
Hypothetical	$1,000.00	$ 1,020.37	0.96%	$ 4.89
International Equity Fund
Actual	$1,000.00	$1,006.10	1.09%	$ 5.51
Hypothetical	$1,000.00	$ 1,019.71	1.09%	$ 5.55
Emerging Markets Equity Fund
Actual	$1,000.00	$ 1,001.80	1.31%	$ 6.61
Hypothetical	$1,000.00	$ 1,018.60	1.31%	$ 6.67
Real Estate Securities Fund
Actual	$1,000.00	$ 1,061.90	0.96%	$ 4.99
Hypothetical	$1,000.00	$ 1,020.37	0.96%	$ 4.89
Aggressive Allocation Fund
Actual	$1,000.00	$ 1,050.70	0.33%	$ 1.71
Hypothetical	$1,000.00	$ 1,023.54	0.33%	$ 1.68
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$ 1,051.30	0.30%	$ 1.55
Hypothetical	$1,000.00	$ 1,023.69	0.30%	$ 1.53
Moderate Allocation Fund
Actual	$1,000.00	$ 1,048.30	0.30%	$ 1.55
Hypothetical	$1,000.00	$ 1,023.69	0.30%	$ 1.53
Moderately Conservative Allocation Fund
Actual	$1,000.00	$ 1,047.60	0.32%	$ 1.65
Hypothetical	$1,000.00	$ 1,023.59	0.32%	$ 1.63
Conservative Allocation Fund
Actual	$1,000.00	$ 1,046.00	0.35%	$ 1.80
Hypothetical	$1,000.00	$ 1,023.44	0.35%	$ 1.79

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Money Market Fund
	Par (000)	Value†
AGENCY OBLIGATIONS — 67.2%
Federal Farm Credit Banks
5.260%, 01/17/24	$ 5,000	$ 4,988,356
5.415%, 01/18/24	5,000	4,987,463
Federal Home Loan Banks
5.320%, 01/08/24	18,000	17,981,537
5.000%, 01/10/24	3,000	2,999,646
5.160%, 02/16/24	4,000	3,998,718
5.140%, 02/28/24	4,000	3,998,127
Federal Home Loan Mortgage Corp.
5.251%, 01/03/24	5,000	4,998,547
5.267%, 01/22/24	10,000	9,969,463
5.282%, 01/29/24	10,000	9,959,244
Federal National Mortgage
5.275%, 01/16/24	10,000	9,978,167
5.280%, 01/24/24	10,000	9,966,490
5.304%, 03/06/24	7,000	6,933,798
Tennessee Valley Authority 5.241%, 01/03/24	10,000	9,997,094
TOTAL AGENCY OBLIGATIONS (Cost $100,756,650)		100,756,650

U.S. TREASURY OBLIGATIONS — 19.3%
U.S. Treasury Bills
5.295%, 01/11/24	10,000	9,985,376
5.307%, 01/18/24	5,000	4,987,547
5.271%, 01/25/24	4,000	3,986,017
5.282%, 02/13/24	10,000	9,937,477
TOTAL U.S. TREASURY OBLIGATIONS (Cost $28,896,417)		28,896,417
	Number of Shares
SHORT-TERM INVESTMENTS — 13.4%
Goldman Sachs Financial Square Funds - Government Fund Institutional Shares (seven-day effective yield 5.244%) (Cost $20,113,195)	20,113,195	20,113,195
TOTAL INVESTMENTS — 99.9% (Cost $149,766,262)		$ 149,766,262
Other Assets & Liabilities — 0.1%		205,974
TOTAL NET ASSETS — 100.0%		$ 149,972,236

†	See Security Valuation Note.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Agency Obligations	$100,756,650	$ —	$100,756,650	$—
U.S. Treasury Obligations	28,896,417	—	28,896,417	—
Short-Term Investments	20,113,195	20,113,195	—	—
Total Investments	$ 149,766,262	$ 20,113,195	$ 129,653,067	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 28.7%
Anchorage Capital CLO Ltd., Series 2013-1A Class A2R (3 M SOFR + 1.912%), 144A 7.305%, 10/13/30@,•	$ 2,830	$ 2,823,791
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A Class B, 144A 4.270%, 03/20/25@	773	770,266
Barings CLO Ltd., Series 2017-1A Class B1 (3 M SOFR + 1.962%), 144A 7.357%, 07/18/29@,•	1,500	1,498,215
Benefit Street Partners CLO VIII Ltd., Series 2015-8A Class A1AR (3 M SOFR + 1.362%, Floor 1.100%), 144A 6.777%, 01/20/31@,•	2,112	2,112,224
BSPRT Issuer Ltd.,
Series 2021-FL6 Class A (1 M SOFR + 1.214%, Floor 1.100%), 144A, 6.576%, 03/15/36@,•	2,050	2,029,406
Series 2021-FL6 Class B (1 M SOFR + 1.714%, Floor 1.600%), 144A, 7.076%, 03/15/36@,•	2,500	2,380,098
Catskill Park CLO Ltd., Series 2017-1A Class A2 (3 M SOFR + 1.962%), 144A 7.377%, 04/20/29@,•	1,140	1,139,952
Crestline Denali CLO XVI Ltd., Series 2018-1A Class A (3 M SOFR + 1.382%, Floor 1.382%), 144A 6.797%, 01/20/30@,•	2,234	2,234,125
ECMC Group Student Loan Trust,
Series 2018-2A Class A (30 Day Average SOFR + 0.914%, Floor 0.800%), 144A, 6.252%, 09/25/68@,•	2,575	2,531,906
Series 2019-1A Class A1A, 144A, 2.720%, 07/25/69@	1,288	1,162,276
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M SOFR + 3.512%, Floor 3.250%), 144A 8.927%, 01/20/33@,•	1,500	1,500,384
JFIN CLO Ltd., Series 2017-2A Class AR (3 M SOFR + 1.252%, Floor 0.990%), 144A 6.622%, 09/20/29@,•	872	870,996
Nassau Ltd., Series 2017-IA Class A1AS (3 M SOFR + 1.412%), 144A 6.805%, 10/15/29@,•	542	541,872
Navient Private Education Loan Trust,
Series 2015-AA Class A3 (1 M SOFR + 1.814%), 144A, 7.176%, 11/15/30@,•	1,151	1,154,575
	Par (000)	Value†

Series 2014-AA Class A3 (1 M SOFR + 1.714%), 144A, 7.076%, 10/15/31@,•	$ 1,564	$ 1,567,281
Series 2015-BA Class A3 (1 M SOFR + 1.564%), 144A, 6.926%, 07/16/40@,•	1,344	1,348,926
Navient Private Education Refi Loan Trust,
Series 2020-EA Class A, 144A, 1.690%, 05/15/69@	1,458	1,320,985
Series 2021-EA Class A, 144A, 0.970%, 12/16/69@	2,528	2,179,822
Navient Student Loan Trust, Series 2016-5A Class A (30 Day Average SOFR + 1.364%), 144A 6.702%, 06/25/65@,•	3,852	3,889,529
OZLM XI Ltd., Series 2015-11A Class A2R (3 M SOFR + 2.012%), 144A 7.402%, 10/30/30@,•	2,300	2,299,818
Palmer Square Loan Funding Ltd., Series 2021-1A Class B (3 M SOFR + 2.062%, Floor 2.062%), 144A 7.477%, 04/20/29@,•	1,610	1,610,211
Shackleton CLO Ltd., Series 2013-3A Class AR (3 M SOFR + 1.382%, Floor 1.120%), 144A 6.775%, 07/15/30@,•	929	928,713
Signal Peak CLO Ltd., Series 2018-6A Class B (3 M SOFR + 1.942%), 144A 7.332%, 07/28/31@,•	2,000	1,989,652
SLM Student Loan Trust, Series 2014-2 Class A3 (30 Day Average SOFR + 0.704%), 6.042%, 03/25/55•	3,484	3,432,167
SMB Private Education Loan Trust,
Series 2016-B Class A2B (1 M SOFR + 1.564%), 144A, 6.926%, 02/17/32@,•	731	731,392
Series 2014-A Class B, 144A, 4.000%, 09/15/42@	1,350	1,300,468
Series 2021-C Class B, 144A, 2.300%, 01/15/53@	2,539	2,334,302
Sound Point CLO V-R Ltd., Series 2014-1RA Class B (3 M SOFR + 2.012%, Floor 1.750%), 144A 7.407%, 07/18/31@,•	1,500	1,483,582
Steele Creek CLO Ltd., Series 2014-1RA Class B (3 M SOFR + 1.762%, Floor 1.500%), 144A 7.174%, 04/21/31@,•	1,250	1,235,473
Toyota Auto Receivables Owner Trust, Series 2022-C Class A2A, 3.830%, 08/15/25	977	973,208

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Limited Maturity Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — (continued)
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M SOFR + 4.562%, Floor 4.300%), 144A 9.940%, 01/25/34@,•	$ 2,000	$ 1,999,904
TOTAL ASSET BACKED SECURITIES (Cost $54,489,195)		53,375,519

COMMERCIAL MORTGAGE BACKED SECURITIES — 14.1%
BHMS, Series 2018-ATLS Class B (1 M SOFR + 1.797%, Floor 1.750%), 144A 7.159%, 07/15/35@,•	2,000	1,964,418
BX Commercial Mortgage Trust, Series 2019-XL Class B (1 M SOFR + 1.194%, Floor 1.080%), 144A 6.556%, 10/15/36@,•	1,275	1,268,517
Citigroup Commercial Mortgage Trust, Series 2018-TBR Class D (1 M SOFR + 2.039%, Floor 1.800%), 144A 7.526%, 12/15/36@,•	1,000	973,422
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	2,450	2,412,345
FHLMC Multifamily Structured Pass Through Certificates, Series KC02 Class X3 3.076%, 08/25/25•	14,500	430,446
FREMF Mortgage Trust,
Series 2017-K727 Class C, 144A, 3.747%, 07/25/24@,•	3,500	3,437,423
Series 2014-K37 Class C, 144A, 4.533%, 01/25/47@,•	2,550	2,538,897
Series 2015-K44 Class B, 144A, 3.718%, 01/25/48@,•	3,675	3,586,096
Series 2015-K46 Class B, 144A, 3.698%, 04/25/48@,•	1,750	1,703,914
Series 2016-K53 Class B, 144A, 4.024%, 03/25/49@,•	3,220	3,125,811
Series 2017-K728 Class C, 144A, 3.723%, 11/25/50@,•	1,500	1,468,092
GS Mortgage Securities Corp. Trust, Series 2018-HULA Class B (1 M SOFR + 1.553%, Floor 1.500%), 144A 6.923%, 07/15/25@,•	1,829	1,808,790
Hawaii Hotel Trust, Series 2019-MAUI Class C (1 M SOFR + 1.697%, Floor 1.650%), 144A 7.059%, 05/15/38@,•	1,500	1,475,455
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $27,270,341)		26,193,626
	Par (000)	Value†

CORPORATE BONDS — 39.1%
Apparel — 1.5%
Michael Kors USA, Inc., 144A 4.250%, 11/01/24@	$ 1,650	$ 1,612,875
Tapestry, Inc. 7.050%, 11/27/25	1,150	1,176,310
		2,789,185
Auto Manufacturers — 2.0%
Ford Motor Credit Co., LLC 2.300%, 02/10/25	2,250	2,163,985
General Motors Financial Co., Inc. 3.800%, 04/07/25	1,600	1,566,496
		3,730,481
Banks — 7.2%
Bank of America Corp., Series L 3.950%, 04/21/25	2,010	1,976,665
First Maryland Capital II (3 M SOFR + 1.112%) 6.489%, 02/01/27•	1,500	1,360,553
JPMorgan Chase & Co. (3 M SOFR + 0.580%) 0.969%, 06/23/25•	2,000	1,953,345
National Securities Clearing Corp., 144A 5.150%, 05/30/25@	1,500	1,507,783
State Street Corp. (3 M SOFR + 0.822%) 6.201%, 05/15/28•	3,805	3,526,267
Wells Fargo & Co. (3 M SOFR + 1.262%) 6.655%, 04/15/27•	3,250	3,077,890
		13,402,503
Beverages — 0.9%
Coca-Cola Europacific Partners PLC, 144A 0.800%, 05/03/24@	1,750	1,716,804
Chemicals — 1.8%
Celanese US Holdings LLC 6.350%, 11/15/28	1,000	1,049,471
The Sherwin-Williams Co. 4.050%, 08/08/24	2,250	2,229,748
		3,279,219
Commercial Services — 0.9%
Cintas Corp. No. 2 3.450%, 05/01/25	1,750	1,717,548
Computers — 0.8%
Hewlett Packard Enterprise Co. 1.450%, 04/01/24	1,500	1,483,562
Cosmetics & Personal Care — 0.8%
Haleon UK Capital PLC 3.125%, 03/24/25	1,500	1,465,027

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Limited Maturity Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500%, 01/15/25	$ 2,500	$ 2,443,637
The Charles Schwab Corp. (SOFR + 0.500%) 5.916%, 03/18/24•	1,000	999,802
		3,443,439
Electric — 5.7%
American Electric Power Co., Inc. 2.031%, 03/15/24	2,500	2,479,464
NextEra Energy Capital Holdings, Inc. 6.051%, 03/01/25	2,000	2,018,063
Niagara Mohawk Power Corp., 144A 3.508%, 10/01/24@	2,000	1,963,953
Southern California Edison Co., Series E 3.700%, 08/01/25	2,750	2,694,406
Vistra Operations Co., LLC, 144A 4.875%, 05/13/24@	1,500	1,491,524
		10,647,410
Electronics — 1.6%
Amphenol Corp. 4.750%, 03/30/26	1,500	1,501,589
TD SYNNEX Corp. 1.250%, 08/09/24	1,500	1,462,373
		2,963,962
Entertainment — 0.8%
Warnermedia Holdings, Inc. 3.638%, 03/15/25	1,500	1,467,760
Food — 0.8%
General Mills, Inc. 5.241%, 11/18/25	1,500	1,497,334
Hand & Machine Tools — 1.8%
Regal Rexnord Corp., 144A 6.050%, 02/15/26@	1,875	1,896,517
Stanley Black & Decker, Inc. 2.300%, 02/24/25	1,500	1,449,507
		3,346,024
Healthcare Products — 1.3%
Revvity, Inc. 0.850%, 09/15/24	1,000	965,311
Zimmer Biomet Holdings, Inc. 1.450%, 11/22/24	1,500	1,446,043
		2,411,354
Healthcare Services — 0.3%
IQVIA, Inc., 144A 5.000%, 10/15/26@	500	495,288
Lodging — 1.0%
Hyatt Hotels Corp. 1.800%, 10/01/24	1,875	1,819,055
	Par (000)	Value†

Media — 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 07/23/25	$ 1,250	$ 1,238,335
Miscellaneous Manufacturing — 0.8%
Parker-Hannifin Corp. 3.650%, 06/15/24	1,500	1,485,590
Packaging and Containers — 1.9%
Graphic Packaging International LLC 4.125%, 08/15/24	2,000	1,977,500
Owens-Brockway Glass Container, Inc., 144A 6.375%, 08/15/25@	1,500	1,503,738
		3,481,238
Real Estate Investment Trusts — 1.2%
SBA Tower Trust, 144A 1.884%, 07/15/50@,•	2,500	2,319,973
Semiconductors — 0.8%
Qorvo, Inc. 1.750%, 12/15/24	1,500	1,437,772
Software — 1.9%
Concentrix Corp. 6.650%, 08/02/26	2,000	2,050,754
VMware, Inc. 1.000%, 08/15/24	1,500	1,456,817
		3,507,571
Telecommunications — 0.8%
T-Mobile USA, Inc. 3.500%, 04/15/25	1,500	1,468,534
TOTAL CORPORATE BONDS (Cost $74,111,330)		72,614,968

RESIDENTIAL MORTGAGE BACKED SECURITIES — 14.0%
Collateralized Mortgage Obligations — 13.3%
Angel Oak Mortgage Trust, Series 2020-1 Class A3, 144A 2.774%, 12/25/59@,•	544	511,383
Bunker Hill Loan Depositary Trust,
STEP, Series 2019-2 Class A3, 144A, 3.185%, 07/25/49@	1,604	1,518,411
Series 2020-1 Class M1, 144A, 4.353%, 02/25/55@,•	2,250	2,012,831
Citigroup Mortgage Loan Trust, Series 2014-J1 Class A1, 144A 3.500%, 06/25/44@,•	546	496,614
Flagstar Mortgage Trust, Series 2020-2 Class A4, 144A 3.000%, 08/25/50@,•	1,285	1,083,683

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Limited Maturity Bond Fund
	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Collateralized Mortgage Obligations — (continued)
GS Mortgage-Backed Securities Trust, Series 2021-PJ7 Class A8, 144A 2.500%, 01/25/52@,•	$ 3,927	$ 3,412,273
JP Morgan Mortgage Trust,
Series 2019-6 Class B2, 144A, 4.207%, 12/25/49@,•	2,923	2,645,144
Series 2019-9 Class A3, 144A, 3.500%, 05/25/50@,•	1,187	1,043,716
OBX Trust, Series 2019-INV2 Class A5, 144A 4.000%, 05/27/49@,•	234	214,978
Sequoia Mortgage Trust, Series 2021-5 Class A5, 144A 2.000%, 07/25/51@,•	2,261	1,921,065
Towd Point Mortgage Trust, Series 2020-4 Class A2, 144A 2.500%, 10/25/60@	2,240	1,761,952
Verus Securitization Trust,
Series 2019-INV2 Class A3, 144A, 4.219%, 07/25/59@,•	728	695,746
Series 2019-INV3 Class A1, 144A, 3.692%, 11/25/59@,•	1,728	1,679,176
Series 2020-INV1 Class A1, 144A, 1.977%, 03/25/60@,•	657	649,977
Series 2020-INV1 Class A2, 144A, 3.035%, 03/25/60@,•	1,500	1,456,707
Vista Point Securitization Trust, Series 2020-1 Class M1, 144A 4.151%, 03/25/65@,•	2,800	2,642,792
Wells Fargo Mortgage Backed Securities Trust, Series 2020-2 Class A1, 144A 3.000%, 12/25/49@,•	1,187	1,003,944
		24,750,392
Fannie Mae REMICS — 0.7%
Series 2012-152 Class TA 2.500%, 09/25/42	1,547	1,336,570
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $29,536,168)		26,086,962

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Inflation Indexed Bonds
1.250%, 04/15/28	1,026	1,000,147
2.375%, 10/15/28	1,758	1,812,831
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,767,266)		2,812,978

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.5%

MONEY MARKET FUNDS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $651,008)	651,008	$ 651,008
	Par (000)
U.S. TREASURY OBLIGATIONS — 1.2%
U.S. Treasury Bills
5.480%, 04/18/24	$ 250	246,142
5.206%, 06/27/24	500	487,601
5.482%, 09/05/24	1,475	1,427,075
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,155,484)		2,160,818
TOTAL SHORT-TERM INVESTMENTS (Cost $2,806,492)		2,811,826
TOTAL INVESTMENTS — 98.9% (Cost $190,980,792)		$ 183,895,879
Other Assets & Liabilities — 1.1%		2,011,243
TOTAL NET ASSETS — 100.0%		$ 185,907,122

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $111,579,826, which represents 60.0% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
CLO— Collateralized Loan Obligation.
FHLMC— Federal Home Loan Mortgage Corporation.
FREMF— Freddie Mac Multifamily Securities.
LLC— Limited Liability Company.
M— Month.
PLC— Public Limited Company.
REMICS— Real Estate Mortgage Investment Conduits.
SOFR— Secured Overnight Financing Rate.
STEP— Step Coupon Bond.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Limited Maturity Bond Fund
Country Weightings as of 12/31/2023††
United States	81%
Cayman Islands	16
United Kingdom	2
Ireland	1
Total	100%
††	% of total investments as of December 31, 2023.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 53,375,519	$ —	$ 53,375,519	$—
Commercial Mortgage Backed Securities	26,193,626	—	26,193,626	—
Corporate Bonds	72,614,968	—	72,614,968	—
Residential Mortgage Backed Securities	26,086,962	—	26,086,962	—
U.S. Treasury Obligations	2,812,978	—	2,812,978	—
Short-Term Investments	2,811,826	651,008	2,160,818	—
Total Investments	$ 183,895,879	$ 651,008	$ 183,244,871	$ —
Other Financial Instruments(1)
Futures Contracts	$ 1,513,300	$1,513,300	$ —	$—
Total Assets—Other Financial Instruments	$ 1,513,300	$ 1,513,300	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$(505,790)	$(505,790)	$—	$—
Total Liabilities—Other Financial Instruments	$ (505,790)	$ (505,790)	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at December 31, 2023 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 2 Year Note	03/28/24	575	2,000	$ 103	$118,400,586	$ 1,297,195	$—
Long	U.S. Treasury 5 Year Note	03/28/24	80	1,000	109	8,701,875	216,105	—
							$1,513,300	$—

Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Short	U.S. Treasury 10 Year Note	03/19/24	(74)	1,000	$ 113	$ (8,353,907)	$ —	$ (304,813)
Short	U.S. Treasury Long Bond	03/19/24	(20)	1,000	125	(2,498,750)	—	(200,977)
							$ —	$(505,790)
							$1,513,300	$(505,790)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Quality Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 14.7%
ALM Ltd., Series 2020-1A Class A2 (3 M SOFR + 2.112%), 144A 7.505%, 10/15/29@,•	$ 3,500	$ 3,499,979
Barings CLO Ltd., Series 2017-1A Class C (3 M SOFR + 2.662%), 144A 8.057%, 07/18/29@,•	1,500	1,496,617
Battalion CLO XV Ltd., Series 2020-15A Class A1 (3 M SOFR + 1.612%, Floor 1.350%), 144A 7.014%, 01/17/33@,•	4,000	3,998,868
Benefit Street Partners CLO II Ltd., Series 2013-IIA Class BR2 (3 M SOFR + 2.162%, Floor 2.162%), 144A 7.555%, 07/15/29@,•	1,700	1,700,185
Black Diamond CLO Ltd., Series 2019-2A Class A1A (3 M SOFR + 1.692%, Floor 1.430%), 144A 7.104%, 07/23/32@,•	2,761	2,749,810
First Eagle BSL CLO Ltd., Series 2019-1A Class B (3 M SOFR + 3.512%, Floor 3.250%), 144A 8.927%, 01/20/33@,•	4,000	4,001,024
Fortress Credit BSL III Ltd., Series 2015-1A Class B1R (3 M SOFR + 1.992%, Floor 1.992%), 144A 7.387%, 04/18/31@,•	3,000	2,987,562
Nassau Ltd., Series 2017-IA Class A1BR, 144A 2.730%, 10/15/29@	673	663,380
Navient Student Loan Trust, Series 2018-EA Class A2, 144A 4.000%, 12/15/59@	1,850	1,810,216
New Hampshire Higher Education Loan Corp., Series 2020-1 Class A1A, 1.550%, 09/25/60	2,747	2,468,695
OZLM XI Ltd., Series 2015-11A Class A2R (3 M SOFR + 2.012%), 144A 7.402%, 10/30/30@,•	4,000	3,999,684
SLM Student Loan Trust,
Series 2012-6 Class B (30 Day Average SOFR + 1.114%), 6.452%, 04/27/43•	4,860	4,207,506
Series 2014-2 Class A3 (30 Day Average SOFR + 0.704%), 6.042%, 03/25/55•	3,048	3,003,147
SMB Private Education Loan Trust,
Series 2016-A Class A2A, 144A, 2.700%, 05/15/31@	1,108	1,086,823
	Par (000)	Value†

Series 2014-A Class B, 144A, 4.000%, 09/15/42@	$ 2,430	$ 2,340,842
Series 2015-C Class B, 144A, 3.500%, 09/15/43@	4,031	3,897,330
Steele Creek CLO Ltd.,
Series 2016-1A Class BR (3 M SOFR + 1.912%, Floor 1.650%), 144A, 7.296%, 06/15/31@,•	3,250	3,229,268
Series 2018-2A Class A (3 M SOFR + 1.462%, Floor 1.200%), 144A, 6.829%, 08/18/31@,•	4,358	4,348,679
Trimaran Cavu Ltd., Series 2019-1A Class C1 (3 M SOFR + 3.412%, Floor 3.150%), 144A 8.827%, 07/20/32@,•	4,000	3,999,792
Trinitas CLO XIV Ltd., Series 2020-14A Class D (3 M SOFR + 4.562%, Floor 4.300%), 144A 9.940%, 01/25/34@,•	2,500	2,499,880
TOTAL ASSET BACKED SECURITIES (Cost $58,628,464)		57,989,287

COMMERCIAL MORTGAGE BACKED SECURITIES — 14.4%
Benchmark Mortgage Trust, Series 2019-B9 Class A5 4.016%, 03/15/52	5,000	4,672,195
COMM Mortgage Trust, Series 2014-CR20 Class A3 3.326%, 11/10/47	4,083	4,020,576
Fontainebleau Miami Beach Trust, Series 2019-FBLU Class B, 144A 3.447%, 12/10/36@	2,500	2,421,915
FREMF Mortgage Trust,
Series 2018-K731 Class B, 144A, 3.933%, 02/25/25@,•	6,610	6,454,864
Series 2019-K735 Class B, 144A, 4.020%, 05/25/26@,•	6,000	5,799,098
Series 2019-K736 Class B, 144A, 3.760%, 07/25/26@,•	1,500	1,436,695
Series 2014-K40 Class C, 144A, 4.052%, 11/25/47@,•	2,000	1,965,440
Series 2015-K48 Class B, 144A, 3.646%, 08/25/48@,•	5,000	4,872,419
Series 2016-K52 Class B, 144A, 3.931%, 01/25/49@,•	5,065	4,911,151
Series 2016-K53 Class C, 144A, 4.024%, 03/25/49@,•	3,525	3,400,793
Series 2017-K729 Class C, 144A, 3.674%, 11/25/49@,•	2,460	2,400,207
Series 2017-K63 Class B, 144A, 3.878%, 02/25/50@,•	1,500	1,436,730
Series 2018-K85 Class C, 144A, 4.320%, 12/25/50@,•	3,500	3,297,506
Series 2019-K102 Class B, 144A, 3.530%, 12/25/51@,•	5,000	4,537,957

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Quality Bond Fund
	Par (000)	Value†
COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
Series 2019-K95 Class B, 144A, 3.921%, 08/25/52@,•	$ 2,500	$ 2,327,190
Wells Fargo Commercial Mortgage Trust, Series 2019-C51 Class A3 3.055%, 06/15/52	3,000	2,681,086
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $60,740,390)		56,635,822

CORPORATE BONDS — 25.4%
Aerospace & Defense — 0.4%
The Boeing Co. 3.500%, 03/01/39	2,000	1,594,055
Apparel — 0.7%
VF Corp. 2.800%, 04/23/27	3,000	2,755,774
Auto Manufacturers — 0.5%
Ford Motor Credit Co., LLC 4.950%, 05/28/27	2,000	1,952,502
Banks — 3.4%
Allfirst Preferred Capital Trust (3 M SOFR + 1.762%) 7.155%, 07/15/29•	3,500	3,090,124
JPMorgan Chase & Co., Series B (3 M SOFR + 0.762%) 6.139%, 02/01/27•	3,200	3,054,697
State Street Corp. (3 M SOFR + 0.822%) 6.201%, 05/15/28•	3,830	3,549,436
The PNC Financial Services Group, Inc. (SOFRRATE + 1.841%) 5.582%, 06/12/29•	2,500	2,552,351
Wells Fargo & Co., Series U 5.875%µ,•	1,000	990,541
		13,237,149
Beverages — 1.1%
Constellation Brands, Inc. 2.250%, 08/01/31	3,000	2,524,548
Keurig Dr Pepper, Inc. 2.250%, 03/15/31	2,000	1,704,659
		4,229,207
Biotechnology — 0.8%
Amgen, Inc. 5.600%, 03/02/43	3,000	3,109,391
Commercial Services — 0.9%
President and Fellows of Harvard College, 144A 6.500%, 01/15/39@	3,100	3,594,525
	Par (000)	Value†

Diversified Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%, 10/29/28	$ 3,000	$ 2,741,997
Electric — 1.3%
Duke Energy Carolinas LLC 2.850%, 03/15/32	2,298	2,006,755
Northern States Power Co. 3.600%, 09/15/47	4,000	3,155,034
		5,161,789
Food — 1.9%
Kraft Heinz Foods Co. 4.625%, 10/01/39	2,440	2,274,674
The Hershey Co. 1.700%, 06/01/30	3,000	2,557,194
The J.M. Smucker Co. 4.250%, 03/15/35	3,000	2,793,074
		7,624,942
Gas — 0.6%
The Brooklyn Union Gas Co., 144A 3.407%, 03/10/26@	2,500	2,385,922
Healthcare Products — 0.4%
PerkinElmer, Inc. 2.250%, 09/15/31	2,000	1,642,508
Healthcare Services — 0.9%
Centene Corp. 4.625%, 12/15/29	2,000	1,917,577
Health Care Service Corp. A Mutual Legal Reserve Co., 144A 2.200%, 06/01/30@	2,000	1,706,390
		3,623,967
Household Products & Wares — 1.1%
Church & Dwight Co., Inc. 2.300%, 12/15/31	3,000	2,553,547
Kimberly-Clark Corp. 3.100%, 03/26/30	2,000	1,869,266
		4,422,813
Internet — 0.7%
Alibaba Group Holding Ltd. 3.400%, 12/06/27	3,000	2,846,352
Investment Companies — 0.8%
Ares Capital Corp. 2.875%, 06/15/28	3,500	3,103,777
Lodging — 0.4%
Hyatt Hotels Corp. 5.750%, 01/30/27	1,500	1,532,783
Machinery — Diversified — 0.8%
Ingersoll Rand, Inc. 5.700%, 08/14/33	3,000	3,175,943

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Quality Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Pharmaceuticals — 2.3%
Becton Dickinson & Co. 3.700%, 06/06/27	$ 1,956	$ 1,896,593
Bristol-Myers Squibb Co. 3.400%, 07/26/29	3,253	3,088,938
Mead Johnson Nutrition Co. 4.125%, 11/15/25	2,000	1,972,685
Merck & Co., Inc. 3.900%, 03/07/39	2,200	2,005,648
		8,963,864
Pipelines — 0.5%
Energy Transfer LP, Series H (UST Yield Curve CMT 5 Yr + 5.694%) 6.500%µ,•	2,185	2,076,362
Real Estate Investment Trusts — 1.1%
Kimco Realty Corp. 2.800%, 10/01/26	3,000	2,831,646
SBA Tower Trust, 144A 1.884%, 07/15/50@,•	1,500	1,391,984
		4,223,630
Retail — 0.3%
AutoNation, Inc. 1.950%, 08/01/28	1,500	1,291,396
Semiconductors — 0.5%
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.150%, 05/01/27	2,000	1,900,211
Software — 0.4%
Roper Technologies, Inc. 1.400%, 09/15/27	1,500	1,343,144
Telecommunications — 1.7%
Crown Castle Towers LLC, 144A 3.663%, 05/15/45@	4,000	3,881,103
T-Mobile USA, Inc. 2.625%, 04/15/26	3,000	2,853,300
		6,734,403
Transportation — 1.2%
BNSF Railway Co. Pass Through Trust, Series 2015-1, 144A 3.442%, 06/16/28@	2,041	1,952,273
Canadian Pacific Railway Co. 2.050%, 03/05/30	3,000	2,571,375
		4,523,648
TOTAL CORPORATE BONDS (Cost $106,057,127)		99,792,054
	Par (000)	Value†

RESIDENTIAL MORTGAGE BACKED SECURITIES — 36.0%
Collateralized Mortgage Obligations — 19.8%
Agate Bay Mortgage Trust, Series 2015-6 Class B1, 144A 3.583%, 09/25/45@,•	$ 2,959	$ 2,787,935
CIM Trust,
Series 2019-INV2 Class B1A, 144A, 4.748%, 05/25/49@,•	4,776	4,495,942
Series 2020-INV1 Class A13, 144A, 3.000%, 04/25/50@,•	1,391	1,186,653
CSMC Trust, Series 2013-IVR2 Class A2, 144A 3.000%, 04/25/43@,•	3,647	3,191,070
Freddie Mac Pool 3.000%, 05/01/53	5,830	5,165,063
Ginnie Mae, Series 2018-37 Class BY 3.500%, 03/20/48	5,125	4,567,840
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ3 Class A13, 144A 2.500%, 10/25/50@,•	4,950	3,979,941
JP Morgan Mortgage Trust,
Series 2020-INV1 Class B1A, 144A, 2.938%, 08/25/50@,•	4,648	3,839,551
Series 2020-INV1 Class A3, 144A, 3.500%, 08/25/50@,•	3,402	3,042,443
Series 2020-4 Class A15, 144A, 3.000%, 11/25/50@,•	4,804	4,036,751
Series 2020-8 Class A3, 144A, 3.000%, 03/25/51@,•	3,127	2,658,325
Series 2021-1 Class A3, 144A, 2.500%, 06/25/51@,•	4,940	4,067,118
Series 2021-1 Class A15, 144A, 2.500%, 06/25/51@,•	3,694	2,949,263
Series 2021-7 Class A15, 144A, 2.500%, 11/25/51@,•	4,854	3,875,740
Series 2022-1 Class A3, 144A, 2.500%, 07/25/52@,•	4,389	3,592,482
Seasoned Credit Risk Transfer Trust, Series 2021-2 Class MBU 2.500%, 11/25/60	3,100	2,105,339
Sequoia Mortgage Trust,
Series 2013-3 Class A2, 2.500%, 03/25/43•	7,634	6,422,214
Series 2017-5 Class A1, 144A, 3.500%, 08/25/47@,•	1,779	1,574,864
Series 2020-4 Class A20, 144A, 2.500%, 11/25/50@,•	2,748	2,193,848
Series 2021-5 Class A5, 144A, 2.000%, 07/25/51@,•	3,015	2,561,420
Towd Point Mortgage Trust, Series 2021-1 Class A2, 144A 2.750%, 11/25/61@,•	2,500	2,018,655
Verus Securitization Trust, Series 2019-INV2 Class A3, 144A 4.219%, 07/25/59@,•	1,858	1,776,253

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Quality Bond Fund
	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — (continued)
Collateralized Mortgage Obligations — (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2020-3 Class A1, 144A 3.000%, 06/25/50@,•	$ 4,552	$ 3,867,639
WinWater Mortgage Loan Trust, Series 2016-1 Class B3, 144A 3.778%, 01/20/46@,•	1,837	1,716,133
		77,672,482
Fannie Mae Pool — 6.8%
3.500%, 10/01/45	4,519	4,172,496
1.500%, 06/01/51	3,634	2,838,029
2.000%, 11/01/51	4,412	3,612,779
2.000%, 12/01/51	2,672	2,187,809
3.000%, 03/01/52	10,307	9,135,781
6.000%, 07/01/53	4,751	4,827,827
		26,774,721
Fannie Mae REMICS — 1.1%
Series 2019-48 Class MA 3.000%, 09/25/49	4,937	4,373,254
Freddie Mac Pool — 5.1%
2.500%, 04/01/52	10,466	8,914,675
4.000%, 09/01/52	6,892	6,527,338
4.000%, 01/01/53	4,788	4,533,589
		19,975,602
Freddie Mac REMICS — 2.6%
Series 5105 Class JM, 2.000%, 12/25/46	3,949	2,982,980
Series 5229 Class AL, 4.000%, 06/25/49	8,018	7,339,340
		10,322,320
Ginnie Mae — 0.6%
Series 2015-76 Class QB 3.000%, 05/20/45	2,731	2,380,905
TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $150,001,405)		141,499,284

U.S. TREASURY OBLIGATIONS — 7.9%
U.S. Treasury Bonds
1.125%, 08/15/40	2,650	1,698,588
3.250%, 05/15/42	2,170	1,911,041
2.500%, 02/15/45	7,950	6,045,105
3.000%, 02/15/48	2,760	2,259,211
4.125%, 08/15/53	5,000	5,078,125
U.S. Treasury Inflation Indexed Bonds
1.250%, 04/15/28	5,129	5,000,733
1.125%, 01/15/33	7,746	7,350,948
U.S. Treasury Notes 1.750%, 01/31/29	1,700	1,534,981
TOTAL U.S. TREASURY OBLIGATIONS (Cost $30,067,866)		30,878,732
	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.8%

MONEY MARKET FUNDS — 0.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $2,572,852)	2,572,852	$ 2,572,852
	Par (000)
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bills 5.469%, 04/25/24 (Cost $589,800)	$600	590,170
TOTAL SHORT-TERM INVESTMENTS (Cost $3,162,652)		3,163,022
TOTAL INVESTMENTS — 99.2% (Cost $408,657,904)		$ 389,958,201
Other Assets & Liabilities — 0.8%		3,299,016
TOTAL NET ASSETS — 100.0%		$ 393,257,217

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $167,896,127, which represents 42.7% of the Fund’s net assets.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Perpetual security with no stated maturity date.
CLO— Collateralized Loan Obligation.
CMT— Constant Maturity Treasury.
FREMF— Freddie Mac Multifamily Securities.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
REMICS— Real Estate Mortgage Investment Conduits.
SOFR— Secured Overnight Financing Rate.
UST— US Treasury.
Yr— Year.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Quality Bond Fund
Country Weightings as of 12/31/2023††
United States	88%
Cayman Islands	9
China	1
Ireland	1
Canada	1
Netherlands	0
Total	100%
††	% of total investments as of December 31, 2023.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 57,989,287	$ —	$ 57,989,287	$—
Commercial Mortgage Backed Securities	56,635,822	—	56,635,822	—
Corporate Bonds	99,792,054	—	99,792,054	—
Residential Mortgage Backed Securities	141,499,284	—	141,499,284	—
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. Treasury Obligations	$ 30,878,732	$ —	$ 30,878,732	$—
Short-Term Investments	3,163,022	2,572,852	590,170	—
Total Investments	$ 389,958,201	$ 2,572,852	$ 387,385,349	$ —
Other Financial Instruments(1)
Futures Contracts	$ 2,296,921	$ 2,296,921	$ —	$—
Total Assets—Other Financial Instruments	$ 2,296,921	$ 2,296,921	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Futures contracts held by the Fund at December 31, 2023 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	U.S. Treasury 5 Year Note	03/28/24	680	1,000	$109	$73,965,939	$ 1,836,891	$—
Long	U.S. Treasury 10 Year Note	03/19/24	112	1,000	113	12,643,751	460,030	—
							$2,296,921	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
High Yield Bond Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 1.6%
Auburn CLO Ltd., Series 2017-1A Class A2A (3 M SOFR + 1.882%), 144A 7.297%, 10/20/30@,•	$600	$ 599,959
Frontier Issuer LLC, Series 2023-1 Class A2, 144A 6.600%, 08/20/53@	600	597,376
KKR CLO 18 Ltd., Series 18 Class AR (3 M SOFR + 1.202%, Floor 0.940%), 144A 6.597%, 07/18/30@,•	843	841,834
TOTAL ASSET BACKED SECURITIES (Cost $2,002,996)		2,039,169
	Number of Shares
COMMON STOCKS — 0.0%
Entertainment — 0.0%
New Cotai Participation, Class B(1),* (Cost $24,225)	1	0

PREFERRED STOCKS — 0.0%
Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.(1),* (Cost $0)	725	0
	Par (000)
CORPORATE BONDS — 86.5%
Advertising — 0.7%
Stagwell Global LLC, 144A 5.625%, 08/15/29@	$ 1,050	965,858
Aerospace & Defense — 1.1%
TransDigm, Inc., 144A 6.250%, 03/15/26@	1,400	1,397,495
Airlines — 3.1%
American Airlines Pass Through Trust, Series 2021-1 Class B 3.950%, 01/11/32	1,365	1,212,434
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 144A 5.500%, 04/20/26@	875	868,704
Delta Air Lines, Inc./SkyMiles IP Ltd., 144A 4.500%, 10/20/25@	468	460,989
United Airlines Pass Through Trust, Series 2020-1 Class B 4.875%, 07/15/27	426	412,271
	Par (000)	Value†

Airlines — (continued)
VistaJet Malta Finance PLC/XO Management Holding, Inc., 144A 6.375%, 02/01/30@	$ 1,500	$ 1,046,718
		4,001,116
Apparel — 0.9%
Tapestry, Inc. 3.050%, 03/15/32	1,500	1,220,754
Auto Manufacturers — 1.3%
Ford Motor Credit Co., LLC
5.113%, 05/03/29	1,050	1,022,121
7.350%, 03/06/30	675	726,303
		1,748,424
Auto Parts & Equipment — 0.8%
Clarios Global LP/Clarios US Finance Co., 144A 6.250%, 05/15/26@	1,050	1,051,268
Banks — 0.9%
Freedom Mortgage Corp., 144A 12.250%, 10/01/30@	1,050	1,151,072
Building Materials — 2.9%
Builders FirstSource, Inc., 144A 4.250%, 02/01/32@	1,050	947,020
Knife River Corp., 144A 7.750%, 05/01/31@	650	691,998
Smyrna Ready Mix Concrete LLC, 144A 8.875%, 11/15/31@	1,000	1,051,311
Summit Materials LLC/Summit Materials Finance Corp., 144A 6.500%, 03/15/27@	1,100	1,099,282
		3,789,611
Chemicals — 3.1%
Celanese US Holdings LLC 6.700%, 11/15/33	1,000	1,088,689
NOVA Chemicals Corp., 144A 8.500%, 11/15/28@	1,025	1,074,877
Olin Corp. 5.000%, 02/01/30	910	867,937
WR Grace Holdings LLC, 144A 7.375%, 03/01/31@	1,000	1,000,305
		4,031,808
Commercial Services — 6.5%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 144A 6.125%, 10/15/26@	1,030	1,020,277
Herc Holdings, Inc., 144A 5.500%, 07/15/27@	1,015	1,001,854
Metis Merger Sub LLC, 144A 6.500%, 05/15/29@	1,050	949,547
Service Corp. International
7.500%, 04/01/27	1,750	1,820,000

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Commercial Services — (continued)
4.000%, 05/15/31	$ 700	$ 626,850
United Rentals North America, Inc. 4.875%, 01/15/28	700	682,684
WASH Multifamily Acquisition, Inc., 144A 5.750%, 04/15/26@	1,150	1,112,300
Williams Scotsman, Inc., 144A 4.625%, 08/15/28@	1,350	1,273,539
		8,487,051
Cosmetics & Personal Care — 0.9%
Coty, Inc., 144A 5.000%, 04/15/26@	1,120	1,101,832
Distribution & Wholesale — 1.3%
Ritchie Bros Holdings, Inc., 144A 7.750%, 03/15/31@	670	714,294
Verde Purchaser LLC, 144A 10.500%, 11/30/30@	1,000	1,007,650
		1,721,944
Diversified Financial Services — 1.5%
NFP Corp.
144A, 6.875%, 08/15/28@	1,000	1,016,375
144A, 8.500%, 10/01/31@	825	893,146
		1,909,521
Electric — 5.1%
Calpine Corp., 144A 5.250%, 06/01/26@	700	690,165
FirstEnergy Corp., Class B 4.150%, 07/15/27	1,210	1,163,978
Pike Corp., 144A 8.625%, 01/31/31@	1,000	1,050,927
Talen Energy Supply LLC, 144A 8.625%, 06/01/30@	1,300	1,387,008
Vistra Corp. (UST Yield Curve CMT 5 Yr + 6.930%), 144A 8.000%@,µ,•	1,000	995,641
Vistra Operations Co., LLC, 144A 5.000%, 07/31/27@	1,400	1,363,234
		6,650,953
Electrical Components & Equipment — 0.8%
WESCO Distribution, Inc.
144A, 7.125%, 06/15/25@	350	352,600
144A, 7.250%, 06/15/28@	700	719,326
		1,071,926
Entertainment — 4.0%
Caesars Entertainment, Inc.
144A, 6.250%, 07/01/25@	1,050	1,052,934
144A, 8.125%, 07/01/27@	675	692,129
Churchill Downs, Inc.
144A, 5.500%, 04/01/27@	750	742,112
144A, 5.750%, 04/01/30@	700	682,494
	Par (000)	Value†

Entertainment — (continued)
Everi Holdings, Inc., 144A 5.000%, 07/15/29@	$ 700	$ 637,054
Light & Wonder International, Inc., 144A 7.000%, 05/15/28@	1,400	1,414,247
		5,220,970
Environmental Control — 0.8%
Clean Harbors, Inc., 144A 4.875%, 07/15/27@	1,000	980,100
Food — 0.8%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 144A 4.625%, 01/15/27@	1,050	1,021,013
Healthcare Products — 1.6%
Avantor Funding, Inc., 144A 4.625%, 07/15/28@	1,100	1,062,820
Medline Borrower LP, 144A 3.875%, 04/01/29@	1,050	949,202
		2,012,022
Healthcare Services — 5.7%
Acadia Healthcare Co., Inc., 144A 5.500%, 07/01/28@	1,400	1,382,318
Charles River Laboratories International, Inc., 144A 4.250%, 05/01/28@	1,050	998,302
CHS/Community Health Systems, Inc., 144A 5.625%, 03/15/27@	975	905,998
Encompass Health Corp. 4.750%, 02/01/30	1,150	1,083,682
IQVIA, Inc., 144A 5.000%, 10/15/26@	1,000	990,577
Select Medical Corp., 144A 6.250%, 08/15/26@	700	703,683
Tenet Healthcare Corp. 5.125%, 11/01/27	1,400	1,368,524
		7,433,084
Housewares — 0.9%
Newell Brands, Inc. 6.500%, 04/01/46	1,350	1,123,756
Internet — 1.1%
Go Daddy Operating Co., LLC/GD Finance Co., Inc., 144A 5.250%, 12/01/27@	1,400	1,371,871
Leisure Time — 3.1%
Carnival Holdings Bermuda Ltd., 144A 10.375%, 05/01/28@	1,005	1,093,420
MajorDrive Holdings IV LLC, 144A 6.375%, 06/01/29@	1,000	862,500

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Leisure Time — (continued)
Royal Caribbean Cruises Ltd.
144A, 4.250%, 07/01/26@	$ 1,005	$ 970,442
144A, 9.250%, 01/15/29@	1,010	1,086,811
		4,013,173
Lodging — 2.0%
Boyd Gaming Corp., 144A 4.750%, 06/15/31@	1,050	964,444
Hilton Domestic Operating Co., Inc., 144A 4.000%, 05/01/31@	700	641,335
Station Casinos LLC, 144A 4.625%, 12/01/31@	1,050	946,758
		2,552,537
Machinery — Construction & Mining — 1.2%
Terex Corp., 144A 5.000%, 05/15/29@	600	565,500
The Manitowoc Co., Inc., 144A 9.000%, 04/01/26@	1,000	1,002,919
		1,568,419
Media — 1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A 5.125%, 05/01/27@	675	651,388
Nexstar Media, Inc., 144A 5.625%, 07/15/27@	700	676,798
Sirius XM Radio, Inc., 144A 5.500%, 07/01/29@	1,050	1,015,172
		2,343,358
Mining — 1.3%
FMG Resources August 2006 Pty Ltd., 144A 5.875%, 04/15/30@	1,050	1,044,404
Novelis Corp., 144A 4.750%, 01/30/30@	700	658,333
		1,702,737
Oil & Gas — 11.9%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 144A 5.875%, 06/30/29@	1,000	928,725
Baytex Energy Corp., 144A 8.500%, 04/30/30@	975	1,008,777
Chesapeake Energy Corp., 144A 5.875%, 02/01/29@	1,850	1,813,226
Civitas Resources, Inc., 144A 8.750%, 07/01/31@	1,500	1,597,299
Comstock Resources, Inc., 144A 5.875%, 01/15/30@	975	845,210
Crescent Energy Finance LLC, 144A 7.250%, 05/01/26@	1,200	1,206,909
Encino Acquisition Partners Holdings LLC, 144A 8.500%, 05/01/28@	1,050	1,034,250
	Par (000)	Value†

Oil & Gas — (continued)
HF Sinclair Corp., 144A 6.375%, 04/15/27@	$1,000	$ 1,008,321
Occidental Petroleum Corp. 8.500%, 07/15/27	1,491	1,626,343
Parkland Corp., 144A 5.875%, 07/15/27@	1,150	1,145,357
Permian Resources Operating LLC
144A, 5.375%, 01/15/26@	1,000	986,611
144A, 8.000%, 04/15/27@	700	724,846
Transocean Titan Financing Ltd., 144A 8.375%, 02/01/28@	1,470	1,525,106
		15,450,980
Packaging and Containers — 5.7%
ARD Finance SA, 144A 6.500%, 06/30/27@	1,000	467,180
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 144A 5.250%, 04/30/25@	1,000	972,523
Graham Packaging Co., Inc., 144A 7.125%, 08/15/28@	1,000	900,000
Owens-Brockway Glass Container, Inc., 144A 6.625%, 05/13/27@	1,000	1,000,043
Sealed Air Corp.
144A, 5.000%, 04/15/29@	700	673,492
144A, 6.875%, 07/15/33@	700	742,412
Trident TPI Holdings, Inc., 144A 12.750%, 12/31/28@	1,000	1,070,000
TriMas Corp., 144A 4.125%, 04/15/29@	700	628,927
Trivium Packaging Finance BV, 144A 8.500%, 08/15/27@	1,000	980,829
		7,435,406
Pharmaceuticals — 2.5%
Elanco Animal Health, Inc. 6.650%, 08/28/28	1,050	1,088,000
Jazz Securities DAC, 144A 4.375%, 01/15/29@	1,400	1,304,026
Organon & Co./Organon Foreign Debt Co-Issuer BV, 144A 5.125%, 04/30/31@	1,050	897,789
		3,289,815
Pipelines — 6.7%
Buckeye Partners LP 4.350%, 10/15/24	1,000	979,977
Energy Transfer LP, Series H (UST Yield Curve CMT 5 Yr + 5.694%) 6.500%µ,•	1,475	1,401,663
EQM Midstream Partners LP 4.000%, 08/01/24	675	668,651
Howard Midstream Energy Partners LLC, 144A 6.750%, 01/15/27@	1,025	1,015,027

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
High Yield Bond Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
Martin Midstream Partners LP/Martin Midstream Finance Corp., 144A 11.500%, 02/15/28@	$1,000	$ 1,029,968
NGL Energy Operating LLC/NGL Energy Finance Corp., 144A 7.500%, 02/01/26@	1,005	1,015,094
Rockies Express Pipeline LLC, 144A 3.600%, 05/15/25@	500	483,858
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 144A 7.500%, 10/01/25@	1,400	1,407,000
Venture Global LNG, Inc., 144A 8.375%, 06/01/31@	650	650,152
		8,651,390
Real Estate Investment Trusts — 1.6%
Service Properties Trust, 144A 8.625%, 11/15/31@	750	785,741
VICI Properties LP/VICI Note Co., Inc., 144A 5.750%, 02/01/27@	1,350	1,350,706
		2,136,447
Retail — 1.6%
Bath & Body Works, Inc. 6.875%, 11/01/35	1,000	1,012,679
Murphy Oil USA, Inc. 5.625%, 05/01/27	1,050	1,040,852
		2,053,531
Software — 0.5%
Open Text Corp., 144A 6.900%, 12/01/27@	675	701,835
Telecommunications — 0.8%
Connect Finco SARL/Connect US Finco LLC, 144A 6.750%, 10/01/26@	1,050	1,043,858
TOTAL CORPORATE BONDS (Cost $111,728,556)		112,406,935

LOAN AGREEMENTS‡ — 6.3%
Aerospace & Defense — 0.8%
Transdigm, Inc. (3 M SOFR + 3.250%) 8.598%, 02/14/31•	1,000	1,003,750
Auto Parts & Equipment — 0.7%
Clarios Global LP (1 M SOFR + 3.750%) 9.106%, 05/06/30•	973	973,778
Commercial Services — 0.6%
VT Topco, Inc. (1 M SOFR + 4.250%) 9.606%, 08/09/30•	750	752,813
	Par (000)	Value†

Electric — 0.4%
Talen Energy Supply LLC (3 M SOFR + 4.500%) 9.869%, 05/17/30•	$ 497	$ 499,575
Healthcare Products — 0.7%
Bausch & Lomb Corp. (1 M SOFR + 3.350%) 8.710%, 05/10/27•	996	982,553
Healthcare Services — 0.9%
Surgery Center Holdings, Inc. (1 M SOFR + 3.500%) 8.856%, 12/19/30•	1,215	1,218,971
Mining — 0.4%
Arsenal AIC Parent LLC (1 M SOFR + 4.500%) 9.856%, 08/19/30•	499	500,151
Real Estate — 1.8%
Cushman & Wakefield US Borrower LLC (1 M SOFR +4.000%) 9.356%, 01/31/30(1),•	997	995,006
Greystar Real Estate Partners LLC (3 M SOFR + 3.750%) 9.125%, 08/07/30(1),•	1,297	1,296,750
		2,291,756
TOTAL LOAN AGREEMENTS (Cost $8,129,134)		8,223,347

U.S. TREASURY OBLIGATIONS — 1.5%
U.S. Treasury Notes 3.375%, 05/15/33 (Cost $1,947,844)	2,000	1,923,437
	Number of Shares
SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $1,597,076)	1,597,076	1,597,076
TOTAL INVESTMENTS — 97.1% (Cost $125,429,831)		$ 126,189,964
Other Assets & Liabilities — 2.9%		3,815,128
TOTAL NET ASSETS — 100.0%		$ 130,005,092

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $92,207,956, which represents 70.9% of the Fund’s net assets.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
High Yield Bond Fund
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
*	Non-income producing security.
µ	Perpetual security with no stated maturity date.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2023. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
CLO— Collateralized Loan Obligation.
CMT— Constant Maturity Treasury.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
PLC— Public Limited Company.
SOFR— Secured Overnight Financing Rate.
UST— US Treasury.
Yr— Year.
Country Weightings as of 12/31/2023††
United States	86%
Canada	4
Cayman Islands	2
Luxembourg	2
Ireland	2
Bermuda	1
Malta	1
Other	2
Total	100%
††	% of total investments as of December 31, 2023.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Asset Backed Securities	$ 2,039,169	$ —	$ 2,039,169	$ —
Common Stocks	—	—	—	— (1)
Preferred Stocks	—	—	—	— (1)
Corporate Bonds	112,406,935	—	112,406,935	—
Loan Agreements	8,223,347	—	5,931,591	2,291,756
U.S. Treasury Obligations	1,923,437	—	1,923,437	—
Short-Term Investments	1,597,076	1,597,076	—	—
Total Investments	$ 126,189,964	$ 1,597,076	$ 122,301,132	$ 2,291,756
(1)	Includes internally fair valued securities currently priced at zero ($0).
Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
Investments in Securities (Market Value)
Balance as of 12/31/22	$ —
Accrued Discount/(Premium)	(42)
Change in Appreciation/(Depreciation)	30,565
Purchases	2,266,875
Sales/Exchange	(5,750)
Realized Gain (Loss)	108
Balance as of 12/31/23	$2,291,756
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Flexibly Managed Fund
	Par (000)	Value†
ASSET BACKED SECURITIES — 0.1%
Domino's Pizza Master Issuer LLC,
Series 2017-1A A23, 144A, 4.118%, 07/25/47@	$2,759	$ 2,632,291
Series 2019-1A A2, 144A, 3.668%, 10/25/49@	2,132	1,946,291
TOTAL ASSET BACKED SECURITIES (Cost $4,868,530)		4,578,582
	Number of Shares
COMMON STOCKS — 61.4%
Aerospace & Defense — 1.0%
RTX Corp.	582,000	48,969,480
Auto Parts & Equipment — 0.9%
Aurora Innovation, Inc.*	6,971,068	30,463,567
Mobileye Global, Inc., Class A*	408,307	17,687,859
		48,151,426
Banks — 1.8%
Morgan Stanley	187,800	17,512,350
The Goldman Sachs Group, Inc.	106,900	41,238,813
The PNC Financial Services Group, Inc.	207,851	32,185,727
		90,936,890
Beverages — 0.5%
Keurig Dr Pepper, Inc.	805,610	26,842,925
Biotechnology — 1.2%
Biogen, Inc.*	208,970	54,075,167
Karuna Therapeutics, Inc.*	29,407	9,307,610
		63,382,777
Chemicals — 0.9%
Linde PLC	116,278	47,756,537
Commercial Services — 0.5%
Equifax, Inc.	63,600	15,727,644
S&P Global, Inc.	26,014	11,459,687
		27,187,331
Computers — 1.9%
Apple, Inc.	499,763	96,219,370
Diversified Financial Services — 3.4%
Intercontinental Exchange, Inc.	387,036	49,707,033
Mastercard, Inc., Class A	145,153	61,909,206
Visa, Inc., Class A	239,656	62,394,440
		174,010,679
Electric — 5.1%
Ameren Corp.	872,815	63,139,437
CenterPoint Energy, Inc.	1,451,878	41,480,155
DTE Energy Co.	352,855	38,905,792
Exelon Corp.	1,654,387	59,392,493
Xcel Energy, Inc.	970,262	60,068,921
		262,986,798
	Number of Shares	Value†

Electrical Components & Equipment — 0.8%
AMETEK, Inc.	237,039	$ 39,085,361
Electronics — 2.1%
Fortive Corp.	1,451,604	106,881,603
Environmental Control — 3.4%
Republic Services, Inc.	58,294	9,613,264
Veralto Corp.	869,638	71,536,422
Waste Connections, Inc.	631,976	94,335,057
		175,484,743
Healthcare Products — 4.8%
Avantor, Inc.*	665,697	15,197,863
Danaher Corp.	258,241	59,741,473
GE HealthCare Technologies, Inc.	419,673	32,449,116
Revvity, Inc.	906,947	99,138,377
Stryker Corp.	54,240	16,242,710
Teleflex, Inc.	101,648	25,344,912
		248,114,451
Healthcare Services — 2.6%
Humana, Inc.	8,700	3,982,947
UnitedHealth Group, Inc.	249,243	131,218,962
		135,201,909
Insurance — 0.5%
Marsh & McLennan Cos., Inc.	139,065	26,348,646
Internet — 6.5%
Alphabet, Inc., Class A*	1,100,871	153,780,670
Amazon.com, Inc.*	796,211	120,976,299
Meta Platforms, Inc., Class A*	159,904	56,599,620
		331,356,589
Lodging — 0.6%
Hilton Worldwide Holdings, Inc.	166,467	30,311,976
Machinery — Diversified — 1.4%
Ingersoll Rand, Inc.	908,025	70,226,654
Miscellaneous Manufacturing — 1.3%
General Electric Co.	78,591	10,030,569
Teledyne Technologies, Inc.*	130,788	58,369,377
		68,399,946
Oil & Gas — 1.8%
Canadian Natural Resources Ltd.	875,420	57,357,518
Chesapeake Energy Corp.	369,300	28,413,942
EOG Resources, Inc.	53,850	6,513,158
		92,284,618
Pharmaceuticals — 3.7%
AbbVie, Inc.	283,399	43,918,343
Becton Dickinson & Co.	433,355	105,664,950
Eli Lilly & Co.	65,400	38,122,968
		187,706,261
Private Equity — 0.8%
KKR & Co., Inc.	500,997	41,507,601

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Flexibly Managed Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 1.6%
Yum! Brands, Inc.	632,599	$ 82,655,385
Semiconductors — 2.7%
Analog Devices, Inc.	158,562	31,484,071
NVIDIA Corp.	154,500	76,511,490
NXP Semiconductors N.V.	128,086	29,418,792
		137,414,353
Software — 9.4%
Intuit, Inc.	100,500	62,815,515
Microsoft Corp.	684,524	257,408,405
PTC, Inc.*	238,078	41,654,127
Roper Technologies, Inc.	113,623	61,943,851
Salesforce, Inc.*	219,091	57,651,606
		481,473,504
Water — 0.2%
Essential Utilities, Inc.	199,146	7,438,103
TOTAL COMMON STOCKS (Cost $2,640,668,584)		3,148,335,916

REAL ESTATE INVESTMENT TRUSTS — 0.3%
Diversified — 0.3%
SBA Communications Corp. (Cost $10,903,675)	54,888	13,924,537

PREFERRED STOCKS — 0.5%
Auto Manufacturers — 0.3%
Waymo LLC, Series A-2, CONV(1),*,#	245,568	14,009,654
Diversified Financial Services — 0.0%
The Charles Schwab Corp., Series D*,µ	9,981	250,523
Electric — 0.2%
CMS Energy Corp., 2078	188,590	4,667,603
CMS Energy Corp., 2079	137,763	3,439,942
SCE Trust IV, Series J (3 M ICE SOFR + 3.393%)*,µ,•	126,186	2,776,092
		10,883,637
Gas — 0.0%
NiSource, Inc., Series B (UST Yield Curve CMT 5 Yr + 3.632%)*,µ,•	56,581	1,412,262
TOTAL PREFERRED STOCKS (Cost $34,063,762)		26,556,076
	Par (000)
CORPORATE BONDS — 9.8%
Advertising — 0.1%
Lamar Media Corp.
3.750%, 02/15/28	$2,796	2,627,871
4.875%, 01/15/29	528	510,733
	Par (000)	Value†

Advertising — (continued)
3.625%, 01/15/31	$ 435	$ 386,498
		3,525,102
Aerospace & Defense — 0.4%
Howmet Aerospace, Inc.
5.900%, 02/01/27	318	326,299
3.000%, 01/15/29	2,217	2,023,478
TransDigm, Inc.
144A, 6.250%, 03/15/26@	9,746	9,728,560
5.500%, 11/15/27	4,307	4,218,362
144A, 7.125%, 12/01/31@	2,379	2,491,991
		18,788,690
Airlines — 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd., 144A 4.750%, 10/20/28@	5,093	5,010,254
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 144A 6.500%, 06/20/27@	7,157	7,178,391
U.S. Airways Pass Through Trust,
Series 2012-2 Class A, 4.625%, 12/03/26	114	110,796
Series 2013-1 Class A, 3.950%, 05/15/27	2	1,811
United Airlines Pass Through Trust, Series 2012-1, Class A 4.150%, 10/11/25	1,068	1,063,000
		13,364,252
Auto Parts & Equipment — 0.2%
Clarios Global LP, 144A 6.750%, 05/15/25@	1,714	1,729,083
Clarios Global LP/Clarios US Finance Co.
144A, 6.250%, 05/15/26@	2,304	2,306,783
144A, 8.500%, 05/15/27@	7,465	7,490,807
		11,526,673
Biotechnology — 0.0%
Biogen, Inc. 3.150%, 05/01/50	3,392	2,391,505
Commercial Services — 0.2%
Gartner, Inc.
144A, 4.500%, 07/01/28@	1,809	1,714,984
144A, 3.625%, 06/15/29@	3,907	3,523,244
144A, 3.750%, 10/01/30@	1,222	1,080,200
Korn Ferry, 144A 4.625%, 12/15/27@	2,808	2,706,023
Service Corp. International
4.625%, 12/15/27	479	463,432
3.375%, 08/15/30	2,557	2,228,443
		11,716,326

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Computers — 0.1%
Booz Allen Hamilton, Inc.
144A, 3.875%, 09/01/28@	$ 3,007	$ 2,835,934
144A, 4.000%, 07/01/29@	1,611	1,509,687
5.950%, 08/04/33	1,530	1,616,286
Crowdstrike Holdings, Inc. 3.000%, 02/15/29	572	517,176
		6,479,083
Diversified Financial Services — 0.0%
Intercontinental Exchange, Inc. 4.000%, 09/15/27	639	626,950
Electronics — 0.3%
Sensata Technologies BV
144A, 5.000%, 10/01/25@	3,150	3,154,779
144A, 4.000%, 04/15/29@	3,644	3,386,756
144A, 5.875%, 09/01/30@	2,750	2,731,692
Sensata Technologies, Inc.
144A, 4.375%, 02/15/30@	1,225	1,136,175
144A, 3.750%, 02/15/31@	3,006	2,647,635
		13,057,037
Entertainment — 0.8%
Cedar Fair LP 5.250%, 07/15/29	6,962	6,570,154
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp.
144A, 5.500%, 05/01/25@	5,103	5,077,173
5.375%, 04/15/27	8,262	8,084,008
6.500%, 10/01/28	5,484	5,451,563
Live Nation Entertainment, Inc., 144A 4.875%, 11/01/24@	375	371,621
Six Flags Entertainment Corp., 144A 5.500%, 04/15/27@	10,244	10,014,187
Six Flags Theme Parks, Inc., 144A 7.000%, 07/01/25@	3,366	3,380,575
Vail Resorts, Inc., 144A 6.250%, 05/15/25@	1,597	1,589,015
		40,538,296
Environmental Control — 0.2%
GFL Environmental, Inc.
144A, 4.000%, 08/01/28@	2,597	2,400,874
144A, 4.750%, 06/15/29@	5,382	5,068,609
144A, 4.375%, 08/15/29@	2,045	1,888,535
144A, 6.750%, 01/15/31@	1,479	1,524,071
		10,882,089
Healthcare Products — 0.4%
Avantor Funding, Inc.
144A, 4.625%, 07/15/28@	13,266	12,817,608
144A, 3.875%, 11/01/29@	3,940	3,577,497
GE HealthCare Technologies, Inc. 5.650%, 11/15/27	297	307,648
Hologic, Inc., 144A 3.250%, 02/15/29@	2,294	2,079,392
	Par (000)	Value†

Healthcare Products — (continued)
Teleflex, Inc.
4.625%, 11/15/27	$ 3,795	$ 3,705,931
144A, 4.250%, 06/01/28@	560	531,070
		23,019,146
Healthcare Services — 0.7%
Charles River Laboratories International, Inc.
144A, 4.250%, 05/01/28@	1,392	1,323,463
144A, 3.750%, 03/15/29@	4,718	4,320,372
144A, 4.000%, 03/15/31@	3,921	3,538,868
Heartland Dental LLC/Heartland Dental Finance Corp.
144A, 8.500%, 05/01/26@	6,996	6,891,060
144A, 10.500%, 04/30/28@	4,689	4,865,024
IQVIA, Inc.
144A, 5.000%, 05/15/27@	3,287	3,226,112
144A, 5.700%, 05/15/28@	6,265	6,360,390
144A, 6.500%, 05/15/30@	1,566	1,609,598
Surgery Center Holdings, Inc., 144A 10.000%, 04/15/27@	3,035	3,065,350
		35,200,237
Insurance — 2.7%
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer
144A, 6.750%, 04/15/28@	11,147	11,403,749
144A, 7.000%, 01/15/31@	14,791	15,552,884
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
144A, 4.250%, 10/15/27@	1,500	1,441,575
144A, 6.750%, 10/15/27@	7,552	7,486,717
144A, 5.875%, 11/01/29@	2,364	2,239,833
AmWINS Group, Inc., 144A 4.875%, 06/30/29@	2,175	1,983,387
BroadStreet Partners, Inc., 144A 5.875%, 04/15/29@	3,443	3,214,066
HUB International Ltd.
144A, 7.000%, 05/01/26@	30,076	30,192,244
144A, 5.625%, 12/01/29@	3,503	3,347,503
144A, 7.250%, 06/15/30@	44,543	47,047,653
Ryan Specialty LLC, 144A 4.375%, 02/01/30@	1,256	1,164,940
USI, Inc., 144A 7.500%, 01/15/32@	11,814	12,065,048
		137,139,599
Leisure Time — 0.1%
Life Time, Inc., 144A 5.750%, 01/15/26@	5,724	5,681,786
Lodging — 0.6%
Hilton Domestic Operating Co., Inc.
144A, 5.375%, 05/01/25@	2,099	2,093,281
144A, 5.750%, 05/01/28@	4,724	4,726,471
144A, 3.750%, 05/01/29@	5,197	4,819,298
4.875%, 01/15/30	4,533	4,395,067

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Flexibly Managed Fund
	Par (000)	Value†
CORPORATE BONDS — (continued)
Lodging — (continued)
144A, 4.000%, 05/01/31@	$ 7,406	$ 6,785,324
144A, 3.625%, 02/15/32@	5,765	5,032,957
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875%, 04/01/27	1,438	1,416,352
Marriott International, Inc. 3.125%, 06/15/26	71	68,251
		29,337,001
Media — 0.9%
CCO Holdings LLC/CCO Holdings Capital Corp.
144A, 5.500%, 05/01/26@	1,473	1,463,281
144A, 5.125%, 05/01/27@	25,401	24,512,455
144A, 5.000%, 02/01/28@	23,510	22,502,270
		48,478,006
Oil & Gas — 0.0%
Pioneer Natural Resources Co.
1.125%, 01/15/26	427	396,523
5.100%, 03/29/26	876	882,681
2.150%, 01/15/31	1,066	907,074
		2,186,278
Packaging and Containers — 0.1%
Ball Corp. 6.000%, 06/15/29	5,380	5,494,083
Pharmaceuticals — 0.1%
Becton Dickinson & Co. 3.700%, 06/06/27	1,289	1,249,851
PRA Health Sciences, Inc., 144A 2.875%, 07/15/26@	1,554	1,457,357
		2,707,208
Real Estate Investment Trusts — 0.3%
SBA Communications Corp.
3.875%, 02/15/27	7,309	7,020,976
3.125%, 02/01/29	6,791	6,102,748
SBA Tower Trust, 144A 6.599%, 01/15/28@	256	263,291
		13,387,015
Retail — 0.9%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144A 4.750%, 06/01/27@	8,757	8,623,894
Yum! Brands, Inc.
144A, 4.750%, 01/15/30@	4,113	3,986,813
3.625%, 03/15/31	4,955	4,468,644
4.625%, 01/31/32	9,522	8,907,164
5.375%, 04/01/32	10,196	10,020,064
6.875%, 11/15/37	3,145	3,450,873
5.350%, 11/01/43	6,988	6,795,830
		46,253,282
	Par (000)	Value†

Software — 0.4%
Black Knight InfoServ LLC, 144A 3.625%, 09/01/28@	$ 1,062	$ 1,008,103
Clarivate Science Holdings Corp.
144A, 3.875%, 07/01/28@	1,108	1,044,847
144A, 4.875%, 07/01/29@	795	746,016
MSCI, Inc.
144A, 4.000%, 11/15/29@	3,927	3,690,510
144A, 3.625%, 09/01/30@	2,876	2,596,316
144A, 3.875%, 02/15/31@	4,434	4,050,592
144A, 3.625%, 11/01/31@	3,856	3,393,600
144A, 3.250%, 08/15/33@	2,815	2,355,063
PTC, Inc., 144A 4.000%, 02/15/28@	641	607,469
		19,492,516
TOTAL CORPORATE BONDS (Cost $493,648,146)		501,272,160

LOAN AGREEMENTS‡ — 10.5%
Aerospace & Defense — 0.0%
TransDigm, Inc. (3 M SOFR + 3.250%) 8.598%, 02/22/27•	295	296,469
Airlines — 0.5%
Delta Air Lines, Inc. (3 M SOFR + 3.750%) 9.166%, 10/20/27•	6,838	6,994,559
Mileage Plus Holdings LLC (3 M SOFR + 5.400%) 10.770%, 06/21/27•	19,810	20,460,684
		27,455,243
Commercial Services — 0.1%
Trans Union LLC (1 M SOFR + 1.864%) 7.206%, 11/16/26•	6,595	6,599,371
Cosmetics & Personal Care — 0.3%
Sunshine Luxembourg VII Sarl (3 M SOFR + 3.600%) 8.948%, 10/01/26•	13,821	13,879,776
Environmental Control — 0.6%
Filtration Group Corp.
(1 M EURIBOR + 4.250%), 8.093%, 10/21/28•	7,762	8,536,062
(1 M SOFR + 3.614%), 8.970%, 10/21/28•	8,558	8,561,059
(1 M SOFR + 4.364%), 9.720%, 10/21/28•	15,037	15,087,143
		32,184,264
Healthcare Products — 0.0%
Avantor Funding, Inc. (1 M SOFR + 2.350%) 7.706%, 11/08/27•	669	670,023

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Healthcare Services — 1.0%
ADMI Corp.
(1 M SOFR + 5.750%), 11.105%, 04/30/25•	$ 1,833	$ 1,826,331
(1 M SOFR + 3.489%), 8.845%, 12/23/27•	6,131	5,771,967
(1 M SOFR + 3.864%), 9.220%, 12/23/27•	10,694	10,132,618
Heartland Dental LLC (1 M SOFR + 5.000%) 10.358%, 04/28/28•	16,866	16,805,968
Loire Finco Luxembourg Sarl (1 M SOFR + 3.850%) 9.206%, 04/21/27•	2,260	2,200,108
Loire US Holdco 1, Inc. (1 M SOFR + 3.600%) 8.956%, 04/21/27•	15,769	15,348,873
		52,085,865
Insurance — 4.0%
Alliant Holdings Intermediate LLC (1 M SOFR + 3.500%) 8.865%, 11/06/30•	26,958	27,045,451
AssuredPartners, Inc.
(1 M SOFR + 3.500%), 8.856%, 02/12/27•	4,951	4,958,819
(1 M SOFR + 3.614%), 8.970%, 02/12/27•	1,603	1,605,794
(1 M SOFR + 3.614%), 8.970%, 02/12/27•	927	928,036
(1 M SOFR + 3.864%), 9.220%, 02/12/27•	9,031	9,046,860
BroadStreet Partners, Inc.
(1 M SOFR + 3.114%), 8.470%, 01/27/27•	2,288	2,287,600
(1 M SOFR + 3.750%), 9.106%, 01/29/29•	11,181	11,198,733
HIG Finance 2 Ltd. (1 M ICE LIBOR + 3.250%) 8.750%, 11/12/27•	16,954	16,969,221
HUB International Ltd.
(3 M SOFR + 4.000%), 9.369%, 11/10/29•	8,282	8,307,935
(3 M SOFR + 4.250%), 9.662%, 06/20/30•	76,965	77,255,263
Ryan Specialty Group LLC (1 M SOFR + 3.100%) 8.456%, 09/01/27•	4,892	4,879,803
USI, Inc.
(3 M SOFR + 3.000%), 8.348%, 11/22/29•	16,314	16,326,557
(3 M SOFR + 3.250%), 8.598%, 09/27/30•	25,651	25,659,106
		206,469,178
	Par (000)	Value†

Lodging — 0.3%
Hilton Domestic Operating Co., Inc. (1 M SOFR + 1.750%) 7.105%, 06/21/28•	$ 13,589	$13,608,394
Media — 0.1%
Charter Communications Operating LLC (3 M SOFR + 1.750%) 7.133%, 02/01/27•	4,739	4,736,345
Retail — 0.4%
1011778 BC ULC (1 M SOFR + 2.250%) 7.606%, 09/23/30•	3,108	3,107,028
IRB Holding Corp. (1 M SOFR + 3.100%) 8.456%, 12/15/27•	15,827	15,838,248
		18,945,276
Software — 3.1%
Applied Systems, Inc.
(3 M SOFR + 4.500%), 9.848%, 09/18/26•	30,551	30,659,011
(1 M SOFR + 6.750%), 12.098%, 09/17/27•	5,955	5,980,111
AthenaHealth Group, Inc. (1 M SOFR + 3.250%) 8.606%, 02/15/29•	19,786	19,677,398
Azalea TopCo, Inc.
(1 M SOFR + 3.614%), 8.970%, 07/24/26•	18,567	18,344,132
(1 M SOFR + 3.850%), 9.206%, 07/24/26•	3,401	3,354,391
(1 M SOFR + 3.864%), 9.220%, 07/24/26•	6,103	6,010,970
Epicor Software Corp.
(1 M SOFR + 3.364%), 8.720%, 07/30/27•	895	897,175
(1 M SOFR + 3.750%), 9.106%, 07/30/27•	610	614,853
Qualtrics Acquireco LLC (1 M SOFR + 3.500%) 8.856%, 06/28/30(1),•	568	568,975
RealPage, Inc.
(1 M SOFR + 3.114%), 8.470%, 04/24/28•	16,653	16,500,813
(1 M SOFR + 6.614%), 11.970%, 04/23/29•	700	698,257
Sophia LP
(1 M SOFR + 3.600%), 8.956%, 10/07/27•	7,192	7,198,669
(1 M SOFR + 4.250%), 9.606%, 10/07/27•	2,140	2,135,398
Storable, Inc.
(3 M SOFR + 3.500%), 8.684%, 04/17/28•	1,833	1,827,167

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Flexibly Managed Fund
	Par (000)	Value†
LOAN AGREEMENTS‡ — (continued)
Software — (continued)
(3 M SOFR + 3.500%), 8.848%, 04/17/28•	$ 14	$ 14,403
(1 M SOFR + 3.500%), 8.856%, 04/17/28•	3,816	3,804,321
UKG, Inc. (3 M SOFR + 3.350%) 8.764%, 05/04/26•	38,519	38,581,802
		156,867,846
Telecommunications — 0.1%
SBA Senior Finance II LLC (1 M SOFR + 1.850%) 7.210%, 04/11/25•	7,324	7,330,176
TOTAL LOAN AGREEMENTS (Cost $539,014,017)		541,128,226

U.S. TREASURY OBLIGATIONS — 11.3%
U.S. Treasury Notes
3.500%, 02/15/33	63,356	61,559,458
3.375%, 05/15/33	237,496	228,404,356
3.875%, 08/15/33	161,648	161,774,087
4.500%, 11/15/33	121,321	127,633,483
TOTAL U.S. TREASURY OBLIGATIONS (Cost $562,149,041)		579,371,384
	Number of Shares
SHORT-TERM INVESTMENTS — 6.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%)	26,594,075	26,594,075
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 5.490%)	289,301,174	289,301,174
TOTAL SHORT-TERM INVESTMENTS (Cost $315,895,249)		315,895,249
TOTAL INVESTMENTS — 100.1% (Cost $4,601,211,004)		$ 5,131,062,130
Other Assets & Liabilities — (0.1)%		(5,382,048)
TOTAL NET ASSETS — 100.0%		$ 5,125,680,082
Number of Contracts
WRITTEN OPTIONS — (0.2)%
Call Options
TOTAL WRITTEN OPTIONS
(See open written options schedule)
(Premiums $(17,244,918))	20,749	$ (12,640,597)

†	See Security Valuation Note.
@	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of Rule 144A securities was $401,042,617, which represents 7.8% of the Fund’s net assets.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2023, the aggregate value of restricted securities was $14,009,654 which represented 0.3% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Waymo LLC, Series A-2	05/08/20	$21,086,237	$14,009,654
µ	Perpetual security with no stated maturity date.
•	Variable rate security. The rate disclosed is the rate in effect on the report date. The information in parenthesis represents the benchmark and reference rate for each relevant security and the rate floats based upon the reference rate and spread. The security may be further subject to interest rate floors and caps. For loan agreements, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at December 31, 2023. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
CMT— Constant Maturity Treasury.
CONV— Convertible Security.
EURIBOR— Euro Interbank Offered Rate.
ICE— Intercontinental Exchange.
LIBOR— London Interbank Offered Rate.
LLC— Limited Liability Company.
LP— Limited Partnership.
M— Month.
MSCI— Morgan Stanley Capital International.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Flexibly Managed Fund
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S&P— Standards & Poor's
SOFR— Secured Overnight Financing Rate.
UST— US Treasury.
Yr— Year.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Asset Backed Securities	$ 4,578,582	$ —	$ 4,578,582	$ —
Common Stocks	3,148,335,916	3,148,335,916	—	—
Real Estate Investment Trusts	13,924,537	13,924,537	—	—
Preferred Stocks
Auto Manufacturers	14,009,654	—	—	14,009,654
Diversified Financial Services	250,523	250,523	—	—
Electric	10,883,637	10,883,637	—	—
Gas	1,412,262	1,412,262	—	—
Total Preferred Stocks	26,556,076	12,546,422	—	14,009,654
Corporate Bonds	501,272,160	—	501,272,160	—
Loan Agreements	541,128,226	—	540,559,251	568,975
U.S. Treasury Obligations	579,371,384	—	579,371,384	—
Short-Term Investments	315,895,249	315,895,249	—	—
Total Investments	$ 5,131,062,130	$ 3,490,702,124	$ 1,625,781,377	$ 14,578,629
LIABILITIES TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Other Financial Instruments(1)
Written Options	$(12,640,597)	$(12,577,283)	$—	$(63,314)
Total Liabilities—Other Financial Instruments	$ (12,640,597)	$ (12,577,283)	$ —	$ (63,314)
(1)	Other financial instruments are derivative instruments with the exception of an unfunded loan commitment not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument and written options which are reported at their fair value at period end.
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Open written options contracts held by the Fund at December 31, 2023 are as follows:
Open Written Options
Over-the-counter
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
AbbVie, Inc.(5)	253	$ 4,427,500	$ 175	01/19/24	$ (759)
AbbVie, Inc.(5)	380	6,840,000	180	01/19/24	(1,140)
AbbVie, Inc.(5)	128	2,368,000	185	01/19/24	(640)
AbbVie, Inc. (1),(5)	128	2,496,000	195	01/19/24	(128)
AbbVie, Inc. (1),(5)	128	2,560,000	200	01/19/24	(128)
AbbVie, Inc.(3)	403	6,448,000	160	01/17/25	(435,240)
AbbVie, Inc.(3)	404	6,666,000	165	01/17/25	(353,500)
AbbVie, Inc.(5)	250	4,125,000	165	01/17/25	(218,750)
AbbVie, Inc.(5)	249	4,233,000	170	01/17/25	(168,075)
AbbVie, Inc.(3)	510	8,925,000	175	01/17/25	(267,750)
Alphabet, Inc.(3)	624	8,860,800	142	01/19/24	(119,808)
Amazon.com, Inc.(7)	648	8,748,000	135	01/19/24	(1,146,960)

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
Analog Devices, Inc.(6)	155	$ 3,100,000	$ 200	01/19/24	$ (56,885)
Analog Devices, Inc.(6)	31	651,000	210	01/19/24	(1,643)
Analog Devices, Inc.(6)	31	651,000	210	06/21/24	(31,620)
Analog Devices, Inc.(6)	31	682,000	220	06/21/24	(19,220)
Apple, Inc.(5)	374	7,293,000	195	01/19/24	(79,662)
Apple, Inc.(5)	312	6,240,000	200	01/19/24	(20,904)
Apple, Inc.(5)	62	1,271,000	205	01/19/24	(1,178)
Becton Dickinson & Co. (1),(4)	194	5,238,000	270	01/19/24	(5,044)
Becton Dickinson & Co. (1),(4)	194	5,432,000	280	01/19/24	(7,372)
Becton Dickinson & Co. (1),(4)	130	3,770,000	290	01/19/24	(13,000)
Becton Dickinson & Co. (1),(4)	130	3,900,000	300	01/19/24	(2,470)
Danaher Corp. (1),(5)	321	9,309,000	290	01/19/24	(17,655)
Danaher Corp. (1),(5)	66	1,980,000	300	01/19/24	(330)
Danaher Corp. (1),(5)	66	2,046,000	310	01/19/24	(2,112)
Danaher Corp. (1),(5)	66	2,112,000	320	01/19/24	(3,960)
Equifax, Inc.(3)	31	713,000	230	01/19/24	(54,870)
Equifax, Inc.(3)	31	744,000	240	01/19/24	(32,705)
Exelon Corp.(5)	1,832	8,244,000	45	01/19/24	(3,664)
Exelon Corp.(5)	436	2,049,200	47	01/19/24	(2,180)
Exelon Corp. (1),(5)	496	2,480,000	50	01/19/24	(2,480)
Exelon Corp. (1),(5)	62	291,400	47	06/21/24	(620)
GE HealthCare Technologies, Inc.(7)	124	1,054,000	85	01/19/24	(744)
GE HealthCare Technologies, Inc. (1),(7)	373	3,357,000	90	01/19/24	(1,865)
Hilton Worldwide Holdings, Inc.(7)	124	1,984,000	160	01/19/24	(287,680)
Intercontinental Exchange, Inc.(3)	378	4,347,000	115	01/19/24	(524,664)
Intercontinental Exchange, Inc.(3)	410	5,125,000	125	01/17/25	(628,120)
Intercontinental Exchange, Inc.(3)	410	5,330,000	130	01/17/25	(496,100)
Keurig Dr Pepper, Inc. (1),(3)	340	1,258,000	37	01/19/24	(1,020)
Keurig Dr Pepper, Inc. (1),(3)	340	1,360,000	40	01/19/24	(2,040)
Keurig Dr Pepper, Inc.(3)	831	2,908,500	35	01/17/25	(116,340)
Keurig Dr Pepper, Inc.(3)	831	3,074,700	37	01/17/25	(112,185)
KKR & Co., Inc.(6)	62	403,000	65	01/19/24	(114,700)
Linde PLC(7)	126	4,914,000	390	01/19/24	(268,380)
Linde PLC(7)	31	1,224,500	395	01/19/24	(52,080)
Linde PLC(7)	31	1,271,000	410	01/19/24	(21,700)
Linde PLC(7)	124	5,704,000	460	01/17/25	(208,320)
Linde PLC(7)	124	5,952,000	480	01/17/25	(152,520)
Marsh & McLennan Cos., Inc.(4)	31	620,000	200	01/19/24	(372)
Marsh & McLennan Cos., Inc.(4)	130	2,730,000	210	07/19/24	(14,300)
Marsh & McLennan Cos., Inc.(4)	130	2,860,000	220	07/19/24	(2,600)
Mastercard, Inc.(4)	189	7,749,000	410	01/19/24	(352,674)
Mastercard, Inc.(4)	159	6,678,000	420	01/19/24	(160,590)
Mastercard, Inc.(4)	31	1,317,500	425	01/19/24	(21,855)
Mastercard, Inc.(4)	128	5,504,000	430	01/19/24	(55,680)
Microsoft Corp.(6)	124	4,464,000	360	01/19/24	(234,360)
Microsoft Corp.(6)	46	1,679,000	365	01/19/24	(66,240)
Microsoft Corp.(6)	124	4,650,000	375	01/19/24	(96,100)
Microsoft Corp.(6)	46	1,771,000	385	01/19/24	(15,318)
NXP Semiconductors N.V.(7)	62	1,302,000	210	01/19/24	(132,680)
NXP Semiconductors N.V.(7)	62	1,364,000	220	01/19/24	(76,446)
NXP Semiconductors N.V.(7)	46	1,012,000	220	06/21/24	(124,844)
Republic Services, Inc.(7)	59	1,003,000	170	07/19/24	(35,400)
Republic Services, Inc.(7)	59	1,032,500	175	07/19/24	(23,600)
Roper Technologies, Inc.(3)	31	1,581,000	510	02/16/24	(126,480)
Roper Technologies, Inc.(3)	115	6,670,000	580	12/20/24	(304,750)
Roper Technologies, Inc.(3)	115	6,900,000	600	12/20/24	(253,000)
S&P Global, Inc.(2)	43	1,720,000	400	01/19/24	(163,400)

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Flexibly Managed Fund
Call Options
Description	# of Contracts	Notional	Exercise Price	Expiration Date	Value
S&P Global, Inc.(6)	31	$ 1,240,000	$ 400	01/19/24	$ (117,800)
S&P Global, Inc.(2)	20	820,000	410	01/19/24	(65,420)
S&P Global, Inc.(6)	31	1,271,000	410	01/19/24	(101,401)
S&P Global, Inc.(2)	43	1,806,000	420	01/19/24	(100,577)
S&P Global, Inc.(2)	20	860,000	430	01/19/24	(33,300)
S&P Global, Inc.(2)	20	900,000	450	01/19/24	(5,800)
S&P Global, Inc.(2)	20	940,000	470	01/19/24	(100)
Salesforce, Inc.(4)	93	2,139,000	230	01/19/24	(319,548)
Salesforce, Inc.(4)	93	2,232,000	240	01/19/24	(228,315)
Salesforce, Inc.(4)	31	713,000	230	06/21/24	(142,104)
Salesforce, Inc.(4)	31	744,000	240	06/21/24	(119,970)
Stryker Corp.(7)	128	3,712,000	290	01/19/24	(156,160)
Stryker Corp.(7)	128	3,840,000	300	01/19/24	(70,528)
Stryker Corp.(7)	95	2,945,000	310	01/19/24	(18,050)
Stryker Corp.(7)	84	2,688,000	320	01/19/24	(3,780)
Stryker Corp.(7)	53	1,749,000	330	01/17/25	(104,304)
Stryker Corp.(7)	53	1,802,000	340	01/17/25	(84,800)
The PNC Financial Services Group, Inc.(5)	153	2,601,000	170	01/19/24	(7,650)
The PNC Financial Services Group, Inc.(5)	249	4,357,500	175	01/19/24	(2,490)
The PNC Financial Services Group, Inc. (1),(5)	99	1,831,500	185	01/19/24	(990)
The PNC Financial Services Group, Inc. (1),(5)	99	1,881,000	190	01/19/24	(990)
The PNC Financial Services Group, Inc.(5)	99	1,980,000	200	01/19/24	(495)
UnitedHealth Group, Inc.(5)	62	3,410,000	550	01/19/24	(17,546)
UnitedHealth Group, Inc.(3)	201	11,658,000	580	01/17/25	(612,045)
UnitedHealth Group, Inc.(5)	220	13,200,000	600	01/17/25	(521,400)
Visa, Inc.(4)	223	5,352,000	240	01/19/24	(474,990)
Visa, Inc.(4)	93	2,278,500	245	01/19/24	(156,240)
Visa, Inc.(4)	192	4,800,000	250	01/19/24	(237,120)
Visa, Inc.(4)	223	5,798,000	260	01/19/24	(93,660)
Visa, Inc.(4)	15	375,000	250	06/21/24	(35,625)
Visa, Inc.(4)	15	390,000	260	06/21/24	(24,855)
Yum! Brands, Inc.(7)	899	12,586,000	140	01/19/24	(4,495)
Yum! Brands, Inc. (1),(3)	222	3,219,000	145	01/19/24	(1,110)
Yum! Brands, Inc.(3)	222	3,330,000	150	01/19/24	(2,220)
Yum! Brands, Inc.(7)	472	6,844,000	145	01/17/25	(264,320)
Yum! Brands, Inc.(7)	472	7,080,000	150	01/17/25	(188,800)
Total Written Options					$(12,640,597)
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
(2)	Counterparty - Bank of America
(3)	Counterparty - Citigroup
(4)	Counterparty - Goldman Sachs
(5)	Counterparty - JP Morgan
(6)	Counterparty - UBS Securities
(7)	Counterparty - WellsFargo
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Balanced Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.7%
Penn Series Index 500 Fund* (Cost $23,379,396)	1,071,038	$ 45,658,346

AFFILIATED FIXED INCOME FUNDS — 39.8%
Penn Series Quality Bond Fund* (Cost $30,231,808)	1,910,494	30,376,859

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $205,484)	205,484	205,484
TOTAL INVESTMENTS — 99.8% (Cost $53,816,688)		$ 76,240,689
Other Assets & Liabilities — 0.2%		169,378
TOTAL NET ASSETS — 100.0%		$ 76,410,067

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$45,658,346	$45,658,346	$—	$—
Affiliated Fixed Income Funds	30,376,859	30,376,859	—	—
Short-Term Investments	205,484	205,484	—	—
Total Investments	$ 76,240,689	$ 76,240,689	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — 98.4%
Advertising — 0.3%
The Trade Desk, Inc., Class A*	11,755	$ 845,890
Aerospace & Defense — 0.5%
Airbus S.E.	9,733	1,503,635
Apparel — 0.6%
NIKE, Inc., Class B	18,182	1,974,020
Auto Manufacturers — 3.4%
Ferrari N.V.	5,252	1,777,434
Rivian Automotive, Inc., Class A*	191,058	4,482,221
Tesla, Inc.*	17,774	4,416,484
		10,676,139
Auto Parts & Equipment — 0.2%
Aurora Innovation, Inc.*	132,468	578,885
Biotechnology — 1.5%
Argenx S.E., ADR*	3,916	1,489,764
Legend Biotech Corp., ADR*	15,249	917,532
Vertex Pharmaceuticals, Inc.*	5,968	2,428,320
		4,835,616
Chemicals — 0.9%
Linde PLC	6,955	2,856,488
Commercial Services — 0.7%
Cintas Corp.	1,750	1,054,655
TransUnion	14,805	1,017,251
		2,071,906
Computers — 9.8%
Accenture PLC, Class A	7,343	2,576,732
Apple, Inc.	144,837	27,885,468
		30,462,200
Diversified Financial Services — 6.5%
Ant Group Co., Ltd.(1),*,#	385,173	377,161
Mastercard, Inc., Class A	17,929	7,646,898
The Charles Schwab Corp.	32,216	2,216,461
Visa, Inc., Class A	38,341	9,982,079
		20,222,599
Electronics — 0.0%
Amphenol Corp., Class A	992	98,337
Healthcare Products — 3.7%
Avantor, Inc.*	45,257	1,033,217
Danaher Corp.	8,994	2,080,672
Intuitive Surgical, Inc.*	14,747	4,975,048
Stryker Corp.	4,781	1,431,718
Thermo Fisher Scientific, Inc.	3,644	1,934,199
		11,454,854
Healthcare Services — 2.7%
UnitedHealth Group, Inc.	15,914	8,378,244
Insurance — 1.0%
Chubb Ltd.	13,991	3,161,966
	Number of Shares	Value†

Internet — 22.4%
Alphabet, Inc., Class A*	112,580	$ 15,726,300
Alphabet, Inc., Class C*	39,240	5,530,093
Amazon.com, Inc.*	141,665	21,524,580
Booking Holdings, Inc.*	378	1,340,849
Coupang, Inc.*	115,358	1,867,646
Maplebear, Inc.*	3,755	88,130
Meta Platforms, Inc., Class A*	33,812	11,968,095
Netflix, Inc.*	8,608	4,191,063
Pinterest, Inc., Class A*	58,998	2,185,286
Shopify, Inc., Class A*	26,942	2,098,782
Spotify Technology S.A.*	9,892	1,858,806
Uber Technologies, Inc.*	24,073	1,482,175
		69,861,805
Lodging — 0.6%
Las Vegas Sands Corp.	36,506	1,796,460
Miscellaneous Manufacturing — 1.1%
Teledyne Technologies, Inc.*	7,796	3,479,277
Oil & Gas Services — 0.8%
Schlumberger N.V.	47,440	2,468,778
Pharmaceuticals — 4.6%
Eli Lilly & Co.	16,101	9,385,595
The Cigna Group.	11,079	3,317,607
Zoetis, Inc.	8,796	1,736,066
		14,439,268
Retail — 2.4%
Chipotle Mexican Grill, Inc.*	1,030	2,355,569
Dollar General Corp.	22,683	3,083,754
Floor & Decor Holdings, Inc., Class A*	6,459	720,566
Ross Stores, Inc.	9,959	1,378,226
		7,538,115
Semiconductors — 9.6%
Advanced Micro Devices, Inc.*	21,196	3,124,502
ASML Holding N.V.	5,568	4,214,531
Intel Corp.	27,515	1,382,629
Lam Research Corp.	2,779	2,176,679
NVIDIA Corp.	38,440	19,036,257
		29,934,598
Software — 23.6%
Adobe, Inc.*	6,545	3,904,747
Atlassian Corp., Class A*	9,456	2,249,204
Ceridian HCM Holding, Inc.*	11,452	768,658
Dynatrace, Inc.*	36,086	1,973,543
Fiserv, Inc.*	26,657	3,541,116
Intuit, Inc.	8,101	5,063,368
Magic Leap, Inc., Class A(1),*,#	1,353	6,494
Microsoft Corp.	112,259	42,213,874
Monday.com Ltd.*	1,973	370,549
MongoDB, Inc.*	1,735	709,355
Roper Technologies, Inc.	5,215	2,843,062
Salesforce, Inc.*	14,211	3,739,483
ServiceNow, Inc.*	7,593	5,364,379

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Large Growth Stock Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Snowflake, Inc., Class A*	4,537	$ 902,863
Stripe, Inc., Class B(1),*,#	8,608	192,303
		73,842,998
Telecommunications — 1.1%
T-Mobile US, Inc.	20,847	3,342,399
Transportation — 0.4%
Old Dominion Freight Line, Inc.	3,506	1,421,087
TOTAL COMMON STOCKS (Cost $188,213,754)		307,245,564

PREFERRED STOCKS — 1.1%
Auto Manufacturers — 0.4%
Dr. Ing. h.c. F. Porsche AG	10,781	949,559
Waymo LLC, Series A-2, CONV(1),*,#	3,737	213,196
		1,162,755
Electronics — 0.7%
GM Cruise, Class F, CONV(1),*,#	27,200	158,848
Sartorius AG	5,210	1,913,220
		2,072,068
TOTAL PREFERRED STOCKS (Cost $3,674,262)		3,234,823

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%)	999,826	999,826
T. Rowe Price Government Reserve Investment Fund (seven-day effective yield 5.490%)	604,106	604,106
TOTAL SHORT-TERM INVESTMENTS (Cost $1,603,932)		1,603,932
TOTAL INVESTMENTS — 100.0% (Cost $193,491,948)		$ 312,084,319
Other Assets & Liabilities — 0.0%		87,066
TOTAL NET ASSETS — 100.0%		$ 312,171,385

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
#	Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At December 31, 2023, the aggregate value of restricted securities was $948,002 which represented 0.3% of the Fund's net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.
Investment	Date of Acquisition	Cost	Value
Ant Group Co., Ltd.	08/14/23	$ 385,173	$ 377,161
GM Cruise, Class F	05/07/19	496,400	158,848
Magic Leap, Inc., Class A	01/20/16	657,500	6,494
Stripe, Inc., Class B	12/17/19	135,060	192,303
Waymo LLC, Series A-2	05/08/20	320,886	213,196
Total		$1,995,019	$948,002
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
CONV— Convertible Security.
LLC— Limited Liability Company.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2023††
United States	92%
Netherlands	2
Switzerland	1
Germany	1
Ireland	1
Australia	1
Canada	1
Other	1
Total	100%
††	% of total investments as of December 31, 2023.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Advertising	$ 845,890	$ 845,890	$ —	$ —
Aerospace & Defense	1,503,635	—	1,503,635	—
Apparel	1,974,020	1,974,020	—	—
Auto Manufacturers	10,676,139	10,676,139	—	—
Auto Parts & Equipment	578,885	578,885	—	—
Biotechnology	4,835,616	4,835,616	—	—
Chemicals	2,856,488	2,856,488	—	—
Commercial Services	2,071,906	2,071,906	—	—
Computers	30,462,200	30,462,200	—	—
Diversified Financial Services	20,222,599	19,845,438	—	377,161

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Large Growth Stock Fund
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Electronics	$ 98,337	$ 98,337	$ —	$ —
Healthcare Products	11,454,854	11,454,854	—	—
Healthcare Services	8,378,244	8,378,244	—	—
Insurance	3,161,966	3,161,966	—	—
Internet	69,861,805	69,861,805	—	—
Lodging	1,796,460	1,796,460	—	—
Miscellaneous Manufacturing	3,479,277	3,479,277	—	—
Oil & Gas Services	2,468,778	2,468,778	—	—
Pharmaceuticals	14,439,268	14,439,268	—	—
Retail	7,538,115	7,538,115	—	—
Semiconductors	29,934,598	29,934,598	—	—
Software	73,842,998	73,644,201	—	198,797
Telecommunications	3,342,399	3,342,399	—	—
Transportation	1,421,087	1,421,087	—	—
Total Common Stocks	307,245,564	305,165,971	1,503,635	575,958
Preferred Stocks
Auto Manufacturers	1,162,755	—	949,559	213,196
Electronics	2,072,068	—	1,913,220	158,848
Total Preferred Stocks	3,234,823	—	2,862,779	372,044
Short-Term Investments	1,603,932	1,603,932	—	—
Total Investments	$ 312,084,319	$ 306,769,903	$ 4,366,414	$ 948,002
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Large Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 97.2%
Apparel — 2.9%
LVMH Moet Hennessy Louis Vuitton S.E.	1,030	$ 836,913
NIKE, Inc., Class B	10,143	1,101,226
		1,938,139
Auto Parts & Equipment — 1.3%
Aptiv PLC*	9,872	885,716
Beverages — 1.1%
PepsiCo, Inc.	4,264	724,198
Chemicals — 1.4%
The Sherwin-Williams Co.	3,038	947,552
Commercial Services — 4.2%
Equifax, Inc.	2,137	528,459
Gartner, Inc.*	2,269	1,023,568
Moody's Corp.	2,569	1,003,349
Verisk Analytics, Inc.	1,058	252,714
		2,808,090
Computers — 9.8%
Accenture PLC, Class A	7,926	2,781,312
Apple, Inc.	20,130	3,875,629
		6,656,941
Cosmetics & Personal Care — 1.6%
The Estee Lauder Cos., Inc., Class A	7,355	1,075,669
Diversified Financial Services — 7.7%
Brookfield Asset Management Ltd., Class A	14,901	598,492
Mastercard, Inc., Class A	1,965	838,092
The Charles Schwab Corp.	10,801	743,109
Visa, Inc., Class A	11,655	3,034,379
		5,214,072
Electric — 1.4%
Xcel Energy, Inc.	15,349	950,256
Electrical Components & Equipment — 2.4%
Eaton Corp. PLC	4,536	1,092,360
Schneider Electric S.E.	2,745	552,585
		1,644,945
Electronics — 5.4%
Amphenol Corp., Class A	18,145	1,798,714
Hubbell, Inc.	2,910	957,186
TE Connectivity Ltd.	6,530	917,465
		3,673,365
Environmental Control — 0.5%
Veralto Corp.	4,346	357,502
Food — 1.7%
McCormick & Co., Inc.	16,927	1,158,145
Healthcare Products — 9.6%
Abbott Laboratories	5,097	561,027
Agilent Technologies, Inc.	11,407	1,585,915
	Number of Shares	Value†

Healthcare Products — (continued)
Boston Scientific Corp.*	21,329	$ 1,233,029
Danaher Corp.	2,825	653,535
STERIS PLC	6,289	1,382,637
Stryker Corp.	896	268,316
Thermo Fisher Scientific, Inc.	1,483	787,162
		6,471,621
Healthcare Services — 2.1%
ICON PLC*	4,941	1,398,649
Household Products & Wares — 2.3%
Church & Dwight Co., Inc.	16,312	1,542,463
Insurance — 3.2%
Aon PLC, Class A	4,611	1,341,893
Marsh & McLennan Cos., Inc.	4,169	789,901
		2,131,794
Internet — 6.4%
Alphabet, Inc., Class A*	25,129	3,510,270
Tencent Holdings Ltd.	21,700	819,281
		4,329,551
Machinery — Diversified — 1.2%
Otis Worldwide Corp.	8,995	804,783
Media — 1.1%
The Walt Disney Co.	8,499	767,375
Pharmaceuticals — 1.2%
Becton Dickinson & Co.	3,463	844,383
Retail — 4.5%
Ross Stores, Inc.	9,489	1,313,183
Starbucks Corp.	8,865	851,128
The TJX Cos., Inc.	9,280	870,557
		3,034,868
Semiconductors — 6.1%
Analog Devices, Inc.	7,414	1,472,124
NVIDIA Corp.	2,435	1,205,861
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	9,591	997,464
Texas Instruments, Inc.	2,675	455,980
		4,131,429
Software — 16.9%
Adobe, Inc.*	1,321	788,108
Electronic Arts, Inc.	3,746	512,490
Fiserv, Inc.*	7,246	962,559
Microsoft Corp.	24,342	9,153,566
		11,416,723
Transportation — 1.2%
Canadian Pacific Kansas City Ltd.	10,366	819,536
TOTAL COMMON STOCKS (Cost $46,580,560)		65,727,765

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Large Cap Growth Fund
	Number of Shares	Value†

REAL ESTATE INVESTMENT TRUSTS — 1.9%
Diversified — 1.9%
American Tower Corp. (Cost $1,290,536)	6,038	$ 1,303,483

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $476,342)	476,342	476,342
TOTAL INVESTMENTS — 99.8% (Cost $48,347,438)		$ 67,507,590
Other Assets & Liabilities — 0.2%		117,531
TOTAL NET ASSETS — 100.0%		$ 67,625,121

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2023††
United States	86%
Ireland	8
Canada	2
France	2
Taiwan	1
China	1
Total	100%
††	% of total investments as of December 31, 2023.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Apparel	$ 1,938,139	$ 1,101,226	$ 836,913	$—
Auto Parts & Equipment	885,716	885,716	—	—
Beverages	724,198	724,198	—	—
Chemicals	947,552	947,552	—	—
Commercial Services	2,808,090	2,808,090	—	—
Computers	6,656,941	6,656,941	—	—
Cosmetics & Personal Care	1,075,669	1,075,669	—	—
Diversified Financial Services	5,214,072	5,214,072	—	—
Electric	950,256	950,256	—	—
Electrical Components & Equipment	1,644,945	1,092,360	552,585	—
Electronics	3,673,365	3,673,365	—	—
Environmental Control	357,502	357,502	—	—
Food	1,158,145	1,158,145	—	—
Healthcare Products	6,471,621	6,471,621	—	—
Healthcare Services	1,398,649	1,398,649	—	—
Household Products & Wares	1,542,463	1,542,463	—	—
Insurance	2,131,794	2,131,794	—	—
Internet	4,329,551	3,510,270	819,281	—
Machinery — Diversified	804,783	804,783	—	—
Media	767,375	767,375	—	—
Pharmaceuticals	844,383	844,383	—	—
Retail	3,034,868	3,034,868	—	—
Semiconductors	4,131,429	4,131,429	—	—
Software	11,416,723	11,416,723	—	—
Transportation	819,536	819,536	—	—
Total Common Stocks	65,727,765	63,518,986	2,208,779	—
Real Estate Investment Trusts	1,303,483	1,303,483	—	—
Short-Term Investments	476,342	476,342	—	—
Total Investments	$ 67,507,590	$ 65,298,811	$ 2,208,779	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Large Core Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 99.7%
Apparel — 2.4%
LVMH Moet Hennessy Louis Vuitton S.E., ADR	10,849	$ 1,762,420
NIKE, Inc., Class B	9,079	985,707
		2,748,127
Auto Manufacturers — 2.2%
Ferrari N.V.	7,736	2,618,094
Beverages — 2.5%
The Coca-Cola Co.	49,315	2,906,133
Commercial Services — 9.8%
CoStar Group, Inc.*	48,685	4,254,582
Equifax, Inc.	10,119	2,502,328
S&P Global, Inc.	6,827	3,007,430
TransUnion	9,364	643,400
Verisk Analytics, Inc.	4,457	1,064,599
		11,472,339
Computers — 7.0%
Apple, Inc.	42,319	8,147,677
Diversified Financial Services — 9.0%
Intercontinental Exchange, Inc.	26,827	3,445,392
Mastercard, Inc., Class A	3,003	1,280,809
Visa, Inc., Class A	22,140	5,764,149
		10,490,350
Environmental Control — 2.2%
Waste Connections, Inc.	17,165	2,562,220
Healthcare Products — 5.8%
Danaher Corp.	13,746	3,180,000
Intuitive Surgical, Inc.*	5,457	1,840,974
The Cooper Cos., Inc.	4,710	1,782,452
		6,803,426
Healthcare Services — 4.0%
UnitedHealth Group, Inc.	8,947	4,710,327
Internet — 16.7%
Alphabet, Inc., Class A*	47,795	6,676,484
Alphabet, Inc., Class C*	7,704	1,085,725
Amazon.com, Inc.*	40,367	6,133,362
Booking Holdings, Inc.*	393	1,394,057
VeriSign, Inc.*	20,742	4,272,022
		19,561,650
Pharmaceuticals — 1.1%
Zoetis, Inc.	6,620	1,306,589
Retail — 0.6%
The Home Depot, Inc.	2,115	732,953
Semiconductors — 4.8%
NVIDIA Corp.	11,312	5,601,929
Software — 26.3%
Adobe, Inc.*	3,283	1,958,638
	Number of Shares	Value†

Software — (continued)
Autodesk, Inc.*	6,952	$ 1,692,673
Broadridge Financial Solutions, Inc.	10,270	2,113,052
Electronic Arts, Inc.	18,653	2,551,917
Intuit, Inc.	6,509	4,068,320
Microsoft Corp.	38,495	14,475,660
Salesforce, Inc.*	9,983	2,626,927
Veeva Systems, Inc., Class A*	6,334	1,219,422
		30,706,609
Telecommunications — 3.4%
Motorola Solutions, Inc.	12,633	3,955,266
Transportation — 1.9%
J.B. Hunt Transport Services, Inc.	10,003	1,997,999
Union Pacific Corp.	734	180,285
		2,178,284
TOTAL COMMON STOCKS (Cost $98,476,498)		116,501,973

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $407,175)	407,175	407,175
TOTAL INVESTMENTS — 100.1% (Cost $98,883,673)		$ 116,909,148
Other Assets & Liabilities — (0.1)%		(83,320)
TOTAL NET ASSETS — 100.0%		$ 116,825,828

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
N.V.— Naamloze Vennootschap.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2023††
United States	94%
Italy	2
Canada	2
France	2
Total	100%
††	% of total investments as of December 31, 2023.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Large Core Growth Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$116,501,973	$116,501,973	$—	$—
Short-Term Investments	407,175	407,175	—	—
Total Investments	$ 116,909,148	$ 116,909,148	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 93.3%
Aerospace & Defense — 0.8%
Curtiss-Wright Corp.	2,808	$ 625,595
RTX Corp.	7,637	642,577
		1,268,172
Agriculture — 2.8%
Philip Morris International, Inc.	49,938	4,698,167
Auto Manufacturers — 1.5%
PACCAR, Inc.	25,649	2,504,625
Auto Parts & Equipment — 1.6%
Aptiv PLC*	13,430	1,204,939
BorgWarner, Inc.	40,502	1,451,997
		2,656,936
Banks — 8.2%
Bank OZK	12,316	613,706
JPMorgan Chase & Co.	38,193	6,496,629
Wells Fargo & Co.	130,916	6,443,686
		13,554,021
Biotechnology — 7.9%
Amgen, Inc.	13,845	3,987,637
Gilead Sciences, Inc.	49,333	3,996,466
Regeneron Pharmaceuticals, Inc.*	5,854	5,141,510
		13,125,613
Building Materials — 0.7%
Builders FirstSource, Inc.*	6,658	1,111,487
Chemicals — 1.6%
LyondellBasell Industries N.V., Class A	10,051	955,649
PPG Industries, Inc.	11,499	1,719,676
		2,675,325
Commercial Services — 1.8%
PayPal Holdings, Inc.*	24,538	1,506,879
Robert Half, Inc.	16,821	1,478,902
		2,985,781
Computers — 3.2%
Accenture PLC, Class A	9,052	3,176,437
EPAM Systems, Inc.*	3,071	913,131
Maximus, Inc.	14,345	1,202,972
		5,292,540
Distribution & Wholesale — 3.1%
Ferguson PLC	13,897	2,683,094
LKQ Corp.	50,751	2,425,390
		5,108,484
Diversified Financial Services — 3.8%
Mastercard, Inc., Class A	13,360	5,698,174
Raymond James Financial, Inc.	5,759	642,128
		6,340,302
Electrical Components & Equipment — 1.6%
Emerson Electric Co.	28,001	2,725,337
	Number of Shares	Value†

Electronics — 3.0%
Allegion PLC	11,928	$ 1,511,158
nVent Electric PLC	40,696	2,404,727
Sensata Technologies Holding PLC	29,307	1,101,064
		5,016,949
Engineering & Construction — 0.8%
EMCOR Group, Inc.	6,488	1,397,710
Healthcare Products — 0.6%
GE HealthCare Technologies, Inc.	13,160	1,017,531
Healthcare Services — 4.8%
Elevance Health, Inc.	14,871	7,012,569
Quest Diagnostics, Inc.	6,760	932,069
		7,944,638
Home Builders — 0.5%
D.R. Horton, Inc.	5,858	890,299
Insurance — 7.1%
American International Group, Inc.	19,143	1,296,938
Axis Capital Holdings Ltd.	54,067	2,993,690
Berkshire Hathaway, Inc., Class B*	17,666	6,300,755
MetLife, Inc.	19,553	1,293,040
		11,884,423
Internet — 2.2%
Alphabet, Inc., Class C*	25,840	3,641,631
Machinery — Diversified — 2.3%
Cactus, Inc., Class A	6,560	297,824
Dover Corp.	9,834	1,512,568
The Middleby Corp.*	4,696	691,110
Westinghouse Air Brake Technologies Corp.	10,376	1,316,714
		3,818,216
Media — 1.9%
Comcast Corp., Class A	72,258	3,168,513
Mining — 0.8%
BHP Group Ltd., ADR	18,756	1,281,222
Miscellaneous Manufacturing — 1.4%
Textron, Inc.	28,060	2,256,585
Oil & Gas — 7.3%
Chevron Corp.	14,988	2,235,610
ConocoPhillips	18,647	2,164,358
EOG Resources, Inc.	22,797	2,757,297
Helmerich & Payne, Inc.	22,941	830,923
Phillips 66	30,752	4,094,321
		12,082,509
Oil & Gas Services — 0.7%
ChampionX Corp.	42,287	1,235,203
Pharmaceuticals — 5.0%
Cencora, Inc.	21,137	4,341,117

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Large Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Roche Holding AG, ADR	84,880	$ 3,075,202
The Cigna Group.	3,100	928,295
		8,344,614
Retail — 5.1%
Lowe's Cos., Inc.	2,817	626,923
Ross Stores, Inc.	20,909	2,893,597
Walmart, Inc.	31,120	4,906,068
		8,426,588
Semiconductors — 5.4%
IPG Photonics Corp.*	8,548	927,800
QUALCOMM, Inc.	41,555	6,010,100
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	20,152	2,095,808
		9,033,708
Software — 4.0%
Electronic Arts, Inc.	16,730	2,288,832
Fiserv, Inc.*	33,142	4,402,583
		6,691,415
Telecommunications — 1.8%
Cisco Systems, Inc.	45,877	2,317,706
Telefonaktiebolaget LM Ericsson, ADR	108,430	683,109
		3,000,815
TOTAL COMMON STOCKS (Cost $132,912,325)		155,179,359

REAL ESTATE INVESTMENT TRUSTS — 2.3%
Diversified — 1.6%
Weyerhaeuser Co.	78,233	2,720,162
Storage & Warehousing — 0.7%
Public Storage	3,550	1,082,750
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,265,410)		3,802,912

SHORT-TERM INVESTMENTS — 4.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $7,211,869)	7,211,869	7,211,869
TOTAL INVESTMENTS — 99.9% (Cost $143,389,604)		$ 166,194,140
Other Assets & Liabilities — 0.1%		139,459
TOTAL NET ASSETS — 100.0%		$ 166,333,599

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
Country Weightings as of 12/31/2023††
United States	87%
Ireland	4
United Kingdom	3
Switzerland	2
Bermuda	2
Taiwan	1
Australia	1
Sweden	0
Total	100%
††	% of total investments as of December 31, 2023.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$155,179,359	$155,179,359	$—	$—
Real Estate Investment Trusts	3,802,912	3,802,912	—	—
Short-Term Investments	7,211,869	7,211,869	—	—
Total Investments	$ 166,194,140	$ 166,194,140	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 93.5%
Aerospace & Defense — 0.6%
Hexcel Corp.	11,583	$ 854,246
Auto Manufacturers — 1.2%
PACCAR, Inc.	17,359	1,695,106
Banks — 4.5%
M&T Bank Corp.	6,846	938,450
Wells Fargo & Co.	105,813	5,208,116
		6,146,566
Beverages — 2.9%
Constellation Brands, Inc., Class A	16,438	3,973,886
Biotechnology — 0.6%
Vertex Pharmaceuticals, Inc.*	1,952	794,249
Building Materials — 2.2%
Johnson Controls International PLC	50,794	2,927,766
Chemicals — 3.1%
FMC Corp.	23,278	1,467,678
Linde PLC	6,630	2,723,007
		4,190,685
Commercial Services — 1.3%
Robert Half, Inc.	20,053	1,763,060
Computers — 1.1%
Accenture PLC, Class A	4,356	1,528,564
Diversified Financial Services — 5.2%
Cboe Global Markets, Inc.	8,055	1,438,301
Interactive Brokers Group, Inc., Class A	14,474	1,199,895
The Charles Schwab Corp.	64,578	4,442,966
		7,081,162
Electric — 6.0%
CMS Energy Corp.	36,227	2,103,702
Edison International	22,870	1,634,976
NextEra Energy, Inc.	48,494	2,945,525
Sempra	20,132	1,504,464
		8,188,667
Entertainment — 0.7%
TKO Group Holdings, Inc.	12,301	1,003,516
Food — 1.2%
The Hershey Co.	8,547	1,593,503
Healthcare Products — 5.5%
Boston Scientific Corp.*	42,193	2,439,177
Thermo Fisher Scientific, Inc.	6,735	3,574,871
Zimmer Biomet Holdings, Inc.	11,571	1,408,191
		7,422,239
Healthcare Services — 1.0%
Humana, Inc.	3,007	1,376,635
	Number of Shares	Value†

Household Products & Wares — 1.4%
The Clorox Co.	13,173	$ 1,878,338
Insurance — 5.7%
American International Group, Inc.	66,726	4,520,686
Reinsurance Group of America, Inc.	19,691	3,185,610
		7,706,296
Internet — 2.1%
Alphabet, Inc., Class A*	20,341	2,841,434
Machinery — Diversified — 3.3%
The Toro Co.	14,963	1,436,298
Westinghouse Air Brake Technologies Corp.	23,903	3,033,291
		4,469,589
Media — 1.9%
The Walt Disney Co.	27,957	2,524,238
Mining — 1.5%
Alcoa Corp.	58,971	2,005,014
Office & Business Equipment — 1.8%
Zebra Technologies Corp., Class A*	8,745	2,390,271
Oil & Gas — 6.0%
Chevron Corp.	25,268	3,768,975
ConocoPhillips	28,678	3,328,655
EOG Resources, Inc.	8,764	1,060,006
		8,157,636
Packaging and Containers — 1.7%
Ball Corp.	39,815	2,290,159
Pharmaceuticals — 10.3%
AbbVie, Inc.	10,722	1,661,588
Bristol-Myers Squibb Co.	52,285	2,682,743
McKesson Corp.	3,620	1,675,988
Neurocrine Biosciences, Inc.*	17,578	2,316,077
Sanofi S.A., ADR	50,683	2,520,466
Zoetis, Inc.	16,045	3,166,802
		14,023,664
Retail — 7.1%
BJ's Wholesale Club Holdings, Inc.*	41,300	2,753,058
Dollar Tree, Inc.*	18,048	2,563,719
Lithia Motors, Inc.	7,037	2,317,143
Papa John's International, Inc.	25,578	1,949,811
		9,583,731
Semiconductors — 6.4%
Micron Technology, Inc.	51,556	4,399,789
ON Semiconductor Corp.*	30,184	2,521,269
Texas Instruments, Inc.	10,276	1,751,647
		8,672,705
Shipbuilding — 2.0%
Huntington Ingalls Industries, Inc.	10,731	2,786,197

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Large Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 2.0%
Fiserv, Inc.*	20,393	$ 2,709,006
Toys, Games & Hobbies — 1.3%
Hasbro, Inc.	35,912	1,833,667
Transportation — 1.9%
CSX Corp.	76,227	2,642,790
TOTAL COMMON STOCKS (Cost $114,926,397)		127,054,585

REAL ESTATE INVESTMENT TRUSTS — 5.5%
Apartments — 3.9%
Invitation Homes, Inc.	69,604	2,374,192
Mid-America Apartment Communities, Inc.	22,222	2,987,970
		5,362,162
Industrial — 1.1%
First Industrial Realty Trust, Inc.	27,785	1,463,436
Office Property — 0.5%
Cousins Properties, Inc.	29,256	712,384
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,019,737)		7,537,982

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $1,207,244)	1,207,244	1,207,244
TOTAL INVESTMENTS — 99.9% (Cost $124,153,378)		$ 135,799,811
Other Assets & Liabilities — 0.1%		83,670
TOTAL NET ASSETS — 100.0%		$ 135,883,481

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$127,054,585	$127,054,585	$—	$—
Real Estate Investment Trusts	7,537,982	7,537,982	—	—
Short-Term Investments	1,207,244	1,207,244	—	—
Total Investments	$ 135,799,811	$ 135,799,811	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — 97.4%
Advertising — 0.1%
Omnicom Group, Inc.	3,619	$ 313,080
The Interpublic Group of Cos., Inc.	7,036	229,655
		542,735
Aerospace & Defense — 1.5%
General Dynamics Corp.	4,115	1,068,542
Howmet Aerospace, Inc.	6,957	376,513
L3Harris Technologies, Inc.	3,456	727,903
Lockheed Martin Corp.	3,975	1,801,629
Northrop Grumman Corp.	2,602	1,218,100
RTX Corp.	25,920	2,180,909
The Boeing Co.*	10,321	2,690,272
TransDigm Group, Inc.	994	1,005,530
		11,069,398
Agriculture — 0.7%
Altria Group, Inc.	32,176	1,297,980
Archer-Daniels-Midland Co.	9,815	708,839
Bunge Global S.A.	2,678	270,344
Philip Morris International, Inc.	28,051	2,639,038
		4,916,201
Airlines — 0.2%
American Airlines Group, Inc.*	12,540	172,300
Delta Air Lines, Inc.	11,974	481,714
Southwest Airlines Co.	10,896	314,676
United Airlines Holdings, Inc.*	5,896	243,269
		1,211,959
Apparel — 0.4%
NIKE, Inc., Class B	22,210	2,411,340
Ralph Lauren Corp.	656	94,595
Tapestry, Inc.	4,359	160,455
VF Corp.	6,130	115,244
		2,781,634
Auto Manufacturers — 2.2%
Cummins, Inc.	2,566	614,737
Ford Motor Co.	72,099	878,887
General Motors Co.	25,042	899,509
PACCAR, Inc.	9,616	939,002
Tesla, Inc.*	50,105	12,450,090
		15,782,225
Auto Parts & Equipment — 0.1%
Aptiv PLC*	5,089	456,585
BorgWarner, Inc.	4,124	147,845
		604,430
Banks — 4.0%
Bank of America Corp.	124,527	4,192,824
Citigroup, Inc.	34,925	1,796,542
Citizens Financial Group, Inc.	8,779	290,936
Comerica, Inc.	2,594	144,771
Fifth Third Bancorp	12,322	424,986
Huntington Bancshares, Inc.	26,630	338,734
JPMorgan Chase & Co.	52,379	8,909,668
KeyCorp	16,398	236,131
	Number of Shares	Value†

Banks — (continued)
M&T Bank Corp.	3,037	$ 416,312
Morgan Stanley	22,778	2,124,048
Northern Trust Corp.	3,758	317,100
Regions Financial Corp.	17,484	338,840
State Street Corp.	5,417	419,601
The Bank of New York Mellon Corp.	13,952	726,202
The Goldman Sachs Group, Inc.	5,881	2,268,713
The PNC Financial Services Group, Inc.	7,270	1,125,759
Truist Financial Corp.	23,756	877,072
US Bancorp	28,109	1,216,557
Wells Fargo & Co.	65,623	3,229,964
Zions Bancorp NA	2,571	112,790
		29,507,550
Beverages — 1.5%
Brown-Forman Corp., Class B	3,351	191,342
Constellation Brands, Inc., Class A	2,907	702,767
Keurig Dr Pepper, Inc.	18,001	599,794
Molson Coors Beverage Co., Class B	3,392	207,624
Monster Beverage Corp.*	13,371	770,303
PepsiCo, Inc.	24,924	4,233,092
The Coca-Cola Co.	70,461	4,152,267
		10,857,189
Biotechnology — 1.5%
Amgen, Inc.	9,710	2,796,674
Biogen, Inc.*	2,659	688,069
Bio-Rad Laboratories, Inc., Class A*	327	105,585
Corteva, Inc.	12,822	614,430
Gilead Sciences, Inc.	22,448	1,818,513
Illumina, Inc.*	2,885	401,707
Incyte Corp.*	3,334	209,342
Moderna, Inc.*	6,029	599,584
Regeneron Pharmaceuticals, Inc.*	1,945	1,708,274
Vertex Pharmaceuticals, Inc.*	4,641	1,888,377
		10,830,555
Building Materials — 0.6%
Builders FirstSource, Inc.*	2,239	373,779
Carrier Global Corp.	15,083	866,518
Johnson Controls International PLC	12,540	722,806
Martin Marietta Materials, Inc.	1,129	563,269
Masco Corp.	4,204	281,584
Mohawk Industries, Inc.*	967	100,084
Trane Technologies PLC	4,193	1,022,673
Vulcan Materials Co.	2,400	544,824
		4,475,537
Chemicals — 1.5%
Air Products and Chemicals, Inc.	4,031	1,103,688
Albemarle Corp.	2,125	307,020
Celanese Corp.	1,885	292,872
CF Industries Holdings, Inc.	3,447	274,037
Dow, Inc.	12,841	704,200
DuPont de Nemours, Inc.	7,609	585,360
Eastman Chemical Co.	2,246	201,736

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
Ecolab, Inc.	4,596	$ 911,617
FMC Corp.	2,188	137,953
International Flavors & Fragrances, Inc.	4,587	371,409
Linde PLC	8,830	3,626,569
LyondellBasell Industries N.V., Class A	4,737	450,394
PPG Industries, Inc.	4,261	637,233
The Mosaic Co.	6,160	220,097
The Sherwin-Williams Co.	4,309	1,343,977
		11,168,162
Commercial Services — 1.8%
Automatic Data Processing, Inc.	7,497	1,746,576
Cintas Corp.	1,560	940,150
CoStar Group, Inc.*	7,490	654,551
Equifax, Inc.	2,164	535,136
FleetCor Technologies, Inc.*	1,304	368,523
Gartner, Inc.*	1,411	636,516
Global Payments, Inc.	4,790	608,330
MarketAxess Holdings, Inc.	692	202,652
Moody's Corp.	2,849	1,112,706
PayPal Holdings, Inc.*	19,334	1,187,301
Quanta Services, Inc.	2,689	580,286
Robert Half, Inc.	1,957	172,059
Rollins, Inc.	5,012	218,874
S&P Global, Inc.	5,847	2,575,721
United Rentals, Inc.	1,250	716,775
Verisk Analytics, Inc.	2,634	629,157
		12,885,313
Computers — 8.4%
Accenture PLC, Class A	11,417	4,006,340
Apple, Inc.	265,249	51,068,390
Cognizant Technology Solutions Corp., Class A	9,296	702,127
EPAM Systems, Inc.*	1,066	316,965
Fortinet, Inc.*	11,825	692,117
Hewlett Packard Enterprise Co.	22,986	390,302
HP, Inc.	15,712	472,774
International Business Machines Corp.	16,575	2,710,841
Leidos Holdings, Inc.	2,480	268,435
NetApp, Inc.	3,701	326,280
Seagate Technology Holdings PLC	3,505	299,222
Western Digital Corp.*	5,725	299,818
		61,553,611
Cosmetics & Personal Care — 1.2%
Colgate-Palmolive Co.	15,101	1,203,701
Kenvue, Inc.	31,792	684,482
The Estee Lauder Cos., Inc., Class A	4,208	615,420
The Procter & Gamble Co.	42,730	6,261,654
		8,765,257
Distribution & Wholesale — 0.4%
Copart, Inc.*	15,830	775,670
Fastenal Co.	10,342	669,851
LKQ Corp.	4,552	217,540
	Number of Shares	Value†

Distribution & Wholesale — (continued)
Pool Corp.	708	$ 282,287
W.W. Grainger, Inc.	812	672,896
		2,618,244
Diversified Financial Services — 3.7%
American Express Co.	10,368	1,942,341
Ameriprise Financial, Inc.	1,839	698,507
BlackRock, Inc.	2,549	2,069,278
Capital One Financial Corp.	6,867	900,401
Cboe Global Markets, Inc.	1,916	342,121
CME Group, Inc.	6,537	1,376,692
Discover Financial Services	4,547	511,083
Franklin Resources, Inc.	5,030	149,844
Intercontinental Exchange, Inc.	10,327	1,326,297
Invesco Ltd.	7,869	140,383
Mastercard, Inc., Class A	14,994	6,395,091
Nasdaq, Inc.	5,908	343,491
Raymond James Financial, Inc.	3,455	385,232
Synchrony Financial	7,540	287,953
T. Rowe Price Group, Inc.	4,114	443,037
The Charles Schwab Corp.	27,183	1,870,190
Visa, Inc., Class A	28,873	7,517,086
		26,699,027
Electric — 2.2%
Alliant Energy Corp.	4,483	229,978
Ameren Corp.	4,809	347,883
American Electric Power Co., Inc.	9,375	761,437
CenterPoint Energy, Inc.	11,813	337,497
CMS Energy Corp.	5,290	307,190
Consolidated Edison, Inc.	6,245	568,108
Constellation Energy Corp.	5,930	693,158
Dominion Energy, Inc.	15,218	715,246
DTE Energy Co.	3,827	421,965
Duke Energy Corp.	13,998	1,358,366
Edison International	6,948	496,713
Entergy Corp.	3,912	395,855
Evergy, Inc.	4,064	212,141
Eversource Energy	6,233	384,701
Exelon Corp.	18,162	652,016
FirstEnergy Corp.	9,520	349,003
NextEra Energy, Inc.	36,742	2,231,709
NRG Energy, Inc.	4,337	224,223
PG&E Corp.	37,475	675,674
Pinnacle West Capital Corp.	1,930	138,651
PPL Corp.	13,259	359,319
Public Service Enterprise Group, Inc.	9,000	550,350
Sempra	11,364	849,232
The AES Corp.	12,568	241,934
The Southern Co.	19,943	1,398,403
WEC Energy Group, Inc.	5,799	488,102
Xcel Energy, Inc.	10,169	629,563
		16,018,417
Electrical Components & Equipment — 0.5%
AMETEK, Inc.	4,246	700,123

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — (continued)
Eaton Corp. PLC	7,251	$ 1,746,186
Emerson Electric Co.	10,423	1,014,471
Generac Holdings, Inc.*	1,106	142,939
		3,603,719
Electronics — 1.0%
Allegion PLC	1,601	202,831
Amphenol Corp., Class A	10,955	1,085,969
Fortive Corp.	6,392	470,643
Garmin Ltd.	2,827	363,383
Honeywell International, Inc.	12,039	2,524,699
Hubbell, Inc.	974	320,378
Jabil, Inc.	2,321	295,695
Keysight Technologies, Inc.*	3,204	509,724
Mettler-Toledo International, Inc.*	405	491,249
TE Connectivity Ltd.	5,740	806,470
Trimble, Inc.*	4,421	235,197
		7,306,238
Energy-Alternate Sources — 0.1%
Enphase Energy, Inc.*	2,451	323,875
First Solar, Inc.*	1,951	336,118
		659,993
Engineering & Construction — 0.0%
Jacobs Solutions, Inc.	2,355	305,679
Entertainment — 0.1%
Caesars Entertainment, Inc.*	4,132	193,708
Live Nation Entertainment, Inc.*	2,564	239,991
		433,699
Environmental Control — 0.3%
Pentair PLC	2,923	212,531
Republic Services, Inc.	3,791	625,174
Veralto Corp.	3,991	328,300
Waste Management, Inc.	6,687	1,197,642
		2,363,647
Food — 0.9%
Campbell Soup Co.	3,547	153,337
Conagra Brands, Inc.	9,013	258,313
General Mills, Inc.	10,633	692,634
Hormel Foods Corp.	5,257	168,802
Kellanova	4,911	274,574
Lamb Weston Holdings, Inc.	2,643	285,682
McCormick & Co., Inc.	4,577	313,158
Mondelez International, Inc., Class A	24,864	1,800,899
Sysco Corp.	9,235	675,355
The Hershey Co.	2,687	500,964
The J.M. Smucker Co.	1,762	222,682
The Kraft Heinz Co.	14,508	536,506
The Kroger Co.	12,053	550,943
Tyson Foods, Inc., Class A	5,115	274,931
		6,708,780
Forest Products & Paper — 0.0%
International Paper Co.	6,246	225,793
	Number of Shares	Value†

Gas — 0.1%
Atmos Energy Corp.	2,615	$ 303,078
NiSource, Inc.	7,816	207,515
		510,593
Hand & Machine Tools — 0.1%
Snap-on, Inc.	924	266,888
Stanley Black & Decker, Inc.	2,788	273,503
		540,391
Healthcare Products — 3.4%
Abbott Laboratories	31,490	3,466,104
Agilent Technologies, Inc.	5,206	723,790
Align Technology, Inc.*	1,312	359,488
Baxter International, Inc.	9,086	351,265
Bio-Techne Corp.	2,792	215,431
Boston Scientific Corp.*	26,594	1,537,399
Danaher Corp.	11,974	2,770,065
DENTSPLY SIRONA, Inc.	3,822	136,025
Edwards Lifesciences Corp.*	11,051	842,639
GE HealthCare Technologies, Inc.	7,071	546,730
Hologic, Inc.*	4,431	316,595
IDEXX Laboratories, Inc.*	1,520	843,676
Insulet Corp.*	1,255	272,310
Intuitive Surgical, Inc.*	6,374	2,150,333
Medtronic PLC	24,254	1,998,044
ResMed, Inc.	2,679	460,842
Revvity, Inc.	2,242	245,073
STERIS PLC	1,814	398,808
Stryker Corp.	6,147	1,840,781
Teleflex, Inc.	851	212,188
The Cooper Cos., Inc.	924	349,678
Thermo Fisher Scientific, Inc.	7,028	3,730,392
Waters Corp.*	1,108	364,787
West Pharmaceutical Services, Inc.	1,342	472,545
Zimmer Biomet Holdings, Inc.	3,870	470,979
		25,075,967
Healthcare Services — 2.2%
Catalent, Inc.*	3,353	150,650
Centene Corp.*	9,887	733,714
Charles River Laboratories International, Inc.*	978	231,199
DaVita, Inc.*	1,014	106,227
Elevance Health, Inc.	4,282	2,019,220
HCA Healthcare, Inc.	3,651	988,253
Humana, Inc.	2,257	1,033,277
IQVIA Holdings, Inc.*	3,343	773,503
Laboratory Corp. of America Holdings	1,476	335,480
Molina Healthcare, Inc.*	1,059	382,627
Quest Diagnostics, Inc.	2,027	279,483
UnitedHealth Group, Inc.	16,801	8,845,223
Universal Health Services, Inc., Class B	1,198	182,623
		16,061,479
Home Builders — 0.3%
D.R. Horton, Inc.	5,453	828,747
Lennar Corp., Class A	4,447	662,781

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Home Builders — (continued)
NVR, Inc.*	59	$ 413,026
PulteGroup, Inc.	4,022	415,151
		2,319,705
Home Furnishings — 0.0%
Whirlpool Corp.	1,045	127,250
Household Products & Wares — 0.2%
Avery Dennison Corp.	1,446	292,323
Church & Dwight Co., Inc.	4,483	423,913
Kimberly-Clark Corp.	6,108	742,183
The Clorox Co.	2,309	329,240
		1,787,659
Insurance — 3.7%
Aflac, Inc.	9,474	781,606
American International Group, Inc.	12,525	848,569
Aon PLC, Class A	3,588	1,044,180
Arch Capital Group Ltd.*	6,839	507,932
Arthur J. Gallagher & Co.	3,917	880,855
Assurant, Inc.	984	165,794
Berkshire Hathaway, Inc., Class B*	32,980	11,762,647
Brown & Brown, Inc.	4,087	290,627
Chubb Ltd.	7,339	1,658,614
Cincinnati Financial Corp.	2,871	297,034
Everest Group Ltd.	769	271,903
Globe Life, Inc.	1,660	202,055
Loews Corp.	3,360	233,822
Marsh & McLennan Cos., Inc.	8,969	1,699,356
MetLife, Inc.	11,348	750,443
Principal Financial Group, Inc.	4,086	321,446
Prudential Financial, Inc.	6,586	683,034
The Allstate Corp.	4,761	666,445
The Hartford Financial Services Group, Inc.	5,279	424,326
The Progressive Corp.	10,634	1,693,783
The Travelers Cos., Inc.	4,182	796,629
W.R. Berkley Corp.	3,726	263,503
Willis Towers Watson PLC	1,934	466,481
		26,711,084
Internet — 11.1%
Airbnb, Inc., Class A*	7,709	1,049,503
Alphabet, Inc., Class A*	107,293	14,987,759
Alphabet, Inc., Class C*	90,284	12,723,724
Amazon.com, Inc.*	164,840	25,045,790
Booking Holdings, Inc.*	629	2,231,201
CDW Corp.	2,480	563,754
eBay, Inc.	9,735	424,641
Etsy, Inc.*	2,170	175,879
Expedia Group, Inc.*	2,322	352,456
F5, Inc.*	1,076	192,582
Gen Digital, Inc.	10,297	234,978
Match Group, Inc.*	5,133	187,354
Meta Platforms, Inc., Class A*	40,239	14,242,996
Netflix, Inc.*	7,913	3,852,681
Palo Alto Networks, Inc.*	5,594	1,649,559
	Number of Shares	Value†

Internet — (continued)
Uber Technologies, Inc.*	37,331	$ 2,298,470
VeriSign, Inc.*	1,662	342,306
		80,555,633
Iron & Steel — 0.2%
Nucor Corp.	4,505	784,050
Steel Dynamics, Inc.	2,896	342,018
		1,126,068
Leisure Time — 0.1%
Carnival Corp.*	19,064	353,447
Norwegian Cruise Line Holdings Ltd.*	7,409	148,476
Royal Caribbean Cruises Ltd.*	4,247	549,944
		1,051,867
Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	4,712	858,008
Las Vegas Sands Corp.	6,125	301,411
Marriott International, Inc., Class A	4,412	994,950
MGM Resorts International*	4,808	214,821
Wynn Resorts Ltd.	1,777	161,903
		2,531,093
Machinery — Construction & Mining — 0.4%
Caterpillar, Inc.	9,288	2,746,183
Machinery — Diversified — 0.8%
Deere & Co.	4,824	1,928,973
Dover Corp.	2,590	398,368
IDEX Corp.	1,375	298,526
Ingersoll Rand, Inc.	7,225	558,782
Nordson Corp.	1,030	272,085
Otis Worldwide Corp.	7,405	662,525
Rockwell Automation, Inc.	2,094	650,145
Westinghouse Air Brake Technologies Corp.	3,285	416,867
Xylem, Inc.	4,465	510,617
		5,696,888
Media — 1.1%
Charter Communications, Inc., Class A*	1,832	712,062
Comcast Corp., Class A	72,555	3,181,537
FactSet Research Systems, Inc.	714	340,614
Fox Corp., Class A	4,344	128,886
Fox Corp., Class B	2,720	75,208
News Corp., Class A	6,937	170,303
News Corp., Class B	1,762	45,319
Paramount Global, Class B	8,983	132,859
The Walt Disney Co.	33,088	2,987,515
Warner Bros Discovery, Inc.*	40,650	462,597
		8,236,900
Mining — 0.3%
Freeport-McMoRan, Inc.	26,019	1,107,629
Newmont Corp.	20,974	868,114
		1,975,743

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 1.0%
3M Co.	10,061	$ 1,099,869
A.O. Smith Corp.	2,246	185,160
Axon Enterprise, Inc.*	1,305	337,121
General Electric Co.	19,856	2,534,221
Illinois Tool Works, Inc.	4,972	1,302,366
Parker-Hannifin Corp.	2,337	1,076,656
Teledyne Technologies, Inc.*	877	391,396
Textron, Inc.	3,696	297,232
		7,224,021
Office & Business Equipment — 0.0%
Zebra Technologies Corp., Class A*	967	264,310
Oil & Gas — 3.2%
APA Corp.	5,642	202,435
Chevron Corp.	31,765	4,738,067
ConocoPhillips	21,424	2,486,684
Coterra Energy, Inc.	14,025	357,918
Devon Energy Corp.	11,805	534,766
Diamondback Energy, Inc.	3,245	503,235
EOG Resources, Inc.	10,596	1,281,586
EQT Corp.	7,462	288,481
Exxon Mobil Corp.	72,555	7,254,049
Hess Corp.	5,060	729,450
Marathon Oil Corp.	10,033	242,397
Marathon Petroleum Corp.	6,796	1,008,255
Occidental Petroleum Corp.	11,938	712,818
Phillips 66	8,039	1,070,312
Pioneer Natural Resources Co.	4,239	953,266
Valero Energy Corp.	6,067	788,710
		23,152,429
Oil & Gas Services — 0.4%
Baker Hughes Co.	18,264	624,263
Halliburton Co.	16,355	591,233
Schlumberger N.V.	25,992	1,352,624
		2,568,120
Packaging and Containers — 0.1%
Amcor PLC	26,319	253,715
Ball Corp.	5,874	337,873
Packaging Corp. of America	1,700	276,947
Westrock Co.	4,629	192,196
		1,060,731
Pharmaceuticals — 5.5%
AbbVie, Inc.	32,107	4,975,622
Becton Dickinson & Co.	5,273	1,285,715
Bristol-Myers Squibb Co.	36,648	1,880,409
Cardinal Health, Inc.	4,592	462,874
Cencora, Inc.	3,047	625,793
CVS Health Corp.	23,490	1,854,770
Dexcom, Inc.*	7,054	875,331
Eli Lilly & Co.	14,462	8,430,189
Henry Schein, Inc.*	2,307	174,663
Johnson & Johnson	43,651	6,841,858
McKesson Corp.	2,382	1,102,818
	Number of Shares	Value†

Pharmaceuticals — (continued)
Merck & Co., Inc.	45,956	$ 5,010,123
Pfizer, Inc.	102,844	2,960,879
The Cigna Group.	5,262	1,575,706
Viatris, Inc.	21,283	230,495
Zoetis, Inc.	8,397	1,657,316
		39,944,561
Pipelines — 0.3%
Kinder Morgan, Inc.	35,393	624,333
ONEOK, Inc.	10,632	746,579
Targa Resources Corp.	3,989	346,524
The Williams Cos., Inc.	22,309	777,022
		2,494,458
Private Equity — 0.2%
Blackstone, Inc.	12,870	1,684,940
Real Estate — 0.1%
CBRE Group, Inc., Class A*	5,697	530,334
Retail — 5.0%
AutoZone, Inc.*	315	814,467
Bath & Body Works, Inc.	4,228	182,480
Best Buy Co., Inc.	3,518	275,389
CarMax, Inc.*	2,859	219,400
Chipotle Mexican Grill, Inc.*	504	1,152,628
Costco Wholesale Corp.	8,012	5,288,561
Darden Restaurants, Inc.	2,258	370,989
Dollar General Corp.	3,957	537,954
Dollar Tree, Inc.*	3,867	549,307
Domino's Pizza, Inc.	630	259,705
Genuine Parts Co.	2,509	347,497
Lowe's Cos., Inc.	10,410	2,316,746
Lululemon Athletica, Inc.*	2,099	1,073,198
McDonald's Corp.	13,189	3,910,670
O'Reilly Automotive, Inc.*	1,059	1,006,135
Ross Stores, Inc.	6,218	860,509
Starbucks Corp.	20,824	1,999,312
Target Corp.	8,279	1,179,095
The Home Depot, Inc.	18,109	6,275,674
The TJX Cos., Inc.	20,888	1,959,503
Tractor Supply Co.	1,974	424,469
Ulta Beauty, Inc.*	905	443,441
Walgreens Boots Alliance, Inc.	12,991	339,195
Walmart, Inc.	25,958	4,092,279
Yum! Brands, Inc.	5,104	666,889
		36,545,492
Semiconductors — 8.0%
Advanced Micro Devices, Inc.*	29,432	4,338,571
Analog Devices, Inc.	9,100	1,806,896
Applied Materials, Inc.	15,276	2,475,781
Broadcom, Inc.	7,958	8,883,118
Intel Corp.	76,215	3,829,804
KLA Corp.	2,481	1,442,205
Lam Research Corp.	2,373	1,858,676
Microchip Technology, Inc.	9,816	885,207

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Index 500 Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — (continued)
Micron Technology, Inc.	19,993	$ 1,706,203
Monolithic Power Systems, Inc.	866	546,255
NVIDIA Corp.	44,839	22,205,170
NXP Semiconductors N.V.	4,655	1,069,160
ON Semiconductor Corp.*	7,860	656,546
Qorvo, Inc.*	1,796	202,248
QUALCOMM, Inc.	20,097	2,906,629
Skyworks Solutions, Inc.	2,953	331,976
Teradyne, Inc.	2,854	309,716
Texas Instruments, Inc.	16,403	2,796,055
		58,250,216
Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	695	180,450
Software — 11.2%
Adobe, Inc.*	8,257	4,926,126
Akamai Technologies, Inc.*	2,773	328,185
ANSYS, Inc.*	1,594	578,431
Autodesk, Inc.*	3,907	951,276
Broadridge Financial Solutions, Inc.	2,072	426,314
Cadence Design Systems, Inc.*	4,929	1,342,512
Ceridian HCM Holding, Inc.*	2,737	183,708
Electronic Arts, Inc.	4,502	615,919
Fair Isaac Corp.*	452	526,133
Fidelity National Information Services, Inc.	10,833	650,738
Fiserv, Inc.*	10,786	1,432,812
Intuit, Inc.	5,090	3,181,403
Jack Henry & Associates, Inc.	1,323	216,191
Microsoft Corp.	134,844	50,706,738
MSCI, Inc.	1,431	809,445
Oracle Corp.	28,693	3,025,103
Paychex, Inc.	5,867	698,818
Paycom Software, Inc.	835	172,611
PTC, Inc.*	2,121	371,090
Roper Technologies, Inc.	1,949	1,062,536
Salesforce, Inc.*	17,710	4,660,209
ServiceNow, Inc.*	3,685	2,603,416
Synopsys, Inc.*	2,753	1,417,547
Take-Two Interactive Software, Inc.*	2,867	461,444
Tyler Technologies, Inc.*	784	327,806
		81,676,511
Telecommunications — 1.8%
Arista Networks, Inc.*	4,491	1,057,676
AT&T, Inc.	129,942	2,180,427
Cisco Systems, Inc.	73,220	3,699,074
Corning, Inc.	14,078	428,675
Juniper Networks, Inc.	6,246	184,132
Motorola Solutions, Inc.	3,023	946,471
T-Mobile US, Inc.	9,143	1,465,897
Verizon Communications, Inc.	75,997	2,865,087
		12,827,439
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	2,270	115,906
	Number of Shares	Value†

Transportation — 1.3%
C.H. Robinson Worldwide, Inc.	2,077	$ 179,432
CSX Corp.	36,275	1,257,654
Expeditors International of Washington, Inc.	2,675	340,260
FedEx Corp.	4,240	1,072,593
J.B. Hunt Transport Services, Inc.	1,537	307,000
Norfolk Southern Corp.	4,168	985,232
Old Dominion Freight Line, Inc.	1,609	652,176
Union Pacific Corp.	11,008	2,703,785
United Parcel Service, Inc., Class B	13,133	2,064,902
		9,563,034
Water — 0.1%
American Water Works Co., Inc.	3,557	469,488
TOTAL COMMON STOCKS (Cost $349,878,592)		709,501,935

REAL ESTATE INVESTMENT TRUSTS — 2.3%
Apartments — 0.3%
AvalonBay Communities, Inc.	2,623	491,078
Camden Property Trust	1,888	187,460
Equity Residential	6,228	380,904
Essex Property Trust, Inc.	1,194	296,040
Invitation Homes, Inc.	10,724	365,796
Mid-America Apartment Communities, Inc.	2,196	295,274
UDR, Inc.	5,331	204,124
		2,220,676
Diversified — 0.9%
American Tower Corp.	8,495	1,833,901
Crown Castle, Inc.	7,883	908,043
Digital Realty Trust, Inc.	5,433	731,173
Equinix, Inc.	1,688	1,359,498
SBA Communications Corp.	1,955	495,964
VICI Properties, Inc.	18,521	590,450
Weyerhaeuser Co.	13,494	469,186
		6,388,215
Healthcare — 0.2%
Healthpeak Properties, Inc.	10,191	201,782
Ventas, Inc.	7,259	361,788
Welltower, Inc.	10,040	905,307
		1,468,877
Hotels & Resorts — 0.0%
Host Hotels & Resorts, Inc.	12,929	251,728
Industrial — 0.3%
Prologis, Inc.	16,835	2,244,106
Office Property — 0.1%
Alexandria Real Estate Equities, Inc.	2,819	357,364
Boston Properties, Inc.	2,751	193,038
		550,402

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Index 500 Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Regional Malls — 0.1%
Simon Property Group, Inc.	5,830	$ 831,591
Single Tenant — 0.1%
Realty Income Corp.	13,132	754,039
Storage & Warehousing — 0.2%
Extra Space Storage, Inc.	3,800	609,254
Iron Mountain, Inc.	5,339	373,623
Public Storage	2,862	872,910
		1,855,787
Strip Centers — 0.1%
Federal Realty Investment Trust	1,185	122,114
Kimco Realty Corp.	11,743	250,244
Regency Centers Corp.	2,764	185,188
		557,546
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $12,883,998)		17,122,967

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $1,764,480)	1,764,480	1,764,480
TOTAL INVESTMENTS — 100.0% (Cost $364,527,070)		$ 728,389,382
Other Assets & Liabilities — 0.0%		283,666
TOTAL NET ASSETS — 100.0%		$ 728,673,048

†	See Security Valuation Note.
*	Non-income producing security.
N.V.— Naamloze Vennootschap.
NA— National Association.
PLC— Public Limited Company.
S&P— Standards & Poor's
S.A.— Societe Anonyme.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$709,501,935	$709,501,935	$—	$—
Real Estate Investment Trusts	17,122,967	17,122,967	—	—
Short-Term Investments	1,764,480	1,764,480	—	—
Total Investments	$ 728,389,382	$ 728,389,382	$ —	$ —
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Futures Contracts	$ 92,735	$ 92,735	$—	$—
Total Assets—Other Financial Instruments	$ 92,735	$ 92,735	$ —	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Index 500 Fund
Futures contracts held by the Fund at December 31, 2023 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-mini S&P 500 Index	03/15/24	10	50	$4,820	$2,410,000	$92,735	$—
							$92,735	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 99.8%
Advertising — 2.0%
The Trade Desk, Inc., Class A*	41,577	$ 2,991,881
Aerospace & Defense — 3.2%
HEICO Corp., Class A	19,793	2,819,315
Howmet Aerospace, Inc.	36,072	1,952,217
		4,771,532
Apparel — 2.5%
Levi Strauss & Co., Class A	93,356	1,544,108
On Holding AG, Class A*	78,278	2,111,158
		3,655,266
Auto Parts & Equipment — 0.4%
Fox Factory Holding Corp.*	8,917	601,719
Beverages — 1.9%
Brown-Forman Corp., Class B	37,404	2,135,769
Celsius Holdings, Inc.*	11,989	653,640
		2,789,409
Biotechnology — 0.8%
Ionis Pharmaceuticals, Inc.*	23,545	1,191,142
Building Materials — 3.2%
Martin Marietta Materials, Inc.	4,503	2,246,592
Trex Co., Inc.*	30,384	2,515,491
		4,762,083
Commercial Services — 9.6%
CoStar Group, Inc.*	76,426	6,678,868
MarketAxess Holdings, Inc.	14,732	4,314,266
Rollins, Inc.	36,577	1,597,318
WillScot Mobile Mini Holdings Corp.*	37,475	1,667,637
		14,258,089
Computers — 2.0%
Crowdstrike Holdings, Inc., Class A*	11,396	2,909,627
Distribution & Wholesale — 5.6%
Copart, Inc.*	50,484	2,473,716
Fastenal Co.	39,530	2,560,358
Pool Corp.	8,047	3,208,419
		8,242,493
Diversified Financial Services — 0.4%
Blue Owl Capital, Inc.	42,491	633,116
Electrical Components & Equipment — 6.2%
Generac Holdings, Inc.*	18,962	2,450,649
Littelfuse, Inc.	6,633	1,774,725
Novanta, Inc.*	12,127	2,042,308
Universal Display Corp.	15,507	2,965,869
		9,233,551
Electronics — 5.3%
Coherent Corp.*	44,423	1,933,733
Keysight Technologies, Inc.*	13,060	2,077,716
Mettler-Toledo International, Inc.*	1,368	1,659,329
	Number of Shares	Value†

Electronics — (continued)
Trimble, Inc.*	40,451	$ 2,151,993
		7,822,771
Entertainment — 1.5%
Vail Resorts, Inc.	10,470	2,235,031
Hand & Machine Tools — 1.4%
Lincoln Electric Holdings, Inc.	9,846	2,141,111
Healthcare Products — 18.2%
Agilent Technologies, Inc.	16,088	2,236,715
Align Technology, Inc.*	6,529	1,788,946
Bio-Techne Corp.	34,404	2,654,613
Edwards Lifesciences Corp.*	26,478	2,018,947
Envista Holdings Corp.*	67,486	1,623,713
GE HealthCare Technologies, Inc.	20,108	1,554,751
IDEXX Laboratories, Inc.*	5,442	3,020,582
Inspire Medical Systems, Inc.*	7,381	1,501,517
Intuitive Surgical, Inc.*	8,871	2,992,720
Repligen Corp.*	17,143	3,082,311
The Cooper Cos., Inc.	6,456	2,443,209
West Pharmaceutical Services, Inc.	5,871	2,067,296
		26,985,320
Insurance — 0.7%
Kinsale Capital Group, Inc.	3,043	1,019,131
Internet — 3.6%
Pinterest, Inc., Class A*	143,579	5,318,166
Machinery — Diversified — 1.0%
Westinghouse Air Brake Technologies Corp.	12,351	1,567,342
Media — 1.1%
FactSet Research Systems, Inc.	3,413	1,628,172
Miscellaneous Manufacturing — 1.6%
A.O. Smith Corp.	28,253	2,329,177
Office & Business Equipment — 1.1%
Zebra Technologies Corp., Class A*	5,928	1,620,300
Pharmaceuticals — 3.2%
Dexcom, Inc.*	38,673	4,798,933
Retail — 4.5%
Casey's General Stores, Inc.	2,779	763,503
Floor & Decor Holdings, Inc., Class A*	28,674	3,198,871
Lululemon Athletica, Inc.*	3,201	1,636,639
National Vision Holdings, Inc.*	49,372	1,033,356
		6,632,369
Semiconductors — 7.8%
Lattice Semiconductor Corp.*	23,444	1,617,402
Microchip Technology, Inc.	31,430	2,834,357
Monolithic Power Systems, Inc.	6,421	4,050,238
Teradyne, Inc.	27,747	3,011,105
		11,513,102

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Mid Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — 11.0%
DoubleVerify Holdings, Inc.*	45,460	$ 1,672,019
HubSpot, Inc.*	3,706	2,151,481
MongoDB, Inc.*	3,071	1,255,578
Paycom Software, Inc.	9,751	2,015,727
Tyler Technologies, Inc.*	6,893	2,882,101
Veeva Systems, Inc., Class A*	12,139	2,337,000
Workday, Inc., Class A*	7,311	2,018,275
Workiva, Inc.*	19,439	1,973,642
		16,305,823
TOTAL COMMON STOCKS (Cost $115,455,178)		147,956,656

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $395,460)	395,460	395,460
TOTAL INVESTMENTS — 100.1% (Cost $115,850,638)		$ 148,352,116
Other Assets & Liabilities — (0.1)%		(179,151)
TOTAL NET ASSETS — 100.0%		$ 148,172,965

†	See Security Valuation Note.
*	Non-income producing security.
AG— Aktiengesellschaft.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$147,956,656	$147,956,656	$—	$—
Short-Term Investments	395,460	395,460	—	—
Total Investments	$ 148,352,116	$ 148,352,116	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 91.5%
Aerospace & Defense — 2.0%
L3Harris Technologies, Inc.	8,559	$ 1,802,697
Auto Parts & Equipment — 1.4%
Aptiv PLC*	7,477	670,836
Autoliv, Inc.	5,719	630,177
		1,301,013
Banks — 7.1%
Popular, Inc.	13,202	1,083,488
State Street Corp.	22,225	1,721,548
Synovus Financial Corp.	7,021	264,341
The PNC Financial Services Group, Inc.	13,672	2,117,109
Wintrust Financial Corp.	13,993	1,297,851
		6,484,337
Biotechnology — 1.5%
Corteva, Inc.	29,143	1,396,533
Building Materials — 3.6%
Fortune Brands Innovations, Inc.	23,411	1,782,514
Martin Marietta Materials, Inc.	2,950	1,471,784
		3,254,298
Chemicals — 1.5%
Ashland, Inc.	8,619	726,668
Westlake Corp.	4,241	593,570
		1,320,238
Computers — 1.1%
Insight Enterprises, Inc.*	5,572	987,303
Diversified Financial Services — 2.3%
Jefferies Financial Group, Inc.	39,003	1,576,111
Lazard Ltd., Class A	13,642	474,741
Lazard, Inc.	1,307	45,484
		2,096,336
Electric — 4.7%
Alliant Energy Corp.	42,782	2,194,717
Entergy Corp.	20,760	2,100,704
		4,295,421
Electrical Components & Equipment — 2.1%
AMETEK, Inc.	11,419	1,882,879
Electronics — 2.3%
Keysight Technologies, Inc.*	4,851	771,746
Vontier Corp.	38,490	1,329,829
		2,101,575
Environmental Control — 1.6%
Waste Connections, Inc.	9,503	1,418,513
Food — 1.8%
Kellanova	19,017	1,063,241
Lamb Weston Holdings, Inc.	5,070	548,016
		1,611,257
Hand & Machine Tools — 1.5%
Lincoln Electric Holdings, Inc.	6,222	1,353,036
	Number of Shares	Value†

Healthcare Products — 4.7%
Avantor, Inc.*	50,180	$ 1,145,610
Envista Holdings Corp.*	26,001	625,584
Globus Medical, Inc., Class A*	30,351	1,617,405
Revvity, Inc.	3,756	410,568
Teleflex, Inc.	1,750	436,345
		4,235,512
Healthcare Services — 3.9%
Amedisys, Inc.*	9,636	915,998
Charles River Laboratories International, Inc.*	1,470	347,508
Humana, Inc.	2,071	948,125
Laboratory Corp. of America Holdings	5,997	1,363,058
		3,574,689
Home Builders — 1.5%
Toll Brothers, Inc.	13,531	1,390,851
Insurance — 5.3%
Globe Life, Inc.	12,430	1,512,979
RenaissanceRe Holdings Ltd.	4,195	822,220
The Hartford Financial Services Group, Inc.	31,307	2,516,457
		4,851,656
Machinery — Construction & Mining — 2.4%
BWX Technologies, Inc.	15,681	1,203,203
Oshkosh Corp.	8,924	967,451
		2,170,654
Media — 1.3%
Fox Corp., Class B	44,343	1,226,084
Mining — 2.3%
Freeport-McMoRan, Inc.	49,553	2,109,471
Miscellaneous Manufacturing — 3.0%
Carlisle Cos., Inc.	4,762	1,487,792
Hillenbrand, Inc.	26,263	1,256,684
		2,744,476
Oil & Gas — 5.7%
Chesapeake Energy Corp.	24,782	1,906,727
Marathon Oil Corp.	75,079	1,813,909
Pioneer Natural Resources Co.	6,342	1,426,189
		5,146,825
Oil & Gas Services — 1.2%
Baker Hughes Co.	32,880	1,123,838
Packaging and Containers — 2.6%
Ball Corp.	19,805	1,139,184
Graphic Packaging Holding Co.	50,037	1,233,412
		2,372,596
Pharmaceuticals — 2.3%
Cardinal Health, Inc.	20,370	2,053,296

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Mid Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — 1.4%
CBRE Group, Inc., Class A*	13,506	$ 1,257,274
Retail — 9.0%
AutoZone, Inc.*	322	832,566
Bath & Body Works, Inc.	29,591	1,277,148
Burlington Stores, Inc.*	6,292	1,223,668
Casey's General Stores, Inc.	6,811	1,871,254
MSC Industrial Direct Co., Inc., Class A	12,872	1,303,419
O'Reilly Automotive, Inc.*	1,038	986,183
Target Corp.	4,541	646,729
		8,140,967
Semiconductors — 3.4%
Lam Research Corp.	1,091	854,537
Microchip Technology, Inc.	14,620	1,318,431
Teradyne, Inc.	8,752	949,767
		3,122,735
Software — 2.1%
Fidelity National Information Services, Inc.	32,021	1,923,501
Telecommunications — 1.1%
Nice Ltd., ADR*	4,906	978,796
Transportation — 2.6%
Canadian Pacific Kansas City Ltd.	10,611	838,906
Kirby Corp.*	8,740	685,915
Landstar System, Inc.	4,230	819,139
		2,343,960
Trucking and Leasing — 1.2%
GATX Corp.	9,067	1,090,035
TOTAL COMMON STOCKS (Cost $66,899,950)		83,162,652

REAL ESTATE INVESTMENT TRUSTS — 7.0%
Diversified — 3.1%
Lamar Advertising Co., Class A	18,293	1,944,180
PotlatchDeltic Corp.	17,515	859,986
		2,804,166
Industrial — 1.2%
STAG lndustrial, Inc.	28,268	1,109,802
Manufactured Homes — 1.4%
Equity LifeStyle Properties, Inc.	17,846	1,258,857
Single Tenant — 1.3%
Agree Realty Corp.	19,983	1,257,930
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,447,777)		6,430,755

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $1,630,169)	1,630,169	$ 1,630,169
TOTAL INVESTMENTS — 100.3% (Cost $73,977,896)		$ 91,223,576
Other Assets & Liabilities — (0.3)%		(312,555)
TOTAL NET ASSETS — 100.0%		$ 90,911,021

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
PLC— Public Limited Company.
Country Weightings as of 12/31/2023††
United States	93%
Canada	2
Puerto Rico	1
Israel	1
Bermuda	1
Ireland	1
Sweden	1
Total	100%
††	% of total investments as of December 31, 2023.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$83,162,652	$83,162,652	$—	$—
Real Estate Investment Trusts	6,430,755	6,430,755	—	—
Short-Term Investments	1,630,169	1,630,169	—	—
Total Investments	$ 91,223,576	$ 91,223,576	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — 87.5%
Advertising — 1.8%
Omnicom Group, Inc.	6,310	$ 545,878
The Interpublic Group of Cos., Inc.	28,845	941,501
		1,487,379
Aerospace & Defense — 0.5%
General Dynamics Corp.	1,593	413,654
Airlines — 1.4%
Southwest Airlines Co.	40,318	1,164,384
Auto Manufacturers — 0.6%
Cummins, Inc.	2,068	495,431
Auto Parts & Equipment — 2.4%
Aptiv PLC*	6,992	627,322
BorgWarner, Inc.	23,776	852,370
Cie Generale des Etablissements Michelin SCA	14,190	509,798
		1,989,490
Banks — 8.0%
Commerce Bancshares, Inc.	8,996	480,476
First Hawaiian, Inc.	19,517	446,159
Northern Trust Corp.	20,699	1,746,582
Prosperity Bancshares, Inc.	5,135	347,793
The Bank of New York Mellon Corp.	33,476	1,742,426
Truist Financial Corp.	26,953	995,105
US Bancorp	8,275	358,142
Westamerica BanCorp	6,750	380,767
		6,497,450
Beverages — 0.4%
Heineken N.V.	3,260	331,214
Building Materials — 1.6%
Cie de Saint-Gobain S.A.	10,030	739,686
Johnson Controls International PLC	9,794	564,526
		1,304,212
Chemicals — 1.2%
Akzo Nobel N.V.	12,184	1,008,918
Computers — 2.3%
Amdocs Ltd.	11,691	1,027,522
HP, Inc.	26,689	803,072
		1,830,594
Cosmetics & Personal Care — 0.5%
Kenvue, Inc.	18,208	392,018
Distribution & Wholesale — 1.2%
Bunzl PLC	24,617	1,000,325
Diversified Financial Services — 1.4%
T. Rowe Price Group, Inc.	10,188	1,097,146
Electric — 9.0%
CMS Energy Corp.	12,296	714,029
Duke Energy Corp.	11,934	1,158,075
	Number of Shares	Value†

Electric — (continued)
Edison International	15,923	$ 1,138,335
Evergy, Inc.	16,633	868,243
Eversource Energy	12,789	789,337
Northwestern Energy Group, Inc.	25,371	1,291,130
Pinnacle West Capital Corp.	8,943	642,465
WEC Energy Group, Inc.	8,153	686,238
		7,287,852
Electrical Components & Equipment — 1.7%
Emerson Electric Co.	13,868	1,349,772
Electronics — 1.1%
TE Connectivity Ltd.	6,383	896,811
Engineering & Construction — 1.2%
Vinci S.A.	7,430	935,030
Environmental Control — 0.5%
Republic Services, Inc.	2,572	424,149
Food — 5.2%
Conagra Brands, Inc.	66,546	1,907,208
General Mills, Inc.	12,921	841,674
Koninklijke Ahold Delhaize N.V.	50,937	1,465,532
		4,214,414
Gas — 2.3%
Atmos Energy Corp.	1,650	191,235
ONE Gas, Inc.	6,517	415,263
Spire, Inc.	20,866	1,300,787
		1,907,285
Healthcare Products — 5.2%
DENTSPLY SIRONA, Inc.	14,849	528,476
Envista Holdings Corp.*	23,190	557,951
Hologic, Inc.*	8,898	635,762
Zimmer Biomet Holdings, Inc.	20,627	2,510,306
		4,232,495
Healthcare Services — 5.7%
Centene Corp.*	7,494	556,130
Laboratory Corp. of America Holdings	4,710	1,070,536
Quest Diagnostics, Inc.	11,305	1,558,733
Universal Health Services, Inc., Class B	9,240	1,408,546
		4,593,945
Household Products & Wares — 1.8%
Kimberly-Clark Corp.	11,897	1,445,604
Insurance — 6.2%
Aflac, Inc.	5,583	460,597
Reinsurance Group of America, Inc.	7,310	1,182,612
The Allstate Corp.	13,169	1,843,397
The Hanover Insurance Group, Inc.	4,884	593,015
Willis Towers Watson PLC	3,941	950,569
		5,030,190
Internet — 1.3%
F5, Inc.*	5,769	1,032,536

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Mid Core Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Machinery — Construction & Mining — 1.0%
Oshkosh Corp.	7,654	$ 829,770
Machinery — Diversified — 0.4%
IMI PLC	14,862	318,455
Media — 1.1%
Fox Corp., Class B	31,868	881,150
Oil & Gas — 2.4%
Diamondback Energy, Inc.	3,723	577,363
EQT Corp.	14,589	564,010
Occidental Petroleum Corp.	14,083	840,896
		1,982,269
Oil & Gas Services — 0.7%
Baker Hughes Co.	16,909	577,950
Packaging and Containers — 3.1%
Amcor PLC	111,513	1,074,985
Packaging Corp. of America	5,440	886,231
Sonoco Products Co.	9,538	532,888
		2,494,104
Pharmaceuticals — 4.0%
Becton Dickinson & Co.	1,867	455,230
Cardinal Health, Inc.	8,126	819,101
Cencora, Inc.	721	148,079
Henry Schein, Inc.*	24,225	1,834,075
		3,256,485
Retail — 3.6%
Beacon Roofing Supply, Inc.*	9,606	835,914
Dollar Tree, Inc.*	9,957	1,414,392
MSC Industrial Direct Co., Inc., Class A	6,818	690,391
		2,940,697
Semiconductors — 0.5%
Teradyne, Inc.	3,492	378,952
Shipbuilding — 1.4%
Huntington Ingalls Industries, Inc.	4,331	1,124,501
Software — 0.4%
Electronic Arts, Inc.	2,383	326,018
Telecommunications — 2.0%
BCE, Inc.	17,160	675,625
Corning, Inc.	8,764	266,864
Juniper Networks, Inc.	22,362	659,232
		1,601,721
Transportation — 2.4%
Heartland Express, Inc.	33,954	484,184
Norfolk Southern Corp.	6,250	1,477,375
		1,961,559
TOTAL COMMON STOCKS (Cost $70,043,338)		71,035,929
	Number of Shares	Value†

REAL ESTATE INVESTMENT TRUSTS — 7.5%
Apartments — 1.2%
Essex Property Trust, Inc.	4,078	$ 1,011,099
Diversified — 1.0%
VICI Properties, Inc.	16,680	531,758
WP Carey, Inc.	4,605	298,450
		830,208
Healthcare — 1.2%
Healthpeak Properties, Inc.	50,327	996,475
Single Tenant — 1.6%
Realty Income Corp.	22,792	1,308,717
Storage & Warehousing — 1.2%
Public Storage	3,201	976,305
Strip Centers — 1.3%
Regency Centers Corp.	15,254	1,022,018
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $7,033,907)		6,144,822

PREFERRED STOCKS — 0.8%
Household Products & Wares — 0.8%
Henkel AG & Co., KGaA (Cost $532,072)	7,998	643,375

MASTER LIMITED PARTNERSHIP — 1.9%
Pipelines — 1.9%
Enterprise Products Partners LP (Cost $1,314,687)	57,696	1,520,290

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $1,619,876)	1,619,876	1,619,876
TOTAL INVESTMENTS — 99.7% (Cost $80,543,880)		$ 80,964,292
Other Assets & Liabilities — 0.3%		228,433
TOTAL NET ASSETS — 100.0%		$ 81,192,725

†	See Security Valuation Note.
*	Non-income producing security.
AG— Aktiengesellschaft.
KGaA— Kommanditgesellschaft auf Aktien.
LP— Limited Partnership.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Mid Core Value Fund
Country Weightings as of 12/31/2023††
United States	87%
United Kingdom	4
Netherlands	3
France	3
Canada	1
Germany	1
Ireland	1
Total	100%
††	% of total investments as of December 31, 2023.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Advertising	$ 1,487,379	$ 1,487,379	$ —	$—
Aerospace & Defense	413,654	413,654	—	—
Airlines	1,164,384	1,164,384	—	—
Auto Manufacturers	495,431	495,431	—	—
Auto Parts & Equipment	1,989,490	1,479,692	509,798	—
Banks	6,497,450	6,497,450	—	—
Beverages	331,214	—	331,214	—
Building Materials	1,304,212	564,526	739,686	—
Chemicals	1,008,918	—	1,008,918	—
Computers	1,830,594	1,830,594	—	—
Cosmetics & Personal Care	392,018	392,018	—	—
Distribution & Wholesale	1,000,325	—	1,000,325	—
Diversified Financial Services	1,097,146	1,097,146	—	—
Electric	7,287,852	7,287,852	—	—
Electrical Components & Equipment	1,349,772	1,349,772	—	—
Electronics	896,811	896,811	—	—
Engineering & Construction	935,030	—	935,030	—
Environmental Control	424,149	424,149	—	—
Food	4,214,414	2,748,882	1,465,532	—
Gas	1,907,285	1,907,285	—	—
Healthcare Products	4,232,495	4,232,495	—	—
Healthcare Services	4,593,945	4,593,945	—	—
Household Products & Wares	1,445,604	1,445,604	—	—
Insurance	5,030,190	5,030,190	—	—
Internet	1,032,536	1,032,536	—	—
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Machinery — Construction & Mining	$ 829,770	$ 829,770	$ —	$—
Machinery — Diversified	318,455	—	318,455	—
Media	881,150	881,150	—	—
Oil & Gas	1,982,269	1,982,269	—	—
Oil & Gas Services	577,950	577,950	—	—
Packaging and Containers	2,494,104	2,494,104	—	—
Pharmaceuticals	3,256,485	3,256,485	—	—
Retail	2,940,697	2,940,697	—	—
Semiconductors	378,952	378,952	—	—
Shipbuilding	1,124,501	1,124,501	—	—
Software	326,018	326,018	—	—
Telecommunications	1,601,721	1,601,721	—	—
Transportation	1,961,559	1,961,559	—	—
Total Common Stocks	71,035,929	64,726,971	6,308,958	—
Real Estate Investment Trusts	6,144,822	6,144,822	—	—
Preferred Stocks	643,375	—	643,375	—
Master Limited Partnership	1,520,290	1,520,290	—	—
Short-Term Investments	1,619,876	1,619,876	—	—
Total Investments	$ 80,964,292	$ 74,011,959	$ 6,952,333	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$(58,903)	$—	$(58,903)	$—
Total Liabilities—Other Financial Instruments	$ (58,903)	$ —	$ (58,903)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Open forward foreign currency contracts held at December 31, 2023 are as follows:
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Euro	Bank of America	03/28/24	(1,536,920)	0.90254	$(1,686,696)	$(1,702,892)	$—	$(16,196)
Sell	Canadian Dollar	Goldman Sachs	03/28/24	(754,702)	1.32343	(564,314)	(570,264)	—	(5,950)

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Mid Core Value Fund
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Pound Sterling	Goldman Sachs	03/28/24	(897,055)	0.78419	$(1,137,098)	$(1,143,924)	$—	$(6,825)
Sell	Euro	JPMorgan	03/28/24	(1,422,583)	0.90254	(1,561,242)	(1,576,208)	—	(14,966)
Sell	Euro	Morgan Stanley	03/28/24	(1,422,583)	0.90254	(1,561,242)	(1,576,208)	—	(14,966)
	Total							$—	$(58,903)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 99.1%
Aerospace & Defense — 1.5%
HEICO Corp.	6,202	$ 1,109,352
Apparel — 4.4%
Birkenstock Holding PLC*	9,153	446,026
Crocs, Inc.*	7,275	679,558
Deckers Outdoor Corp.*	2,341	1,564,794
On Holding AG, Class A*	16,703	450,480
		3,140,858
Beverages — 0.9%
Celsius Holdings, Inc.*	12,429	677,629
Biotechnology — 4.6%
Apellis Pharmaceuticals, Inc.*	4,490	268,771
BioMarin Pharmaceutical, Inc.*	5,637	543,520
Blueprint Medicines Corp.*	4,768	439,800
Exelixis, Inc.*	12,365	296,636
Halozyme Therapeutics, Inc.*	16,004	591,508
Intra-Cellular Therapies, Inc.*	5,600	401,072
Karuna Therapeutics, Inc.*	1,708	540,599
Krystal Biotech, Inc.*	1,660	205,940
		3,287,846
Building Materials — 1.6%
AAON, Inc.	15,217	1,124,080
Chemicals — 3.4%
Ashland, Inc.	13,839	1,166,766
RPM International, Inc.	11,424	1,275,261
		2,442,027
Commercial Services — 1.6%
Shift4 Payments, Inc., Class A*	7,825	581,710
WEX, Inc.*	2,830	550,577
		1,132,287
Computers — 4.1%
CACI International, Inc., Class A*	1,586	513,642
CyberArk Software Ltd.*	4,100	898,105
Pure Storage, Inc., Class A*	26,403	941,531
Qualys, Inc.*	3,175	623,189
		2,976,467
Cosmetics & Personal Care — 1.6%
elf Beauty, Inc.*	7,970	1,150,390
Distribution & Wholesale — 4.6%
Core & Main, Inc., Class A*	23,375	944,584
Pool Corp.	2,309	920,621
SiteOne Landscape Supply, Inc.*	4,062	660,075
Watsco, Inc.	1,835	786,243
		3,311,523
Diversified Financial Services — 2.1%
Hamilton Lane, Inc., Class A	4,514	512,068
Houlihan Lokey, Inc.	4,493	538,756
LPL Financial Holdings, Inc.	2,109	480,050
		1,530,874
	Number of Shares	Value†

Electrical Components & Equipment — 1.8%
Novanta, Inc.*	7,724	$ 1,300,799
Electronics — 6.5%
Allegion PLC	10,228	1,295,785
Badger Meter, Inc.	4,175	644,495
Hubbell, Inc.	4,112	1,352,560
Mettler-Toledo International, Inc.*	445	539,767
nVent Electric PLC	15,116	893,205
		4,725,812
Engineering & Construction — 2.3%
EMCOR Group, Inc.	5,013	1,079,950
TopBuild Corp.*	1,465	548,291
		1,628,241
Environmental Control — 1.8%
Tetra Tech, Inc.	7,767	1,296,545
Hand & Machine Tools — 2.2%
Lincoln Electric Holdings, Inc.	7,156	1,556,144
Healthcare Products — 11.2%
Axonics, Inc.*	14,781	919,822
Bio-Techne Corp.	10,908	841,661
Bruker Corp.	15,161	1,114,030
Exact Sciences Corp.*	10,228	756,668
Insulet Corp.*	3,183	690,647
Natera, Inc.*	14,199	889,425
Repligen Corp.*	6,180	1,111,164
Shockwave Medical, Inc.*	2,291	436,573
Stevanato Group SpA	20,731	565,749
The Cooper Cos., Inc.	2,054	777,316
		8,103,055
Healthcare Services — 1.6%
Medpace Holdings, Inc.*	1,436	440,177
Surgery Partners, Inc.*	21,216	678,700
		1,118,877
Household Products & Wares — 1.0%
Avery Dennison Corp.	3,682	744,353
Insurance — 1.4%
Kinsale Capital Group, Inc.	3,088	1,034,202
Lodging — 0.7%
Wyndham Hotels & Resorts, Inc.	6,460	519,449
Machinery — Diversified — 4.7%
IDEX Corp.	5,330	1,157,196
Nordson Corp.	4,643	1,226,495
Watts Water Technologies, Inc., Class A	4,672	973,365
		3,357,056
Media — 1.0%
Liberty Media Corp.-Liberty Formula One, Class C*	10,876	686,602

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
SMID Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — 0.8%
The Timken Co.	7,149	$ 572,992
Oil & Gas — 0.9%
Chesapeake Energy Corp.	2,163	166,421
Noble Corp. PLC	10,468	504,139
		670,560
Packaging and Containers — 1.0%
Ball Corp.	12,939	744,251
Pharmaceuticals — 1.1%
Neurocrine Biosciences, Inc.*	6,038	795,567
Retail — 10.0%
BJ's Wholesale Club Holdings, Inc.*	14,072	938,039
Casey's General Stores, Inc.	2,474	679,707
Domino's Pizza, Inc.	1,916	789,833
Five Below, Inc.*	5,587	1,190,925
Floor & Decor Holdings, Inc., Class A*	9,188	1,025,013
Texas Roadhouse, Inc.	8,688	1,061,934
Wingstop, Inc.	5,981	1,534,605
		7,220,056
Semiconductors — 5.3%
Allegro MicroSystems, Inc.*	23,298	705,231
Lattice Semiconductor Corp.*	15,460	1,066,585
MACOM Technology Solutions Holdings, Inc.*	12,861	1,195,430
MKS Instruments, Inc.	6,448	663,306
Rambus, Inc.*	3,112	212,394
		3,842,946
Software — 13.4%
DoubleVerify Holdings, Inc.*	20,313	747,112
Dynatrace, Inc.*	26,056	1,425,003
Elastic N.V.*	8,683	978,574
Evolent Health, Inc., Class A*	16,450	543,344
Guidewire Software, Inc.*	3,459	377,169
Klaviyo, Inc., Class A*	15,357	426,617
Manhattan Associates, Inc.*	4,729	1,018,248
Monday.com Ltd.*	3,123	586,531
Nutanix, Inc., Class A*	7,519	358,581
Procore Technologies, Inc.*	13,607	941,877
Samsara, Inc., Class A*	20,193	674,042
Smartsheet, Inc., Class A*	18,051	863,199
UiPath, Inc., Class A*	30,762	764,128
		9,704,425
TOTAL COMMON STOCKS (Cost $61,023,455)		71,505,265

	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $960,595)	960,595	$ 960,595
TOTAL INVESTMENTS — 100.4% (Cost $61,984,050)		$ 72,465,860
Other Assets & Liabilities — (0.4)%		(272,936)
TOTAL NET ASSETS — 100.0%		$ 72,192,924

†	See Security Valuation Note.
*	Non-income producing security.
AG— Aktiengesellschaft.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
SpA— Società per Azioni.
Country Weightings as of 12/31/2023††
United States	93%
Israel	2
United Kingdom	2
Ireland	2
Italy	1
Switzerland	0
Total	100%
††	% of total investments as of December 31, 2023.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$71,505,265	$71,505,265	$—	$—
Short-Term Investments	960,595	960,595	—	—
Total Investments	$ 72,465,860	$ 72,465,860	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 93.1%
Aerospace & Defense — 1.2%
Spirit AeroSystems Holdings, Inc., Class A*	20,026	$ 636,426
Airlines — 1.0%
Alaska Air Group, Inc.*	12,931	505,214
Apparel — 4.0%
PVH Corp.	7,479	913,335
Ralph Lauren Corp.	4,562	657,840
Tapestry, Inc.	13,455	495,279
		2,066,454
Auto Parts & Equipment — 1.9%
Dana, Inc.	27,612	403,411
The Goodyear Tire & Rubber Co.*	39,691	568,375
		971,786
Banks — 10.4%
BankUnited, Inc.	9,902	321,122
Comerica, Inc.	13,694	764,262
First Bancorp	40,459	665,550
First Citizens BancShares, Inc., Class A	543	770,501
First Hawaiian, Inc.	31,995	731,406
Texas Capital Bancshares, Inc.*	8,955	578,762
Webster Financial Corp.	8,406	426,688
Wintrust Financial Corp.	6,544	606,956
Zions Bancorp NA	10,975	481,473
		5,346,720
Building Materials — 1.7%
Builders FirstSource, Inc.*	5,140	858,072
Chemicals — 1.1%
Element Solutions, Inc.	25,176	582,573
Commercial Services — 6.3%
ABM Industries, Inc.	11,758	527,111
ADT, Inc.	85,694	584,433
AMN Healthcare Services, Inc.*	5,907	442,316
Herc Holdings, Inc.	5,156	767,677
Korn Ferry	5,600	332,360
Robert Half, Inc.	6,743	592,845
		3,246,742
Computers — 2.0%
Lumentum Holdings, Inc.*	9,741	510,623
WNS Holdings Ltd., ADR*	7,948	502,314
		1,012,937
Diversified Financial Services — 3.7%
Cboe Global Markets, Inc.	4,349	776,557
Moelis & Co., Class A	10,035	563,265
Stifel Financial Corp.	8,129	562,120
		1,901,942
Electric — 2.8%
CenterPoint Energy, Inc.	14,540	415,408
IDACORP, Inc.	4,915	483,243
	Number of Shares	Value†

Electric — (continued)
Portland General Electric Co.	12,890	$ 558,652
		1,457,303
Electrical Components & Equipment — 0.9%
Belden, Inc.	5,752	444,342
Electronics — 1.7%
Avnet, Inc.	9,576	482,630
Sensata Technologies Holding PLC	10,882	408,837
		891,467
Engineering & Construction — 4.5%
Dycom Industries, Inc.*	7,029	808,968
Fluor Corp.*	17,771	696,090
MasTec, Inc.*	10,564	799,906
		2,304,964
Environmental Control — 1.3%
Stericycle, Inc.*	12,939	641,257
Food — 2.9%
Lamb Weston Holdings, Inc.	5,180	559,906
Nomad Foods Ltd.*	32,788	555,756
The Hain Celestial Group, Inc.*	31,488	344,794
		1,460,456
Hand & Machine Tools — 1.3%
Regal Rexnord Corp.	4,446	658,097
Healthcare Products — 3.0%
Avantor, Inc.*	23,244	530,661
Envista Holdings Corp.*	17,765	427,426
Integra LifeSciences Holdings Corp.*	12,830	558,746
		1,516,833
Healthcare Services — 2.4%
Acadia Healthcare Co., Inc.*	4,824	375,114
Fortrea Holdings, Inc.*	15,192	530,201
Pediatrix Medical Group, Inc.*	34,087	317,009
		1,222,324
Home Builders — 2.4%
PulteGroup, Inc.	6,970	719,444
Taylor Morrison Home Corp.*	9,755	520,429
		1,239,873
Insurance — 3.2%
American Financial Group, Inc.	4,288	509,800
Everest Group Ltd.	1,355	479,101
Kemper Corp.	6,470	314,895
The Hanover Insurance Group, Inc.	2,824	342,890
		1,646,686
Internet — 1.9%
Criteo S.A., ADR*	17,293	437,859
Gen Digital, Inc.	22,600	515,732
		953,591
Iron & Steel — 1.0%
ATI, Inc.*	10,709	486,938

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
SMID Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — 1.5%
Brunswick Corp.	7,780	$ 752,715
Machinery — Construction & Mining — 1.3%
Oshkosh Corp.	6,215	673,768
Machinery — Diversified — 1.9%
Gates Industrial Corp. PLC*	15,558	208,788
The Middleby Corp.*	5,098	750,273
		959,061
Media — 1.3%
Nexstar Media Group, Inc.	4,374	685,625
Mining — 1.3%
Cameco Corp.	15,641	674,127
Oil & Gas — 2.0%
HF Sinclair Corp.	8,076	448,783
Magnolia Oil & Gas Corp., Class A	27,761	591,032
		1,039,815
Oil & Gas Services — 1.0%
ChampionX Corp.	17,775	519,208
Packaging and Containers — 1.3%
Berry Global Group, Inc.	9,817	661,568
Real Estate — 1.6%
Jones Lang LaSalle, Inc.*	4,290	810,252
Retail — 5.8%
Bath & Body Works, Inc.	18,457	796,604
Dick's Sporting Goods, Inc.	5,124	752,972
Dine Brands Global, Inc.	8,067	400,527
Papa John's International, Inc.	5,719	435,959
Williams-Sonoma, Inc.	2,789	562,764
		2,948,826
Semiconductors — 3.9%
Amkor Technology, Inc.	21,021	699,369
FormFactor, Inc.*	14,156	590,447
Synaptics, Inc.*	6,166	703,417
		1,993,233
Software — 2.2%
ACI Worldwide, Inc.*	19,451	595,201
CommVault Systems, Inc.*	6,370	508,644
		1,103,845
Telecommunications — 1.2%
Calix, Inc.*	14,001	611,704
Transportation — 4.2%
ArcBest Corp.	4,981	598,766
International Seaways, Inc.	9,706	441,429
Knight-Swift Transportation Holdings, Inc.	10,253	591,086
	Number of Shares	Value†

Transportation — (continued)
Star Bulk Carriers Corp.	23,185	$ 492,913
		2,124,194
TOTAL COMMON STOCKS (Cost $44,498,837)		47,610,938

REAL ESTATE INVESTMENT TRUSTS — 6.1%
Apartments — 1.2%
Apartment Income REIT Corp.	17,449	606,003
Diversified — 0.8%
Broadstone Net Lease, Inc.	22,718	391,204
Hotels & Resorts — 1.1%
Ryman Hospitality Properties, Inc.	5,233	575,944
Industrial — 2.2%
First Industrial Realty Trust, Inc.	8,717	459,124
STAG lndustrial, Inc.	17,217	675,940
		1,135,064
Storage & Warehousing — 0.8%
CubeSmart	9,294	430,777
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,041,961)		3,138,992

SHORT-TERM INVESTMENTS — 0.8%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $389,028)	389,028	389,028
TOTAL INVESTMENTS — 100.0% (Cost $47,929,826)		$ 51,138,958
Other Assets & Liabilities — 0.0%		18,751
TOTAL NET ASSETS — 100.0%		$ 51,157,709

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
NA— National Association.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
SMID Cap Value Fund
Country Weightings as of 12/31/2023††
United States	93%
Canada	1
Puerto Rico	1
United Kingdom	1
India	1
Greece	1
Bermuda	1
France	1
Total	100%
††	% of total investments as of December 31, 2023.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$47,610,938	$47,610,938	$—	$—
Real Estate Investment Trusts	3,138,992	3,138,992	—	—
Short-Term Investments	389,028	389,028	—	—
Total Investments	$ 51,138,958	$ 51,138,958	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — 98.4%
Apparel — 0.5%
On Holding AG, Class A*	19,845	$ 535,220
Auto Parts & Equipment — 0.1%
QuantumScape Corp.*	16,158	112,298
Banks — 1.3%
Walker & Dunlop, Inc.	12,448	1,381,853
Biotechnology — 5.5%
89bio, Inc.*	18,754	209,482
Biohaven Ltd.*	30,236	1,294,101
Biomea Fusion, Inc.*	6,028	87,527
Ideaya Biosciences, Inc.*	11,168	397,357
ImmunoGen, Inc.*	24,406	723,638
Insmed, Inc.*	18,252	565,630
Ligand Pharmaceuticals, Inc.*	12,893	920,818
NeoGenomics, Inc.*	34,325	555,379
Prothena Corp. PLC*	4,619	167,854
PTC Therapeutics, Inc.*	9,808	270,308
Sarepta Therapeutics, Inc.*	3,616	348,691
Structure Therapeutics, Inc., ADR*	3,357	136,831
		5,677,616
Building Materials — 2.3%
SPX Technologies, Inc.*	8,744	883,232
Summit Materials, Inc., Class A*	37,722	1,450,788
		2,334,020
Chemicals — 1.4%
Sensient Technologies Corp.	21,729	1,434,114
Commercial Services — 11.4%
Alight, Inc., Class A*	163,423	1,393,998
Clarivate PLC*	116,351	1,077,410
Euronet Worldwide, Inc.*	12,220	1,240,208
Paylocity Holding Corp.*	6,670	1,099,549
Rentokil Initial PLC, ADR	66,586	1,905,025
Shift4 Payments, Inc., Class A*	14,962	1,112,275
Stride, Inc.*	28,080	1,667,110
TriNet Group, Inc.*	10,156	1,207,853
WEX, Inc.*	5,370	1,044,734
		11,748,162
Computers — 2.7%
Maximus, Inc.	13,582	1,138,987
NCR Voyix Corp.*	19,250	325,517
WNS Holdings Ltd., ADR*	20,377	1,287,826
		2,752,330
Distribution & Wholesale — 1.7%
Core & Main, Inc., Class A*	42,598	1,721,385
Diversified Financial Services — 3.1%
Cboe Global Markets, Inc.	9,625	1,718,640
LPL Financial Holdings, Inc.	6,523	1,484,765
		3,203,405
Electric — 0.8%
NRG Energy, Inc.	15,945	824,357
	Number of Shares	Value†

Electrical Components & Equipment — 2.0%
EnerSys	12,601	$ 1,272,197
Novanta, Inc.*	4,892	823,862
		2,096,059
Electronics — 5.0%
Brady Corp., Class A	12,730	747,124
Camtek Ltd.*	6,591	457,283
Itron, Inc.*	5,386	406,697
Mirion Technologies, Inc.*	114,816	1,176,864
Napco Security Technologies, Inc.	26,783	917,318
OSI Systems, Inc.*	10,811	1,395,159
		5,100,445
Entertainment — 0.5%
Manchester United PLC, Class A*	23,173	472,266
Environmental Control — 1.5%
CECO Environmental Corp.*	20,495	415,639
Clean Harbors, Inc.*	4,141	722,646
Montrose Environmental Group, Inc.*	13,466	432,662
		1,570,947
Food — 0.9%
Premium Brands Holdings Corp.	12,780	906,912
Hand & Machine Tools — 0.5%
Regal Rexnord Corp.	3,424	506,821
Healthcare Products — 9.6%
Alphatec Holdings, Inc.*	45,261	683,894
Bio-Techne Corp.	6,984	538,885
Bruker Corp.	11,078	814,011
Glaukos Corp.*	14,167	1,126,135
Globus Medical, Inc., Class A*	24,919	1,327,934
ICU Medical, Inc.*	7,925	790,439
Lantheus Holdings, Inc.*	12,745	790,190
Neogen Corp.*	34,802	699,868
OmniAb, Inc.*	71,447	440,828
Paragon 28, Inc.*	28,601	355,510
Shockwave Medical, Inc.*	2,053	391,220
Soleno Therapeutics, Inc.*	9,467	381,047
STERIS PLC	5,548	1,219,728
Tandem Diabetes Care, Inc.*	12,205	361,024
		9,920,713
Healthcare Services — 2.6%
Catalent, Inc.*	33,403	1,500,797
HealthEquity, Inc.*	10,546	699,200
P3 Health Partners, Inc.*	44,004	62,045
Sotera Health Co.*	25,512	429,877
		2,691,919
Home Builders — 0.5%
Thor Industries, Inc.	4,584	542,058
Home Furnishings — 0.6%
The Lovesac Co.*	22,968	586,832

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Growth Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 0.9%
RLI Corp.	7,110	$ 946,483
Internet — 1.0%
Ziff Davis, Inc.*	15,304	1,028,276
Machinery — Diversified — 6.2%
ATS Corp.*	40,035	1,725,519
CSW Industrials, Inc.	8,487	1,760,289
Gates Industrial Corp. PLC*	60,299	809,212
Kornit Digital Ltd.*	23,461	449,513
Nordson Corp.	2,024	534,660
Zurn Elkay Water Solutions Corp.	37,916	1,115,109
		6,394,302
Miscellaneous Manufacturing — 2.2%
Carlisle Cos., Inc.	3,413	1,066,323
ITT, Inc.	10,440	1,245,701
		2,312,024
Oil & Gas — 1.5%
California Resources Corp.	8,170	446,736
Magnolia Oil & Gas Corp., Class A	50,283	1,070,525
		1,517,261
Oil & Gas Services — 0.6%
ChampionX Corp.	22,131	646,447
Packaging and Containers — 2.1%
Crown Holdings, Inc.	21,803	2,007,838
Gerresheimer AG	1,036	107,781
		2,115,619
Pharmaceuticals — 6.0%
Ascendis Pharma A/S, ADR*	5,825	733,659
Avadel Pharmaceuticals PLC, ADR*	42,258	596,683
BellRing Brands, Inc.*	22,443	1,244,016
Eagle Pharmaceuticals, Inc.*	7,435	38,885
Madrigal Pharmaceuticals, Inc.*	4,443	1,028,021
Mirum Pharmaceuticals, Inc.*	10,349	305,502
Neurocrine Biosciences, Inc.*	4,044	532,837
Vaxcyte, Inc.*	21,042	1,321,438
Verona Pharma PLC, ADR*	16,749	332,970
		6,134,011
Retail — 1.8%
Casey's General Stores, Inc.	3,688	1,013,241
Williams-Sonoma, Inc.	3,946	796,224
		1,809,465
Semiconductors — 3.8%
Entegris, Inc.	5,930	710,533
MACOM Technology Solutions Holdings, Inc.*	11,292	1,049,591
ON Semiconductor Corp.*	21,333	1,781,945
Wolfspeed, Inc.*	9,788	425,876
		3,967,945
Software — 14.1%
Aspen Technology, Inc.*	2,378	523,517
	Number of Shares	Value†

Software — (continued)
Asure Software, Inc.*	28,455	$ 270,892
AvidXchange Holdings, Inc.*	75,255	932,409
Blackbaud, Inc.*	21,934	1,901,678
Broadridge Financial Solutions, Inc.	8,176	1,682,212
Consensus Cloud Solutions, Inc.*	15,674	410,815
CoreCard Corp.*	6,214	85,940
Doximity, Inc., Class A*	13,370	374,895
Dynatrace, Inc.*	24,262	1,326,889
Enfusion, Inc., Class A*	51,230	496,931
Envestnet, Inc.*	8,258	408,936
Oddity Tech Ltd., Class A*	13,687	636,856
PagerDuty, Inc.*	40,042	926,972
PDF Solutions, Inc.*	14,391	462,527
SS&C Technologies Holdings, Inc.	35,565	2,173,377
The Descartes Systems Group, Inc.*	22,084	1,855,486
		14,470,332
Telecommunications — 2.0%
Nice Ltd., ADR*	10,189	2,032,807
Transportation — 1.7%
CryoPort, Inc.*	26,334	407,914
Saia, Inc.*	3,122	1,368,123
		1,776,037
TOTAL COMMON STOCKS (Cost $71,105,141)		101,270,741

REAL ESTATE INVESTMENT TRUSTS — 0.8%
Diversified — 0.8%
Lamar Advertising Co., Class A (Cost $445,384)	7,903	839,931

RIGHTS — 0.0%
OmniAb, Inc.*	3,339	16,088
OmniAb, Inc.*	3,339	14,728
TOTAL RIGHTS (Cost $8,727)		30,816

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $927,962)	927,962	927,962
TOTAL INVESTMENTS — 100.1% (Cost $72,487,214)		$ 103,069,450
Other Assets & Liabilities — (0.1)%		(138,367)
TOTAL NET ASSETS — 100.0%		$ 102,931,083

†	See Security Valuation Note.
*	Non-income producing security.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Growth Fund
A/S— Aktieselskab.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
PLC— Public Limited Company.
Country Weightings as of 12/31/2023††
United States	85%
Canada	4
United Kingdom	4
Israel	3
India	1
Ireland	1
Denmark	1
Other	1
Total	100%
††	% of total investments as of December 31, 2023.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Apparel	$ 535,220	$ 535,220	$ —	$—
Auto Parts & Equipment	112,298	112,298	—	—
Banks	1,381,853	1,381,853	—	—
Biotechnology	5,677,616	5,677,616	—	—
Building Materials	2,334,020	2,334,020	—	—
Chemicals	1,434,114	1,434,114	—	—
Commercial Services	11,748,162	11,748,162	—	—
Computers	2,752,330	2,752,330	—	—
Distribution & Wholesale	1,721,385	1,721,385	—	—
Diversified Financial Services	3,203,405	3,203,405	—	—
Electric	824,357	824,357	—	—
Electrical Components & Equipment	2,096,059	2,096,059	—	—
Electronics	5,100,445	5,100,445	—	—
Entertainment	472,266	472,266	—	—
Environmental Control	1,570,947	1,570,947	—	—
Food	906,912	906,912	—	—
Hand & Machine Tools	506,821	506,821	—	—
Healthcare Products	9,920,713	9,920,713	—	—
Healthcare Services	2,691,919	2,691,919	—	—
Home Builders	542,058	542,058	—	—
Home Furnishings	586,832	586,832	—	—
Insurance	946,483	946,483	—	—
Internet	1,028,276	1,028,276	—	—
Machinery — Diversified	6,394,302	6,394,302	—	—
Miscellaneous Manufacturing	2,312,024	2,312,024	—	—
Oil & Gas	1,517,261	1,517,261	—	—
Oil & Gas Services	646,447	646,447	—	—
Packaging and Containers	2,115,619	2,007,838	107,781	—
Pharmaceuticals	6,134,011	6,134,011	—	—
Retail	1,809,465	1,809,465	—	—
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Semiconductors	$ 3,967,945	$ 3,967,945	$ —	$—
Software	14,470,332	14,470,332	—	—
Telecommunications	2,032,807	2,032,807	—	—
Transportation	1,776,037	1,776,037	—	—
Total Common Stocks	101,270,741	101,162,960	107,781	—
Real Estate Investment Trusts	839,931	839,931	—	—
Rights	30,816	—	30,816	—
Short-Term Investments	927,962	927,962	—	—
Total Investments	$ 103,069,450	$ 102,930,853	$ 138,597	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — 88.9%
Aerospace & Defense — 1.7%
Ducommun, Inc.*	9,741	$ 507,116
Kratos Defense & Security Solutions, Inc.*	34,143	692,762
Moog, Inc., Class A	10,328	1,495,288
		2,695,166
Airlines — 0.3%
JetBlue Airways Corp.*	32,856	182,351
Spirit Airlines, Inc.	20,184	330,816
		513,167
Apparel — 0.5%
Crocs, Inc.*	3,420	319,462
Kontoor Brands, Inc.	7,900	493,118
		812,580
Auto Parts & Equipment — 1.3%
Adient PLC*	37,848	1,376,153
The Goodyear Tire & Rubber Co.*	45,316	648,925
		2,025,078
Banks — 16.4%
Alerus Financial Corp.	377	8,441
Amalgamated Financial Corp.	1,812	48,815
Ameris Bancorp	26,077	1,383,385
Associated Banc-Corp.	52,573	1,124,537
Atlantic Union Bankshares Corp.	30,789	1,125,030
Banner Corp.	19,197	1,028,191
Community Bank System, Inc.	20,333	1,059,553
ConnectOne Bancorp, Inc.	29,023	664,917
CVB Financial Corp.	43,208	872,370
Eastern Bankshares, Inc.	64,836	920,671
FB Financial Corp.	23,126	921,571
First Financial Bankshares, Inc.	24,268	735,320
First Merchants Corp.	26,488	982,175
German American Bancorp, Inc.	14,047	455,263
Glacier Bancorp, Inc.	22,076	912,180
Hancock Whitney Corp.	29,521	1,434,425
Heritage Financial Corp.	20,184	431,736
Home BancShares, Inc.	41,835	1,059,681
Independent Bank Corp.	9,786	644,017
Lakeland Financial Corp.	13,101	853,661
NBT Bancorp, Inc.	18,806	788,159
Origin Bancorp, Inc.	19,427	691,018
Pinnacle Financial Partners, Inc.	14,301	1,247,333
Renasant Corp.	22,814	768,376
SouthState Corp.	16,993	1,435,059
Stock Yards Bancorp, Inc.	13,290	684,302
Towne Bank	23,648	703,765
TriCo Bancshares	20,556	883,291
United Community Banks, Inc.	38,850	1,136,751
Walker & Dunlop, Inc.	8,418	934,482
		25,938,475
Beverages — 0.6%
Primo Water Corp.	62,378	938,789
	Number of Shares	Value†

Biotechnology — 2.0%
Biohaven Ltd.*	8,162	$ 349,334
Intellia Therapeutics, Inc.*	8,877	270,660
Myriad Genetics, Inc.*	31,591	604,652
NeoGenomics, Inc.*	74,922	1,212,238
Relay Therapeutics, Inc.*	14,452	159,116
Veracyte, Inc.*	22,479	618,397
		3,214,397
Building Materials — 4.1%
Hayward Holdings, Inc.*	75,955	1,032,988
Knife River Corp.*	12,917	854,847
SPX Technologies, Inc.*	19,448	1,964,443
Summit Materials, Inc., Class A*	18,614	715,894
UFP Industries, Inc.	14,907	1,871,574
		6,439,746
Chemicals — 2.8%
Ashland, Inc.	11,843	998,483
Avient Corp.	30,699	1,276,158
Element Solutions, Inc.	38,018	879,737
Minerals Technologies, Inc.	10,101	720,302
Rogers Corp.*	3,663	483,772
		4,358,452
Coal — 0.9%
Arch Resources, Inc.	4,866	807,464
Peabody Energy Corp.	26,289	639,349
		1,446,813
Commercial Services — 3.2%
Adtalem Global Education, Inc.*	18,884	1,113,212
Alight, Inc., Class A*	87,991	750,563
Herc Holdings, Inc.	7,968	1,186,355
ICF International, Inc.	5,011	671,925
LiveRamp Holdings, Inc.*	17,862	676,613
V2X, Inc.*	14,811	687,823
		5,086,491
Computers — 1.6%
ASGN, Inc.*	19,093	1,836,174
Tenable Holdings, Inc.*	14,984	690,163
		2,526,337
Diversified Financial Services — 2.3%
Encore Capital Group, Inc.*	1,298	65,873
Mr. Cooper Group, Inc.*	16,911	1,101,244
Perella Weinberg Partners	25,037	306,202
Piper Sandler Cos.	5,265	920,691
PJT Partners, Inc., Class A	5,065	515,972
Stifel Financial Corp.	10,300	712,245
		3,622,227
Electric — 1.9%
IDACORP, Inc.	7,525	739,858
MGE Energy, Inc.	12,363	893,968
Portland General Electric Co.	31,382	1,360,096
		2,993,922

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 3.2%
CTS Corp.	11,784	$ 515,432
ESCO Technologies, Inc.	12,270	1,435,958
Itron, Inc.*	12,397	936,098
Knowles Corp.*	61,168	1,095,519
Sanmina Corp.*	14,186	728,735
TTM Technologies, Inc.*	23,214	367,013
		5,078,755
Engineering & Construction — 2.2%
Arcosa, Inc.	20,091	1,660,320
Fluor Corp.*	14,133	553,590
Granite Construction, Inc.	24,447	1,243,374
		3,457,284
Entertainment — 1.4%
Everi Holdings, Inc.*	38,699	436,138
International Game Technology PLC	30,709	841,734
SeaWorld Entertainment, Inc.*	18,964	1,001,868
		2,279,740
Food — 1.3%
The Simply Good Foods Co.*	17,322	685,951
TreeHouse Foods, Inc.*	19,969	827,715
Utz Brands, Inc.	29,797	483,904
		1,997,570
Gas — 1.4%
Chesapeake Utilities Corp.	9,316	984,049
ONE Gas, Inc.	18,378	1,171,046
		2,155,095
Healthcare Products — 3.2%
Avanos Medical, Inc.*	25,896	580,847
CONMED Corp.	7,078	775,112
Enovis Corp.*	16,087	901,194
LivaNova PLC*	15,275	790,329
Neogen Corp.*	39,505	794,446
Nevro Corp.*	19,516	419,984
Pacific Biosciences of California, Inc.*	13,537	132,798
QuidelOrtho Corp.*	8,582	632,493
		5,027,203
Healthcare Services — 0.4%
Acadia Healthcare Co., Inc.*	8,262	642,453
Home Builders — 2.7%
Century Communities, Inc.	13,648	1,243,879
Installed Building Products, Inc.	4,205	768,758
Meritage Homes Corp.	13,328	2,321,737
		4,334,374
Household Products & Wares — 0.5%
Helen of Troy Ltd.*	7,087	856,180
Insurance — 4.0%
AMERISAFE, Inc.	6,702	313,520
CNO Financial Group, Inc.	28,071	783,181
Enstar Group Ltd.*	3,589	1,056,422
	Number of Shares	Value†

Insurance — (continued)
MGIC Investment Corp.	75,425	$ 1,454,948
NMI Holdings, Inc., Class A*	27,112	804,684
RLI Corp.	3,131	416,799
Selective Insurance Group, Inc.	9,853	980,176
Skyward Specialty Insurance Group, Inc.*	16,027	542,995
		6,352,725
Internet — 0.3%
Bumble, Inc., Class A*	15,779	232,583
Entravision Communications Corp., Class A	60,284	251,384
		483,967
Iron & Steel — 1.9%
ATI, Inc.*	14,965	680,458
Carpenter Technology Corp.	10,310	729,948
Commercial Metals Co.	24,939	1,247,948
Worthington Steel, Inc.*	13,039	366,396
		3,024,750
Leisure Time — 0.3%
Topgolf Callaway Brands Corp.*	32,594	467,398
Lodging — 1.1%
Boyd Gaming Corp.	17,402	1,089,539
Wyndham Hotels & Resorts, Inc.	8,742	702,944
		1,792,483
Machinery — Diversified — 2.6%
Chart Industries, Inc.*	4,522	616,484
Columbus McKinnon Corp.	13,599	530,633
Crane Co.	11,149	1,317,143
Gates Industrial Corp. PLC*	17,951	240,903
Zurn Elkay Water Solutions Corp.	49,291	1,449,648
		4,154,811
Media — 0.7%
Nexstar Media Group, Inc.	3,655	572,921
TEGNA, Inc.	30,121	460,852
		1,033,773
Metal Fabricate/Hardware — 0.5%
Standex International Corp.	5,367	850,025
Mining — 0.6%
Constellium S.E.*	49,368	985,385
Miscellaneous Manufacturing — 1.2%
Enpro, Inc.	8,016	1,256,428
Federal Signal Corp.	8,502	652,443
		1,908,871
Oil & Gas — 6.1%
Antero Resources Corp.*	8,575	194,481
Chord Energy Corp.	9,048	1,504,049
Civitas Resources, Inc.	14,304	978,107
Gulfport Energy Corp.*	2,516	335,131
Matador Resources Co.	11,210	637,401

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Value Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Murphy Oil Corp.	28,451	$ 1,213,720
Noble Corp. PLC	18,506	891,249
Patterson-UTI Energy, Inc.	65,154	703,663
PBF Energy, Inc., Class A	23,736	1,043,435
Permian Resources Corp.	78,278	1,064,581
SM Energy Co.	26,057	1,008,927
		9,574,744
Oil & Gas Services — 0.8%
Liberty Energy, Inc.	37,649	682,953
Tidewater, Inc.*	7,780	561,016
		1,243,969
Pharmaceuticals — 0.4%
Agios Pharmaceuticals, Inc.*	11,221	249,892
Alkermes PLC*	16,291	451,912
		701,804
Pipelines — 0.6%
Equitrans Midstream Corp.	37,573	382,493
Golar LNG Ltd.	23,094	530,931
		913,424
Private Equity — 0.2%
P10, Inc., Class A	24,340	248,755
Real Estate — 0.5%
Kennedy-Wilson Holdings, Inc.	60,140	744,533
Retail — 4.1%
Academy Sports & Outdoors, Inc.	10,108	667,128
Asbury Automotive Group, Inc.*	4,266	959,722
Beacon Roofing Supply, Inc.*	8,809	766,559
Boot Barn Holdings, Inc.*	5,271	404,602
FirstCash Holdings, Inc.	7,055	764,691
Foot Locker, Inc.	17,107	532,883
Group 1 Automotive, Inc.	3,440	1,048,306
Ollie's Bargain Outlet Holdings, Inc.*	4,992	378,843
Savers Value Village, Inc.*	18,417	320,087
Signet Jewelers Ltd.	5,260	564,188
		6,407,009
Savings & Loans — 1.4%
OceanFirst Financial Corp.	33,381	579,494
Pacific Premier Bancorp, Inc.	43,582	1,268,672
WaFd, Inc.	9,268	305,473
		2,153,639
Semiconductors — 3.2%
Amkor Technology, Inc.	34,083	1,133,941
Cohu, Inc.*	23,477	830,851
MACOM Technology Solutions Holdings, Inc.*	5,403	502,209
Onto Innovation, Inc.*	4,193	641,110
Semtech Corp.*	35,892	786,394
Synaptics, Inc.*	10,317	1,176,963
		5,071,468
	Number of Shares	Value†

Software — 1.0%
Health Catalyst, Inc.*	39,470	$ 365,492
Smartsheet, Inc., Class A*	14,394	688,321
Veradigm, Inc.*	45,034	472,407
		1,526,220
Telecommunications — 0.2%
Telephone and Data Systems, Inc.	14,330	262,956
Transportation — 1.3%
ArcBest Corp.	4,406	529,645
DHT Holdings, Inc.	57,327	562,378
Saia, Inc.*	820	359,340
Scorpio Tankers, Inc.	9,767	593,834
		2,045,197
TOTAL COMMON STOCKS (Cost $125,335,258)		140,388,200

REAL ESTATE INVESTMENT TRUSTS — 9.2%
Healthcare — 1.1%
Physicians Realty Trust	127,454	1,696,413
Hotels & Resorts — 2.8%
Apple Hospitality REIT, Inc.	51,814	860,630
Pebblebrook Hotel Trust	54,815	875,944
RLJ Lodging Trust	113,669	1,332,201
Ryman Hospitality Properties, Inc.	11,843	1,303,441
		4,372,216
Industrial — 1.9%
STAG lndustrial, Inc.	34,310	1,347,011
Terreno Realty Corp.	26,466	1,658,624
		3,005,635
Mortgage Banks — 1.3%
Ladder Capital Corp.	66,384	764,080
PennyMac Mortgage Investment Trust	51,350	767,682
TPG RE Finance Trust, Inc.	77,618	504,517
		2,036,279
Strip Centers — 2.1%
Acadia Realty Trust	91,889	1,561,194
SITE Centers Corp.	135,078	1,841,113
		3,402,307
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $15,448,273)		14,512,850

EXCHANGE TRADED FUNDS — 1.0%
Investment Companies — 1.0%
iShares Russell 2000 Value ETF (Cost $1,412,552)	10,514	1,633,139

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Value Fund
	Number ofShares	Value†
SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $693,327)	693,327	$ 693,327
TOTAL INVESTMENTS — 99.5% (Cost $142,889,410)		$ 157,227,516
Other Assets & Liabilities — 0.5%		711,908
TOTAL NET ASSETS — 100.0%		$ 157,939,424

†	See Security Valuation Note.
*	Non-income producing security.
ETF— Exchange-Traded Fund.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.E.— Societas Europaea.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$140,388,200	$140,388,200	$—	$—
Real Estate Investment Trusts	14,512,850	14,512,850	—	—
Exchange Traded Funds	1,633,139	1,633,139	—	—
Short-Term Investments	693,327	693,327	—	—
Total Investments	$ 157,227,516	$ 157,227,516	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — 93.3%
Advertising — 0.1%
Advantage Solutions, Inc.*	2,600	$ 9,412
Boston Omaha Corp., Class A*	700	11,011
Clear Channel Outdoor Holdings, Inc.*	12,200	22,204
Stagwell, Inc.*	2,700	17,901
		60,528
Aerospace & Defense — 0.9%
AAR Corp.*	1,169	72,946
AeroVironment, Inc.*	818	103,101
AerSale Corp.*	1,000	12,695
Archer Aviation, Inc., Class A*	5,000	30,700
Astronics Corp.*	795	13,849
Barnes Group, Inc.	1,665	54,329
Ducommun, Inc.*	400	20,824
Eve Holding, Inc.*	700	5,124
Joby Aviation, Inc.*	9,500	63,175
Kaman Corp.	948	22,705
Kratos Defense & Security Solutions, Inc.*	4,322	87,693
Leonardo DRS, Inc.*	2,200	44,088
Moog, Inc., Class A	891	128,999
National Presto Industries, Inc.	148	11,881
Rocket Lab USA, Inc.*	9,000	49,770
Triumph Group, Inc.*	2,200	36,476
		758,355
Agriculture — 0.4%
Alico, Inc.	200	5,816
Benson Hill, Inc.*	5,600	973
Dole PLC	2,300	28,267
Fresh Del Monte Produce, Inc.	1,116	29,295
Limoneira Co.	700	14,441
Tejon Ranch Co.*	825	14,190
The Andersons, Inc.	1,132	65,135
Turning Point Brands, Inc.	500	13,160
Universal Corp.	855	57,559
Vector Group Ltd.	4,857	54,787
Vital Farms, Inc.*	1,200	18,828
		302,451
Airlines — 0.3%
Allegiant Travel Co.	524	43,288
Frontier Group Holdings, Inc.*	1,200	6,552
Hawaiian Holdings, Inc.*	1,626	23,089
JetBlue Airways Corp.*	11,000	61,050
SkyWest, Inc.*	1,281	66,868
Spirit Airlines, Inc.	3,800	62,282
Sun Country Airlines Holdings, Inc.*	1,200	18,876
		282,005
Apparel — 0.5%
Fossil Group, Inc.*	1,700	2,482
Hanesbrands, Inc.*	11,700	52,182
Kontoor Brands, Inc.	1,900	118,598
Oxford Industries, Inc.	508	50,800
Rocky Brands, Inc.	200	6,036
Steven Madden Ltd.	2,473	103,866
	Number of Shares	Value†

Apparel — (continued)
Torrid Holdings, Inc.*	400	$ 2,308
Urban Outfitters, Inc.*	2,200	78,518
Weyco Group, Inc.	200	6,272
Wolverine World Wide, Inc.	2,782	24,732
		445,794
Auto Manufacturers — 0.1%
Blue Bird Corp.*	692	18,656
Fisker, Inc.*	6,400	11,200
Hyliion Holdings Corp.*	5,500	4,475
Nikola Corp.*	18,900	16,534
REV Group, Inc.	1,000	18,170
TuSimple Holdings, Inc., Class A*	4,600	4,038
Wabash National Corp.	1,600	40,992
Workhorse Group, Inc.*	5,500	1,980
		116,045
Auto Parts & Equipment — 1.2%
Adient PLC*	3,100	112,716
Aeva Technologies, Inc.*	3,400	2,576
American Axle & Manufacturing Holdings, Inc.*	4,016	35,381
Aurora Innovation, Inc.*	11,900	52,003
Commercial Vehicle Group, Inc.*	1,200	8,412
Cooper-Standard Holdings, Inc.*	700	13,678
Dana, Inc.	4,196	61,304
Dorman Products, Inc.*	906	75,569
Douglas Dynamics, Inc.	800	23,744
Fox Factory Holding Corp.*	1,429	96,429
Gentherm, Inc.*	1,068	55,921
Holley, Inc.*	1,700	8,279
indie Semiconductor, Inc., Class A*	4,400	35,684
Luminar Technologies, Inc.*	9,100	30,667
Methode Electronics, Inc.	1,260	28,640
Microvast Holdings, Inc.*	3,100	4,340
Miller Industries, Inc.	343	14,505
SES AI Corp.*	4,800	8,784
Solid Power, Inc.*	4,500	6,525
Standard Motor Products, Inc.	700	27,867
The Goodyear Tire & Rubber Co.*	9,395	134,536
The Shyft Group, Inc.	1,200	14,664
Titan International, Inc.*	1,800	26,784
Visteon Corp.*	914	114,159
XPEL, Inc.*	800	43,080
		1,036,247
Banks — 8.9%
1st Source Corp.	588	32,311
ACNB Corp.	300	13,428
Alerus Financial Corp.	600	13,434
Amalgamated Financial Corp.	600	16,164
Amerant Bancorp, Inc.	900	22,113
American National Bankshares, Inc.	400	19,500
Ameris Bancorp	2,212	117,347
Ames National Corp.	300	6,402
Arrow Financial Corp.	475	13,271

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Associated Banc-Corp.	5,200	$ 111,228
Atlantic Union Bankshares Corp.	2,407	87,952
BancFirst Corp.	720	70,078
Bank First Corp.	300	25,998
Bank of Hawaii Corp.	1,300	94,198
Bank of Marin Bancorp	480	10,570
Bank7 Corp.	200	5,470
BankUnited, Inc.	2,500	81,075
Bankwell Financial Group, Inc.	200	6,036
Banner Corp.	1,200	64,272
Bar Harbor Bankshares	597	17,528
BayCom Corp.	400	9,436
BCB Bancorp, Inc.	500	6,425
Blue Foundry Bancorp*	900	8,703
Blue Ridge Bankshares, Inc.	700	2,121
Bridgewater Bancshares Inc.*	700	9,464
Burke & Herbert Financial Services Corp.	200	12,580
Business First Bancshares, Inc.	800	19,720
Byline Bancorp, Inc.	900	21,204
C&F Financial Corp.	100	6,819
Cadence Bank	6,083	179,996
Cambridge Bancorp	200	13,880
Camden National Corp.	539	20,283
Capital Bancorp, Inc.	200	4,840
Capital City Bank Group, Inc.	469	13,803
Capstar Financial Holdings, Inc.	600	11,244
Carter Bankshares, Inc.*	800	11,976
Cathay General Bancorp	2,350	104,739
Central Pacific Financial Corp.	900	17,712
Central Valley Community Bancorp	400	8,940
Chemung Financial Corp.	100	4,980
ChoiceOne Financial Services, Inc.	300	8,790
Citizens & Northern Corp.	556	12,471
Citizens Financial Services, Inc.	100	6,472
City Holding Co.	500	55,130
Civista Bancshares, Inc.	600	11,064
CNB Financial Corp.	774	17,485
Coastal Financial Corp.*	400	17,764
Codorus Valley Bancorp, Inc.	400	10,280
Colony Bankcorp, Inc.	500	6,650
Community Bank System, Inc.	1,737	90,515
Community Trust Bancorp, Inc.	583	25,570
ConnectOne Bancorp, Inc.	1,360	31,158
CrossFirst Bankshares, Inc.*	1,500	20,370
Customers Bancorp, Inc.*	980	56,468
CVB Financial Corp.	4,592	92,712
Dime Community Bancshares, Inc.	1,109	29,865
Eagle Bancorp, Inc.	1,073	32,340
Eastern Bankshares, Inc.	5,200	73,840
Enterprise Bancorp, Inc.	313	10,097
Enterprise Financial Services Corp.	1,280	57,152
Equity Bancshares, Inc., Class A	500	16,950
Esquire Financial Holdings, Inc.	200	9,992
Evans Bancorp, Inc.	200	6,306
	Number of Shares	Value†

Banks — (continued)
Farmers & Merchants Bancorp, Inc.	400	$ 9,920
Farmers National Banc Corp.	1,100	15,895
FB Financial Corp.	1,086	43,277
Fidelity D&D Bancorp, Inc.	200	11,606
Financial Institutions, Inc.	440	9,372
First Bancorp	1,324	49,001
First Bancorp	5,900	97,055
First Bank	800	11,760
First Busey Corp.	1,713	42,517
First Business Financial Services, Inc.	300	12,030
First Commonwealth Financial Corp.	3,421	52,820
First Community Bankshares, Inc.	626	23,225
First Community Corp.	300	6,459
First Financial Bancorp	3,282	77,947
First Financial Bankshares, Inc.	4,404	133,441
First Financial Corp.	380	16,351
First Foundation, Inc.	1,800	17,424
First Interstate BancSystem, Inc., Class A	2,787	85,700
First Merchants Corp.	2,030	75,272
First Mid Bancshares, Inc.	700	24,262
Five Star Bancorp	500	13,090
Fulton Financial Corp.	5,403	88,933
FVCBankcorp, Inc.*	500	7,100
German American Bancorp, Inc.	838	27,160
Glacier Bancorp, Inc.	3,699	152,843
Great Southern Bancorp, Inc.	271	16,084
Guaranty Bancshares, Inc.	330	11,095
Hancock Whitney Corp.	2,878	139,842
Hanmi Financial Corp.	1,113	21,592
HarborOne Bancorp, Inc.	1,577	18,892
HBT Financial, Inc.	400	8,444
Heartland Financial USA, Inc.	1,417	53,293
Heritage Commerce Corp.	1,900	18,848
Heritage Financial Corp.	1,230	26,310
Hilltop Holdings, Inc.	1,542	54,294
Home BancShares, Inc.	6,435	162,999
HomeStreet, Inc.	600	6,180
Hope Bancorp, Inc.	4,067	49,129
Horizon Bancorp, Inc.	1,350	19,318
Independent Bank Corp.	1,460	96,083
Independent Bank Corp.	600	15,612
Independent Bank Group, Inc.	1,250	63,600
International Bancshares Corp.	1,825	99,134
John Marshall Bancorp, Inc.	400	9,024
Kearny Financial Corp.	1,645	14,756
Lakeland Bancorp, Inc.	2,111	31,222
Lakeland Financial Corp.	791	51,542
LCNB Corp.	400	6,308
Live Oak Bancshares, Inc.	1,100	50,050
Luther Burbank Corp.*	400	4,284
Macatawa Bank Corp.	800	9,024
MainStreet Bancshares, Inc.	300	7,443
Mercantile Bank Corp.	500	20,190
Merchants Bancorp	600	25,548

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Metrocity Bankshares, Inc.	600	$ 14,412
Metropolitan Bank Holding Corp.*	400	22,152
Mid Penn Bancorp, Inc.	400	9,712
Middlefield Banc Corp.	300	9,711
Midland States Bancorp, Inc.	700	19,292
MidWestOne Financial Group, Inc.	400	10,764
MVB Financial Corp.	400	9,024
National Bank Holdings Corp., Class A	1,300	48,347
National Bankshares, Inc.	200	6,470
NBT Bancorp, Inc.	1,469	61,566
NewtekOne, Inc.	900	12,420
Nicolet Bankshares, Inc.	400	32,192
Northeast Bank	200	11,038
Northeast Community Bancorp, Inc.	500	8,870
Northrim BanCorp, Inc.	200	11,442
Norwood Financial Corp.	300	9,873
Oak Valley Bancorp	300	8,985
OFG Bancorp	1,610	60,343
Old National Bancorp	9,857	166,485
Old Second Bancorp, Inc.	1,400	21,616
Orange County Bancorp, Inc.	200	12,048
Origin Bancorp, Inc.	1,000	35,570
Orrstown Financial Services, Inc.	400	11,800
Park National Corp.	486	64,570
Parke Bancorp, Inc.	300	6,075
Pathward Financial, Inc.	900	47,637
PCB Bancorp	400	7,372
Peapack-Gladstone Financial Corp.	636	18,966
Penns Woods Bancorp, Inc.	300	6,753
Peoples Bancorp, Inc.	1,091	36,832
Peoples Financial Services Corp.	200	9,740
Pioneer Bancorp, Inc.*	500	5,005
Plumas Bancorp	200	8,270
Ponce Financial Group, Inc.*	800	7,808
Preferred Bank	400	29,220
Premier Financial Corp.	1,131	27,257
Primis Financial Corp.	500	6,330
Princeton Bancorp, Inc.	200	7,180
QCR Holdings, Inc.	600	35,034
RBB Bancorp	400	7,616
Red River Bancshares, Inc.	200	11,222
Renasant Corp.	1,835	61,803
Republic Bancorp, Inc., Class A	287	15,831
S&T Bancorp, Inc.	1,181	39,469
Sandy Spring Bancorp, Inc.	1,450	39,498
Seacoast Banking Corp of Florida	2,796	79,574
ServisFirst Bancshares, Inc.	1,700	113,271
Shore Bancshares, Inc.	1,065	15,176
Sierra Bancorp	412	9,291
Simmons First National Corp., Class A	4,196	83,249
SmartFinancial, Inc.	600	14,694
South Plains Financial, Inc.	400	11,584
Southern First Bancshares, Inc.*	300	11,130
Southern States Bancshares, Inc.	300	8,784
Southside Bancshares, Inc.	971	30,412
	Number of Shares	Value†

Banks — (continued)
SouthState Corp.	2,527	$ 213,405
Stellar Bancorp, Inc.	1,692	47,105
Sterling Bancorp, Inc.*	600	3,462
Stock Yards Bancorp, Inc.	967	49,791
Summit Financial Group, Inc.	402	12,337
Texas Capital Bancshares, Inc.*	1,600	103,408
The Bancorp, Inc.*	1,812	69,871
The Bank of NT Butterfield & Son Ltd.	1,600	51,216
The First Bancorp, Inc.	234	6,603
The First Bancshares, Inc.	1,000	29,330
The First of Long Island Corp.	689	9,122
Third Coast Bancshares, Inc.*	500	9,935
Tompkins Financial Corp.	458	27,585
Towne Bank	2,277	67,763
TriCo Bancshares	1,098	47,181
Triumph Financial, Inc.*	700	56,126
TrustCo Bank Corp.	650	20,182
Trustmark Corp.	2,030	56,596
UMB Financial Corp.	1,481	123,738
United Bankshares, Inc.	4,360	163,718
United Community Banks, Inc.	3,871	113,265
Unity Bancorp, Inc.	200	5,918
Univest Financial Corp.	987	21,744
USCB Financial Holdings, Inc.*	400	4,900
Valley National Bancorp	14,483	157,285
Veritex Holdings, Inc.	1,853	43,119
Virginia National Bankshares Corp.	200	6,876
Walker & Dunlop, Inc.	1,040	115,450
Washington Trust Bancorp, Inc.	570	18,457
WesBanco, Inc.	2,030	63,681
West BanCorp, Inc.	478	10,134
Westamerica BanCorp	873	49,246
		7,500,615
Beverages — 0.4%
BRC, Inc., Class A*	800	2,904
Coca-Cola Consolidated, Inc.	157	145,759
MGP Ingredients, Inc.	500	49,260
National Beverage Corp.*	784	38,980
Primo Water Corp.	5,200	78,260
The Duckhorn Portfolio, Inc.*	1,600	15,760
The Vita Coco Co., Inc.*	900	23,085
Westrock Coffee Co.*	1,100	11,231
Zevia PBC, Class A*	1,100	2,211
		367,450
Biotechnology — 7.3%
2seventy bio, Inc.*	1,433	6,119
4D Molecular Therapeutics, Inc.*	1,200	24,312
89bio, Inc.*	2,200	24,574
Aadi Bioscience, Inc.*	500	1,011
ACADIA Pharmaceuticals, Inc.*	4,000	125,240
Acrivon Therapeutics, Inc.*	400	1,968
Actinium Pharmaceuticals, Inc.*	1,000	5,080
Adicet Bio, Inc.*	900	1,701
ADMA Biologics, Inc.*	7,400	33,448

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Aerovate Therapeutics, Inc.*	300	$ 6,789
Agenus, Inc.*	10,100	8,362
Akero Therapeutics, Inc.*	1,700	39,695
Aldeyra Therapeutics, Inc.*	1,800	6,318
Allakos, Inc.*	2,533	6,915
Allogene Therapeutics, Inc.*	2,800	8,988
Allovir, Inc.*	1,000	680
Alpine Immune Sciences, Inc.*	1,200	22,872
Altimmune, Inc.*	1,900	21,375
ALX Oncology Holdings, Inc.*	600	8,934
Amicus Therapeutics, Inc.*	9,400	133,386
AnaptysBio, Inc.*	500	10,710
Anavex Life Sciences Corp.*	2,500	23,275
ANI Pharmaceuticals, Inc.*	500	27,570
Annexon, Inc.*	1,800	8,172
Apogee Therapeutics, Inc.*	700	19,558
Arbutus Biopharma Corp.*	4,800	12,000
Arcellx, Inc.*	1,300	72,150
Arcturus Therapeutics Holdings, Inc.*	700	22,071
Arcus Biosciences, Inc.*	1,800	34,380
Arcutis Biotherapeutics, Inc.*	1,500	4,845
Ardelyx, Inc.*	7,700	47,740
Arrowhead Pharmaceuticals, Inc.*	3,400	104,040
ARS Pharmaceuticals, Inc.*	1,000	5,480
Astria Therapeutics, Inc.*	1,000	7,680
Atara Biotherapeutics, Inc.*	2,928	1,501
Atea Pharmaceuticals, Inc.*	2,800	8,540
Aura Biosciences, Inc.*	800	7,088
Aurinia Pharmaceuticals, Inc.*	4,500	40,455
Avid Bioservices, Inc.*	2,100	13,650
Avidity Biosciences, Inc.*	2,300	20,815
Axsome Therapeutics, Inc.*	1,200	95,508
Beam Therapeutics, Inc.*	2,400	65,328
BioAtla, Inc.*	1,800	4,428
BioCryst Pharmaceuticals, Inc.*	6,500	38,935
Biohaven Ltd.*	2,261	96,771
Biomea Fusion, Inc.*	700	10,164
Bluebird Bio, Inc.*	4,200	5,796
Blueprint Medicines Corp.*	2,000	184,480
Bridgebio Pharma, Inc.*	3,755	151,589
Cabaletta Bio, Inc.*	1,000	22,700
Cara Therapeutics, Inc.*	1,500	1,115
Caribou Biosciences, Inc.*	2,000	11,460
Carisma Therapeutics, Inc.	1,000	2,930
Cartesian Therapeutics, Inc.*	4,800	3,309
Cassava Sciences, Inc.*	1,400	31,514
Celcuity, Inc.*	700	10,199
Celldex Therapeutics, Inc.*	1,600	63,456
Century Therapeutics, Inc.*	800	2,656
Cerevel Therapeutics Holdings, Inc.*	2,200	93,280
Cogent Biosciences, Inc.*	2,900	17,052
Compass Therapeutics, Inc.*	3,500	5,460
Crinetics Pharmaceuticals, Inc.*	2,200	78,276
Cue Biopharma, Inc.*	1,400	3,696
Cullinan Oncology, Inc.*	600	6,114
	Number of Shares	Value†

Biotechnology — (continued)
Cymabay Therapeutics, Inc.*	3,700	$ 87,394
Cytek Biosciences, Inc.*	4,000	36,480
Cytokinetics, Inc.*	3,100	258,819
Day One Biopharmaceuticals, Inc.*	2,300	33,580
Deciphera Pharmaceuticals, Inc.*	1,700	27,421
Denali Therapeutics, Inc.*	3,900	83,694
Design Therapeutics, Inc.*	1,300	3,445
Disc Medicine, Inc.*	300	17,328
Dynavax Technologies Corp.*	4,420	61,792
Dyne Therapeutics, Inc.*	1,600	21,280
Edgewise Therapeutics, Inc.*	1,300	14,222
Editas Medicine, Inc.*	2,500	25,325
Emergent BioSolutions, Inc.*	1,758	4,219
Entrada Therapeutics, Inc.*	800	12,072
Erasca, Inc.*	2,400	5,112
Evolus, Inc.*	1,200	12,636
EyePoint Pharmaceuticals, Inc.*	900	20,799
Fate Therapeutics, Inc.*	2,900	10,846
FibroGen, Inc.*	3,200	2,836
Genelux Corp.*	600	8,406
Generation Bio Co.*	1,300	2,145
Geron Corp.*	16,340	34,477
Graphite Bio, Inc.*	1,300	3,406
Guardant Health, Inc.*	3,700	100,085
Halozyme Therapeutics, Inc.*	4,389	162,217
Harvard Bioscience, Inc.*	1,500	8,025
HilleVax, Inc.*	800	12,840
Humacyte, Inc.*	2,700	7,668
Icosavax, Inc.*	900	14,184
Ideaya Biosciences, Inc.*	1,900	67,602
IGM Biosciences, Inc.*	300	2,493
Ikena Oncology, Inc.*	900	1,773
ImmunityBio, Inc.*	3,200	16,064
ImmunoGen, Inc.*	7,963	236,103
Immunovant, Inc.*	1,700	71,621
Inhibrx, Inc.*	1,200	45,600
Innoviva, Inc.*	2,100	33,684
Inozyme Pharma, Inc.*	1,300	5,538
Insmed, Inc.*	4,400	136,356
Intellia Therapeutics, Inc.*	2,948	89,885
Intra-Cellular Therapies, Inc.*	3,100	222,022
Iovance Biotherapeutics, Inc.*	7,400	60,162
iTeos Therapeutics, Inc.*	700	7,665
Janux Therapeutics, Inc.*	700	7,511
Karyopharm Therapeutics, Inc.*	2,500	2,162
Keros Therapeutics, Inc.*	700	27,832
Kezar Life Sciences, Inc.*	1,800	1,705
Kiniksa Pharmaceuticals Ltd., Class A*	1,000	17,540
Kodiak Sciences, Inc.*	1,100	3,344
Krystal Biotech, Inc.*	745	92,425
Kymera Therapeutics, Inc.*	1,200	30,552
Larimar Therapeutics, Inc.*	1,100	5,005
Lexicon Pharmaceuticals, Inc.*	2,560	3,917
Ligand Pharmaceuticals, Inc.*	599	42,781
Lineage Cell Therapeutics, Inc.*	5,100	5,559

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Biotechnology — (continued)
Liquidia Corp.*	1,600	$ 19,248
MacroGenics, Inc.*	1,900	18,278
MeiraGTx Holdings PLC*	1,100	7,722
Merrimack Pharmaceuticals, Inc.*	400	5,364
Mersana Therapeutics, Inc.*	3,400	7,888
Mineralys Therapeutics, Inc.*	400	3,440
Monte Rosa Therapeutics, Inc.*	1,100	6,215
Mural Oncology PLC*	560	3,315
Myriad Genetics, Inc.*	2,700	51,678
NeoGenomics, Inc.*	4,400	71,192
NGM Biopharmaceuticals, Inc.*	1,200	1,031
Nkarta, Inc.*	1,200	7,920
Novavax, Inc.*	3,200	15,360
Nurix Therapeutics, Inc.*	1,600	16,512
Nuvalent, Inc., Class A*	800	58,872
Nuvation Bio, Inc.*	3,800	5,738
Olema Pharmaceuticals, Inc.*	1,000	14,030
Omega Therapeutics, Inc.*	1,000	3,010
Omeros Corp.*	2,300	7,521
Organogenesis Holdings, Inc.*	2,500	10,225
Ovid therapeutics, Inc.*	2,300	7,406
PDS Biotechnology Corp.*	1,100	5,467
PepGen, Inc.*	600	4,080
Phathom Pharmaceuticals, Inc.*	700	6,391
Pliant Therapeutics, Inc.*	2,000	36,220
Poseida Therapeutics, Inc.*	2,800	9,408
Precigen, Inc.*	3,300	4,422
Prime Medicine, Inc.*	1,500	13,290
ProKidney Corp.*	1,500	2,670
Protalix BioTherapeutics, Inc.*	2,300	4,094
Prothena Corp. PLC*	1,400	50,876
PTC Therapeutics, Inc.*	2,400	66,144
Rallybio Corp.*	1,400	3,346
RAPT Therapeutics, Inc.*	1,000	24,850
RayzeBio, Inc.*	600	37,302
Recursion Pharmaceuticals, Inc., Class A*	4,700	46,342
REGENXBIO, Inc.*	1,400	25,130
Relay Therapeutics, Inc.*	3,000	33,030
Replimune Group, Inc.*	1,300	10,959
REVOLUTION Medicines, Inc.*	4,701	134,825
Rigel Pharmaceuticals, Inc.*	6,290	9,120
Rocket Pharmaceuticals, Inc.*	1,900	56,943
Sage Therapeutics, Inc.*	1,800	39,006
Sana Biotechnology, Inc.*	2,800	11,424
Sangamo Therapeutics, Inc.*	4,103	2,229
Savara, Inc.*	3,000	14,100
Scholar Rock Holding Corp.*	1,800	33,840
Scilex Holding Co.*	1,931	3,939
Seer, Inc.*	2,000	3,880
SpringWorks Therapeutics, Inc.*	2,200	80,300
Stoke Therapeutics, Inc.*	700	3,682
Sutro Biopharma, Inc.*	2,134	9,155
Syndax Pharmaceuticals, Inc.*	2,200	47,542
Tango Therapeutics, Inc.*	1,500	14,850
	Number of Shares	Value†

Biotechnology — (continued)
Tarsus Pharmaceuticals, Inc.*	700	$ 14,175
Tela Bio, Inc.*	600	3,972
Tenaya Therapeutics, Inc.*	1,900	6,156
Terns Pharmaceuticals, Inc.*	1,600	10,384
TG Therapeutics, Inc.*	4,700	80,276
Theravance Biopharma, Inc.*	1,600	17,984
Theseus Pharmaceuticals, Inc.*	500	2,025
Third Harmonic Bio, Inc.*	900	9,873
Travere Therapeutics, Inc.*	2,300	20,677
Twist Bioscience Corp.*	1,888	69,592
Tyra Biosciences, Inc.*	500	6,925
UroGen Pharma Ltd.*	600	9,000
Vaxxinity, Inc., Class A*	1,900	1,615
Ventyx Biosciences, Inc.*	1,500	3,705
Vera Therapeutics, Inc.*	1,200	18,456
Veracyte, Inc.*	2,500	68,775
Vericel Corp.*	1,600	56,976
Verve Therapeutics, Inc.*	1,600	22,304
Vigil Neuroscience, Inc.*	700	2,366
Viking Therapeutics, Inc.*	3,100	57,691
Vir Biotechnology, Inc.*	3,000	30,180
Viridian Therapeutics, Inc.*	1,400	30,492
Vor BioPharma, Inc.*	1,500	3,375
WaVe Life Sciences Ltd.*	2,300	11,615
X4 Pharmaceuticals, Inc.*	4,800	4,025
Xencor, Inc.*	1,900	40,337
XOMA Corp.*	300	5,550
Zentalis Pharmaceuticals, Inc.*	2,100	31,815
Zevra Therapeutics, Inc.*	1,400	9,170
Zura Bio Ltd.*	300	1,401
Zymeworks, Inc.*	2,000	20,780
		6,177,845
Building Materials — 2.3%
AAON, Inc.	2,277	168,202
American Woodmark Corp.*	569	52,832
Apogee Enterprises, Inc.	743	39,684
Aspen Aerogels, Inc.*	1,600	25,248
Boise Cascade Co.	1,300	168,168
Gibraltar Industries, Inc.*	1,001	79,059
Griffon Corp.	1,356	82,648
JELD-WEN Holding, Inc.*	2,700	50,976
Knife River Corp.*	1,900	125,742
LSI Industries, Inc.	1,000	14,080
Masonite International Corp.*	700	59,262
Masterbrand, Inc.*	4,300	63,855
Modine Manufacturing Co.*	1,677	100,117
PGT Innovations, Inc.*	1,800	73,260
Simpson Manufacturing Co., Inc.	1,440	285,091
SmartRent, Inc.*	6,700	21,373
SPX Technologies, Inc.*	1,500	151,515
Summit Materials, Inc., Class A*	3,974	152,840
UFP Industries, Inc.	1,949	244,697
		1,958,649

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — 1.9%
AdvanSix, Inc.	900	$ 26,964
American Vanguard Corp.	778	8,535
Avient Corp.	3,055	126,996
Balchem Corp.	1,071	159,311
Cabot Corp.	1,800	150,300
Codexis, Inc.*	2,000	6,100
Danimer Scientific, Inc.*	3,200	3,264
Ecovyst, Inc.*	3,000	29,310
H.B. Fuller Co.	1,780	144,910
Hawkins, Inc.	598	42,111
Ingevity Corp.*	1,200	56,664
Innospec, Inc.	800	98,592
Intrepid Potash, Inc.*	370	8,839
Koppers Holdings, Inc.	620	31,757
Kronos Worldwide, Inc.	900	8,946
Lightwave Logic, Inc.*	3,700	18,426
Livent Corp.*	6,000	107,880
Mativ Holdings, Inc.	1,955	29,931
Minerals Technologies, Inc.	1,128	80,438
Oil-Dri Corp of America	200	13,416
Origin Materials, Inc.*	3,500	2,927
Orion S.A.	1,900	52,687
Perimeter Solutions S.A.*	5,700	26,220
Quaker Chemical Corp.	472	100,734
Rayonier Advanced Materials, Inc.*	1,900	7,695
Rogers Corp.*	577	76,204
Sensient Technologies Corp.	1,358	89,628
Stepan Co.	735	69,494
Trinseo PLC	1,200	10,044
Tronox Holdings PLC	4,000	56,640
Valhi, Inc.	100	1,519
		1,646,482
Coal — 0.7%
Alpha Metallurgical Resources, Inc.	382	129,468
Arch Resources, Inc.	610	101,223
CONSOL Energy, Inc.	1,009	101,435
Hallador Energy Co.*	900	7,956
NACCO Industries, Inc., Class A	100	3,650
Peabody Energy Corp.	3,800	92,416
Ramaco Resources, Inc., Class A	700	12,026
Ramaco Resources, Inc., Class B	140	1,863
SunCoke Energy, Inc.	2,641	28,364
Warrior Met Coal, Inc.	1,700	103,649
		582,050
Commercial Services — 5.6%
2U, Inc.*	2,900	3,567
ABM Industries, Inc.	2,239	100,374
Acacia Research Corp.*	1,500	5,880
Adtalem Global Education, Inc.*	1,300	76,635
AirSculpt Technologies, Inc.*	300	2,247
Alarm.com Holdings, Inc.*	1,600	103,392
Alight, Inc., Class A*	13,300	113,449
Alta Equipment Group, Inc.	700	8,659
AMN Healthcare Services, Inc.*	1,309	98,018
	Number of Shares	Value†

Commercial Services — (continued)
API Group Corp.*	7,000	$242,200
Arlo Technologies, Inc.*	3,033	28,874
Bakkt Holdings, Inc.*	1,900	4,237
Barrett Business Services, Inc.	242	28,024
BrightView Holdings, Inc.*	1,415	11,914
Cadiz, Inc.*	1,600	4,480
Carriage Services, Inc.	500	12,505
Cass Information Systems, Inc.	498	22,435
CBIZ, Inc.*	1,640	102,648
Chegg, Inc.*	3,800	43,168
Cimpress PLC*	619	49,551
Cipher Mining, Inc.*	2,100	8,673
Cleanspark, Inc.*	4,300	47,429
CompoSecure, Inc.*	700	3,780
CoreCivic, Inc.*	3,800	55,214
CorVel Corp.*	299	73,916
Coursera, Inc.*	4,300	83,291
CPI Card Group, Inc.*	200	3,838
CRA International, Inc.	174	17,200
Cross Country Healthcare, Inc.*	1,084	24,542
Custom Truck One Source, Inc.*	2,100	12,978
Deluxe Corp.	1,507	32,325
Distribution Solutions Group, Inc.*	242	7,638
Ennis, Inc.	858	18,799
European Wax Center, Inc., Class A*	1,000	13,590
EVERTEC, Inc.	2,239	91,665
First Advantage Corp.	1,700	28,169
FiscalNote Holdings, Inc.*	2,500	2,850
Flywire Corp.*	3,200	74,080
Forrester Research, Inc.*	375	10,054
Franklin Covey Co.*	397	17,281
Graham Holdings Co., Class B	120	83,582
Green Dot Corp., Class A*	1,440	14,256
Healthcare Services Group, Inc.*	2,580	26,755
Heidrick & Struggles International, Inc.	569	16,803
Herc Holdings, Inc.	946	140,850
HireQuest, Inc.	200	3,070
Huron Consulting Group, Inc.*	628	64,558
I3 Verticals, Inc., Class A*	800	16,936
ICF International, Inc.	648	86,890
Information Services Group, Inc.	1,200	5,652
Insperity, Inc.	1,165	136,561
John Wiley & Sons, Inc., Class A	1,200	38,088
Kelly Services, Inc., Class A	1,114	24,085
Kforce, Inc.	686	46,346
Korn Ferry	1,790	106,237
Laureate Education, Inc., Class A	4,600	63,066
Legalzoom.com, Inc.*	3,700	41,810
Lincoln Educational Services Corp.*	1,000	10,040
LiveRamp Holdings, Inc.*	2,167	82,086
Marathon Digital Holdings, Inc.*	7,100	166,779
MarketWise, Inc.	1,500	4,095
Marqeta, Inc., Class A*	16,400	114,472
Matthews International Corp., Class A	1,005	36,833
Medifast, Inc.	376	25,275

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Monro, Inc.	1,037	$ 30,426
Multiplan Corp.*	12,800	18,432
National Research Corp.	487	19,266
Payoneer Global, Inc.*	8,600	44,806
Paysafe Ltd.*	917	11,728
Perdoceo Education Corp.	2,300	40,388
Performant Financial Corp.*	2,600	8,125
Priority Technology Holdings, Inc.*	600	2,136
PROG Holdings, Inc.*	1,567	48,436
Progyny, Inc.*	2,600	96,668
Quad/Graphics, Inc.*	1,100	5,962
Remitly Global, Inc.*	4,400	85,448
Rent the Runway, Inc., Class A*	2,000	1,055
Repay Holdings Corp.*	2,500	21,350
Resources Connection, Inc.	1,222	17,316
Riot Platforms, Inc.*	6,000	92,820
Sabre Corp.*	11,400	50,160
SoundThinking, Inc.*	300	7,662
SP Plus Corp.*	693	35,516
Sterling Check Corp.*	900	12,528
StoneCo Ltd., Class A*	9,700	174,891
Strategic Education, Inc.	751	69,370
Stride, Inc.*	1,452	86,205
Target Hospitality Corp.*	1,100	10,703
Terawulf, Inc.*	6,000	14,400
Textainer Group Holdings Ltd.	1,412	69,470
The Aaron's Co., Inc.	1,100	11,968
The Brink's Co.	1,510	132,804
The GEO Group, Inc.*	4,252	46,049
The Hackett Group, Inc.	816	18,580
Transcat, Inc.*	200	21,866
TriNet Group, Inc.*	1,061	126,185
TrueBlue, Inc.*	1,076	16,506
Udemy, Inc.*	3,100	45,663
Universal Technical Institute, Inc.*	1,100	13,772
Upbound Group, Inc.	1,753	59,549
V2X, Inc.*	400	18,576
Viad Corp.*	671	24,290
Willdan Group, Inc.*	300	6,450
WW International, Inc.*	1,700	14,875
ZipRecruiter, Inc., Class A*	2,300	31,970
		4,709,064
Computers — 2.6%
3D Systems Corp.*	4,000	25,400
ASGN, Inc.*	1,548	148,871
Cantaloupe, Inc.*	2,000	14,820
Conduent, Inc.*	5,800	21,170
Corsair Gaming, Inc.*	1,400	19,740
Cricut, Inc., Class A	1,700	11,203
Desktop Metal, Inc., Class A*	9,584	7,197
ExlService Holdings, Inc.*	5,416	167,083
Grid Dynamics Holdings, Inc.*	1,700	22,661
Insight Enterprises, Inc.*	946	167,622
Integral Ad Science Holding Corp.*	1,800	25,902
	Number of Shares	Value†

Computers — (continued)
Maximus, Inc.	2,038	$ 170,907
Mitek Systems, Inc.*	1,500	19,560
NetScout Systems, Inc.*	2,365	51,912
NextNav, Inc.*	1,600	7,120
OneSpan, Inc.*	405	4,342
PAR Technology Corp.*	900	39,186
Parsons Corp.*	1,400	87,794
PlayAGS, Inc.*	1,500	12,645
Qualys, Inc.*	1,247	244,761
Rapid7, Inc.*	2,000	114,200
Rimini Street, Inc.*	1,800	5,886
Super Micro Computer, Inc.*	1,557	442,593
System1, Inc.*	1,100	2,442
Tenable Holdings, Inc.*	3,800	175,028
Thoughtworks Holding, Inc.*	3,400	16,354
Tingo Group, Inc.*	5,000	1,725
TTEC Holdings, Inc.	607	13,154
Unisys Corp.*	2,324	13,061
Varonis Systems, Inc.*	3,634	164,547
Velo3D, Inc.*	1,800	716
Vuzix Corp.*	2,000	4,170
		2,223,772
Cosmetics & Personal Care — 0.5%
Edgewell Personal Care Co.	1,600	58,608
elf Beauty, Inc.*	1,800	259,812
Inter Parfums, Inc.	624	89,862
The Beauty Health Co.*	2,900	9,019
Waldencast PLC, Class A*	1,500	16,410
		433,711
Distribution & Wholesale — 0.6%
A-Mark Precious Metals, Inc.	600	18,150
EVI Industries, Inc.	200	4,746
G-III Apparel Group Ltd.*	1,308	44,446
Global Industrial Co.	462	17,944
H&E Equipment Services, Inc.	1,059	55,407
Hudson Technologies, Inc.*	1,400	18,886
MRC Global, Inc.*	2,900	31,929
OPENLANE, Inc.*	3,600	53,316
Resideo Technologies, Inc.*	5,000	94,100
Rush Enterprises, Inc., Class A	2,103	105,781
Rush Enterprises, Inc., Class B	225	11,921
ScanSource, Inc.*	881	34,896
ThredUp, Inc., Class A*	1,900	4,275
Titan Machinery, Inc.*	723	20,880
VSE Corp.	408	26,361
		543,038
Diversified Financial Services — 2.7%
AlTi Global, Inc.*	900	7,884
Artisan Partners Asset Management, Inc., Class A	2,100	92,778
AssetMark Financial Holdings, Inc.*	800	23,960
Atlanticus Holdings Corp.*	200	7,734
B Riley Financial, Inc.	600	12,594

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — (continued)
BGC Group, Inc., Class A	11,800	$ 85,196
Bit Digital, Inc.*	2,800	11,844
Bread Financial Holdings, Inc.	1,700	55,998
Brightsphere Investment Group, Inc.	1,126	21,574
Brookfield Business Corp., Class A	800	18,624
Calamos Asset Management, Inc., Class A(1),*	469	0
Cohen & Steers, Inc.	817	61,871
Columbia Financial, Inc.*	1,100	21,208
Consumer Portfolio Services, Inc.*	500	4,685
Diamond Hill Investment Group, Inc.	107	17,718
Enact Holdings, Inc.	1,000	28,890
Encore Capital Group, Inc.*	797	40,448
Enova International, Inc.*	1,013	56,080
Federal Agricultural Mortgage Corp., Class C	300	57,366
Finance Of America Cos., Inc., Class A*	1,300	1,430
First Western Financial, Inc.*	300	5,949
Forge Global Holdings, Inc.*	4,300	14,749
FTAI Aviation Ltd.	3,300	153,120
GCM Grosvenor, Inc., Class A	1,200	10,752
Hamilton Lane, Inc., Class A	1,200	136,128
International Money Express, Inc.*	1,200	26,508
LendingClub Corp.*	3,560	31,114
LendingTree, Inc.*	377	11,431
Moelis & Co., Class A	2,200	123,486
Mr. Cooper Group, Inc.*	2,192	142,743
Navient Corp.	2,800	52,136
Nelnet, Inc., Class A	399	35,200
NerdWallet, Inc., Class A*	900	13,248
Ocwen Financial Corp.*	200	6,152
Pagseguro Digital Ltd., Class A*	6,600	82,302
Paysign, Inc.*	1,500	4,200
PennyMac Financial Services, Inc.	800	70,696
Perella Weinberg Partners	1,500	18,345
Piper Sandler Cos.	563	98,452
PJT Partners, Inc., Class A	800	81,496
PRA Group, Inc.*	1,348	35,317
Radian Group, Inc.	5,303	151,401
Regional Management Corp.	300	7,524
Security National Financial Corp., Class A*	525	4,725
Silvercrest Asset Management Group, Inc., Class A	300	5,100
StepStone Group, Inc., Class A	1,800	57,294
StoneX Group, Inc.*	889	65,635
Upstart Holdings, Inc.*	2,400	98,064
Velocity Financial, Inc.*	400	6,888
Victory Capital Holdings, Inc., Class A	800	27,552
Virtus Investment Partners, Inc.	236	57,055
WisdomTree, Inc.	4,900	33,957
World Acceptance Corp.*	149	19,449
		2,316,050
	Number of Shares	Value†

Electric — 1.3%
ALLETE, Inc.	1,951	$ 119,323
Altus Power, Inc.*	2,000	13,660
Ameresco, Inc., Class A*	1,100	34,837
Avista Corp.	2,439	87,170
Black Hills Corp.	2,248	121,280
FTC Solar, Inc.*	1,600	1,109
Genie Energy Ltd., Class B	600	16,878
MGE Energy, Inc.	1,242	89,809
Northwestern Energy Group, Inc.	2,080	105,851
Ormat Technologies, Inc.	1,800	136,422
Otter Tail Corp.	1,392	118,278
PNM Resources, Inc.	2,910	121,056
Portland General Electric Co.	3,256	141,115
Unitil Corp.	563	29,597
		1,136,385
Electrical Components & Equipment — 0.8%
Belden, Inc.	1,455	112,399
Blink Charging Co.*	1,800	6,102
Encore Wire Corp.	497	106,159
Energizer Holdings, Inc.	2,400	76,032
EnerSys	1,323	133,570
ESS Tech, Inc.*	2,600	2,964
Insteel Industries, Inc.	691	26,458
nLight, Inc.*	1,700	22,950
Novanta, Inc.*	1,200	202,092
Powell Industries, Inc.	329	29,084
		717,810
Electronics — 2.0%
Advanced Energy Industries, Inc.	1,193	129,942
Akoustis Technologies, Inc.*	2,000	1,668
Allient, Inc.	500	15,105
Atkore, Inc.*	1,200	192,000
Atmus Filtration Technologies, Inc.*	600	14,094
Badger Meter, Inc.	986	152,209
Bel Fuse, Inc., Class B	400	26,708
Benchmark Electronics, Inc.	1,113	30,763
Charge Enterprises, Inc.*	3,500	399
Comtech Telecommunications Corp.	952	8,025
CTS Corp.	1,063	46,496
Enovix Corp.*	4,600	57,592
ESCO Technologies, Inc.	883	103,338
Evolv Technologies Holdings, Inc.*	4,100	19,352
FARO Technologies, Inc.*	620	13,969
GoPro, Inc., Class A*	4,300	14,921
Itron, Inc.*	1,500	113,265
Kimball Electronics, Inc.*	733	19,754
Knowles Corp.*	3,152	56,452
Mesa Laboratories, Inc.	186	19,487
MicroVision, Inc.*	6,300	16,758
Mirion Technologies, Inc.*	6,500	66,625
Napco Security Technologies, Inc.	1,000	34,250
NEXTracker, Inc., Class A*	1,700	79,645
NVE Corp.	200	15,686
OSI Systems, Inc.*	557	71,881

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Plexus Corp.*	903	$ 97,641
Sanmina Corp.*	1,926	98,939
SKYX Platforms Corp.*	2,300	3,680
Stoneridge, Inc.*	873	17,085
TTM Technologies, Inc.*	3,429	54,212
Turtle Beach Corp.*	500	5,475
Vicor Corp.*	722	32,447
Vishay Intertechnology, Inc.	4,300	103,071
		1,732,934
Energy-Alternate Sources — 0.5%
Array Technologies, Inc.*	5,100	85,680
Energy Vault Holdings, Inc.*	2,500	5,825
Enviva, Inc.	1,200	1,195
Eos Energy Enterprises, Inc.*	4,000	4,360
Fluence Energy, Inc.*	1,900	45,315
FuelCell Energy, Inc.*	14,600	23,360
FutureFuel Corp.	800	4,864
Gevo, Inc.*	6,400	7,424
Green Plains, Inc.*	1,967	49,608
Maxeon Solar Technologies Ltd.*	900	6,453
Montauk Renewables, Inc.*	2,100	18,711
REX American Resources Corp.*	576	27,245
Shoals Technologies Group, Inc., Class A*	5,700	88,578
Stem, Inc.*	5,000	19,400
Sunnova Energy International, Inc.*	3,500	53,375
SunPower Corp.*	2,800	13,524
TPI Composites, Inc.*	1,400	5,796
		460,713
Engineering & Construction — 1.7%
908 Devices, Inc.*	800	8,976
Arcosa, Inc.	1,600	132,224
Bowman Consulting Group Ltd.*	400	14,208
Comfort Systems USA, Inc.	1,188	244,336
Concrete Pumping Holdings, Inc.*	1,100	9,020
Construction Partners, Inc., Class A*	1,400	60,928
Dycom Industries, Inc.*	953	109,681
Exponent, Inc.	1,680	147,907
Fluor Corp.*	4,800	188,016
Frontdoor, Inc.*	2,700	95,094
Granite Construction, Inc.	1,433	72,882
Great Lakes Dredge & Dock Corp.*	2,351	18,056
IES Holdings, Inc.*	300	23,766
Iteris, Inc.*	1,700	8,840
Latham Group, Inc.*	1,500	3,945
Limbach Holdings, Inc.*	200	9,094
Mistras Group, Inc.*	800	5,856
MYR Group, Inc.*	483	69,856
NV5 Global, Inc.*	454	50,448
Primoris Services Corp.	1,790	59,446
Sterling Infrastructure, Inc.*	1,000	87,930
Tutor Perini Corp.*	1,397	12,713
		1,433,222
	Number of Shares	Value†

Entertainment — 1.2%
Accel Entertainment, Inc.*	2,000	$ 20,540
Atlanta Braves Holdings, Inc., Class A*	300	12,834
Atlanta Braves Holdings, Inc., Class C*	1,500	59,370
Bally's Corp.*	950	13,243
Cinemark Holdings, Inc.*	3,800	53,542
Everi Holdings, Inc.*	2,700	30,429
Golden Entertainment, Inc.	700	27,951
IMAX Corp.*	1,500	22,530
International Game Technology PLC	3,600	98,676
Light & Wonder, Inc.*	3,000	246,330
Lions Gate Entertainment Corp., Class A*	1,900	20,710
Lions Gate Entertainment Corp., Class B*	3,600	36,684
Loop Media, Inc.*	1,600	1,600
Madison Square Garden Entertainment Corp.*	1,237	39,324
Monarch Casino & Resort, Inc.	485	33,538
RCI Hospitality Holdings, Inc.	300	19,878
Red Rock Resorts, Inc., Class A	1,600	85,328
Reservoir Media, Inc.*	700	4,991
Rush Street Interactive, Inc.*	1,800	8,082
SeaWorld Entertainment, Inc.*	1,200	63,396
Six Flags Entertainment Corp.*	2,400	60,192
Super Group SGHC Ltd.*	5,000	15,850
		975,018
Environmental Control — 0.4%
374Water, Inc.*	2,400	3,408
Casella Waste Systems, Inc., Class A*	1,900	162,374
CECO Environmental Corp.*	1,100	22,308
Energy Recovery, Inc.*	1,800	33,912
Enviri Corp.*	2,500	22,500
LanzaTech Global, Inc.*	900	4,527
Li-Cycle Holdings Corp.*	5,200	3,041
Montrose Environmental Group, Inc.*	1,000	32,130
Pure Cycle Corp.*	800	8,376
PureCycle Technologies, Inc.*	3,700	14,985
		307,561
Food — 1.3%
B&G Foods, Inc.	2,472	25,956
Beyond Meat, Inc.*	1,800	16,020
Calavo Growers, Inc.	551	16,205
Cal-Maine Foods, Inc.	1,346	77,247
HF Foods Group, Inc.*	1,300	6,942
Ingles Markets, Inc., Class A	504	43,530
J & J Snack Foods Corp.	502	83,904
John B Sanfilippo & Son, Inc.	300	30,912
Krispy Kreme, Inc.	2,900	43,761
Lancaster Colony Corp.	647	107,654
Mission Produce, Inc.*	1,400	14,126
Nathan's Famous, Inc.	100	7,801
Natural Grocers by Vitamin Cottage, Inc.	400	6,400
Seneca Foods Corp., Class A*	211	11,065

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Food — (continued)
SpartanNash Co.	1,130	$ 25,934
Sprouts Farmers Market, Inc.*	3,400	163,574
SunOpta, Inc.*	3,200	17,504
The Chefs' Warehouse, Inc.*	1,150	33,845
The Hain Celestial Group, Inc.*	3,200	35,040
The Simply Good Foods Co.*	3,000	118,800
TreeHouse Foods, Inc.*	1,800	74,610
United Natural Foods, Inc.*	2,000	32,460
Utz Brands, Inc.	2,300	37,352
Village Super Market, Inc., Class A	268	7,030
Weis Markets, Inc.	566	36,201
		1,073,873
Food Service — 0.0%
Sovos Brands, Inc.*	1,700	37,451
Forest Products & Paper — 0.1%
Glatfelter Corp.*	1,359	2,636
Sylvamo Corp.	1,200	58,932
		61,568
Gas — 0.9%
Brookfield Infrastructure Corp., Class A	4,087	144,190
Chesapeake Utilities Corp.	718	75,842
New Jersey Resources Corp.	3,264	145,509
Northwest Natural Holding Co.	1,250	48,675
ONE Gas, Inc.	1,800	114,696
RGC Resources, Inc.	300	6,102
Southwest Gas Holdings, Inc.	2,068	131,008
Spire, Inc.	1,756	109,469
		775,491
Hand & Machine Tools — 0.4%
Cadre Holdings, Inc.	700	23,023
Enerpac Tool Group Corp.	1,906	59,258
Franklin Electric Co., Inc.	1,570	151,740
Kennametal, Inc.	2,700	69,633
Luxfer Holdings PLC	1,000	8,940
		312,594
Healthcare Products — 3.2%
Accuray, Inc.*	3,500	9,905
Adaptive Biotechnologies Corp.*	4,200	20,580
Akoya Biosciences, Inc.*	700	3,416
Alphatec Holdings, Inc.*	2,700	40,797
AngioDynamics, Inc.*	1,158	9,079
Artivion, Inc.*	1,399	25,014
AtriCure, Inc.*	1,600	57,104
Atrion Corp.	48	18,182
Avanos Medical, Inc.*	1,500	33,645
Avita Medical, Inc.*	900	12,348
Axogen, Inc.*	1,200	8,196
Axonics, Inc.*	1,700	105,791
BioLife Solutions, Inc.*	1,100	17,875
Butterfly Network, Inc.*	4,700	5,076
CareDx, Inc.*	1,700	20,400
Castle Biosciences, Inc.*	900	19,422
	Number of Shares	Value†

Healthcare Products — (continued)
Cerus Corp.*	6,200	$ 13,392
ClearPoint Neuro, Inc.*	900	6,111
CONMED Corp.	1,025	112,248
Cutera, Inc.*	600	2,115
CVRx, Inc.*	400	12,576
Embecta Corp.	1,800	34,074
Glaukos Corp.*	1,567	124,561
Haemonetics Corp.*	1,679	143,571
Inari Medical, Inc.*	1,800	116,856
InfuSystem Holdings, Inc.*	700	7,378
Inmode Ltd.*	2,600	57,824
Inogen, Inc.*	900	4,941
Integer Holdings Corp.*	1,109	109,880
iRadimed Corp.	200	9,494
iRhythm Technologies, Inc.*	1,025	109,716
KORU Medical Systems, Inc.*	1,400	3,437
Lantheus Holdings, Inc.*	2,306	142,972
LeMaitre Vascular, Inc.	700	39,732
LivaNova PLC*	1,800	93,132
MaxCyte, Inc.*	3,100	14,570
Merit Medical Systems, Inc.*	1,875	142,425
MiMedx Group, Inc.*	3,700	32,449
NanoString Technologies, Inc.*	1,500	1,123
Nautilus Biotechnology, Inc.*	1,600	4,784
Neogen Corp.*	7,338	147,567
Nevro Corp.*	1,257	27,051
OmniAb, Inc.*	2,479	15,295
Omnicell, Inc.*	1,500	56,445
OraSure Technologies, Inc.*	2,201	18,048
Orchestra BioMed Holdings, Inc.*	800	7,304
Orthofix Medical, Inc.*	1,287	17,349
OrthoPediatrics Corp.*	500	16,255
Pacific Biosciences of California, Inc.*	8,700	85,347
Paragon 28, Inc.*	1,300	16,159
Patterson Cos., Inc.	2,800	79,660
PROCEPT BioRobotics Corp.*	1,200	50,292
Pulmonx Corp.*	1,300	16,575
Pulse Biosciences, Inc.*	700	8,568
Quanterix Corp.*	1,200	32,808
Quantum-Si, Inc.*	3,000	6,030
RxSight, Inc.*	900	36,288
Sanara Medtech, Inc.*	100	4,110
Semler Scientific, Inc.*	200	8,858
SI-BONE, Inc.*	1,100	23,089
Silk Road Medical, Inc.*	1,300	15,951
SomaLogic, Inc.*	4,900	12,397
STAAR Surgical Co.*	1,617	50,467
Surmodics, Inc.*	473	17,193
Tactile Systems Technology, Inc.*	900	12,870
TransMedics Group, Inc.*	1,100	86,823
Treace Medical Concepts, Inc.*	1,600	20,400
UFP Technologies, Inc.*	226	38,881
Utah Medical Products, Inc.	100	8,422
Varex Imaging Corp.*	1,300	26,650
Vicarious Surgical, Inc.*	1,800	660

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Zimvie, Inc.*	700	$ 12,425
Zynex, Inc.*	660	7,187
		2,729,615
Healthcare Services — 1.4%
23andMe Holding Co., Class A*	8,800	8,039
Accolade, Inc.*	2,200	26,422
Addus HomeCare Corp.*	500	46,425
Agiliti, Inc.*	1,100	8,712
American Well Corp., Class A*	8,000	11,920
Apollo Medical Holdings, Inc.*	1,400	53,620
Aveanna Healthcare Holdings, Inc.*	1,400	3,752
Brookdale Senior Living, Inc.*	6,300	36,666
Cano Health, Inc.*	103	605
CareMax, Inc.*	1,900	946
Community Health Systems, Inc.*	4,100	12,833
DocGo, Inc.*	2,400	13,416
Enhabit, Inc.*	1,800	18,630
Fulgent Genetics, Inc.*	700	20,237
HealthEquity, Inc.*	2,800	185,640
Innovage Holding Corp.*	700	4,200
Invitae Corp.*	8,500	5,328
LifeStance Health Group, Inc.*	3,800	29,754
ModivCare, Inc.*	400	17,596
Nano-X Imaging Ltd.*	1,700	10,829
National HealthCare Corp.	406	37,522
OPKO Health, Inc.*	14,501	21,896
Oscar Health, Inc., Class A*	4,900	44,835
P3 Health Partners, Inc.*	800	1,128
Pediatrix Medical Group, Inc.*	2,900	26,970
Quipt Home Medical Corp.*	1,600	8,144
RadNet, Inc.*	2,000	69,540
Select Medical Holdings Corp.	3,500	82,250
Surgery Partners, Inc.*	2,200	70,378
The Ensign Group, Inc.	1,780	199,734
The Joint Corp.*	500	4,805
The Pennant Group, Inc.*	1,140	15,869
U.S. Physical Therapy, Inc.	520	48,433
Viemed Healthcare, Inc.*	1,300	10,205
		1,157,279
Home Builders — 2.1%
Beazer Homes USA, Inc.*	924	31,222
Cavco Industries, Inc.*	292	101,213
Century Communities, Inc.	900	82,026
Dream Finders Homes, Inc., Class A*	700	24,871
Forestar Group, Inc.*	560	18,519
Green Brick Partners, Inc.*	900	46,746
Hovnanian Enterprises, Inc., Class A*	100	15,562
Installed Building Products, Inc.	793	144,976
KB Home	2,400	149,904
Landsea Homes Corp.*	300	3,942
LCI Industries	791	99,437
LGI Homes, Inc.*	709	94,410
M/I Homes, Inc.*	836	115,151
MDC Holdings, Inc.	1,959	108,235
	Number of Shares	Value†

Home Builders — (continued)
Meritage Homes Corp.	1,190	$ 207,298
Skyline Champion Corp.*	1,800	133,668
Taylor Morrison Home Corp.*	3,500	186,725
Tri Pointe Homes, Inc.*	3,300	116,820
Winnebago Industries, Inc.	922	67,195
		1,747,920
Home Furnishings — 0.3%
Daktronics, Inc.*	1,500	12,720
Ethan Allen Interiors, Inc.	828	26,430
Hooker Furnishings Corp.	400	10,432
iRobot Corp.*	871	33,707
MillerKnoll, Inc.	2,428	64,779
Purple Innovation, Inc.	1,700	1,751
Sleep Number Corp.*	772	11,449
Snap One Holdings Corp.*	400	3,564
Sonos, Inc.*	4,200	71,988
The Lovesac Co.*	400	10,220
Traeger, Inc.*	700	1,911
Vizio Holding Corp., Class A*	2,200	16,940
VOXX International Corp.*	600	6,408
Xperi, Inc.*	1,501	16,541
		288,840
Household Products & Wares — 0.4%
ACCO Brands Corp.	2,893	17,589
Central Garden & Pet Co.*	300	15,033
Central Garden & Pet Co., Class A*	1,302	57,340
Helen of Troy Ltd.*	817	98,702
Quanex Building Products Corp.	1,025	31,334
WD-40 Co.	454	108,538
		328,536
Insurance — 2.2%
Ambac Financial Group, Inc.*	1,500	24,720
American Coastal Insurance Corp.*	900	8,514
American Equity Investment Life Holding Co.*	2,676	149,321
AMERISAFE, Inc.	608	28,442
BRP Group, Inc., Class A*	2,100	50,442
CNO Financial Group, Inc.	3,793	105,825
Crawford & Co., Class A	700	9,226
Donegal Group, Inc., Class A	383	5,358
eHealth, Inc.*	720	6,278
Employers Holdings, Inc.	882	34,751
Enstar Group Ltd.*	399	117,446
Essent Group Ltd.	3,500	184,590
F&G Annuities & Life, Inc.	700	32,200
Fidelis Insurance Holdings Ltd.*	500	6,335
Genworth Financial, Inc., Class A*	15,300	102,204
GoHealth, Inc., Class A*	200	2,668
Goosehead Insurance, Inc., Class A*	700	53,060
Greenlight Capital Re Ltd., Class A*	728	8,314
HCI Group, Inc.	200	17,480
Hippo Holdings, Inc.*	132	1,204
Horace Mann Educators Corp.	1,380	45,126

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
Investors Title Co.	39	$ 6,323
Jackson Financial, Inc., Class A	2,700	138,240
James River Group Holdings Ltd.	1,300	12,012
Kingsway Financial Services, Inc.*	500	4,200
Lemonade, Inc.*	1,700	27,421
Maiden Holdings Ltd.*	3,600	8,244
MBIA, Inc.*	1,700	10,404
Mercury General Corp.	900	33,579
National Western Life Group, Inc., Class A	74	35,743
NI Holdings, Inc.*	200	2,598
NMI Holdings, Inc., Class A*	2,700	80,136
Palomar Holdings, Inc.*	800	44,400
ProAssurance Corp.	1,800	24,822
Safety Insurance Group, Inc.	482	36,627
Selective Insurance Group, Inc.	1,975	196,473
Selectquote, Inc.*	4,300	5,891
SiriusPoint Ltd.*	2,200	25,520
Skyward Specialty Insurance Group, Inc.*	800	27,104
Stewart Information Services Corp.	908	53,345
Tiptree, Inc.	700	13,272
Trupanion, Inc.*	1,329	40,548
United Fire Group, Inc.	680	13,682
Universal Insurance Holdings, Inc.	951	15,197
		1,849,285
Internet — 1.8%
1-800-Flowers.com, Inc., Class A*	937	10,101
Allbirds, Inc., Class A*	3,100	3,798
BARK, Inc.*	3,200	2,578
Beyond, Inc.*	1,500	41,535
Blade Air Mobility, Inc.*	1,800	6,354
Bumble, Inc., Class A*	3,500	51,590
Cargurus, Inc.*	3,200	77,312
CarParts.com, Inc.*	1,600	5,056
Cars.com, Inc.*	2,200	41,734
Cogent Communications Holdings, Inc.	1,419	107,929
ContextLogic, Inc., Class A*	620	3,689
Couchbase, Inc.*	1,100	24,772
DHI Group, Inc.*	1,400	3,626
Entravision Communications Corp., Class A	2,500	10,425
ePlus, Inc.*	856	68,343
Eventbrite, Inc., Class A*	2,800	23,408
EverQuote, Inc., Class A*	700	8,568
Figs, Inc., Class A*	4,200	29,190
fuboTV, Inc.*	10,400	33,072
Gambling.com Group Ltd.*	300	2,925
Grindr, Inc.*	1,600	14,048
HealthStream, Inc.	900	24,327
Hims & Hers Health, Inc.*	3,800	33,820
Lands' End, Inc.*	500	4,780
Liquidity Services, Inc.*	735	12,649
Magnite, Inc.*	4,706	43,954
	Number of Shares	Value†

Internet — (continued)
MediaAlpha, Inc., Class A*	847	$ 9,444
Mondee Holdings, Inc.*	1,700	4,692
Nerdy, Inc.*	1,800	6,174
Nextdoor Holdings, Inc.*	5,400	10,206
Open Lending Corp., Class A*	3,100	26,381
Opendoor Technologies, Inc.*	18,100	81,088
OptimizeRx Corp.*	600	8,586
Perficient, Inc.*	1,145	75,364
Q2 Holdings, Inc.*	1,900	82,479
QuinStreet, Inc.*	1,715	21,986
Revolve Group, Inc.*	1,400	23,212
Rover Group, Inc.*	3,000	32,640
Shutterstock, Inc.	800	38,624
Solo Brands, Inc., Class A*	500	3,080
Sprinklr, Inc., Class A*	3,600	43,344
Squarespace, Inc., Class A*	1,600	52,816
Stitch Fix, Inc., Class A*	2,600	9,282
TechTarget, Inc.*	900	31,374
TrueCar, Inc.*	3,500	12,110
Tucows, Inc., Class A*	300	8,100
Upwork, Inc.*	4,100	60,967
Vivid Seats, Inc., Class A*	800	5,056
Yelp, Inc.*	2,200	104,148
Ziff Davis, Inc.*	1,573	105,690
		1,546,426
Investment Companies — 0.1%
Cannae Holdings, Inc.*	2,200	42,922
Compass Diversified Holdings	2,100	47,145
FTAI Infrastructure, Inc.	3,700	14,393
		104,460
Iron & Steel — 0.7%
ATI, Inc.*	4,300	195,521
Carpenter Technology Corp.	1,600	113,280
Commercial Metals Co.	3,900	195,156
Haynes International, Inc.	464	26,471
Schnitzer Steel Industries, Inc., Class A	900	27,144
Worthington Steel, Inc.*	1,084	30,461
		588,033
Leisure Time — 0.5%
Acushnet Holdings Corp.	1,000	63,170
Bowlero Corp., Class A*	800	11,328
Camping World Holdings, Inc., Class A	1,400	36,764
Clarus Corp.	902	6,219
Escalade, Inc.	400	8,036
Global Business Travel Group I*	1,200	7,740
Johnson Outdoors, Inc., Class A	168	8,975
Life Time Group Holdings, Inc.*	1,600	24,128
Lindblad Expeditions Holdings, Inc.*	1,100	12,397
Livewire Group, Inc.*	500	5,655
Malibu Boats, Inc., Class A*	700	38,374
Marine Products Corp.	188	2,143
MasterCraft Boat Holdings, Inc.*	500	11,320
OneSpaWorld Holdings Ltd.*	3,000	42,300

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Leisure Time — (continued)
Topgolf Callaway Brands Corp.*	4,646	$ 66,624
Virgin Galactic Holdings, Inc.*	8,800	21,560
Vista Outdoor, Inc.*	1,900	56,183
Xponential Fitness, Inc., Class A*	800	10,312
		433,228
Lodging — 0.2%
Bluegreen Vacations Holding Corp.	400	30,048
Century Casinos, Inc.*	1,100	5,368
Full House Resorts, Inc.*	1,200	6,444
Hilton Grand Vacations, Inc.*	2,700	108,486
The Marcus Corp.	733	10,687
		161,033
Machinery — Construction & Mining — 0.4%
Argan, Inc.	436	20,401
Astec Industries, Inc.	798	29,686
Babcock & Wilcox Enterprises, Inc.*	2,000	2,920
Bloom Energy Corp., Class A*	6,400	94,720
Hyster-Yale Materials Handling, Inc.	344	21,393
NuScale Power Corp.*	1,500	4,935
Terex Corp.	2,200	126,412
The Manitowoc Co., Inc.*	1,325	22,114
Transphorm, Inc.*	700	2,555
		325,136
Machinery — Diversified — 1.9%
Alamo Group, Inc.	335	70,414
Albany International Corp., Class A	1,032	101,363
Applied Industrial Technologies, Inc.	1,276	220,352
Cactus, Inc., Class A	2,200	99,880
Chart Industries, Inc.*	1,416	193,043
Columbus McKinnon Corp.	885	34,533
CSW Industrials, Inc.	528	109,512
DXP Enterprises, Inc.*	522	17,591
Eastman Kodak Co.*	1,600	6,240
Gencor Industries, Inc.*	400	6,456
GrafTech International Ltd.	6,600	14,454
Ichor Holdings Ltd.*	1,000	33,630
Intevac, Inc.*	1,100	4,752
Kadant, Inc.	402	112,685
Lindsay Corp.	388	50,114
Mueller Water Products, Inc., Class A	5,192	74,765
Tennant Co.	636	58,951
The Gorman-Rupp Co.	751	26,683
Thermon Group Holdings, Inc.*	1,100	35,827
Watts Water Technologies, Inc., Class A	917	191,048
Zurn Elkay Water Solutions Corp.	5,000	147,050
		1,609,343
Media — 0.4%
AMC Networks, Inc., Class A*	1,000	18,790
Gannett Co., Inc.*	4,253	9,782
Gray Television, Inc.	3,000	26,880
iHeartMedia, Inc., Class A*	2,900	7,743
Liberty Latin America Ltd., Class A*	1,400	10,234
Liberty Latin America Ltd., Class C*	4,752	34,880
	Number of Shares	Value†

Media — (continued)
Scholastic Corp.	956	$ 36,041
Sinclair, Inc.	1,000	13,030
Sphere Entertainment Co.*	937	31,820
TEGNA, Inc.	6,800	104,040
The E.W. Scripps Co., Class A*	2,229	17,810
Thryv Holdings, Inc.*	1,000	20,350
Townsquare Media, Inc., Class A	500	5,280
Urban One, Inc.*	600	2,418
WideOpenWest, Inc.*	1,800	7,290
		346,388
Metal Fabricate/Hardware — 0.8%
AZZ, Inc.	876	50,887
Helios Technologies, Inc.	1,159	52,561
Hillman Solutions Corp.*	6,600	60,786
Janus International Group, Inc.*	2,700	35,235
Mayville Engineering Co., Inc.*	400	5,768
Mueller Industries, Inc.	3,776	178,038
Northwest Pipe Co.*	300	9,078
Olympic Steel, Inc.	331	22,078
Omega Flex, Inc.	124	8,743
Park-Ohio Holdings Corp.	300	8,088
Proto Labs, Inc.*	899	35,025
Ryerson Holding Corp.	900	31,212
Standex International Corp.	400	63,352
TimkenSteel Corp.*	1,400	32,830
Tredegar Corp.	761	4,117
Worthington Enterprises, Inc.	1,084	62,384
Xometry, Inc., Class A*	1,200	43,092
		703,274
Mining — 0.7%
5E Advanced Materials, Inc.*	1,100	1,551
Caledonia Mining Corp. PLC	600	7,320
Centrus Energy Corp., Class A*	400	21,764
Century Aluminum Co.*	1,754	21,293
Coeur Mining, Inc.*	10,028	32,691
Compass Minerals International, Inc.	1,200	30,384
Constellium S.E.*	4,400	87,824
Contango ORE, Inc.*	200	3,622
Dakota Gold Corp.*	1,700	4,454
Encore Energy Corp.*	5,300	20,829
Energy Fuels, Inc.*	5,400	38,826
Ferroglobe PLC(1),*	2,414	0
Hecla Mining Co.	20,091	96,638
i-80 Gold Corp.*	7,200	12,672
Ivanhoe Electric, Inc.*	1,800	18,144
Kaiser Aluminum Corp.	516	36,734
Novagold Resources, Inc.*	8,400	31,416
Perpetua Resources Corp.*	1,500	4,755
Piedmont Lithium, Inc.*	600	16,938
United States Lime & Minerals, Inc.	65	14,973
Uranium Energy Corp.*	11,900	76,160
		578,988

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — 1.2%
AMMO, Inc.*	3,600	$ 7,560
Core Molding Technologies, Inc.*	300	5,559
Enpro, Inc.	717	112,383
Fabrinet*	1,218	231,822
Federal Signal Corp.	1,943	149,106
Hillenbrand, Inc.	2,344	112,160
John Bean Technologies Corp.	1,041	103,527
LSB Industries, Inc.*	2,000	18,620
Materion Corp.	657	85,495
Myers Industries, Inc.	1,325	25,904
NL Industries, Inc.	90	505
Park Aerospace Corp.	533	7,835
Sight Sciences, Inc.*	900	4,644
Smith & Wesson Brands, Inc.	1,579	21,411
Sturm Ruger & Co., Inc.	619	28,134
Trinity Industries, Inc.	2,800	74,452
		989,117
Multi-National — 0.0%
Banco Latinoamericano de Comercio Exterior S.A., Class E	910	22,513
Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	6,000	26,400
Xerox Holdings Corp.	3,800	69,654
		96,054
Office Furnishings — 0.2%
HNI Corp.	1,504	62,912
Interface, Inc.	1,995	25,177
Steelcase, Inc., Class A	3,131	42,331
		130,420
Oil & Gas — 4.2%
Amplify Energy Corp.*	1,200	7,116
Berry Corp.	2,500	17,575
Borr Drilling Ltd.*	7,500	55,200
California Resources Corp.	2,300	125,764
Callon Petroleum Co.*	2,000	64,800
Chord Energy Corp.	1,404	233,387
Civitas Resources, Inc.	2,694	184,216
CNX Resources Corp.*	5,200	104,000
Cobalt International Energy, Inc.(1),*	1	0
Comstock Resources, Inc.	3,200	28,320
Crescent Energy, Inc., Class A	2,420	31,968
CVR Energy, Inc.	1,000	30,300
Delek US Holdings, Inc.	2,183	56,321
Diamond Offshore Drilling, Inc.*	3,400	44,200
Empire Petroleum Corp.*	200	2,198
Evolution Petroleum Corp.	1,200	6,972
Granite Ridge Resources, Inc.	1,000	6,020
Gulfport Energy Corp.*	400	53,280
Helmerich & Payne, Inc.	3,300	119,526
HighPeak Energy, Inc.	500	7,120
Kosmos Energy Ltd.*	15,300	102,663
Magnolia Oil & Gas Corp., Class A	6,100	129,869
Matador Resources Co.	3,800	216,068
	Number of Shares	Value†

Oil & Gas — (continued)
Murphy Oil Corp.	5,000	$ 213,300
Nabors Industries Ltd.*	315	25,714
Noble Corp. PLC	3,700	178,192
Northern Oil & Gas, Inc.	2,800	103,796
Par Pacific Holdings, Inc.*	1,818	66,121
Patterson-UTI Energy, Inc.	11,781	127,235
PBF Energy, Inc., Class A	3,700	162,652
Permian Resources Corp.	11,747	159,759
Riley Exploration Permian, Inc.	200	5,448
Ring Energy, Inc.*	2,800	4,088
SandRidge Energy, Inc.	1,000	13,670
Seadrill Ltd.*	1,700	80,376
SilverBow Resources, Inc.*	600	17,448
Sitio Royalties Corp., Class A	2,714	63,806
SM Energy Co.	4,000	154,880
Talos Energy, Inc.*	3,700	52,651
Tellurian, Inc.*	17,900	13,525
VAALCO Energy, Inc.	4,100	18,409
Valaris Ltd.*	2,000	137,140
Vertex Energy, Inc.*	1,800	6,102
Vital Energy, Inc.*	600	27,294
Vitesse Energy, Inc.	900	19,701
W&T Offshore, Inc.	3,543	11,550
Weatherford International PLC*	2,400	234,792
		3,524,532
Oil & Gas Services — 1.2%
Archrock, Inc.	4,700	72,380
Aris Water Solutions, Inc., Class A	900	7,551
Atlas Energy Solutions, Inc.	600	10,332
Bristow Group, Inc.*	766	21,655
ChampionX Corp.	6,500	189,865
Core Laboratories, Inc.	1,500	26,490
DMC Global, Inc.*	600	11,292
Dril-Quip, Inc.*	1,200	27,924
Expro Group Holdings N.V.*	2,916	46,423
Forum Energy Technologies, Inc.*	400	8,868
Helix Energy Solutions Group, Inc.*	4,801	49,354
KLX Energy Services Holdings, Inc.*	500	5,630
Kodiak Gas Services, Inc.	500	10,040
Liberty Energy, Inc.	5,400	97,956
Mammoth Energy Services, Inc.*	1,000	4,460
Newpark Resources, Inc.*	2,712	18,007
NOW, Inc.*	3,800	43,016
Oceaneering International, Inc.*	3,400	72,352
Oil States International, Inc.*	2,000	13,580
ProFrac Holding Corp., Class A*	900	7,632
ProPetro Holding Corp.*	3,200	26,816
Ranger Energy Services, Inc.	600	6,138
RPC, Inc.	2,800	20,384
SEACOR Marine Holdings, Inc.*	900	11,331
Select Water Solutions, Inc., Class A	2,700	20,493
Solaris Oilfield Infrastructure, Inc., Class A	1,100	8,756
TETRA Technologies, Inc.*	4,400	19,888

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas Services — (continued)
Tidewater, Inc.*	1,500	$ 108,165
US Silica Holdings, Inc.*	2,700	30,537
		997,315
Packaging and Containers — 0.3%
Clearwater Paper Corp.*	578	20,878
Greif, Inc., Class A	800	52,472
Greif, Inc., Class B	200	13,202
Karat Packaging, Inc.	100	2,485
O-I Glass, Inc.*	5,000	81,900
Pactiv Evergreen, Inc.	1,100	15,081
Ranpak Holdings Corp.*	1,200	6,984
TriMas Corp.	1,495	37,868
		230,870
Pharmaceuticals — 2.8%
ACELYRIN, Inc.*	1,100	8,206
Aclaris Therapeutics, Inc.*	2,100	2,205
AdaptHealth Corp.*	3,500	25,515
Agios Pharmaceuticals, Inc.*	1,800	40,086
Alector, Inc.*	1,900	15,162
Alkermes PLC*	5,600	155,344
Amneal Pharmaceuticals, Inc.*	4,637	28,147
Amphastar Pharmaceuticals, Inc.*	1,300	80,405
Amylyx Pharmaceuticals, Inc.*	1,800	26,496
Anika Therapeutics, Inc.*	600	13,596
Arvinas, Inc.*	1,700	69,972
Assertio Holdings, Inc.*	2,100	2,247
BellRing Brands, Inc.*	4,400	243,892
Beyond Air, Inc.*	1,000	1,960
Biote Corp., Class A*	600	2,964
Bioxcel Therapeutics, Inc.*	600	1,770
Catalyst Pharmaceuticals, Inc.*	3,200	53,792
Citius Pharmaceuticals, Inc.*	5,000	3,782
Coherus Biosciences, Inc.*	2,700	8,991
Collegium Pharmaceutical, Inc.*	1,100	33,858
Corcept Therapeutics, Inc.*	2,700	87,696
CorMedix, Inc.*	1,700	6,392
Eagle Pharmaceuticals, Inc.*	400	2,092
Enanta Pharmaceuticals, Inc.*	700	6,587
Enliven Therapeutics, Inc.*	900	12,456
Fennec Pharmaceuticals, Inc.*	700	7,854
Foghorn Therapeutics, Inc.*	800	5,160
Gritstone bio, Inc.*	3,400	6,936
Harmony Biosciences Holdings, Inc.*	1,100	35,530
Harrow, Inc.*	1,000	11,200
Herbalife Ltd.*	3,400	51,884
Heron Therapeutics, Inc.*	3,800	6,460
Immuneering Corp., Class A*	800	5,880
Ironwood Pharmaceuticals, Inc.*	4,861	55,610
KalVista Pharmaceuticals, Inc.*	800	9,800
Kura Oncology, Inc.*	2,300	33,074
Longboard Pharmaceuticals, Inc.*	600	3,618
Lyell Immunopharma, Inc.*	6,000	11,640
Madrigal Pharmaceuticals, Inc.*	489	113,145
MannKind Corp.*	8,701	31,672
	Number of Shares	Value†

Pharmaceuticals — (continued)
Marinus Pharmaceuticals, Inc.*	1,800	$ 19,566
Mirum Pharmaceuticals, Inc.*	800	23,616
Morphic Holding, Inc.*	1,200	34,656
Nature's Sunshine Products, Inc.*	500	8,645
Nuvectis Pharma, Inc.*	300	2,502
Ocular Therapeutix, Inc.*	2,700	12,042
Optinose, Inc.*	3,300	4,257
Option Care Health, Inc.*	5,502	185,362
ORIC Pharmaceuticals, Inc.*	1,500	13,800
Outlook Therapeutics, Inc.*	6,900	2,719
Owens & Minor, Inc.*	2,576	49,639
Pacira BioSciences, Inc.*	1,600	53,984
PetIQ, Inc.*	1,000	19,750
Phibro Animal Health Corp., Class A	700	8,106
PMV Pharmaceuticals, Inc.*	1,400	4,340
Prestige Consumer Healthcare, Inc.*	1,672	102,360
Protagonist Therapeutics, Inc.*	1,800	41,274
Reneo Pharmaceuticals, Inc.*	400	640
Revance Therapeutics, Inc.*	2,900	25,491
Rhythm Pharmaceuticals, Inc.*	1,700	78,149
scPharmaceuticals, Inc.*	1,100	6,897
Seres Therapeutics, Inc.*	3,600	5,040
SIGA Technologies, Inc.	1,700	9,520
Summit Therapeutics, Inc.*	4,400	11,484
Supernus Pharmaceuticals, Inc.*	1,700	49,198
Taro Pharmaceutical Industries Ltd.*	300	12,534
Trevi Therapeutics, Inc.*	1,800	2,412
USANA Health Sciences, Inc.*	348	18,653
Vanda Pharmaceuticals, Inc.*	1,941	8,191
Vaxcyte, Inc.*	3,100	194,680
Verrica Pharmaceuticals, Inc.*	900	6,588
Voyager Therapeutics, Inc.*	1,200	10,128
Xeris Biopharma Holdings, Inc.*	4,300	10,105
Y-mAbs Therapeutics, Inc.*	1,200	8,184
		2,367,588
Pipelines — 0.3%
Equitrans Midstream Corp.	14,600	148,628
Excelerate Energy, Inc., Class A	600	9,276
Golar LNG Ltd.	3,200	73,568
Kinetik Holdings, Inc.	600	20,040
NextDecade Corp.*	1,000	4,770
		256,282
Private Equity — 0.1%
P10, Inc., Class A	1,600	16,352
Patria Investments Ltd., Class A	2,000	31,020
		47,372
Real Estate — 0.7%
Anywhere Real Estate, Inc.*	3,900	31,629
Compass, Inc., Class A*	10,200	38,352
Cushman & Wakefield PLC*	5,500	59,400
Douglas Elliman, Inc.	2,549	7,519
eXp World Holdings, Inc.	2,400	37,248
FRP Holdings, Inc.*	169	10,627

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — (continued)
Kennedy-Wilson Holdings, Inc.	4,081	$ 50,523
Legacy Housing Corp.*	300	7,566
Marcus & Millichap, Inc.	800	34,944
Maui Land & Pineapple Co., Inc.*	300	4,767
McGrath RentCorp	753	90,074
Newmark Group, Inc., Class A	4,400	48,224
RE/MAX Holdings, Inc., Class A	600	7,998
Redfin Corp.*	3,800	39,216
Star Holdings*	446	6,681
Stratus Properties, Inc.*	200	5,772
The RMR Group, Inc., Class A	467	13,183
The St. Joe Co.	1,200	72,216
		565,939
Real Estate Investment Trusts — 0.1%
Claros Mortgage Trust, Inc.	2,900	39,527
Safehold, Inc.*	1,435	33,579
		73,106
Retail — 4.2%
Abercrombie & Fitch Co., Class A*	1,600	141,152
Academy Sports & Outdoors, Inc.	2,400	158,400
American Eagle Outfitters, Inc.	6,100	129,076
America's Car-Mart, Inc.*	190	14,396
Arko Corp.	3,000	24,750
Asbury Automotive Group, Inc.*	696	156,579
Beacon Roofing Supply, Inc.*	1,881	163,685
Big 5 Sporting Goods Corp.	700	4,438
Big Lots, Inc.	1,100	8,569
Biglari Holdings, Inc., Class B*	10	1,649
BJ's Restaurants, Inc.*	820	29,528
Bloomin' Brands, Inc.	3,000	84,450
BlueLinx Holdings, Inc.*	300	33,993
Boot Barn Holdings, Inc.*	1,000	76,760
Brinker International, Inc.*	1,500	64,770
Build-A-Bear Workshop, Inc.	500	11,495
Caleres, Inc.	1,054	32,390
Carrols Restaurant Group, Inc.	1,500	11,820
Carvana Co.*	3,200	169,408
Chico's FAS, Inc.*	4,000	30,320
Chuy's Holdings, Inc.*	600	22,938
Clean Energy Fuels Corp.*	6,000	22,980
Cracker Barrel Old Country Store, Inc.	734	56,577
Dave & Buster's Entertainment, Inc.*	1,200	64,620
Denny's Corp.*	1,952	21,238
Designer Brands, Inc., Class A	1,300	11,505
Destination XL Group, Inc.*	2,000	8,800
Dillard's, Inc., Class A	116	46,823
Dine Brands Global, Inc.	571	28,350
Duluth Holdings, Inc., Class B*	200	1,076
El Pollo Loco Holdings, Inc.*	600	5,292
EVgo, Inc.*	4,200	15,036
First Watch Restaurant Group, Inc.*	900	18,090
FirstCash Holdings, Inc.	1,239	134,295
Foot Locker, Inc.	2,800	87,220
Genesco, Inc.*	295	10,387
	Number of Shares	Value†

Retail — (continued)
GMS, Inc.*	1,400	$ 115,402
Group 1 Automotive, Inc.	466	142,009
GrowGeneration Corp.*	1,800	4,518
Guess?, Inc.	900	20,754
Haverty Furniture Cos., Inc.	550	19,525
Hibbett, Inc.	455	32,769
J Jill, Inc.*	200	5,156
Jack in the Box, Inc.	714	58,284
Kura Sushi USA, Inc., Class A*	200	15,200
La-Z-Boy, Inc.	1,462	53,977
Lazydays Holdings, Inc.*	500	3,525
Leslie's, Inc.*	5,700	39,387
MarineMax, Inc.*	700	27,230
Movado Group, Inc.	460	13,869
National Vision Holdings, Inc.*	2,700	56,511
Noodles & Co.*	1,200	3,780
Nu Skin Enterprises, Inc., Class A	1,700	33,014
OneWater Marine, Inc., Class A*	400	13,516
Papa John's International, Inc.	1,110	84,615
Patrick Industries, Inc.	675	67,736
PC Connection, Inc.	365	24,532
PetMed Express, Inc.	613	4,634
Portillo's, Inc., Class A*	1,500	23,895
Potbelly Corp.*	1,000	10,420
PriceSmart, Inc.	831	62,973
Red Robin Gourmet Burgers, Inc.*	600	7,482
Sally Beauty Holdings, Inc.*	3,400	45,152
Savers Value Village, Inc.*	800	13,904
Shake Shack, Inc., Class A*	1,300	96,356
Shoe Carnival, Inc.	516	15,588
Signet Jewelers Ltd.	1,500	160,890
Sonic Automotive, Inc., Class A	534	30,016
Sportsman's Warehouse Holdings, Inc.*	1,300	5,538
Sweetgreen, Inc., Class A*	3,200	36,160
The Buckle, Inc.	1,049	49,849
The Cato Corp., Class A	704	5,027
The Cheesecake Factory, Inc.	1,716	60,077
The Children's Place, Inc.*	294	6,827
The ODP Corp.*	1,070	60,241
The ONE Group Hospitality, Inc.*	800	4,896
Tile Shop Holdings, Inc.*	1,200	8,832
Tilly's, Inc., Class A*	800	6,032
Vera Bradley, Inc.*	1,100	8,470
Warby Parker, Inc., Class A*	3,000	42,300
Winmark Corp.	91	37,997
Zumiez, Inc.*	503	10,231
		3,551,951
Savings & Loans — 0.9%
Axos Financial, Inc.*	1,900	103,740
Banc of California, Inc.	4,324	58,071
Berkshire Hills Bancorp, Inc.	1,442	35,805
Brookline Bancorp, Inc.	2,887	31,497
Capitol Federal Financial, Inc.	4,400	28,380
ESSA Bancorp, Inc.	400	8,008

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
Flushing Financial Corp.	1,038	$ 17,106
FS Bancorp, Inc.	300	11,088
Greene County Bancorp, Inc.	200	5,640
Home Bancorp, Inc.	300	12,603
HomeTrust Bancshares, Inc.	500	13,460
Northfield Bancorp, Inc.	1,593	20,040
Northwest Bancshares, Inc.	4,155	51,855
OceanFirst Financial Corp.	1,810	31,422
Pacific Premier Bancorp, Inc.	3,246	94,491
Provident Financial Services, Inc.	2,474	44,606
Southern Missouri Bancorp, Inc.	300	16,017
The Hingham Institution For Savings	61	11,858
Timberland Bancorp, Inc.	300	9,438
WaFd, Inc.	2,200	72,512
Waterstone Financial, Inc.	800	11,360
WSFS Financial Corp.	2,074	95,259
		784,256
Semiconductors — 2.9%
ACM Research, Inc., Class A*	1,600	31,264
Aehr Test Systems*	900	23,877
Alpha & Omega Semiconductor Ltd.*	700	18,242
Ambarella, Inc.*	1,229	75,326
Amkor Technology, Inc.	3,711	123,465
Atomera, Inc.*	600	4,206
Axcelis Technologies, Inc.*	1,093	141,751
CEVA, Inc.*	871	19,780
Cohu, Inc.*	1,524	53,934
Diodes, Inc.*	1,499	120,700
FormFactor, Inc.*	2,529	105,485
Impinj, Inc.*	800	72,024
inTEST Corp.*	400	5,440
Kulicke & Soffa Industries, Inc.	1,900	103,968
MACOM Technology Solutions Holdings, Inc.*	1,822	169,355
MaxLinear, Inc.*	2,643	62,824
Navitas Semiconductor Corp.*	3,700	29,859
Onto Innovation, Inc.*	1,647	251,826
Photronics, Inc.*	2,092	65,626
Power Integrations, Inc.	1,903	156,255
Rambus, Inc.*	3,623	247,270
Richardson Electronics Ltd.	500	6,675
Semtech Corp.*	2,209	48,399
Silicon Laboratories, Inc.*	1,063	140,603
SiTime Corp.*	591	72,149
SkyWater Technology, Inc.*	300	2,886
SMART Global Holdings, Inc.*	1,600	30,288
Synaptics, Inc.*	1,320	150,586
Ultra Clean Holdings, Inc.*	1,400	47,796
Veeco Instruments, Inc.*	1,654	51,324
Vishay Precision Group, Inc.*	400	13,628
		2,446,811
Software — 5.7%
8X8, Inc.*	3,700	13,986
ACI Worldwide, Inc.*	3,627	110,986
	Number of Shares	Value†

Software — (continued)
ACV Auctions, Inc., Class A*	4,300	$ 65,145
Adeia, Inc.	3,753	46,500
Agilysys, Inc.*	676	57,338
Alignment Healthcare, Inc.*	2,700	23,247
Alkami Technology, Inc.*	1,400	33,950
Altair Engineering, Inc., Class A*	1,800	151,470
American Software, Inc., Class A	1,093	12,351
Amplitude, Inc., Class A*	2,100	26,712
Appfolio, Inc., Class A*	642	111,220
Appian Corp., Class A*	1,375	51,783
Asana, Inc., Class A*	2,600	49,426
Asure Software, Inc.*	700	6,664
AvePoint, Inc.*	5,000	41,050
AvidXchange Holdings, Inc.*	5,000	61,950
Bandwidth, Inc., Class A*	739	10,693
BigCommerce Holdings, Inc.*	2,100	20,433
Blackbaud, Inc.*	1,450	125,715
BlackLine, Inc.*	1,939	121,071
Box, Inc., Class A*	4,700	120,367
Braze, Inc., Class A*	1,800	95,634
Brightcove, Inc.*	1,200	3,108
C3.ai, Inc., Class A*	2,700	77,517
Cardlytics, Inc.*	1,100	10,131
Cerence, Inc.*	1,400	27,524
Clear Secure, Inc., Class A	2,800	57,820
Climb Global Solutions, Inc.	100	5,483
CommVault Systems, Inc.*	1,448	115,623
Computer Programs and Systems, Inc.*	447	5,006
Consensus Cloud Solutions, Inc.*	667	17,482
CoreCard Corp.*	300	4,149
CS Disco, Inc.*	900	6,831
CSG Systems International, Inc.	1,081	57,520
Daily Journal Corp.*	41	13,974
Definitive Healthcare Corp.*	1,700	16,898
Digi International, Inc.*	1,257	32,682
Digimarc Corp.*	400	14,448
Digital Turbine Inc*	3,200	21,952
DigitalOcean Holdings, Inc.*	2,100	77,049
Domo, Inc., Class B*	1,100	11,319
Donnelley Financial Solutions, Inc.*	800	49,896
Duolingo, Inc.*	960	217,776
E2open Parent Holdings, Inc.*	6,300	27,657
eGain Corp.*	500	4,165
Enfusion, Inc., Class A*	1,500	14,550
EngageSmart, Inc.*	1,600	36,640
Envestnet, Inc.*	1,713	84,828
Everbridge, Inc.*	1,475	35,857
EverCommerce, Inc.*	600	6,618
Evolent Health, Inc., Class A*	3,700	122,211
Expensify, Inc., Class A*	2,100	5,187
Fastly, Inc., Class A*	4,000	71,200
Freshworks, Inc., Class A*	5,400	126,846
Health Catalyst, Inc.*	1,800	16,668
HireRight Holdings Corp.*	700	9,415
IBEX Holdings Ltd.*	300	5,703

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Immersion Corp.	1,200	$ 8,472
Innodata, Inc.*	1,000	8,140
Inspired Entertainment, Inc.*	700	6,916
Instructure Holdings, Inc.*	700	18,907
Intapp, Inc.*	700	26,614
IonQ, Inc.*	5,400	66,906
Jamf Holding Corp.*	2,500	45,150
Kaltura, Inc.*	3,300	6,435
LivePerson, Inc.*	2,525	9,570
Matterport, Inc.*	7,600	20,444
MeridianLink, Inc.*	800	19,816
MicroStrategy, Inc., Class A*	407	257,069
Model N, Inc.*	1,300	35,009
N-able, Inc.*	2,400	31,800
Olo, Inc., Class A*	3,200	18,304
ON24, Inc.	800	6,304
Outbrain, Inc.*	1,000	4,380
Outset Medical, Inc.*	1,700	9,197
PagerDuty, Inc.*	3,000	69,450
PDF Solutions, Inc.*	1,000	32,140
Phreesia, Inc.*	1,800	41,670
Planet Labs PBC*	6,900	17,043
Playstudios, Inc.*	2,600	7,046
PowerSchool Holdings, Inc., Class A*	2,000	47,120
Privia Health Group, Inc.*	3,800	87,514
Progress Software Corp.	1,426	77,432
PROS Holdings, Inc.*	1,517	58,845
PubMatic, Inc., Class A*	1,400	22,834
Rackspace Technology, Inc.*	1,800	3,600
Red Violet, Inc.*	300	5,991
Sapiens International Corp. N.V.	1,100	31,834
Schrodinger, Inc.*	1,800	64,440
SEMrush Holdings, Inc., Class A*	1,200	16,392
Sharecare, Inc.*	10,100	10,908
Simulations Plus, Inc.	500	22,375
Skillsoft Corp.*	135	2,373
SolarWinds Corp.*	1,600	19,984
SoundHound AI, Inc., Class A*	5,200	11,024
Sprout Social, Inc., Class A*	1,591	97,751
SPS Commerce, Inc.*	1,231	238,617
Veradigm, Inc.*	3,700	38,813
Verint Systems, Inc.*	2,095	56,628
Veritone, Inc.*	1,400	2,534
Verra Mobility Corp.*	4,700	108,241
Viant Technology, Inc., Class A*	400	2,756
Vimeo, Inc.*	4,700	18,424
Weave Communications, Inc.*	1,100	12,617
Workiva, Inc.*	1,600	162,448
Yext, Inc.*	3,400	20,026
Zeta Global Holdings Corp., Class A*	4,800	42,336
Zuora, Inc., Class A*	4,100	38,540
		4,858,603
Telecommunications — 1.4%
A10 Networks, Inc.	2,300	30,291
	Number of Shares	Value†

Telecommunications — (continued)
ADTRAN Holdings, Inc.	2,705	$ 19,855
Anterix, Inc.*	400	13,328
Applied Digital Corp.*	2,400	16,176
AST SpaceMobile, Inc.*	2,300	13,869
ATN International, Inc.	398	15,510
Aviat Networks, Inc.*	400	13,064
BlackSky Technology, Inc.*	4,600	6,440
Calix, Inc.*	1,993	87,074
Cambium Networks Corp.*	400	2,400
Clearfield, Inc.*	500	14,540
CommScope Holding Co., Inc.*	7,200	20,304
Consolidated Communications Holdings, Inc.*	2,571	11,184
Credo Technology Group Holding Ltd.*	3,800	73,986
DigitalBridge Group, Inc.	5,575	97,785
DZS, Inc.*	600	1,182
EchoStar Corp., Class A*	4,100	67,937
Extreme Networks, Inc.*	4,247	74,917
Globalstar, Inc.*	24,500	47,530
Gogo, Inc.*	2,400	24,312
Harmonic, Inc.*	3,470	45,249
IDT Corp., Class B*	600	20,454
Infinera Corp.*	6,594	31,321
InterDigital, Inc.	894	97,035
KVH Industries, Inc.*	700	3,682
Lumen Technologies, Inc.*	33,500	61,305
Luna Innovations, Inc.*	1,200	7,980
NETGEAR, Inc.*	929	13,545
Ooma, Inc.*	700	7,511
Preformed Line Products Co.	71	9,504
Ribbon Communications, Inc.*	3,143	9,115
Shenandoah Telecommunications Co.	1,718	37,143
Spok Holdings, Inc.	700	10,836
Telephone and Data Systems, Inc.	3,300	60,555
Terran Orbital Corp.*	800	912
Viavi Solutions, Inc.*	7,500	75,525
		1,143,356
Textiles — 0.1%
UniFirst Corp.	501	91,638
Toys, Games & Hobbies — 0.0%
Funko, Inc., Class A*	1,200	9,276
JAKKS Pacific, Inc.*	300	10,665
		19,941
Transportation — 1.6%
Air Transport Services Group, Inc.*	1,985	34,956
ArcBest Corp.	795	95,567
Ardmore Shipping Corp.	1,500	21,135
Costamare, Inc.	1,500	15,615
Covenant Logistics Group, Inc.	300	13,812
CryoPort, Inc.*	1,500	23,235
Daseke, Inc.*	1,300	10,530
DHT Holdings, Inc.	4,400	43,164
Dorian LPG Ltd.	1,032	45,274

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Transportation — (continued)
Eagle Bulk Shipping, Inc.	314	$ 17,396
FLEX LNG Ltd.	1,000	29,060
Forward Air Corp.	896	56,332
Genco Shipping & Trading Ltd.	1,400	23,226
Golden Ocean Group Ltd.	3,900	38,064
Heartland Express, Inc.	1,567	22,345
Himalaya Shipping Ltd.*	300	2,028
Hub Group, Inc., Class A*	1,043	95,893
International Seaways, Inc.	1,331	60,534
Marten Transport Ltd.	1,926	40,407
Matson, Inc.	1,100	120,560
Nordic American Tankers Ltd.	7,067	29,681
Overseas Shipholding Group, Inc., Class A	2,200	11,594
PAM Transportation Services, Inc.*	200	4,156
Pangaea Logistics Solutions Ltd.	1,400	11,536
Radiant Logistics, Inc.*	1,000	6,640
RXO, Inc.*	3,900	90,714
Safe Bulkers, Inc.	2,600	10,218
Scorpio Tankers, Inc.	1,640	99,712
SFL Corp. Ltd.	3,784	42,684
Teekay Corp.*	2,000	14,300
Teekay Tankers Ltd., Class A	800	39,976
Universal Logistics Holdings, Inc.	300	8,406
Werner Enterprises, Inc.	2,152	91,180
World Kinect Corp.	2,000	45,560
		1,315,490
Trucking and Leasing — 0.2%
GATX Corp.	1,189	142,942
The Greenbrier Cos., Inc.	1,047	46,256
Willis Lease Finance Corp.*	100	4,888
		194,086
Water — 0.4%
American States Water Co.	1,239	99,640
Artesian Resources Corp., Class A	313	12,974
California Water Service Group	1,966	101,977
Consolidated Water Co., Ltd.	400	14,240
Global Water Resources, Inc.	500	6,540
Middlesex Water Co.	631	41,406
SJW Group	1,032	67,441
The York Water Co.	497	19,194
		363,412
TOTAL COMMON STOCKS (Cost $74,692,895)		79,053,207

REAL ESTATE INVESTMENT TRUSTS — 6.4%
Apartments — 0.3%
Apartment Investment and Management Co., Class A*	5,000	39,150
BRT Apartments Corp.	500	9,295
Centerspace	461	26,830
Elme Communities	3,006	43,888
Independence Realty Trust, Inc.	7,592	116,157
	Number of Shares	Value†

Apartments — (continued)
NexPoint Residential Trust, Inc.	800	$ 27,544
		262,864
Diversified — 0.9%
Alexander & Baldwin, Inc.	2,456	46,713
American Assets Trust, Inc.	1,700	38,267
Armada Hoffler Properties, Inc.	2,100	25,977
Broadstone Net Lease, Inc.	6,300	108,486
Clipper Realty, Inc.	600	3,240
Farmland Partners, Inc.	1,400	17,472
Gladstone Commercial Corp.	1,252	16,577
Gladstone Land Corp.	1,000	14,450
Global Net Lease, Inc.	6,682	66,486
InvenTrust Properties Corp.	2,400	60,816
NexPoint Diversified Real Estate Trust	1,213	9,643
One Liberty Properties, Inc.	510	11,174
Outfront Media, Inc.	4,800	67,008
Postal Realty Trust, Inc., Class A	500	7,280
PotlatchDeltic Corp.	2,674	131,293
UMH Properties, Inc.	1,768	27,086
Uniti Group, Inc.	8,300	47,974
Veris Residential, Inc.	2,800	44,044
		743,986
Diversified Financial Services — 0.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,600	99,288
Healthcare — 0.6%
CareTrust REIT, Inc.	3,295	73,742
Community Healthcare Trust, Inc.	800	21,312
Diversified Healthcare Trust	8,600	32,164
Global Medical REIT, Inc.	1,800	19,980
LTC Properties, Inc.	1,417	45,514
National Health Investors, Inc.	1,357	75,789
Physicians Realty Trust	8,000	106,480
Sabra Health Care REIT, Inc.	7,693	109,779
Universal Health Realty Income Trust	420	18,165
		502,925
Hotels & Resorts — 0.9%
Apple Hospitality REIT, Inc.	7,200	119,592
Braemar Hotels & Resorts, Inc.	2,800	7,000
Chatham Lodging Trust	1,500	16,080
DiamondRock Hospitality Co.	7,023	65,946
Pebblebrook Hotel Trust	3,993	63,808
RLJ Lodging Trust	5,080	59,538
Ryman Hospitality Properties, Inc.	1,912	210,435
Service Properties Trust	5,500	46,970
Summit Hotel Properties, Inc.	3,400	22,848
Sunstone Hotel Investors, Inc.	6,847	73,468
Xenia Hotels & Resorts, Inc.	3,600	49,032
		734,717
Industrial — 0.4%
Innovative Industrial Properties, Inc.	908	91,545
LXP Industrial Trust	9,715	96,373

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Industrial — (continued)
Plymouth Industrial REIT, Inc.	1,400	$ 33,698
Terreno Realty Corp.	2,775	173,909
		395,525
Mortgage Banks — 1.0%
AFC Gamma, Inc.	600	7,218
Apollo Commercial Real Estate Finance, Inc.	4,956	58,183
Arbor Realty Trust, Inc.	6,000	91,080
Ares Commercial Real Estate Corp.	1,600	16,576
ARMOUR Residential REIT, Inc.	1,415	27,338
Blackstone Mortgage Trust, Inc., Class A	5,800	123,366
BrightSpire Capital, Inc.	4,700	34,968
Chimera Investment Corp.	7,500	37,425
Dynex Capital, Inc.	1,869	23,400
Ellington Financial, Inc.	2,200	27,962
Franklin BSP Realty Trust, Inc.	2,712	36,639
Granite Point Mortgage Trust, Inc.	1,700	10,098
Invesco Mortgage Capital, Inc.	1,412	12,510
KKR Real Estate Finance Trust, Inc.	2,100	27,783
Ladder Capital Corp.	3,976	45,764
MFA Financial, Inc.	3,575	40,290
New York Mortgage Trust, Inc.	2,975	25,377
Nexpoint Real Estate Finance, Inc.	300	4,725
Orchid Island Capital, Inc.	1,340	11,296
PennyMac Mortgage Investment Trust	2,992	44,730
Ready Capital Corp.	5,354	54,879
Redwood Trust, Inc.	3,577	26,506
TPG RE Finance Trust, Inc.	2,000	13,000
Two Harbors Investment Corp.	3,400	47,362
		848,475
Office Property — 0.8%
Brandywine Realty Trust	5,500	29,700
City Office REIT, Inc.	1,400	8,554
COPT Defense Properties	3,700	94,831
Douglas Emmett, Inc.	5,300	76,850
Easterly Government Properties, Inc.	3,100	41,664
Empire State Realty Trust, Inc., Class A	4,700	45,543
Equity Commonwealth	3,400	65,280
Hudson Pacific Properties, Inc.	4,300	40,033
JBG SMITH Properties	3,300	56,133
Office Properties Income Trust	1,669	12,217
Orion Office REIT, Inc.	1,900	10,868
Paramount Group, Inc.	5,800	29,986
Peakstone Realty Trust	1,100	21,923
Piedmont Office Realty Trust, Inc., Class A	4,200	29,862
SL Green Realty Corp.	2,200	99,374
		662,818
Private Equity — 0.0%
Chicago Atlantic Real Estate Finance, Inc.	600	9,708
	Number of Shares	Value†

Real Estate — 0.0%
Angel Oak Mortgage REIT, Inc.	600	$ 6,360
Regional Malls — 0.3%
CBL & Associates Properties, Inc.	900	21,978
Tanger, Inc.	3,500	97,020
The Macerich Co.	7,100	109,553
		228,551
Single Tenant — 0.3%
Alpine Income Property Trust, Inc.	500	8,455
Essential Properties Realty Trust, Inc.	5,200	132,912
Four Corners Property Trust, Inc.	3,000	75,900
Getty Realty Corp.	1,469	42,924
		260,191
Strip Centers — 0.8%
Acadia Realty Trust	2,920	49,611
Alexander's, Inc.	69	14,736
CTO Realty Growth, Inc.	759	13,153
Kite Realty Group Trust	7,249	165,712
NETSTREIT Corp.	2,100	37,485
Phillips Edison & Co., Inc.	4,000	145,920
Retail Opportunity Investments Corp.	4,200	58,926
Saul Centers, Inc.	451	17,711
SITE Centers Corp.	6,400	87,232
Urban Edge Properties	3,900	71,370
Whitestone REIT	1,400	17,206
		679,062
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,219,515)		5,434,470

RIGHTS — 0.0%
Aduro Biotech CVR*	560	73
Cartesian Therapeutics, Inc. CVR*	4,800	864
Chelsea Therapeutics International Ltd. CVR*	1,600	0
Chinook Therapeutics, Inc.*	2,060	803
CinCor Pharma, Inc.*	800	2,448
Durata Therapeutics CVR Shares*	500	0
OmniAb, Inc.*	191	920
OmniAb, Inc.*	191	843
Resolute Forest Products, Inc.*	1,500	2,130
Tobira Therapeutic, Inc. CVR*	400	1,812
Trius Therapeutics CVR*	1,200	0
TOTAL RIGHTS (Cost $851)		9,893

WARRANTS — 0.0%
Nabors Industries Ltd. Expiration Date 06/11/26*	87	914
Chord Energy Corp. Expiration Date 09/01/24*	204	6,124
Chord Energy Corp. Expiration Date 09/01/25*	102	2,116

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
	Number of Shares	Value†
WARRANTS — (continued)
Cassava Sciences, Inc. *	560	$ 0
TOTAL WARRANTS (Cost $7,178)		9,154

SHORT-TERM INVESTMENTS — 0.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $126,415)	126,415	126,415
TOTAL INVESTMENTS — 99.9% (Cost $81,046,854)		$ 84,633,139
Other Assets & Liabilities — 0.1%		88,522
TOTAL NET ASSETS — 100.0%		$ 84,721,661

†	See Security Valuation Note.
*	Non-income producing security.
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Valuation Hierarchy table located at the end of the Schedule of Investments.
CVR— Contingent Valued Rights.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.1%	$ 60,528
Aerospace & Defense	1.0%	758,355
Agriculture	0.4%	302,451
Airlines	0.4%	282,005
Apparel	0.6%	445,794
Auto Manufacturers	0.1%	116,045
Auto Parts & Equipment	1.3%	1,036,247
Banks	9.5%	7,500,615
Beverages	0.5%	367,450
Biotechnology	7.8%	6,177,845
Building Materials	2.5%	1,958,649
Chemicals	2.1%	1,646,482
Coal	0.7%	582,050
Commercial Services	6.0%	4,709,064
Computers	2.8%	2,223,772
Cosmetics & Personal Care	0.5%	433,711
Distribution & Wholesale	0.7%	543,038
Diversified Financial Services	2.9%	2,316,050
Electric	1.4%	1,136,385
Electrical Components & Equipment	0.9%	717,810
Electronics	2.2%	1,732,934
Energy-Alternate Sources	0.6%	460,713
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Engineering & Construction	1.8%	$ 1,433,222
Entertainment	1.2%	975,018
Environmental Control	0.4%	307,561
Food	1.4%	1,073,873
Food Service	0.0%	37,451
Forest Products & Paper	0.1%	61,568
Gas	1.0%	775,491
Hand & Machine Tools	0.4%	312,594
Healthcare Products	3.5%	2,729,615
Healthcare Services	1.5%	1,157,279
Home Builders	2.2%	1,747,920
Home Furnishings	0.4%	288,840
Household Products & Wares	0.4%	328,536
Insurance	2.3%	1,849,285
Internet	2.0%	1,546,426
Investment Companies	0.1%	104,460
Iron & Steel	0.7%	588,033
Leisure Time	0.5%	433,228
Lodging	0.2%	161,033
Machinery — Construction & Mining	0.4%	325,136
Machinery — Diversified	2.0%	1,609,343
Media	0.4%	346,388
Metal Fabricate/Hardware	0.9%	703,274
Mining	0.7%	578,988
Miscellaneous Manufacturing	1.3%	989,117
Multi-National	0.0%	22,513
Office & Business Equipment	0.1%	96,054
Office Furnishings	0.2%	130,420
Oil & Gas	4.5%	3,524,532
Oil & Gas Services	1.3%	997,315
Packaging and Containers	0.3%	230,870
Pharmaceuticals	3.0%	2,367,588
Pipelines	0.3%	256,282
Private Equity	0.1%	47,372
Real Estate	0.7%	565,939
Real Estate Investment Trusts	0.1%	73,106
Retail	4.5%	3,551,951
Savings & Loans	1.0%	784,256
Semiconductors	3.1%	2,446,811
Software	6.1%	4,858,603
Telecommunications	1.4%	1,143,356
Textiles	0.1%	91,638
Toys, Games & Hobbies	0.0%	19,941
Transportation	1.7%	1,315,490
Trucking and Leasing	0.2%	194,086
Water	0.5%	363,412
	100.0%	$79,053,207

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Common Stocks
Advertising	$ 60,528	$ 60,528	$ —	$ —
Aerospace & Defense	758,355	758,355	—	—
Agriculture	302,451	302,451	—	—
Airlines	282,005	282,005	—	—
Apparel	445,794	445,794	—	—
Auto Manufacturers	116,045	116,045	—	—
Auto Parts & Equipment	1,036,247	1,036,247	—	—
Banks	7,500,615	7,500,615	—	—
Beverages	367,450	367,450	—	—
Biotechnology	6,177,845	6,177,845	—	—
Building Materials	1,958,649	1,958,649	—	—
Chemicals	1,646,482	1,646,482	—	—
Coal	582,050	582,050	—	—
Commercial Services	4,709,064	4,709,064	—	—
Computers	2,223,772	2,222,047	1,725	—
Cosmetics & Personal Care	433,711	433,711	—	—
Distribution & Wholesale	543,038	543,038	—	—
Diversified Financial Services	2,316,050	2,316,050	—	—
Electric	1,136,385	1,136,385	—	—
Electrical Components & Equipment	717,810	717,810	—	—
Electronics	1,732,934	1,732,934	—	—
Energy-Alternate Sources	460,713	460,713	—	—
Engineering & Construction	1,433,222	1,433,222	—	—
Entertainment	975,018	975,018	—	—
Environmental Control	307,561	307,561	—	—
Food	1,073,873	1,073,873	—	—
Food Service	37,451	37,451	—	—
Forest Products & Paper	61,568	61,568	—	—
Gas	775,491	775,491	—	—
Hand & Machine Tools	312,594	312,594	—	—
Healthcare Products	2,729,615	2,729,615	—	—
Healthcare Services	1,157,279	1,157,279	—	—
Home Builders	1,747,920	1,747,920	—	—
Home Furnishings	288,840	288,840	—	—
Household Products & Wares	328,536	328,536	—	—
Insurance	1,849,285	1,849,285	—	—
Internet	1,546,426	1,546,426	—	—
Investment Companies	104,460	104,460	—	—
Iron & Steel	588,033	588,033	—	—
Leisure Time	433,228	433,228	—	—
Lodging	161,033	161,033	—	—
Machinery — Construction & Mining	325,136	325,136	—	—
Machinery — Diversified	1,609,343	1,609,343	—	—
Media	346,388	346,388	—	—
Metal Fabricate/Hardware	703,274	703,274	—	—
Mining	578,988	578,988	—	—
Miscellaneous Manufacturing	989,117	989,117	—	—
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input^
Multi-National	$ 22,513	$ 22,513	$ —	$ —
Office & Business Equipment	96,054	96,054	—	—
Office Furnishings	130,420	130,420	—	—
Oil & Gas	3,524,532	3,524,532	—	— (1)
Oil & Gas Services	997,315	997,315	—	—
Packaging and Containers	230,870	230,870	—	—
Pharmaceuticals	2,367,588	2,367,588	—	—
Pipelines	256,282	256,282	—	—
Private Equity	47,372	47,372	—	—
Real Estate	565,939	565,939	—	—
Real Estate Investment Trusts	73,106	73,106	—	—
Retail	3,551,951	3,551,951	—	—
Savings & Loans	784,256	784,256	—	—
Semiconductors	2,446,811	2,446,811	—	—
Software	4,858,603	4,858,603	—	—
Telecommunications	1,143,356	1,143,356	—	—
Textiles	91,638	91,638	—	—
Toys, Games & Hobbies	19,941	19,941	—	—
Transportation	1,315,490	1,315,490	—	—
Trucking and Leasing	194,086	194,086	—	—
Water	363,412	363,412	—	—
Total Common Stocks	79,053,207	79,051,482	1,725	—
Real Estate Investment Trusts	5,434,470	5,434,470	—	—
Rights	9,893	—	9,893	—
Warrants	9,154	9,154	—	—
Short-Term Investments	126,415	126,415	—	—
Total Investments	$ 84,633,139	$ 84,621,521	$ 11,618	$ —
Other Financial Instruments(2)
Futures Contracts	$ 21,695	$ 21,695	$ —	$ —
Total Assets—Other Financial Instruments	$ 21,695	$ 21,695	$ —	$ —
(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
^	A reconciliation of Level 3 instruments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Small Cap Index Fund
Futures contracts held by the Fund at December 31, 2023 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	E-Mini Russell 2000 Index	03/15/24	3	50	$2,048	$307,155	$21,695	$—
							$21,695	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — 97.9%
Australia — 7.3%
Ampol Ltd.	1,380	$ 34,010
ANZ Group Holdings Ltd.	16,287	287,759
APA Group	6,428	37,408
Aristocrat Leisure Ltd.	3,234	89,852
ASX Ltd.	1,057	45,412
Aurizon Holdings Ltd.	8,950	23,171
BHP Group Ltd.	27,287	932,250
BlueScope Steel Ltd.	2,498	39,824
Brambles Ltd.	7,263	67,320
CAR Group Ltd.	1,922	40,730
Cochlear Ltd.	359	73,037
Coles Group Ltd.	7,016	77,071
Commonwealth Bank of Australia	8,966	683,362
Computershare Ltd.	3,143	52,348
CSL Ltd.	2,605	507,842
Dexus	5,310	27,751
EBOS Group Ltd.	933	20,925
Endeavour Group Ltd.	8,189	29,082
Fortescue Ltd.	8,918	175,839
Goodman Group	8,916	153,506
IDP Education Ltd.	1,223	16,683
IGO Ltd.	3,649	22,489
Insurance Australia Group Ltd.	12,718	49,160
Macquarie Group Ltd.	1,943	243,228
Medibank Pvt. Ltd.	14,114	34,266
Mineral Resources Ltd.	930	44,299
Mirvac Group	21,784	30,991
National Australia Bank Ltd.	16,988	355,064
Northern Star Resources Ltd.	6,358	58,990
Orica Ltd.	2,212	24,045
Origin Energy Ltd.	8,947	51,630
Pilbara Minerals Ltd.	13,602	36,509
Qantas Airways Ltd.*	4,237	15,520
QBE Insurance Group Ltd.	7,795	78,984
Ramsay Health Care Ltd.	1,006	36,087
REA Group Ltd.	262	32,307
Reece Ltd.	1,201	18,319
Rio Tinto Ltd.	1,958	181,306
Santos Ltd.	17,329	90,102
Scentre Group	29,458	59,989
SEEK Ltd.	1,770	32,202
Sonic Healthcare Ltd.	2,493	54,474
South32 Ltd.	18,110	40,958
South32 Ltd.	5,653	12,812
Stockland	13,685	41,502
Suncorp Group Ltd.	6,492	61,475
Telstra Group Ltd.	21,066	56,926
The GPT Group	9,446	29,811
The Lottery Corp. Ltd.	12,000	39,595
Transurban Group	16,251	151,856
Treasury Wine Estates Ltd.	3,956	29,106
Vicinity Ltd.	18,933	26,300
Washington H. Soul Pattinson & Co., Ltd.	1,266	28,282
Wesfarmers Ltd.	6,000	233,334
	Number of Shares	Value†

Australia — (continued)
Westpac Banking Corp.	19,020	$ 296,759
WiseTech Global Ltd.	856	43,874
Woodside Energy Group Ltd.	10,296	217,417
Woolworths Group Ltd.	6,435	163,256
		6,438,406
Austria — 0.2%
Erste Group Bank AG	1,797	72,787
OMV AG	740	32,466
Verbund AG	390	36,142
voestalpine AG	691	21,757
		163,152
Belgium — 0.8%
Ageas N.V.	872	37,906
Anheuser-Busch InBev N.V.	4,708	303,892
D'ieteren Group	111	21,713
Elia Group S.A.	148	18,526
Groupe Bruxelles Lambert N.V.	540	42,527
KBC Group N.V.	1,371	88,977
Lotus Bakeries N.V.	2	18,171
Sofina S.A.	94	23,437
Syensqo S.A.*	376	39,126
UCB S.A.	649	56,574
Umicore S.A.	1,037	28,525
Warehouses De Pauw CVA	903	28,425
		707,799
Chile — 0.0%
Antofagasta PLC	2,107	45,052
Denmark — 3.3%
A.P. Moller - Maersk A/S, Class A	15	26,644
A.P. Moller - Maersk A/S, Class B	26	46,801
Carlsberg A/S, Class B	509	63,871
Chr Hansen Holding A/S	572	47,972
Coloplast A/S, Class B	756	86,385
Danske Bank A/S	3,619	96,741
Demant A/S*	596	26,141
DSV A/S	984	172,895
Genmab A/S*	348	110,961
Novo Nordisk A/S, Class B	17,550	1,818,727
Novozymes A/S, Class B	1,061	58,327
Orsted A/S	991	54,938
Pandora A/S	488	67,469
ROCKWOOL A/S, Class B	55	16,091
Tryg A/S	1,852	40,304
Vestas Wind Systems A/S*	5,322	168,397
		2,902,664
Finland — 1.1%
Elisa OYJ	733	33,881
Fortum OYJ	2,232	32,239
Kesko OYJ, Class B	1,564	31,004
Kone OYJ, Class B	1,763	88,187
Metso OYJ	3,773	38,303
Neste OYJ	2,329	82,796

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Finland — (continued)
Nokia OYJ	29,379	$ 100,063
Nordea Bank Abp	17,155	212,969
Orion OYJ, Class B	570	24,699
Sampo OYJ, Class A	2,539	111,240
Stora Enso OYJ, Class R	2,992	41,456
UPM-Kymmene OYJ	2,772	104,562
Wartsila OYJ Abp	2,745	39,894
		941,293
France — 11.7%
Accor S.A.	1,048	40,113
Aeroports de Paris S.A.	143	18,555
Air Liquide S.A.	2,826	550,209
Airbus S.E.	3,201	494,517
Alstom S.A.	1,697	22,885
Amundi S.A.	290	19,781
Arkema S.A.	347	39,530
AXA S.A.	9,605	313,665
BioMerieux	219	24,366
BNP Paribas S.A.	5,582	387,646
Bollore S.E.	4,361	27,290
Bouygues S.A.	1,091	41,163
Bureau Veritas S.A.	1,519	38,430
Capgemini S.E.	871	182,032
Carrefour S.A.	3,099	56,757
Cie de Saint-Gobain S.A.	2,461	181,492
Cie Generale des Etablissements Michelin SCA	3,571	128,294
Covivio SA	315	16,950
Credit Agricole S.A.	5,545	78,831
Danone S.A.	3,501	227,140
Dassault Aviation S.A.	122	24,172
Dassault Systemes S.E.	3,522	172,392
Edenred SE	1,309	78,337
Eiffage S.A.	393	42,189
Engie S.A.	9,643	169,874
EssilorLuxottica S.A.	1,596	320,475
Eurazeo S.E.	255	20,276
Gecina S.A.	271	32,991
Getlink S.E.	1,879	34,414
Hermes International SCA	171	363,463
Ipsen S.A.	217	25,886
Kering S.A.	394	174,502
Klepierre S.A.	1,098	29,976
La Francaise des Jeux SAEM	613	22,267
Legrand S.A.	1,407	146,520
L'Oreal S.A.	1,301	648,549
LVMH Moet Hennessy Louis Vuitton S.E.	1,486	1,207,430
Orange S.A.	9,801	111,708
Pernod Ricard S.A.	1,092	192,980
Publicis Groupe S.A.	1,254	116,511
Remy Cointreau S.A.	109	13,903
Renault S.A.	1,036	42,372
Safran S.A.	1,851	326,351
	Number of Shares	Value†

France — (continued)
Sanofi SA	6,124	$ 608,559
Sartorius Stedim Biotech	155	41,103
Schneider Electric S.E.	2,937	591,236
SEB S.A.	152	19,034
Societe Generale S.A.	3,827	101,819
Sodexo S.A.	482	53,063
STMicroelectronics N.V.	3,611	181,124
Teleperformance SE	336	49,193
Thales S.A.	576	85,290
TotalEnergies S.E.	12,297	836,184
Unibail-Rodamco-Westfield*	1,213	4,467
Unibail-Rodamco-Westfield*	544	40,236
Veolia Environnement S.A.	3,572	112,899
Vinci S.A.	2,724	342,803
Vivendi S.E.	3,686	39,459
Worldline S.A.*	1,310	22,781
		10,336,434
Germany — 7.9%
adidas AG	856	173,945
Allianz S.E.	2,176	581,517
BASF S.E.	4,732	254,804
Bayer AG	5,322	197,467
Bayerische Motoren Werke AG	1,711	190,386
Bechtle AG	394	19,734
Beiersdorf AG	527	78,921
Brenntag S.E.	795	73,066
Carl Zeiss Meditec AG	220	23,948
Commerzbank AG	5,556	66,037
Continental AG	590	50,110
Covestro AG*	1,005	58,563
Daimler Truck Holding AG	2,870	107,809
Delivery Hero S.E.*	873	24,028
Deutsche Bank AG	10,203	139,282
Deutsche Boerse AG	1,004	206,759
Deutsche Lufthansa AG*	2,966	26,368
Deutsche Post AG	5,330	263,814
Deutsche Telekom AG	17,517	421,167
E.ON S.E.	11,848	159,179
Evonik Industries AG	1,156	23,616
Fresenius Medical Care AG	1,105	46,198
Fresenius S.E. & Co., KGaA	2,333	72,313
GEA Group AG	840	34,922
Hannover Rueck S.E.	315	75,318
Heidelberg Materials AG	790	70,617
HelloFresh S.E.*	800	12,613
Henkel AG & Co., KGaA	536	38,457
Infineon Technologies AG	6,915	288,788
Knorr-Bremse AG	365	23,574
LEG Immobilien S.E.*	364	31,853
Mercedes-Benz Group AG	4,269	294,552
Merck KGaA	681	108,425
MTU Aero Engines AG	275	59,248
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	742	307,792

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Nemetschek S.E.	277	$ 23,915
Puma S.E.	567	31,542
Rational AG	30	23,150
Rheinmetall AG	238	75,478
RWE AG	3,336	151,831
SAP S.E.	5,626	865,963
Scout24 S.E.	387	27,365
Siemens AG	4,098	768,823
Siemens Energy AG*	2,682	35,446
Siemens Healthineers AG	1,477	85,753
Symrise AG	694	76,268
Talanx AG	362	25,870
Volkswagen AG	143	18,712
Vonovia S.E.	4,036	126,818
Wacker Chemie AG	104	13,112
Zalando S.E.*	1,152	27,273
		6,982,509
Hong Kong — 2.3%
AIA Group Ltd.	61,800	537,838
BOC Hong Kong Holdings Ltd.	19,500	52,972
Budweiser Brewing Co., APAC, Ltd.	10,400	19,497
CK Asset Holdings Ltd.	11,034	55,381
CK Hutchison Holdings Ltd.	14,128	75,904
CK Infrastructure Holdings Ltd.	3,500	19,370
CLP Holdings Ltd.	8,500	70,228
ESR Group Ltd.	11,600	16,042
Futu Holdings Ltd., ADR*	300	16,389
Galaxy Entertainment Group Ltd.	12,000	67,210
Hang Lung Properties Ltd.	8,000	11,122
Hang Seng Bank Ltd.	4,200	49,037
Henderson Land Development Co., Ltd.	7,891	24,300
HKT Trust & HKT Ltd.	20,240	24,165
Hong Kong & China Gas Co., Ltd.	57,112	43,793
Hong Kong Exchanges & Clearing Ltd.	6,384	218,973
Hongkong Land Holdings Ltd.	5,900	20,521
Jardine Matheson Holdings Ltd.	900	37,046
Link REIT	13,262	74,467
MTR Corp. Ltd.	7,896	30,647
New World Development Co., Ltd.	8,458	13,114
Power Assets Holdings Ltd.	7,000	40,584
Prudential PLC	14,555	164,220
Sino Land Co., Ltd.	17,633	19,176
SITC International Holdings Co., Ltd.	8,000	13,808
Sun Hung Kai Properties Ltd.	7,661	82,903
Swire Pacific Ltd., Class A	2,000	16,939
Swire Properties Ltd.	7,136	14,445
Techtronic Industries Co., Ltd.	7,500	89,363
The Wharf Holdings Ltd.	6,000	19,329
WH Group Ltd.	43,872	28,333
Wharf Real Estate Investment Co., Ltd.	9,000	30,424
Xinyi Glass Holdings Ltd.	7,381	8,290
		2,005,830
Ireland — 1.3%
AerCap Holdings N.V.*	1,100	81,752
	Number of Shares	Value†

Ireland — (continued)
AIB Group PLC	8,306	$ 35,573
Bank of Ireland Group PLC	5,881	53,390
CRH PLC	3,919	271,038
DCC PLC	489	35,981
Experian PLC	4,856	198,102
Flutter Entertainment PLC*	932	164,490
James Hardie Industries PLC*	2,312	89,141
Kerry Group PLC, Class A	835	72,478
Kingspan Group PLC	842	72,770
Smurfit Kappa Group PLC	1,428	56,607
		1,131,322
Israel — 0.7%
Azrieli Group Ltd.	257	16,623
Bank Hapoalim BM	6,615	59,426
Bank Leumi Le-Israel BM	8,059	64,857
Check Point Software Technologies Ltd.*	512	78,229
CyberArk Software Ltd.*	200	43,810
Elbit Systems Ltd.	135	28,632
Global-e Online Ltd.*	500	19,815
ICL Group Ltd.	4,391	22,076
Israel Discount Bank Ltd., Class A	7,042	35,259
Mizrahi Tefahot Bank Ltd.	844	32,673
Monday.com Ltd.*	100	18,781
Nice Ltd.*	332	66,028
Teva Pharmaceutical Industries Ltd.*	5,764	60,535
Wix.com Ltd.*	311	38,259
		585,003
Italy — 2.2%
Amplifon SpA	601	20,825
Assicurazioni Generali SpA	5,334	112,694
Banco BPM SpA	6,505	34,470
Davide Campari-Milano N.V.	2,775	31,337
DiaSorin SpA	153	15,769
Enel SpA	44,044	327,679
Eni SpA	12,841	217,801
Ferrari N.V.	667	225,184
FinecoBank Banca Fineco SpA	3,098	46,607
Infrastrutture Wireless Italiane SpA	1,623	20,549
Intesa Sanpaolo SpA	85,434	250,013
Leonardo SpA	2,172	35,888
Mediobanca Banca di Credito Finanziario SpA	2,923	36,221
Moncler SpA	1,078	66,372
Nexi SpA*	3,202	26,234
Poste Italiane SpA	2,669	30,338
Prysmian SpA	1,469	66,964
Recordati Industria Chimica e Farmaceutica SpA	515	27,770
Snam SpA	11,062	56,913
Telecom Italia SpA*	60,149	19,535
Terna - Rete Elettrica Nazionale	7,216	60,201
UniCredit SpA	8,619	234,693
		1,964,057

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — 21.9%
Advantest Corp.	4,000	$ 134,782
Aeon Co., Ltd.	3,400	75,869
AGC, Inc.	1,100	40,771
Aisin Corp.	900	31,375
Ajinomoto Co., Inc.	2,500	96,235
ANA Holdings, Inc.*	800	17,332
Asahi Group Holdings Ltd.	2,600	96,815
Asahi Intecc Co., Ltd.	1,300	26,363
Asahi Kasei Corp.	6,900	50,924
Astellas Pharma, Inc.	9,600	114,175
Azbil Corp.	700	23,087
Bandai Namco Holdings, Inc.	3,300	65,994
BayCurrent Consulting, Inc.	800	28,005
Bridgestone Corp.	3,000	123,904
Brother Industries Ltd.	1,100	17,517
Canon, Inc.	5,300	135,965
Capcom Co., Ltd.	1,000	32,271
Central Japan Railway Co.	4,000	101,521
Chubu Electric Power Co., Inc.	3,400	43,899
Chugai Pharmaceutical Co., Ltd.	3,700	139,780
Concordia Financial Group Ltd.	5,200	23,702
Dai Nippon Printing Co., Ltd.	1,200	35,437
Daifuku Co., Ltd.	1,500	30,246
Dai-ichi Life Holdings, Inc.	4,900	103,943
Daiichi Sankyo Co., Ltd.	10,000	273,767
Daikin Industries Ltd.	1,400	227,108
Daito Trust Construction Co., Ltd.	300	34,724
Daiwa House Industry Co., Ltd.	3,100	93,714
Daiwa House REIT Investment Corp.	13	23,182
Daiwa Securities Group, Inc.	6,900	46,314
Denso Corp.	9,200	138,114
Dentsu Group, Inc.	1,100	28,164
Disco Corp.	500	123,483
East Japan Railway Co.	1,600	92,100
Eisai Co., Ltd.	1,300	64,729
ENEOS Holdings, Inc.	14,990	59,454
FANUC Corp.	5,100	149,681
Fast Retailing Co., Ltd.	900	222,551
Fuji Electric Co., Ltd.	700	30,003
FUJIFILM Holdings Corp.	2,000	119,860
Fujitsu Ltd.	900	135,444
GLP J-Reit	26	25,881
Hamamatsu Photonics K.K.	800	32,822
Hankyu Hanshin Holdings, Inc.	1,200	38,136
Hikari Tsushin, Inc.	100	16,527
Hirose Electric Co., Ltd.	220	24,846
Hitachi Construction Machinery Co., Ltd.	500	13,162
Hitachi Ltd.	5,000	359,649
Honda Motor Co., Ltd.	24,600	253,754
Hoshizaki Corp.	600	21,918
Hoya Corp.	1,900	236,625
Hulic Co., Ltd.	2,300	24,026
Ibiden Co., Ltd.	600	33,099
Idemitsu Kosan Co., Ltd.	5,280	28,673
	Number of Shares	Value†

Japan — (continued)
Iida Group Holdings Co., Ltd.	900	$ 13,443
Inpex Corp.	5,300	70,923
Isuzu Motors Ltd.	3,000	38,459
ITOCHU Corp.	6,300	256,661
Japan Airlines Co., Ltd.	800	15,716
Japan Exchange Group, Inc.	2,600	54,874
Japan Metropolitan Fund Invest	34	24,541
Japan Post Bank Co., Ltd.	7,700	78,362
Japan Post Holdings Co., Ltd.	10,900	97,309
Japan Post Insurance Co., Ltd.	1,100	19,526
Japan Real Estate Investment Corp.	7	28,959
Japan Tobacco, Inc.	6,300	162,699
JFE Holdings, Inc.	3,100	47,961
JSR Corp.	900	25,609
Kajima Corp.	2,200	36,683
Kao Corp.	2,600	106,875
Kawasaki Kisen Kaisha Ltd.	800	34,237
KDDI Corp.	8,100	256,920
KDX Realty Investment Corp.	22	25,059
Keisei Electric Railway Co., Ltd.	700	33,033
Keyence Corp.	1,032	453,416
Kikkoman Corp.	700	42,775
Kintetsu Group Holdings Co., Ltd.	1,000	31,684
Kirin Holdings Co., Ltd.	4,000	58,561
Kobe Bussan Co., Ltd.	800	23,633
Koei Tecmo Holdings Co., Ltd.	780	8,886
Koito Manufacturing Co., Ltd.	1,200	18,647
Komatsu Ltd.	4,900	127,514
Konami Group Corp.	500	26,119
Kose Corp.	200	14,949
Kubota Corp.	5,500	82,544
Kyocera Corp.	6,800	99,008
Kyowa Kirin Co., Ltd.	1,300	21,813
Lasertec Corp.	400	105,011
LY Corp.	13,800	48,801
M3, Inc.	2,400	39,606
Makita Corp.	1,200	33,006
Marubeni Corp.	8,100	127,531
MatsukiyoCocokara & Co.	1,800	31,813
Mazda Motor Corp.	2,800	29,929
McDonald's Holdings Co., Japan Ltd.	500	21,659
MEIJI Holdings Co., Ltd.	1,200	28,504
MINEBEA MITSUMI, Inc.	1,900	38,889
MISUMI Group, Inc.	1,400	23,637
Mitsubishi Chemical Group Corp.	6,600	40,347
Mitsubishi Corp.	18,600	296,284
Mitsubishi Electric Corp.	10,200	144,270
Mitsubishi Estate Co., Ltd.	6,200	84,990
Mitsubishi HC Capital, Inc.	3,900	26,129
Mitsubishi Heavy Industries Ltd.	1,700	98,981
Mitsubishi UFJ Financial Group, Inc.	61,600	528,660
Mitsui & Co., Ltd.	7,000	262,248
Mitsui Chemicals, Inc.	900	26,615
Mitsui Fudosan Co., Ltd.	4,700	114,914
Mitsui OSK Lines Ltd.	1,900	60,743

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Mizuho Financial Group, Inc.	12,808	$ 218,476
MonotaRO Co., Ltd.	1,500	16,322
MS&AD Insurance Group Holdings, Inc.	2,290	90,040
Murata Manufacturing Co., Ltd.	9,300	196,527
NEC Corp.	1,300	76,812
Nexon Co., Ltd.	1,700	30,921
NIDEC Corp.	2,300	92,706
Nintendo Co., Ltd.	5,500	286,186
Nippon Building Fund, Inc.	8	34,631
NIPPON EXPRESS HOLDINGS, INC.	400	22,696
Nippon Paint Holdings Co., Ltd.	5,000	40,332
Nippon Prologis REIT, Inc.	13	24,996
Nippon Sanso Holdings Corp.	1,000	26,703
Nippon Steel Corp.	4,717	107,754
Nippon Telegraph & Telephone Corp.	157,900	192,809
Nippon Yusen K.K.	2,500	77,209
Nissan Chemical Corp.	700	27,257
Nissan Motor Co., Ltd.	12,500	48,874
Nissin Foods Holdings Co., Ltd.	900	31,428
Nitori Holdings Co., Ltd.	400	53,711
Nitto Denko Corp.	800	59,700
Nomura Holdings, Inc.	16,000	72,057
Nomura Real Estate Holdings, Inc.	500	13,120
Nomura Real Estate Master Fund, Inc.	21	24,560
Nomura Research Institute Ltd.	2,130	61,861
NTT Data Group Corp.	3,400	48,061
Obayashi Corp.	3,200	27,643
Obic Co., Ltd.	364	62,628
Odakyu Electric Railway Co., Ltd.	1,800	27,410
Oji Holdings Corp.	4,700	18,066
Olympus Corp.	6,600	95,266
Omron Corp.	1,000	46,533
Ono Pharmaceutical Co., Ltd.	2,000	35,579
Open House Group Co., Ltd.	400	11,832
Oracle Corp. Japan	200	15,396
Oriental Land Co., Ltd.	5,800	215,576
ORIX Corp.	6,200	116,443
Osaka Gas Co., Ltd.	2,000	41,749
Otsuka Corp.	600	24,693
Otsuka Holdings Co., Ltd.	2,100	78,534
Pan Pacific International Holdings Corp.	2,000	47,609
Panasonic Corp.	11,600	114,232
Rakuten Group, Inc.*	8,500	37,896
Recruit Holdings Co., Ltd.	7,800	326,127
Renesas Electronics Corp.*	7,900	141,260
Resona Holdings, Inc.	11,100	56,270
Ricoh Co., Ltd.	2,800	21,444
Rohm Co., Ltd.	2,000	38,181
SBI Holdings, Inc.	1,210	27,156
SCSK Corp.	700	13,859
Secom Co., Ltd.	1,100	79,134
Seiko Epson Corp.	1,700	25,383
Sekisui Chemical Co., Ltd.	1,900	27,328
Sekisui House Ltd.	3,400	75,365
Seven & i Holdings Co., Ltd.	4,000	158,198
	Number of Shares	Value†

Japan — (continued)
SG Holdings Co., Ltd.	1,700	$ 24,371
Sharp Corp.*	1,200	8,541
Shimadzu Corp.	1,200	33,460
Shimano, Inc.	400	61,618
Shimizu Corp.	2,600	17,247
Shin-Etsu Chemical Co., Ltd.	9,700	405,685
Shionogi & Co., Ltd.	1,400	67,379
Shiseido Co., Ltd.	2,100	63,299
Shizuoka Financial Group, Inc.	2,800	23,677
SMC Corp.	302	161,551
SoftBank Corp.	15,200	189,418
SoftBank Group Corp.	5,600	247,175
Sompo Holdings, Inc.	1,625	79,509
Sony Group Corp.	6,800	643,504
Square Enix Holdings Co., Ltd.	500	17,925
Subaru Corp.	3,400	62,014
SUMCO Corp.	1,700	25,431
Sumitomo Chemical Co., Ltd.	7,900	19,203
Sumitomo Corp.	5,500	119,689
Sumitomo Electric Industries Ltd.	3,800	48,217
Sumitomo Metal Mining Co., Ltd.	1,300	38,607
Sumitomo Mitsui Financial Group, Inc.	6,900	335,753
Sumitomo Mitsui Trust Holdings, Inc.	3,686	70,594
Sumitomo Realty & Development Co., Ltd.	1,500	44,451
Suntory Beverage & Food Ltd.	800	26,304
Suzuki Motor Corp.	2,000	85,233
Sysmex Corp.	900	50,031
T&D Holdings, Inc.	2,700	42,864
Taisei Corp.	900	30,733
Takeda Pharmaceutical Co., Ltd.	8,395	240,752
TDK Corp.	2,100	99,591
Terumo Corp.	3,600	117,724
The Chiba Bank Ltd.	2,500	18,012
The Kansai Electric Power Co., Inc.	3,700	49,107
TIS, Inc.	1,100	24,177
Tobu Railway Co., Ltd.	1,100	29,512
Toho Co., Ltd.	600	20,256
Tokio Marine Holdings, Inc.	9,800	244,030
Tokyo Electric Power Co. Holdings, Inc.*	7,800	40,818
Tokyo Electron Ltd.	2,500	444,350
Tokyo Gas Co., Ltd.	2,200	50,465
Tokyu Corp.	2,700	32,921
TOPPAN Holdings, Inc.	1,200	33,420
Toray Industries, Inc.	7,500	38,850
Tosoh Corp.	1,600	20,397
TOTO Ltd.	800	21,016
Toyota Industries Corp.	800	65,032
Toyota Motor Corp.	57,040	1,045,185
Toyota Tsusho Corp.	1,100	64,550
Trend Micro, Inc.*	700	37,359
Unicharm Corp.	2,200	79,568
USS Co., Ltd.	1,000	20,076
West Japan Railway Co.	1,200	50,002

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Yakult Honsha Co., Ltd.	1,400	$ 31,427
Yamaha Corp.	800	18,428
Yamaha Motor Co., Ltd.	4,800	42,712
Yamato Holdings Co., Ltd.	1,600	29,526
Yaskawa Electric Corp.	1,200	49,946
Yokogawa Electric Corp.	1,100	20,909
Zensho Holdings Co., Ltd.	500	26,162
ZOZO, Inc.	600	13,541
		19,357,230
Jordan — 0.0%
Hikma Pharmaceuticals PLC	864	19,688
Luxembourg — 0.2%
ArcelorMittal S.A.	2,636	74,810
Eurofins Scientific S.E.	738	48,142
Tenaris S.A.	2,440	42,439
		165,391
Macao — 0.0%
Sands China Ltd.*	13,200	38,636
Netherlands — 4.8%
ABN AMRO Bank N.V.	2,159	32,468
Adyen N.V.*	114	147,167
Aegon Ltd.	9,039	52,553
Akzo Nobel N.V.	930	77,010
Argenx S.E.*	317	120,577
ASM International N.V.	247	128,557
ASML Holding N.V.	2,169	1,637,351
ASR Nederland N.V.	850	40,154
BE Semiconductor Industries N.V.	410	61,900
Euronext N.V.	460	39,977
EXOR N.V.	590	59,058
Heineken Holding N.V.	690	58,425
Heineken N.V.	1,532	155,650
IMCD N.V.	310	53,991
ING Groep N.V.	19,614	294,103
JDE Peet's N.V.	767	20,626
Koninklijke Ahold Delhaize N.V.	5,156	148,346
Koninklijke KPN N.V.	16,843	58,026
Koninklijke Philips N.V.*	4,236	99,132
NN Group N.V.	1,342	53,037
OCI NV	619	17,940
Prosus N.V.*	7,849	233,823
QIAGEN N.V.*	1,255	54,563
Randstad N.V.	579	36,338
Stellantis N.V.	4,149	97,166
Stellantis N.V.	7,754	181,681
Universal Music Group N.V.	4,312	123,095
Wolters Kluwer N.V.	1,360	193,487
		4,276,201
New Zealand — 0.2%
Auckland International Airport Ltd.	6,747	37,533
Fisher & Paykel Healthcare Corp. Ltd.	3,207	47,827
Mercury NZ Ltd.	4,492	18,742
	Number of Shares	Value†

New Zealand — (continued)
Meridian Energy Ltd.	6,255	$ 21,903
Spark New Zealand Ltd.	10,047	32,899
Xero Ltd.*	777	59,276
		218,180
Norway — 0.7%
Adevinta ASA*	1,674	18,494
Aker BP ASA	1,791	52,024
DNB Bank ASA	4,840	102,904
Equinor ASA	5,030	159,411
Gjensidige Forsikring ASA	1,242	22,920
Kongsberg Gruppen ASA	500	22,890
Mowi ASA	2,508	44,913
Norsk Hydro ASA	7,369	49,532
Orkla ASA	3,735	29,005
Salmar ASA	343	19,210
Telenor ASA	3,766	43,220
Yara International ASA	895	31,796
		596,319
Portugal — 0.2%
EDP - Energias de Portugal S.A.	17,400	87,574
Galp Energia SGPS S.A.	2,701	39,742
Jeronimo Martins SGPS S.A.	1,517	38,608
		165,924
Singapore — 1.4%
CapitaLand Ascendas REIT	21,190	48,580
CapitaLand Integrated Commercial Trust	29,400	45,829
CapitaLand Investment Ltd.	14,107	33,728
City Developments Ltd.	2,500	12,588
DBS Group Holdings Ltd.	9,848	249,044
Genting Singapore Ltd.	36,200	27,420
Grab Holdings Ltd., Class A*	10,700	36,059
Jardine Cycle & Carriage Ltd.	600	13,522
Keppel Corp. Ltd.	7,500	40,131
Mapletree Logistics Trust	20,077	26,435
Mapletree Pan Asia Commercial Trust	12,700	15,088
Oversea-Chinese Banking Corp. Ltd.	17,891	176,037
Sea Ltd., ADR*	2,000	81,000
Seatrium Ltd.*	262,539	23,443
Sembcorp Industries Ltd.	4,800	19,294
Singapore Airlines Ltd.	8,500	42,205
Singapore Exchange Ltd.	4,300	31,989
Singapore Technologies Engineering Ltd.	7,600	22,380
Singapore Telecommunications Ltd.	43,200	80,871
United Overseas Bank Ltd.	6,637	143,248
UOL Group Ltd.	2,407	11,434
Wilmar International Ltd.	10,300	27,824
		1,208,149
Spain — 2.7%
Acciona S.A.	148	21,792
ACS Actividades de Construccion y Servicios S.A.	1,136	50,455

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — (continued)
Aena SME S.A.	411	$ 74,601
Amadeus IT Group S.A.	2,379	170,863
Banco Bilbao Vizcaya Argentaria S.A.	31,933	291,046
Banco Santander S.A.	87,249	364,935
CaixaBank S.A.	21,428	88,248
Cellnex Telecom S.A.	2,975	117,135
Corp. ACCIONA Energias Renovables S.A.	397	12,321
EDP Renovaveis S.A.	1,789	36,623
Enagas S.A.	1,204	20,311
Endesa S.A.	1,591	32,458
Ferrovial S.E.	2,641	96,399
Grifols S.A.*	1,529	26,157
Iberdrola S.A.	32,902	431,568
Industria de Diseno Textil S.A.	5,772	251,856
Naturgy Energy Group S.A.	633	18,881
Redeia Corp. S.A.	2,108	34,737
Repsol S.A.	6,984	103,600
Telefonica S.A.	26,229	102,552
		2,346,538
Sweden — 3.2%
Alfa Laval AB	1,578	63,174
Assa Abloy AB, Class B	5,279	152,136
Atlas Copco AB, Class A	14,200	244,682
Atlas Copco AB, Class B	8,112	120,351
Beijer Ref AB	1,927	25,858
Boliden AB	1,554	48,639
Epiroc AB, Class A	3,574	71,941
Epiroc AB, Class B	2,199	38,566
EQT AB	2,023	57,279
Essity AB, Class B	3,191	79,080
Evolution AB	1,014	120,778
Fastighets AB Balder, Class B*	3,781	26,814
Getinge AB, Class B	1,344	29,927
H & M Hennes & Mauritz AB, Class B	3,540	62,092
Hexagon AB, Class B	11,349	136,316
Holmen AB, Class B	551	23,272
Husqvarna AB, Class B	2,510	20,704
Industrivarden AB, Class A	694	22,689
Industrivarden AB, Class C	848	27,670
Indutrade AB	1,349	35,158
Investment AB Latour, Class B	921	24,025
Investor AB, Class B	9,147	212,116
L E Lundbergforetagen AB, Class B	471	25,649
Lifco AB, Class B	1,359	33,365
Nibe Industrier AB, Class B	7,900	55,477
Saab AB, Class B	458	27,601
Sagax AB, Class B	919	25,295
Sandvik AB	5,885	127,854
Securitas AB, Class B	2,542	24,922
Skandinaviska Enskilda Banken AB, Class A	8,409	116,050
Skanska AB, Class B	1,869	33,862
SKF AB, Class B	1,796	35,993
	Number of Shares	Value†

Sweden — (continued)
Svenska Cellulosa AB SCA, Class B	3,289	$ 49,409
Svenska Handelsbanken AB, Class A	7,620	82,810
Swedbank AB, Class A	4,396	88,877
Swedish Orphan Biovitrum AB*	1,122	29,702
Tele2 AB, Class B	2,749	23,630
Telefonaktiebolaget LM Ericsson, Class B	15,286	96,198
Telia Co., AB	12,823	32,717
Volvo AB, Class A	971	25,763
Volvo AB, Class B	7,972	207,431
Volvo Car AB, Class B*	3,803	12,334
		2,798,206
Switzerland — 10.4%
ABB Ltd.	8,658	384,399
Adecco Group AG	908	44,595
Alcon, Inc.	2,644	206,856
Avolta AG*	564	22,205
Bachem Holding AG	200	15,488
Baloise Holding AG	248	38,884
Banque Cantonale Vaudoise	182	23,472
Barry Callebaut AG	18	30,387
BKW AG	127	22,589
Chocoladefabriken Lindt & Spruengli AG	1	121,319
Chocoladefabriken Lindt & Spruengli AG, Participation Certificates	5	60,018
Cie Financiere Richemont S.A., Class A	2,821	389,648
Clariant AG*	1,199	17,715
Coca-Cola HBC AG*	1,222	35,882
DSM-Firmenich AG	1,028	104,541
EMS-Chemie Holding AG	37	30,001
Geberit AG	179	114,904
Givaudan S.A.	49	203,189
Glencore PLC	56,576	340,081
Helvetia Holding AG	212	29,232
Holcim AG*	2,773	217,795
Julius Baer Group Ltd.	1,120	62,830
Kuehne + Nagel International AG	282	97,317
Logitech International S.A.	886	84,248
Lonza Group AG	394	166,105
Nestle S.A.	14,359	1,664,494
Novartis AG	11,031	1,114,247
Partners Group Holding AG	120	173,514
Roche Holding AG	3,781	1,099,112
Roche Holding AG	164	50,959
Sandoz Group AG*	2,206	70,976
Schindler Holding AG	125	29,685
Schindler Holding AG, Participation Certificates	207	51,824
SGS S.A.	785	67,770
SIG Group AG*	1,646	37,909
Sika AG	795	259,231
Sonova Holding AG	284	92,882
Straumann Holding AG	611	98,739

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Developed International Index Fund
	Number of Shares	Value†
COMMON STOCKS — (continued)
Switzerland — (continued)
Swiss Life Holding AG	169	$ 117,447
Swiss Prime Site AG	413	44,126
Swiss Re AG	1,593	179,261
Swisscom AG	136	81,854
Temenos AG	314	29,261
The Swatch Group AG	158	42,990
The Swatch Group AG	298	15,624
UBS Group AG	17,756	551,530
VAT Group AG	147	73,832
Zurich Insurance Group AG	785	410,419
		9,221,386
United Arab Emirates — 0.0%
NMC Health PLC*	538	0
United Kingdom — 13.4%
3i Group PLC	5,130	157,899
abrdn PLC	11,339	25,780
Admiral Group PLC	1,397	47,761
Anglo American PLC	6,715	168,054
Ashtead Group PLC	2,316	160,979
Associated British Foods PLC	1,882	56,722
AstraZeneca PLC	8,341	1,125,117
Auto Trader Group PLC	4,893	44,950
Aviva PLC	14,575	80,650
BAE Systems PLC	16,150	228,603
Barclays PLC	82,087	160,732
Barratt Developments PLC	5,409	38,747
Berkeley Group Holdings PLC	623	37,194
BP PLC	91,581	542,899
British American Tobacco PLC	11,482	335,954
BT Group PLC	38,077	59,994
Bunzl PLC	1,861	75,623
Burberry Group PLC	2,050	36,976
Centrica PLC	29,109	52,184
Coca-Cola Europacific Partners PLC	1,134	75,407
Compass Group PLC	9,237	252,755
Croda International PLC	769	49,465
Diageo PLC	12,129	440,224
Endeavour Mining PLC	1,062	23,763
Entain PLC	3,405	42,941
GSK PLC	22,122	408,576
Haleon PLC	30,358	124,294
Halma PLC	2,077	60,391
Hargreaves Lansdown PLC	2,149	20,084
HSBC Holdings PLC	104,563	845,911
Imperial Brands PLC	4,838	111,408
Informa PLC	7,588	75,473
InterContinental Hotels Group PLC	944	85,126
Intertek Group PLC	877	47,478
J. Sainsbury PLC	8,379	32,305
JD Sports Fashion PLC	12,768	26,945
Kingfisher PLC	10,488	32,496
Land Securities Group PLC	3,485	31,276
Legal & General Group PLC	31,357	100,207
Lloyds Banking Group PLC	350,377	212,517
	Number of Shares	Value†

United Kingdom — (continued)
London Stock Exchange Group PLC	2,214	$ 261,720
M&G PLC	11,743	33,234
Melrose Industries PLC	7,190	51,972
Mondi PLC	2,643	51,709
National Grid PLC	19,967	268,982
NatWest Group PLC	30,926	86,141
Next PLC	660	68,227
Ocado Group PLC*	3,089	29,840
Pearson PLC	3,239	39,784
Persimmon PLC	1,547	27,345
Phoenix Group Holdings PLC	3,684	25,085
Reckitt Benckiser Group PLC	3,888	268,285
RELX PLC	6,467	256,571
RELX PLC	3,621	143,469
Rentokil Initial PLC	13,823	77,910
Rio Tinto PLC	6,084	452,535
Rolls-Royce Holdings PLC*	45,897	175,068
Schroders PLC	4,151	22,697
Segro PLC	6,202	69,941
Severn Trent PLC	1,298	42,684
Shell PLC	35,509	1,162,355
Smith & Nephew PLC	4,804	65,993
Smiths Group PLC	1,814	40,716
Spirax-Sarco Engineering PLC	418	55,927
SSE PLC	5,742	135,546
St. James's Place PLC	3,047	26,510
Standard Chartered PLC	12,680	107,604
Taylor Wimpey PLC	17,417	32,603
Tesco PLC	38,561	142,858
The Sage Group PLC	5,350	79,869
Unilever PLC	7,276	352,239
Unilever PLC	6,278	304,279
United Utilities Group PLC	3,526	47,630
Vodafone Group PLC	120,761	105,465
Whitbread PLC	1,086	50,561
Wise PLC, Class A*	3,518	39,125
WPP PLC	5,591	53,405
		11,791,744
TOTAL COMMON STOCKS (Cost $60,532,943)		86,407,113

PREFERRED STOCKS — 0.4%
Germany — 0.4%
Bayerische Motoren Werke AG	341	33,931
Dr. Ing. h.c. F. Porsche AG	628	55,312
Henkel AG & Co., KGaA	924	74,328
Porsche Automobil Holding S.E.	835	42,670
Sartorius AG	146	53,614
Volkswagen AG	1,088	134,103
TOTAL PREFERRED STOCKS (Cost $396,260)		393,958

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Developed International Index Fund
	Number of Shares	Value†

SHORT-TERM INVESTMENTS — 0.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $609,575)	609,575	$ 609,575
TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT — 99.0% (Cost $61,538,778)		87,410,646

SECURITIES SOLD SHORT — (0.0)%

COMMON STOCKS — (0.0)%
Ireland — (0.0)%
CRH PLC (Proceeds Received $10,148)	(161)	(11,080)
TOTAL SECURITIES SOLD SHORT (Proceeds Received $10,148)		(11,080)
TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT — 99.0% (Cost $61,528,630)		$ 87,399,566
Other Assets & Liabilities — 1.0%		887,722
TOTAL NET ASSETS — 100.0%		$ 88,287,288

†	See Security Valuation Note.
*	Non-income producing security.
A/S— Aktieselskab.
AB— Aktiebolag.
ADR— American Depositary Receipt.
AG— Aktiengesellschaft.
ASA— Allmennaksjeselskap.
K.K.— Kabushiki Kaisha
KGaA— Kommanditgesellschaft auf Aktien.
MSCI— Morgan Stanley Capital International.
N.V.— Naamloze Vennootschap.
OYJ— Julkinen Osakeyhtiö.
PLC— Public Limited Company.
REIT— Real Estate Investment Trust.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
SpA— Società per Azioni.
Country Weightings as of 12/31/2023††
Japan	22%
United Kingdom	14
France	12
Switzerland	11
Germany	9
Australia	7
Netherlands	5
Other	20
Total	100%
††	% of total investments as of December 31, 2023.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$ 198,080
Aerospace & Defense	1.9%	1,635,200
Agriculture	0.7%	637,885
Airlines	0.1%	117,141
Apparel	2.3%	1,987,858
Auto Manufacturers	3.4%	2,966,838
Auto Parts & Equipment	0.7%	603,693
Banks	11.0%	9,519,983
Beverages	1.9%	1,651,562
Biotechnology	0.9%	784,570
Building Materials	2.0%	1,719,175
Chemicals	3.0%	2,572,864
Commercial Services	2.7%	2,291,048
Computers	1.1%	908,609
Cosmetics & Personal Care	2.1%	1,852,053
Distribution & Wholesale	1.5%	1,278,290
Diversified Financial Services	1.7%	1,423,626
Electric	2.8%	2,416,891
Electrical Components & Equipment	1.0%	822,237
Electronics	1.7%	1,495,673
Energy-Alternate Sources	0.2%	180,718
Engineering & Construction	1.2%	1,068,843
Entertainment	1.0%	866,270
Food	4.2%	3,612,099
Food Service	0.4%	305,818
Forest Products & Paper	0.3%	254,216
Gas	0.3%	284,296
Hand & Machine Tools	0.3%	233,881
Healthcare Products	2.1%	1,832,064
Healthcare Services	0.6%	481,951
Holding Companies	0.1%	53,985
Home Builders	0.4%	357,571
Home Furnishings	1.0%	830,379
Household Products & Wares	0.4%	306,742
Insurance	5.1%	4,406,048
Internet	0.9%	770,435
Investment Companies	0.5%	441,428
Iron & Steel	0.6%	512,244
Leisure Time	0.1%	122,758
Lodging	0.3%	294,234
Machinery — Construction & Mining	1.2%	1,055,686
Machinery — Diversified	2.0%	1,740,758
Media	0.4%	375,493
Metal Fabricate/Hardware	0.2%	175,901
Mining	2.8%	2,451,577
Miscellaneous Manufacturing	1.2%	1,003,984
Office & Business Equipment	0.2%	182,792
Oil & Gas	4.4%	3,765,838
Oil & Gas Services	0.0%	23,443
Packaging and Containers	0.1%	79,365
Pharmaceuticals	9.2%	7,900,807
Pipelines	0.0%	37,408
Private Equity	0.5%	442,696
Real Estate	1.1%	938,252
Real Estate Investment Trusts	1.2%	1,046,320
Retail	2.1%	1,818,675
Semiconductors	3.9%	3,343,040

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Developed International Index Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Shipbuilding	0.0%	$ 22,890
Software	1.7%	1,468,841
Telecommunications	2.8%	2,453,748
Toys, Games & Hobbies	0.4%	352,180
Transportation	1.7%	1,424,950
Water	0.2%	203,213
Building Materials	(0.0)%	(11,080)
	100.0%	$86,396,033
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Australia	$ 6,438,406	$ 12,812	$ 6,425,594	$—
Austria	163,152	—	163,152	—
Belgium	707,799	57,297	650,502	—
Chile	45,052	—	45,052	—
Denmark	2,902,664	—	2,902,664	—
Finland	941,293	33,881	907,412	—
France	10,336,434	—	10,336,434	—
Germany	6,982,509	—	6,982,509	—
Hong Kong	2,005,830	16,389	1,989,441	—
Ireland	1,131,322	352,790	778,532	—
Israel	585,003	198,894	386,109	—
Italy	1,964,057	19,535	1,944,522	—
Japan	19,357,230	—	19,357,230	—
Jordan	19,688	—	19,688	—
Luxembourg	165,391	—	165,391	—
Macao	38,636	—	38,636	—
Netherlands	4,276,201	254,449	4,021,752	—
New Zealand	218,180	89,174	129,006	—
Norway	596,319	43,220	553,099	—
Portugal	165,924	—	165,924	—
Singapore	1,208,149	117,059	1,091,090	—
Spain	2,346,538	—	2,346,538	—
Sweden	2,798,206	29,702	2,768,504	—
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Switzerland	$ 9,221,386	$ 70,976	$ 9,150,410	$—
United Arab Emirates	—	—	—	—
United Kingdom	11,791,744	228,603	11,563,141	—
Total Common Stocks	$ 86,407,113	$ 1,524,781	$ 84,882,332	$ —
Preferred Stocks
Germany	393,958	—	393,958	—
Total Preferred Stocks	$ 393,958	$ —	$ 393,958	$ —
Short-Term Investments	609,575	609,575	—	—
Total Investments	$ 87,410,646	$ 2,134,356	$ 85,276,290	$ —
Other Financial Instruments(1)
Futures Contracts	$ 58,232	$ 58,232	$ —	$—
Total Assets—Other Financial Instruments	$ 58,232	$ 58,232	$ —	$ —
LIABILITIES TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks - Short
Ireland	$ (11,080)	$—	$ (11,080)	$—
Other Financial Instruments(1)
Forward Foreign Currency Contracts	$(14,936)	$—	$(14,936)	$—
Total Liabilities	$ (26,016)	$ —	$ (26,016)	$ —
(1)	Other financial instruments are derivative instruments not reflected in the value of total investments in securities in the Schedule of Investments such as future contracts and forward foreign currency contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.

Open forward foreign currency contracts held at December 31, 2023 are as follows:
Open forward foreign currency contracts
	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain	Unrealized Foreign Exchange Loss
Sell	Swiss Franc	RBC Capital Markets Corp.	03/14/24	(205,000)	0.83458	$(235,907)	$(245,633)	$—	$(9,726)
Sell	Euro	UBS Securities	03/14/24	(200,000)	0.90312	(216,245)	(221,455)	—	(5,210)
	Total							$—	$(14,936)

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Developed International Index Fund
Futures contracts held by the Fund at December 31, 2023 are as follows:
Futures Contracts: Exchange Traded
Type	Futures Contract	Expiration Date	Numbers of Contracts	Units per Contract	Closing Price	Notional Value	Unrealized Appreciation	Unrealized Depreciation
Long	MSCI EAFE Index	03/15/24	14	50	$2,252	$1,576,680	$58,232	$—
							$58,232	$—
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
International Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 98.7%
Canada — 8.4%
Canadian National Railway Co.	44,645	$ 5,611,579
Constellation Software, Inc.	5,830	14,454,643
Intact Financial Corp.	6,654	1,023,723
		21,089,945
France — 16.4%
Air Liquide S.A.	62,272	12,124,073
EssilorLuxottica S.A.	47,405	9,518,867
Hermes International SCA	3,408	7,243,756
L'Oreal S.A.	24,792	12,358,831
		41,245,527
Germany — 3.5%
SAP S.E.	56,825	8,746,595
India — 3.0%
Tata Consultancy Services Ltd.	163,767	7,458,588
Ireland — 5.9%
Experian PLC	245,626	10,020,396
Flutter Entertainment PLC*	26,373	4,654,611
		14,675,007
Italy — 3.7%
Ferrari N.V.	27,773	9,376,353
Japan — 10.8%
Hoya Corp.	41,468	5,164,393
Keyence Corp.	12,818	5,631,671
Obic Co., Ltd.	52,427	9,020,331
Terumo Corp.	221,551	7,244,942
		27,061,337
Netherlands — 7.1%
IMCD N.V.	33,294	5,798,602
Wolters Kluwer N.V.	84,597	12,035,573
		17,834,175
Spain — 3.4%
Amadeus IT Group S.A.	118,958	8,543,749
Sweden — 1.8%
Epiroc AB, Class A	226,596	4,561,127
Switzerland — 4.0%
Alcon, Inc.	65,531	5,126,885
Nestle S.A.	42,563	4,933,898
		10,060,783
Taiwan — 3.5%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	84,134	8,749,936
United Kingdom — 15.9%
Ashtead Group PLC	55,128	3,831,792
Bunzl PLC	99,892	4,059,164
Diageo PLC	14,051	509,983
Halma PLC	244,881	7,120,138
London Stock Exchange Group PLC	79,255	9,368,856
	Number of Shares	Value†

United Kingdom — (continued)
RELX PLC	294,512	$ 11,684,416
Spirax-Sarco Engineering PLC	25,302	3,385,299
		39,959,648
United States — 11.3%
Aon PLC, Class A	11,794	3,432,290
Linde PLC	8,251	3,388,768
Mastercard, Inc., Class A	30,120	12,846,481
Mettler-Toledo International, Inc.*	3,556	4,313,286
RB Global, Inc.	42,709	2,856,805
Schlumberger N.V.	30,057	1,564,166
		28,401,796
TOTAL COMMON STOCKS (Cost $218,954,223)		247,764,566

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $2,949,128)	2,949,128	2,949,128
TOTAL INVESTMENTS — 99.9% (Cost $221,903,351)		$ 250,713,694
Other Assets & Liabilities — 0.1%		352,004
TOTAL NET ASSETS — 100.0%		$ 251,065,698

†	See Security Valuation Note.
*	Non-income producing security.
AB— Aktiebolag.
ADR— American Depositary Receipt.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.E.— Societas Europaea.
Country Weightings as of 12/31/2023††
France	16%
United Kingdom	16
United States	13
Japan	11
Canada	8
Netherlands	7
Ireland	6
Other	23
Total	100%
††	% of total investments as of December 31, 2023.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Apparel	2.9%	$ 7,243,756
Auto Manufacturers	3.8%	9,376,353
Beverages	0.2%	509,983
Chemicals	6.3%	15,512,841

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
International Equity Fund
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Commercial Services	14.9%	$ 36,937,158
Computers	6.6%	16,478,919
Cosmetics & Personal Care	5.0%	12,358,831
Distribution & Wholesale	4.0%	9,857,766
Diversified Financial Services	9.0%	22,215,337
Electronics	6.7%	16,597,817
Entertainment	1.9%	4,654,611
Food	2.0%	4,933,898
Healthcare Products	8.8%	21,890,694
Insurance	1.8%	4,456,013
Machinery — Construction & Mining	1.8%	4,561,127
Machinery — Diversified	3.6%	9,016,970
Media	4.9%	12,035,573
Oil & Gas Services	0.6%	1,564,166
Semiconductors	3.5%	8,749,936
Software	9.4%	23,201,238
Transportation	2.3%	5,611,579
	100.0%	$247,764,566
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Canada	$ 21,089,945	$21,089,945	$ —	$—
France	41,245,527	—	41,245,527	—
Germany	8,746,595	—	8,746,595	—
India	7,458,588	—	7,458,588	—
Ireland	14,675,007	—	14,675,007	—
Italy	9,376,353	—	9,376,353	—
Japan	27,061,337	—	27,061,337	—
Netherlands	17,834,175	—	17,834,175	—
Spain	8,543,749	—	8,543,749	—
Sweden	4,561,127	—	4,561,127	—
Switzerland	10,060,783	—	10,060,783	—
Taiwan	8,749,936	8,749,936	—	—
United Kingdom	39,959,648	—	39,959,648	—
United States	28,401,796	28,401,796	—	—
Total Common Stocks	$ 247,764,566	$ 58,241,677	$ 189,522,889	$ —
Short-Term Investments	2,949,128	2,949,128	—	—
Total Investments	$ 250,713,694	$ 61,190,805	$ 189,522,889	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Emerging Markets Equity Fund
	Number of Shares	Value†
COMMON STOCKS — 98.5%
Brazil — 11.9%
Banco BTG Pactual S.A.	134,046	$ 1,037,852
Localiza Rent a Car S.A.	133,083	1,742,440
NU Holdings Ltd., Class A*	109,549	912,543
Raia Drogasil S.A.	547,846	3,315,768
TOTVS S.A.	259,185	1,797,584
Vivara Participacoes S.A.	97,736	689,118
WEG S.A.	85,038	646,153
		10,141,458
China — 15.5%
Alibaba Group Holding Ltd.	110,984	1,069,058
Alibaba Group Holding Ltd., ADR	8,013	621,088
Chacha Food Co., Ltd., Class A	159,102	780,723
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	205,507	775,433
JD.com, Inc., Class A	29,474	425,696
Kweichow Moutai Co., Ltd., Class A	3,533	860,010
Midea Group Co., Ltd., Class A	63,190	486,889
NetEase, Inc.	32,483	586,045
NetEase, Inc., ADR	883	82,260
Shanghai M&G Stationery, Inc., Class A	143,406	759,241
Shenzhen Inovance Technology Co., Ltd., Class A	48,438	431,450
Tencent Holdings Ltd.	126,887	4,790,603
Yum China Holdings, Inc.	17,668	749,653
Yum China Holdings, Inc.	17,290	736,164
		13,154,313
Colombia — 0.8%
Bancolombia S.A., ADR	21,741	668,970
Hong Kong — 3.1%
Galaxy Entertainment Group Ltd.	80,552	451,161
Hong Kong Exchanges & Clearing Ltd.	50,483	1,731,580
Techtronic Industries Co., Ltd.	38,931	463,866
		2,646,607
India — 24.9%
APL Apollo Tubes Ltd.	31,430	580,086
Cipla Ltd.	95,354	1,427,541
Eicher Motors Ltd.	40,698	2,025,543
HDFC Bank Ltd.	242,784	4,971,250
Hindustan Unilever Ltd.	34,032	1,088,933
Infosys Ltd.	26,580	492,009
Kotak Mahindra Bank Ltd.	49,017	1,123,105
Max Healthcare Institute Ltd.	131,008	1,080,401
Polycab India Ltd.	14,736	970,750
Power Grid Corp. of India Ltd.	395,164	1,125,564
Reliance Industries Ltd.	69,663	2,162,197
Tata Consultancy Services Ltd.	44,574	2,030,074
Titan Co., Ltd.	26,815	1,183,534
Voltas Ltd.	79,192	930,549
		21,191,536
Indonesia — 7.4%
Avia Avian Tbk PT	25,298,700	821,546
Bank Central Asia Tbk PT	2,741,932	1,674,497
	Number of Shares	Value†

Indonesia — (continued)
Bank Rakyat Indonesia Persero Tbk PT	7,030,809	$ 2,613,126
Telekom Indonesia Persero Tbk PT	4,544,988	1,165,999
		6,275,168
Macao — 0.7%
Sands China Ltd.*	208,398	609,974
Mexico — 6.1%
Arca Continental S.A.B. de C.V.	61,633	673,931
Fomento Economico Mexicano S.A.B. de C.V., ADR	14,091	1,836,762
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	25,094	440,153
Wal-Mart de Mexico S.A.B. de C.V.	541,158	2,275,088
		5,225,934
Netherlands — 0.5%
Heineken N.V.	3,879	394,104
Poland — 1.9%
Dino Polska S.A.*	14,015	1,640,952
Singapore — 0.5%
United Overseas Bank Ltd.	19,890	429,290
South Africa — 3.3%
Clicks Group Ltd.	97,525	1,736,497
Naspers Ltd., Class N	6,461	1,105,929
		2,842,426
South Korea — 8.5%
Orion Corp.	13,803	1,238,683
Samsung Electronics Co., Ltd.	92,940	5,641,164
Samsung SDI Co., Ltd.*	992	361,178
		7,241,025
Taiwan — 10.7%
Accton Technology Corp.	55,164	937,611
Airtac International Group	21,092	693,044
President Chain Store Corp.	253,624	2,226,359
Taiwan Semiconductor Manufacturing Co., Ltd.	271,998	5,214,624
		9,071,638
United Arab Emirates — 1.0%
Americana Restaurants International PLC	1,036,938	883,702
Uruguay — 1.7%
MercadoLibre, Inc.*	892	1,401,814
TOTAL COMMON STOCKS (Cost $81,783,508)		83,818,911

RIGHTS — 0.0%
Brazil — 0.0%
Localiza Rent a Car S.A.* (Cost $0)	477	1,966

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Emerging Markets Equity Fund
	Number of Shares	Value†

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $2,013,417)	2,013,417	$ 2,013,417
TOTAL INVESTMENTS — 100.9% (Cost $83,796,925)		$ 85,834,294
Other Assets & Liabilities — (0.9)%		(732,002)
TOTAL NET ASSETS — 100.0%		$ 85,102,292

†	See Security Valuation Note.
*	Non-income producing security.
ADR— American Depositary Receipt.
N.V.— Naamloze Vennootschap.
PLC— Public Limited Company.
S.A.— Societe Anonyme.
S.A.B. de C.V.— Sociedad Anonima de Capital Variable.
Tbk PT— Terbuka Perseroan Terbatas.
Country Weightings as of 12/31/2023††
India	25%
China	15
Brazil	12
Taiwan	11
South Korea	8
Indonesia	7
Mexico	6
Other	16
Total	100%
††	% of total investments as of December 31, 2023.
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Auto Parts & Equipment	0.4%	$ 361,178
Banks	14.8%	12,392,781
Beverages	4.5%	3,764,807
Building Materials	1.1%	930,549
Chemicals	1.0%	821,546
Commercial Services	2.1%	1,742,440
Computers	3.0%	2,522,083
Diversified Financial Services	3.3%	2,769,432
Electric	1.3%	1,125,564
Electrical Components & Equipment	1.2%	970,750
Electronics	0.5%	431,450
Engineering & Construction	0.5%	440,153
Food	5.3%	4,435,791
Hand & Machine Tools	0.6%	463,866
Healthcare Services	1.3%	1,080,401
Home Furnishings	0.6%	486,889
Household Products & Wares	1.3%	1,088,933
Internet	11.2%	9,414,188
Leisure Time	2.4%	2,025,543
Lodging	1.3%	1,061,135
Machinery — Diversified	0.8%	646,153
COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Metal Fabricate/Hardware	0.7%	$ 580,086
Miscellaneous Manufacturing	0.8%	693,044
Oil & Gas	2.6%	2,162,197
Pharmaceuticals	1.7%	1,427,541
Retail	17.4%	14,555,124
Semiconductors	12.9%	10,855,788
Software	2.9%	2,465,889
Telecommunications	2.5%	2,103,610
	100.0%	$ 83,818,911
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks
Brazil	$10,141,458	$10,141,458	$ —	$—
China	13,154,313	1,453,001	11,701,312	—
Colombia	668,970	668,970	—	—
Hong Kong	2,646,607	—	2,646,607	—
India	21,191,536	1,080,401	20,111,135	—
Indonesia	6,275,168	821,546	5,453,622	—
Macao	609,974	—	609,974	—
Mexico	5,225,934	5,225,934	—	—
Netherlands	394,104	—	394,104	—
Poland	1,640,952	—	1,640,952	—
Singapore	429,290	—	429,290	—
South Africa	2,842,426	1,736,497	1,105,929	—
South Korea	7,241,025	—	7,241,025	—
Taiwan	9,071,638	—	9,071,638	—
United Arab Emirates	883,702	883,702	—	—
Uruguay	1,401,814	1,401,814	—	—
Total Common Stocks	$ 83,818,911	$ 23,413,323	$ 60,405,588	$ —
Rights	1,966	1,966	—	—
Short-Term Investments	2,013,417	2,013,417	—	—
Total Investments	$ 85,834,294	$ 25,428,706	$ 60,405,588	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Real Estate Securities Fund
	Number of Shares	Value†
COMMON STOCKS — 1.0%
Lodging — 1.0%
Boyd Gaming Corp. (Cost $713,960)	18,715	$ 1,171,746

REAL ESTATE INVESTMENT TRUSTS — 97.1%
Apartments — 14.8%
American Homes 4 Rent, Class A	78,675	2,829,153
Apartment Income REIT Corp.	30,467	1,058,119
Camden Property Trust	18,518	1,838,652
Essex Property Trust, Inc.	8,291	2,055,670
Invitation Homes, Inc.	160,190	5,464,081
Mid-America Apartment Communities, Inc.	9,478	1,274,412
UDR, Inc.	59,951	2,295,524
		16,815,611
Diversified — 32.4%
American Tower Corp.	26,613	5,745,215
Crown Castle, Inc.	45,909	5,288,258
Digital Realty Trust, Inc.	52,626	7,082,407
Equinix, Inc.	6,668	5,370,341
SBA Communications Corp.	20,432	5,183,394
VICI Properties, Inc.	144,005	4,590,879
Weyerhaeuser Co.	19,013	661,082
WP Carey, Inc.	43,556	2,822,864
		36,744,440
Healthcare — 9.6%
Healthcare Realty Trust, Inc.	158,836	2,736,744
Medical Properties Trust, Inc.	52,171	256,160
Ventas, Inc.	17,146	854,557
Welltower, Inc.	77,744	7,010,176
		10,857,637
Hotels & Resorts — 0.7%
Host Hotels & Resorts, Inc.	38,886	757,110
Industrial — 11.2%
Americold Realty Trust, Inc.	98,573	2,983,805
Prologis, Inc.	66,839	8,909,639
STAG lndustrial, Inc.	21,887	859,283
		12,752,727
Manufactured Homes — 4.2%
Sun Communities, Inc.	35,624	4,761,148
Office Property — 1.4%
Highwoods Properties, Inc.	66,770	1,533,039
Regional Malls — 6.3%
Simon Property Group, Inc.	50,033	7,136,707
Single Tenant — 5.7%
Realty Income Corp.	93,547	5,371,469
Spirit Realty Capital, Inc.	26,061	1,138,605
		6,510,074
Storage & Warehousing — 8.6%
Extra Space Storage, Inc.	22,898	3,671,236
	Number of Shares	Value†

Storage & Warehousing — (continued)
Iron Mountain, Inc.	74,753	$ 5,231,215
Public Storage	2,917	889,685
		9,792,136
Strip Centers — 2.2%
Kimco Realty Corp.	116,213	2,476,499
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $106,768,009)		110,137,128

SHORT-TERM INVESTMENTS — 1.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $1,859,635)	1,859,635	1,859,635
TOTAL INVESTMENTS — 99.8% (Cost $109,341,604)		$ 113,168,509
Other Assets & Liabilities — 0.2%		276,312
TOTAL NET ASSETS — 100.0%		$ 113,444,821

†	See Security Valuation Note.
REIT— Real Estate Investment Trust.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Common Stocks	$ 1,171,746	$ 1,171,746	$—	$—
Real Estate Investment Trusts	110,137,128	110,137,128	—	—
Short-Term Investments	1,859,635	1,859,635	—	—
Total Investments	$ 113,168,509	$ 113,168,509	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 68.5%
Penn Series Flexibly Managed Fund*	56,923	$ 5,410,510
Penn Series Index 500 Fund*	336,678	14,352,595
Penn Series Large Cap Growth Fund*	15,507	596,851
Penn Series Large Cap Value Fund*	79,510	3,603,420
Penn Series Large Core Value Fund*	99,588	3,011,529
Penn Series Large Growth Stock Fund*	8,074	597,868
Penn Series Mid Cap Growth Fund*	31,474	1,196,662
Penn Series Mid Cap Value Fund*	41,152	1,196,717
Penn Series Mid Core Value Fund*	85,021	2,991,025
Penn Series Real Estate Securities Fund*	95,048	2,984,514
Penn Series Small Cap Growth Fund*	19,692	1,205,523
Penn Series Small Cap Index Fund*	57,393	1,812,458
Penn Series SMID Cap Growth Fund*	26,152	1,202,973
Penn Series SMID Cap Value Fund*	31,316	1,198,151
TOTAL AFFILIATED EQUITY FUNDS (Cost $32,594,109)		41,360,796

AFFILIATED FIXED INCOME FUNDS — 6.9%
Penn Series Limited Maturity Bond Fund*	43,531	595,072
Penn Series Quality Bond Fund*	225,220	3,581,001
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $4,021,960)		4,176,073

AFFILIATED INTERNATIONAL EQUITY FUNDS — 24.0%
Penn Series Developed International Index Fund*	312,238	5,461,045
Penn Series Emerging Markets Equity Fund*	275,136	3,018,239
Penn Series International Equity Fund*	151,568	5,980,870
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $12,896,985)		14,460,154

SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $681,174)	681,174	681,174
TOTAL INVESTMENTS — 100.5% (Cost $50,194,228)		$ 60,678,197
Other Assets & Liabilities — (0.5)%		(309,967)
TOTAL NET ASSETS — 100.0%		$ 60,368,230

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$41,360,796	$41,360,796	$—	$—
Affiliated Fixed Income Funds	4,176,073	4,176,073	—	—
Affiliated International Equity Funds	14,460,154	14,460,154	—	—
Short-Term Investments	681,174	681,174	—	—
Total Investments	$ 60,678,197	$ 60,678,197	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Moderately Aggressive Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 63.7%
Penn Series Flexibly Managed Fund*	193,507	$ 18,392,836
Penn Series Index 500 Fund*	1,001,423	42,690,661
Penn Series Large Cap Growth Fund*	52,711	2,028,857
Penn Series Large Cap Value Fund*	270,291	12,249,588
Penn Series Large Core Value Fund*	338,548	10,237,686
Penn Series Large Growth Stock Fund*	27,446	2,032,365
Penn Series Mid Cap Growth Fund*	106,995	4,067,942
Penn Series Mid Cap Value Fund*	69,946	2,034,040
Penn Series Mid Core Value Fund*	289,011	10,167,427
Penn Series Real Estate Securities Fund*	323,092	10,145,100
Penn Series Small Cap Growth Fund*	33,472	2,049,158
Penn Series Small Cap Index Fund*	260,159	8,215,811
Penn Series SMID Cap Growth Fund*	44,452	2,044,777
Penn Series SMID Cap Value Fund*	106,457	4,073,033
TOTAL AFFILIATED EQUITY FUNDS (Cost $97,489,960)		130,429,281

AFFILIATED FIXED INCOME FUNDS — 16.8%
Penn Series Limited Maturity Bond Fund*	887,822	12,136,527
Penn Series Quality Bond Fund*	1,403,565	22,316,680
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $33,551,233)		34,453,207

AFFILIATED INTERNATIONAL EQUITY FUNDS — 19.0%
Penn Series Developed International Index Fund*	825,628	14,440,239
Penn Series Emerging Markets Equity Fund*	748,256	8,208,365
Penn Series International Equity Fund*	412,183	16,264,745
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $33,887,383)		38,913,349

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $931,550)	931,550	931,550
TOTAL INVESTMENTS — 100.0% (Cost $165,860,126)		$ 204,727,387
Other Assets & Liabilities — 0.0%		24,283
TOTAL NET ASSETS — 100.0%		$ 204,751,670

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$130,429,281	$130,429,281	$—	$—
Affiliated Fixed Income Funds	34,453,207	34,453,207	—	—
Affiliated International Equity Funds	38,913,349	38,913,349	—	—
Short-Term Investments	931,550	931,550	—	—
Total Investments	$ 204,727,387	$ 204,727,387	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Moderate Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 49.8%
Penn Series Flexibly Managed Fund*	202,365	$ 19,234,787
Penn Series Index 500 Fund*	847,785	36,141,060
Penn Series Large Cap Growth Fund*	55,124	2,121,721
Penn Series Large Cap Value Fund*	141,331	6,405,141
Penn Series Large Core Value Fund*	212,425	6,423,719
Penn Series Large Growth Stock Fund*	28,703	2,125,421
Penn Series Mid Cap Growth Fund*	111,892	4,254,125
Penn Series Mid Core Value Fund*	302,236	10,632,674
Penn Series Real Estate Securities Fund*	270,297	8,487,317
Penn Series Small Cap Index Fund*	204,051	6,443,935
Penn Series SMID Cap Growth Fund*	46,486	2,138,361
Penn Series SMID Cap Value Fund*	55,664	2,129,717
TOTAL AFFILIATED EQUITY FUNDS (Cost $78,674,074)		106,537,978

AFFILIATED FIXED INCOME FUNDS — 36.7%
Penn Series High Yield Bond Fund*	482,882	8,474,586
Penn Series Limited Maturity Bond Fund*	1,392,672	19,037,831
Penn Series Quality Bond Fund*	3,202,460	50,919,109
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $75,294,638)		78,431,526

AFFILIATED INTERNATIONAL EQUITY FUNDS — 13.0%
Penn Series Developed International Index Fund*	493,390	8,629,386
Penn Series Emerging Markets Equity Fund*	782,512	8,584,152
Penn Series International Equity Fund*	269,404	10,630,696
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $25,067,544)		27,844,234

SHORT-TERM INVESTMENTS — 0.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $860,052)	860,052	860,052
TOTAL INVESTMENTS — 99.9% (Cost $179,896,308)		$ 213,673,790
Other Assets & Liabilities — 0.1%		142,104
TOTAL NET ASSETS — 100.0%		$ 213,815,894

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$106,537,978	$106,537,978	$—	$—
Affiliated Fixed Income Funds	78,431,526	78,431,526	—	—
Affiliated International Equity Funds	27,844,234	27,844,234	—	—
Short-Term Investments	860,052	860,052	—	—
Total Investments	$ 213,673,790	$ 213,673,790	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Moderately Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 33.8%
Penn Series Flexibly Managed Fund*	66,206	$ 6,292,922
Penn Series Index 500 Fund*	183,555	7,824,954
Penn Series Large Cap Growth Fund*	20,290	780,952
Penn Series Large Cap Value Fund*	52,019	2,357,488
Penn Series Large Core Value Fund*	78,185	2,364,310
Penn Series Mid Core Value Fund*	66,747	2,348,169
Penn Series Real Estate Securities Fund*	99,492	3,124,057
Penn Series Small Cap Index Fund*	25,034	790,559
Penn Series SMID Cap Value Fund*	20,488	783,883
TOTAL AFFILIATED EQUITY FUNDS (Cost $20,966,937)		26,667,294

AFFILIATED FIXED INCOME FUNDS — 56.3%
Penn Series High Yield Bond Fund*	222,174	3,899,153
Penn Series Limited Maturity Bond Fund*	1,082,198	14,793,650
Penn Series Quality Bond Fund*	1,620,788	25,770,522
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $43,560,925)		44,463,325

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.0%
Penn Series Developed International Index Fund*	136,189	2,381,955
Penn Series Emerging Markets Equity Fund*	72,002	789,857
Penn Series International Equity Fund*	99,160	3,912,867
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $6,274,053)		7,084,679

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $1,122,574)	1,122,574	1,122,574
TOTAL INVESTMENTS — 100.5% (Cost $71,924,489)		$ 79,337,872
Other Assets & Liabilities — (0.5)%		(385,121)
TOTAL NET ASSETS — 100.0%		$ 78,952,751

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$26,667,294	$26,667,294	$—	$—
Affiliated Fixed Income Funds	44,463,325	44,463,325	—	—
Affiliated International Equity Funds	7,084,679	7,084,679	—	—
Short-Term Investments	1,122,574	1,122,574	—	—
Total Investments	$ 79,337,872	$ 79,337,872	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Schedule of Investments — December 31, 2023
Conservative Allocation Fund
	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 19.7%
Penn Series Flexibly Managed Fund*	38,640	$ 3,672,739
Penn Series Index 500 Fund*	64,276	2,740,074
Penn Series Large Core Value Fund*	30,420	919,913
Penn Series Mid Core Value Fund*	25,971	913,640
Penn Series Real Estate Securities Fund*	29,033	911,641
TOTAL AFFILIATED EQUITY FUNDS (Cost $7,361,166)		9,158,007

AFFILIATED FIXED INCOME FUNDS — 75.3%
Penn Series High Yield Bond Fund*	129,669	2,275,693
Penn Series Limited Maturity Bond Fund*	997,287	13,632,912
Penn Series Quality Bond Fund*	1,203,936	19,142,590
TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $34,924,814)		35,051,195

AFFILIATED INTERNATIONAL EQUITY FUNDS — 3.0%
Penn Series Developed International Index Fund*	52,989	926,784
Penn Series International Equity Fund*	11,575	456,727
TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $1,217,210)		1,383,511

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.258%) (Cost $920,811)	920,811	920,811
TOTAL INVESTMENTS — 100.0% (Cost $44,424,001)		$ 46,513,524
Other Assets & Liabilities — (0.0)%		(4,993)
TOTAL NET ASSETS — 100.0%		$ 46,508,531

†	See Security Valuation Note.
*	Non-income producing security.
Summary of inputs used to value the Fund’s investments as of 12/31/2023 are as follows (See Security Valuation Note):
ASSETS TABLE
Description	Total Market Value at 12/31/2023	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Affiliated Equity Funds	$ 9,158,007	$ 9,158,007	$—	$—
Affiliated Fixed Income Funds	35,051,195	35,051,195	—	—
Affiliated International Equity Funds	1,383,511	1,383,511	—	—
Short-Term Investments	920,811	920,811	—	—
Total Investments	$ 46,513,524	$ 46,513,524	$ —	$ —
It is the Fund's practice to recognize transfers into and transfers out of Level 3 at the fair value hierarchy as of the beginning of period. The Fund did not have any transfers into and transfers out of Level 3 fair value hierarchy during the reporting period.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2023

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
ASSETS:
Investments at value	$ 149,766,262	$ 183,895,879	$ 389,958,201	$ 126,189,964
Cash	—	30	—	1,021,907
Initial margin held by broker for open futures	—	724,231	1,190,012	8
Foreign currency at value	—	—	—	111,182
Interest and dividends receivable	307,525	1,326,808	2,367,072	2,194,997
Receivable for investment securities sold	—	2,567	—	2,623,100
Receivable for capital stock sold	—	136,580	135,329	17,143
Futures variation margin receivable	—	82,500	58,439	—
Other assets	4,749	4,457	9,102	3,015
Total Assets	150,078,536	186,173,052	393,718,155	132,161,316
LIABILITIES:
Payable for investment securities purchased	—	—	—	1,947,563
Payable for capital stock redeemed	—	104,854	142,625	93,620
Payable to investment adviser (See Note 3)	40,697	72,214	147,875	50,431
Payable to the administrator (See Note 3)	11,584	13,933	28,662	9,564
Other liabilities	54,019	74,929	141,776	55,046
Total Liabilities	106,300	265,930	460,938	2,156,224
NET ASSETS	$149,972,236	$185,907,122	$ 393,257,217	$130,005,092
Investments at cost	$ 149,766,262	$ 190,980,792	$ 408,657,904	$ 125,429,831
Foreign currency at cost	$ —	$ —	$ —	$ 112,601
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 149,973,480	$ 197,913,072	$450,924,667	$ 137,471,083
Total distributable earnings (loss)	(1,244)	(12,005,950)	(57,667,450)	(7,465,991)
NET ASSETS	$149,972,236	$185,907,122	$ 393,257,217	$130,005,092

Shares outstanding, $0.10 par value, 500 million shares authorized	149,952,013
Shares outstanding, $0.10 par value, 250 million shares authorized			24,738,603	7,406,962
Shares outstanding, $0.0001 par value, 250 million shares authorized		13,597,241
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 1.00	$ 13.67	$ 15.90	$ 17.55

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2023

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
ASSETS:
Investments of affiliated issuers at value	$ —	$ 76,035,205	$ —	$ —
Investments of unaffiliated issuers at value	5,131,062,130	205,484	312,084,319	67,507,590
Cash	349,153	—	29	526
Foreign currency at value	409,595	—	7,165	1
Interest and dividends receivable	15,596,906	117	51,246	53,841
Tax reclaims receivable	54,160	—	2,055	17,083
Receivable for investment securities sold	1,438,570	134,120	430,383	—
Receivable for capital stock sold	52,065	72,268	3,408	118,594
Other assets	115,802	1,715	6,719	1,567
Total Assets	5,149,078,381	76,448,909	312,585,324	67,699,202
LIABILITIES:
Written options at value	12,640,597	—	—	—
Payable for investment securities purchased	4,043,298	—	2,974	—
Payable for capital stock redeemed	1,814,697	6,736	74,639	3,915
Payable to investment adviser (See Note 3)	2,932,198	—	178,724	31,462
Payable to the administrator (See Note 3)	369,476	5,521	22,353	4,929
Other liabilities	1,598,033	26,585	135,249	33,775
Total Liabilities	23,398,299	38,842	413,939	74,081
NET ASSETS	$5,125,680,082	$76,410,067	$ 312,171,385	$ 67,625,121
Investments of affiliated issuers at cost	$ —	$ 53,611,204	$ —	$ —
Investments of unaffiliated issuers at cost	$ 4,601,211,004	$ 205,484	$ 193,491,948	$ 48,347,438
Written options, premiums received	$ (17,244,918)	$ —	$ —	$ —
Foreign currency at cost	$ 399,856	$ —	$ 6,663	$ 1
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 4,648,142,712	$ 53,989,537	$194,939,303	$ 48,589,323
Total distributable earnings (loss)	477,537,370	22,420,530	117,232,082	19,035,798
NET ASSETS	$5,125,680,082	$76,410,067	$ 312,171,385	$ 67,625,121

Shares outstanding, $0.10 par value, 250 million shares authorized	53,932,844		4,215,513
Shares outstanding, $0.0001 par value, 250 million shares authorized		2,461,695		1,756,845
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 95.04	$ 31.04	$ 74.05	$ 38.49

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2023

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
ASSETS:
Investments at value	$ 116,909,148	$ 166,194,140	$ 135,799,811	$ 728,389,382
Cash	—	41,882	1,279	448
Initial margin held by broker for open futures	—	—	—	141,602
Interest and dividends receivable	28,598	235,740	183,787	682,580
Tax reclaims receivable	12,163	162,676	39,098	355
Receivable for capital stock sold	—	26,800	24,028	126,546
Other assets	2,489	3,797	3,248	16,163
Total Assets	116,952,398	166,665,035	136,051,251	729,357,076
LIABILITIES:
Cash overdraft	6	—	—	—
Payable for investment securities purchased	—	111,585	—	—
Payable for capital stock redeemed	13,444	48,837	25,388	300,759
Futures variation margin payable	—	—	—	6,204
Payable to investment adviser (See Note 3)	56,978	92,600	77,443	76,820
Payable to the administrator (See Note 3)	8,374	11,951	10,062	51,701
Other liabilities	47,768	66,463	54,877	248,544
Total Liabilities	126,570	331,436	167,770	684,028
NET ASSETS	$116,825,828	$166,333,599	$135,883,481	$728,673,048
Investments at cost	$ 98,883,673	$ 143,389,604	$ 124,153,378	$ 364,527,070
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 165,593,749	$ 143,991,762	$ 125,706,938	$ 371,322,244
Total distributable earnings (loss)	(48,767,921)	22,341,837	10,176,543	357,350,804
NET ASSETS	$116,825,828	$166,333,599	$135,883,481	$728,673,048

Shares outstanding, $0.10 par value, 250 million shares authorized		3,670,476
Shares outstanding, $0.0001 par value, 250 million shares authorized	3,859,238		4,493,651	17,091,664
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 30.27	$ 45.32	$ 30.24	$ 42.63

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2023

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
ASSETS:
Investments at value	$ 148,352,116	$ 91,223,576	$80,964,292	$ 72,465,860
Cash	—	17	553	22
Foreign currency at value	—	—	191	—
Interest and dividends receivable	48,839	94,829	192,040	14,928
Tax reclaims receivable	—	282	38,686	—
Receivable for investment securities sold	7,667	—	419,219	—
Receivable for capital stock sold	5,543	5,825	24,937	9,033
Other assets	3,181	2,002	1,830	1,561
Total Assets	148,417,346	91,326,531	81,641,748	72,491,404
LIABILITIES:
Payable for investment securities purchased	67,655	306,418	239,114	213,503
Payable for capital stock redeemed	20,690	22,487	51,581	3,919
Payable to investment adviser (See Note 3)	86,264	42,061	46,973	45,025
Payable to the administrator (See Note 3)	10,290	6,444	5,819	5,007
Unrealized depreciation of forward foreign currency contracts	—	—	58,903	—
Other liabilities	59,482	38,100	46,633	31,026
Total Liabilities	244,381	415,510	449,023	298,480
NET ASSETS	$148,172,965	$ 90,911,021	$ 81,192,725	$72,192,924
Investments at cost	$ 115,850,638	$ 73,977,896	$ 80,543,880	$ 61,984,050
Foreign currency at cost	$ —	$ —	$ 9	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 115,731,281	$73,684,226	$ 81,365,765	$ 72,903,075
Total distributable earnings (loss)	32,441,684	17,226,795	(173,040)	(710,151)
NET ASSETS	$148,172,965	$ 90,911,021	$ 81,192,725	$72,192,924

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,896,994	3,126,169	2,307,993	1,569,288
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 38.02	$ 29.08	$ 35.18	$ 46.00

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2023

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
ASSETS:
Investments at value	$ 51,138,958	$ 103,069,450	$ 157,227,516	$ 84,633,139
Cash	91	12	—	138
Initial margin held by broker for open futures	—	—	—	19,497
Interest and dividends receivable	54,616	21,198	265,475	93,256
Tax reclaims receivable	—	2,228	5,183	—
Receivable for investment securities sold	—	—	1,100,654	126,506
Receivable for capital stock sold	66,370	5,543	—	11,705
Other assets	1,091	2,273	3,383	1,837
Total Assets	51,261,126	103,100,704	158,602,211	84,886,078
LIABILITIES:
Payable for investment securities purchased	30,365	30,101	451,956	48,060
Payable for capital stock redeemed	5,207	26,137	33,050	24,196
Futures variation margin payable	—	—	—	4,740
Payable to investment adviser (See Note 3)	35,597	62,942	93,709	20,971
Payable to the administrator (See Note 3)	3,523	7,158	10,948	5,822
Other liabilities	28,725	43,283	73,124	60,628
Total Liabilities	103,417	169,621	662,787	164,417
NET ASSETS	$ 51,157,709	$102,931,083	$157,939,424	$ 84,721,661
Investments at cost	$47,929,826	$ 72,487,214	$ 142,889,410	$ 81,046,854
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 48,593,330	$ 72,408,691	$ 145,551,629	$ 81,533,817
Total distributable earnings (loss)	2,564,379	30,522,392	12,387,795	3,187,844
NET ASSETS	$ 51,157,709	$102,931,083	$157,939,424	$ 84,721,661

Shares outstanding, $0.10 par value, 500 million shares authorized	1,337,284		3,261,774
Shares outstanding, $0.0001 par value, 250 million shares authorized		1,681,464		2,682,948
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 38.25	$ 61.22	$ 48.42	$ 31.58

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2023

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
ASSETS:
Investments at value	$ 87,410,646	$ 250,713,694	$ 85,834,294	$ 113,168,509
Cash	—	—	4,245	—
Initial margin held by broker for open futures	57,674	—	—	—
Foreign currency at value	355,949	13,788	27,419	—
Interest and dividends receivable	70,906	110,732	138,952	473,405
Tax reclaims receivable	522,056	561,005	26,731	—
Receivable for capital stock sold	35,911	44,666	17,248	33,627
Futures variation margin receivable	873	—	—	—
Other assets	1,896	5,999	2,038	2,121
Total Assets	88,455,911	251,449,884	86,050,927	113,677,662
LIABILITIES:
Securities sold short, at value	11,080	—	—	—
Payable for investment securities purchased	—	—	343,621	103,736
Payable for capital stock redeemed	35,518	92,944	65,512	18,159
Payable to investment adviser (See Note 3)	21,907	171,234	63,328	62,343
Payable to the administrator (See Note 3)	6,242	18,129	6,450	7,174
Deferred Indian capital gains tax	—	3,795	385,242	—
Unrealized depreciation of forward foreign currency contracts	14,936	—	—	—
Other liabilities	78,940	98,084	84,482	41,429
Total Liabilities	168,623	384,186	948,635	232,841
NET ASSETS	$88,287,288	$251,065,698	$ 85,102,292	$113,444,821
Investments at cost	$ 61,538,778	$ 221,903,351	$ 83,796,925	$ 109,341,604
Securities sold short, proceeds received	$ (10,148)	$ —	$ —	$ —
Foreign currency at cost	$ 347,624	$ 13,840	$ 25,603	$ —
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 64,105,339	$ 234,913,015	$ 104,007,239	$ 111,728,931
Total distributable earnings (loss)	24,181,949	16,152,683	(18,904,947)	1,715,890
NET ASSETS	$88,287,288	$251,065,698	$ 85,102,292	$113,444,821

Shares outstanding, $0.10 par value, 250 million shares authorized		6,362,041
Shares outstanding, $0.0001 par value, 250 million shares authorized	5,047,645		7,759,638	3,612,405
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 17.49	$ 39.46	$ 10.97	$ 31.40

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2023

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 59,997,023	$ 203,795,837	$ 212,813,738	$ 78,215,298
Investments of unaffiliated issuers at value	681,174	931,550	860,052	1,122,574
Cash	—	76	—	—
Interest and dividends receivable	417	846	751	696
Receivable for investment securities sold	—	130,091	260,432	—
Receivable for capital stock sold	1,880	1,346	58	404
Other assets	1,340	4,629	4,970	1,797
Total Assets	60,681,834	204,864,375	213,940,001	79,340,769
LIABILITIES:
Payable for investment securities purchased	277,155	—	—	339,010
Payable for capital stock redeemed	4,492	12,879	19,010	7,965
Payable to investment adviser (See Note 3)	6,007	20,505	21,430	7,911
Payable to the administrator (See Note 3)	4,300	14,715	15,570	5,719
Other liabilities	21,650	64,606	68,097	27,413
Total Liabilities	313,604	112,705	124,107	388,018
NET ASSETS	$60,368,230	$204,751,670	$213,815,894	$78,952,751
Investments of affiliated issuers at cost	$ 49,513,054	$ 164,928,576	$ 179,036,256	$ 70,801,915
Investments of unaffiliated issuers at cost	$ 681,174	$ 931,550	$ 860,052	$ 1,122,574
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 50,066,524	$ 166,035,707	$ 180,093,723	$ 71,642,312
Total distributable earnings (loss)	10,301,706	38,715,963	33,722,171	7,310,439
NET ASSETS	$60,368,230	$204,751,670	$213,815,894	$78,952,751

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,273,531	7,513,043	9,208,175	3,897,812
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 26.55	$ 27.25	$ 23.22	$ 20.26

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Assets and Liabilities
December 31, 2023

Conservative Allocation Fund
ASSETS:
Investments of affiliated issuers at value	$ 45,592,713
Investments of unaffiliated issuers at value	920,811
Interest and dividends receivable	926
Receivable for investment securities sold	28,900
Other assets	1,091
Total Assets	46,544,441
LIABILITIES:
Payable for capital stock redeemed	9,966
Payable to investment adviser (See Note 3)	4,672
Payable to the administrator (See Note 3)	3,384
Other liabilities	17,888
Total Liabilities	35,910
NET ASSETS	$46,508,531
Investments of affiliated issuers at cost	$ 43,503,190
Investments of unaffiliated issuers at cost	$ 920,811
COMPONENTS OF NET ASSETS:
Paid-in capital	$ 44,420,112
Total distributable earnings (loss)	2,088,419
NET ASSETS	$46,508,531

Shares outstanding, $0.0001 par value, 250 million shares authorized	2,727,931
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$ 17.05
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2023

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$ 1,055,450	$ 69,931	$ 240,213	$ 188,779
Interest	6,752,347	8,966,694	17,502,093	8,459,941
Foreign taxes withheld	—	—	—	(6,169)
Total Investment Income	7,807,797	9,036,625	17,742,306	8,642,551
EXPENSES:
Investment advisory fees (See Note 3)	517,499	912,283	1,706,570	607,015
Shareholder servicing fees (See Note 3)	141,138	178,727	342,122	118,764
Administration fees (See Note 3)	47,046	59,576	114,041	39,588
Accounting fees (See Note 3)	98,410	119,293	194,041	85,980
Directors’ fees and expenses	8,451	10,159	19,593	6,793
Custodian fees and expenses	11,621	13,103	24,916	8,707
Pricing fees	8,784	20,100	22,920	19,969
Professional fees	15,847	21,379	41,395	14,367
Printing fees	10,524	12,412	23,609	8,858
Other expenses	42,017	55,867	78,802	49,067
Total Expenses	901,337	1,402,899	2,568,009	959,108
Net Investment Income (Loss)	6,906,460	7,633,726	15,174,297	7,683,443
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,334)	(1,607,746)	(13,869,304)	(2,367,292)
Futures contracts	—	(1,159,029)	(3,272,221)	—
Net realized gain (loss)	(1,334)	(2,766,775)	(17,141,525)	(2,367,292)
Net change in unrealized appreciation (depreciation) of:
Investments	—	7,578,161	24,028,735	8,660,816
Futures contracts	—	986,843	2,185,013	—
Foreign currencies	—	—	—	2,285
Net change in unrealized appreciation (depreciation)	—	8,565,004	26,213,748	8,663,101
Net Realized and Unrealized Gain (Loss)	(1,334)	5,798,229	9,072,223	6,295,809
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 6,905,126	$13,431,955	$24,246,520	$13,979,252

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2023

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 52,272,144	$ 14,703	$ 1,586,362	$ 734,615
Interest	96,161,027	—	—	10,651
Foreign taxes withheld	(489,582)	—	(18,821)	(12,040)
Total Investment Income	147,943,589	14,703	1,567,541	733,226
EXPENSES:
Investment advisory fees (See Note 3)	33,341,950	—	1,977,625	366,347
Shareholder servicing fees (See Note 3)	4,367,609	65,887	255,446	59,948
Administration fees (See Note 3)	1,455,870	21,962	85,149	19,983
Accounting fees (See Note 3)	1,110,580	12,000	161,606	46,626
Directors’ fees and expenses	254,349	3,746	13,881	3,442
Custodian fees and expenses	331,011	4,778	18,249	4,694
Pricing fees	27,282	3,118	7,861	5,614
Professional fees	550,907	7,469	48,804	7,702
Printing fees	290,330	5,553	17,172	5,287
Recaptured advisory fee (See Note 3)	—	—	—	2,673
Other expenses	740,918	21,897	118,254	68,316
Total Expenses	42,470,806	146,410	2,704,047	590,632
Less: Waivers and reimbursement from advisor (See Note 3)	—	—	—	(2,673)
Net Expenses	42,470,806	146,410	2,704,047	587,959
Net Investment Income (Loss)	105,472,783	(131,707)	(1,136,506)	145,267
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Affiliated Investments	—	6,088,922	—	—
Unaffiliated investments	47,325,604	—	21,092,707	7,575,064
Written options	(5,997,817)	—	—	—
Foreign currencies	(151,133)	—	(2,033)	320
Forward foreign currency contracts	—	—	—	(112)
Net realized gain (loss)	41,176,654	6,088,922	21,090,674	7,575,272
Net change in unrealized appreciation (depreciation) of:
Affiliated Investments	—	6,076,370	—	—
Unaffiliated Investments	692,370,271	—	87,546,908	6,419,541
Written options	(12,869,235)	—	—	—
Foreign currencies	22,464	—	746	1,141
Net change in unrealized appreciation (depreciation)	679,523,500	6,076,370	87,547,654	6,420,682
Net Realized and Unrealized Gain (Loss)	720,700,154	12,165,292	108,638,328	13,995,954
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 826,172,937	$12,033,585	$ 107,501,822	$ 14,141,221

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2023

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$ 640,155	$ 3,686,664	$ 3,101,897	$ 11,137,625
Foreign taxes withheld	(7,141)	(74,669)	(22,078)	(2,589)
Total Investment Income	633,014	3,611,995	3,079,819	11,135,036
EXPENSES:
Investment advisory fees (See Note 3)	636,805	1,083,498	1,002,457	856,590
Shareholder servicing fees (See Note 3)	97,734	145,869	134,797	608,692
Administration fees (See Note 3)	32,578	48,623	44,933	202,897
Accounting fees (See Note 3)	74,263	101,038	94,887	275,265
Directors’ fees and expenses	5,202	8,386	7,808	36,308
Custodian fees and expenses	6,711	10,835	9,936	47,103
Pricing fees	3,934	7,408	4,219	11,763
Professional fees	21,547	20,140	20,127	76,484
Printing fees	6,758	10,854	10,143	43,199
Other expenses	62,539	84,242	71,902	185,650
Total Expenses	948,071	1,520,893	1,401,209	2,343,951
Net Investment Income (Loss)	(315,057)	2,091,102	1,678,610	8,791,085
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(27,769,212)	7,191,758	8,907,105	40,519,617
Futures contracts	—	—	—	147,015
Foreign currencies	(18,157)	—	151	—
Net realized gain (loss)	(27,787,369)	7,191,758	8,907,256	40,666,632
Net change in unrealized appreciation (depreciation) of:
Investments	60,429,761	8,653,185	798,353	106,194,793
Futures contracts	—	—	—	255,543
Foreign currencies	106	—	239	—
Net change in unrealized appreciation (depreciation)	60,429,867	8,653,185	798,592	106,450,336
Net Realized and Unrealized Gain (Loss)	32,642,498	15,844,943	9,705,848	147,116,968
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 32,327,441	$ 17,936,045	$11,384,458	$155,908,053

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2023

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$ 794,710	$ 1,637,606	$ 2,318,935	$ 427,109
Foreign taxes withheld	—	(4,407)	(45,575)	(387)
Total Investment Income	794,710	1,633,199	2,273,360	426,722
EXPENSES:
Investment advisory fees (See Note 3)	995,716	479,297	568,177	533,678
Shareholder servicing fees (See Note 3)	128,021	78,431	74,110	64,042
Administration fees (See Note 3)	42,674	26,143	24,704	21,347
Accounting fees (See Note 3)	91,123	61,001	57,641	49,810
Directors’ fees and expenses	7,175	4,521	4,340	3,679
Custodian fees and expenses	9,281	5,784	7,671	4,834
Pricing fees	5,364	5,556	7,456	4,711
Professional fees	14,928	9,908	10,106	7,742
Printing fees	9,399	6,470	6,194	5,391
Recaptured advisory fee (See Note 3)	—	354	—	—
Other expenses	86,414	52,379	102,690	48,585
Total Expenses	1,390,095	729,844	863,089	743,819
Less: Waivers and reimbursement from advisor (See Note 3)	—	(6,541)	—	—
Net Expenses	1,390,095	723,303	863,089	743,819
Net Investment Income (Loss)	(595,385)	909,896	1,410,271	(317,097)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	7,250,033	3,241,009	2,848,508	(4,672,910)
Foreign currencies	—	2	(15,114)	11
Forward foreign currency contracts	—	—	(34,631)	—
Net realized gain (loss)	7,250,033	3,241,011	2,798,763	(4,672,899)
Net change in unrealized appreciation (depreciation) of:
Investments	19,342,876	5,280,963	470,533	14,312,866
Foreign currencies	—	(9)	790	—
Forward foreign currency contracts	—	—	(25,159)	—
Net change in unrealized appreciation (depreciation)	19,342,876	5,280,954	446,164	14,312,866
Net Realized and Unrealized Gain (Loss)	26,592,909	8,521,965	3,244,927	9,639,967
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 25,997,524	$ 9,431,861	$ 4,655,198	$ 9,322,870

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2023

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$ 894,740	$ 629,952	$ 2,656,125	$ 1,248,254
Foreign taxes withheld	(3,163)	(6,613)	(5,499)	(2,484)
Total Investment Income	891,577	623,339	2,650,626	1,245,770
EXPENSES:
Investment advisory fees (See Note 3)	437,897	736,748	1,093,264	245,640
Shareholder servicing fees (See Note 3)	46,918	89,903	135,741	73,692
Administration fees (See Note 3)	15,639	29,968	45,247	24,564
Accounting fees (See Note 3)	36,492	69,551	95,412	57,316
Directors’ fees and expenses	2,671	5,045	7,627	4,304
Custodian fees and expenses	3,472	7,383	9,878	5,675
Pricing fees	4,535	6,897	8,084	32,464
Professional fees	5,724	11,038	16,690	12,425
Printing fees	4,351	6,944	10,072	6,233
Other expenses	64,658	66,478	129,374	118,871
Total Expenses	622,357	1,029,955	1,551,389	581,184
Less: Waivers and reimbursement from advisor (See Note 3)	—	—	(12,990)	—
Net Expenses	622,357	1,029,955	1,538,399	581,184
Net Investment Income (Loss)	269,220	(406,616)	1,112,227	664,586
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,479,412	5,432,703	(102,960)	2,804,024
Futures contracts	—	—	—	(17,186)
Foreign currencies	19	(131)	—	—
Forward foreign currency contracts	—	266	—	—
Net realized gain (loss)	3,479,431	5,432,838	(102,960)	2,786,838
Net change in unrealized appreciation (depreciation) of:
Investments	4,104,047	11,973,592	15,210,694	8,735,060
Futures contracts	—	—	—	47,431
Foreign currencies	—	15	—	—
Net change in unrealized appreciation (depreciation)	4,104,047	11,973,607	15,210,694	8,782,491
Net Realized and Unrealized Gain (Loss)	7,583,478	17,406,445	15,107,734	11,569,329
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,852,698	$16,999,829	$16,219,961	$ 12,233,915

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2023

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$ 2,844,049	$ 3,799,139	$ 1,924,773	$ 3,229,943
Interest	47,236	—	—	—
Foreign taxes withheld	(296,674)	(469,898)	(249,973)	—
Total Investment Income	2,594,611	3,329,241	1,674,800	3,229,943
EXPENSES:
Investment advisory fees (See Note 3)	260,762	2,100,017	793,965	691,315
Shareholder servicing fees (See Note 3)	78,228	235,159	82,134	88,883
Administration fees (See Note 3)	26,076	78,386	27,378	29,628
Accounting fees (See Note 3)	69,537	176,772	72,992	68,774
Directors’ fees and expenses	4,328	13,316	4,666	4,607
Custodian fees and expenses	19,479	51,253	47,182	6,176
Pricing fees	89,647	9,736	14,992	4,508
Professional fees	37,605	36,467	43,769	10,120
Printing fees	6,376	16,376	6,554	6,573
Other expenses	218,744	108,370	120,394	46,127
Total Expenses	810,782	2,825,852	1,214,026	956,711
Net Investment Income (Loss)	1,783,829	503,389	460,774	2,273,232
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,211,142	1,870,728	(11,688,035)	2,725,625
Futures contracts	202,200	—	—	—
Foreign currencies	32,353	(692,384)	(121,026)	—
Forward foreign currency contracts	(242)	—	—	—
Net realized gain (loss)	2,445,453	1,178,344	(11,809,061)	2,725,625
Net change in unrealized appreciation (depreciation) of:
Investments	9,357,606	35,136,477	12,734,007	6,297,200
Short sales	(932)	—	—	—
Futures contracts	61,082	—	—	—
Foreign currencies	37,485	42,378	7,440	—
Forward foreign currency contracts	(14,936)	—	—	—
Net change in unrealized appreciation (depreciation)	9,440,305	35,178,855	12,741,447	6,297,200
Net Realized and Unrealized Gain (Loss)	11,885,758	36,357,199	932,386	9,022,825
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,669,587	$36,860,588	$ 1,393,160	$11,296,057

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Operations
For The Year Ended December 31, 2023

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 18,333	$ 47,041	$ 45,628	$ 34,535
Total Investment Income	18,333	47,041	45,628	34,535
EXPENSES:
Investment advisory fees (See Note 3)	69,307	237,540	258,765	94,877
Shareholder servicing fees (See Note 3)	51,980	178,227	195,358	71,157
Administration fees (See Note 3)	17,327	59,409	65,119	23,719
Accounting fees (See Note 3)	12,000	19,803	21,707	12,000
Directors’ fees and expenses	2,978	10,173	11,080	4,049
Custodian fees and expenses	3,808	13,045	14,205	5,212
Pricing fees	3,118	3,119	3,118	3,119
Professional fees	5,912	20,087	21,560	7,942
Printing fees	4,692	12,881	13,727	5,850
Other expenses	22,767	40,549	42,939	25,605
Total Expenses	193,889	594,833	647,578	253,530
Net Investment Income (Loss)	(175,556)	(547,792)	(601,950)	(218,995)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	2,844,182	11,464,640	15,837,251	3,875,972
Net change in unrealized appreciation (depreciation) of affiliated investments	5,603,665	15,770,331	10,685,916	4,395,268
Net Realized and Unrealized Gain (Loss)	8,447,847	27,234,971	26,523,167	8,271,240
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 8,272,291	$26,687,179	$ 25,921,217	$8,052,245
Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$ 43,756
Total Investment Income	43,756
EXPENSES:
Investment advisory fees (See Note 3)	56,262
Shareholder servicing fees (See Note 3)	42,197
Administration fees (See Note 3)	14,066
Accounting fees (See Note 3)	12,000
Directors’ fees and expenses	2,427
Custodian fees and expenses	3,115
Pricing fees	3,118
Professional fees	4,676
Printing fees	4,009
Other expenses	21,641
Total Expenses	163,511
Net Investment Income (Loss)	(119,755)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on affiliated investments	1,573,043
Net change in unrealized appreciation (depreciation) of affiliated investments	2,544,816
Net Realized and Unrealized Gain (Loss)	4,117,859
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,998,104
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 6,906,460	$ 415,386	$ 7,633,726	$ 2,491,969
Net realized gain (loss)	(1,334)	—	(2,766,775)	(2,519,029)
Net change in unrealized appreciation (depreciation)	—	—	8,565,004	(11,635,070)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,905,126	415,386	13,431,955	(11,662,130)
Distributions from:
Distributable earnings	(6,906,465)	(415,386)	—	—
Total Distributions	(6,906,465)	(415,386)	—	—
Capital Share Transactions (1):
Shares issued	135,889,845	104,403,034	13,556,371	29,962,838
Shares issued in lieu of cash distributions	6,842,734	415,389	—	—
Shares redeemed	(158,081,532)	(101,697,413)	(64,805,284)	(54,561,039)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(15,348,953)	3,121,010	(51,248,913)	(24,598,201)
Total Increase (Decrease)	(15,350,292)	3,121,010	(37,816,958)	(36,260,331)
Net Assets:
Beginning of period	165,322,528	162,201,518	223,724,080	259,984,411
End of period	$ 149,972,236	$ 165,322,528	$ 185,907,122	$ 223,724,080
(1) Shares Issued and Redeemed:
Shares issued	135,889,845	104,399,829	1,027,640	2,301,847
Shares issued in lieu of cash distributions	6,842,734	415,389	—	—
Shares redeemed	(158,081,532)	(101,697,413)	(4,938,392)	(4,223,027)
	(15,348,953)	3,117,805	(3,910,752)	(1,921,180)
	Quality Bond Fund		High Yield Bond Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 15,174,297	$ 10,534,754	$ 7,683,443	$ 7,107,998
Net realized gain (loss)	(17,141,525)	(23,468,515)	(2,367,292)	(5,810,715)
Net change in unrealized appreciation (depreciation)	26,213,748	(49,373,130)	8,663,101	(11,984,894)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,246,520	(62,306,891)	13,979,252	(10,687,611)
Capital Share Transactions (1):
Shares issued	64,133,142	19,526,045	5,027,735	10,250,624
Shares redeemed	(49,712,192)	(74,695,779)	(29,604,401)	(28,391,945)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	14,420,950	(55,169,734)	(24,576,666)	(18,141,321)
Total Increase (Decrease)	38,667,470	(117,476,625)	(10,597,414)	(28,828,932)
Net Assets:
Beginning of period	354,589,747	472,066,372	140,602,506	169,431,438
End of period	$ 393,257,217	$ 354,589,747	$ 130,005,092	$ 140,602,506
(1) Shares Issued and Redeemed:
Shares issued	4,195,413	1,223,192	304,314	639,277
Shares redeemed	(3,267,271)	(4,795,215)	(1,807,867)	(1,788,791)
	928,142	(3,572,023)	(1,503,553)	(1,149,514)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 105,472,783	$ 63,440,848	$ (131,707)	$ (163,963)
Net realized gain (loss)	41,176,654	462,769,931	6,088,922	5,927,097
Net change in unrealized appreciation (depreciation)	679,523,500	(1,184,708,940)	6,076,370	(20,658,543)
Net Increase (Decrease) in Net Assets Resulting from Operations	826,172,937	(658,498,161)	12,033,585	(14,895,409)
Capital Share Transactions (1):
Shares issued	67,324,034	84,773,529	1,609,914	2,360,560
Shares redeemed	(364,632,797)	(317,124,224)	(7,556,504)	(9,894,988)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(297,308,763)	(232,350,695)	(5,946,590)	(7,534,428)
Total Increase (Decrease)	528,864,174	(890,848,856)	6,086,995	(22,429,837)
Net Assets:
Beginning of period	4,596,815,908	5,487,664,764	70,323,072	92,752,909
End of period	$ 5,125,680,082	$ 4,596,815,908	$ 76,410,067	$ 70,323,072
(1) Shares Issued and Redeemed:
Shares issued	767,673	1,016,335	56,516	83,940
Shares redeemed	(4,181,312)	(3,829,470)	(264,288)	(352,454)
	(3,413,639)	(2,813,135)	(207,772)	(268,514)
	Large Growth Stock Fund		Large Cap Growth Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (1,136,506)	$ (1,636,684)	$ 145,267	$ 110,827
Net realized gain (loss)	21,090,674	63,327	7,575,272	6,009,843
Net change in unrealized appreciation (depreciation)	87,547,654	(163,378,939)	6,420,682	(21,530,447)
Net Increase (Decrease) in Net Assets Resulting from Operations	107,501,822	(164,952,296)	14,141,221	(15,409,777)
Capital Share Transactions (1):
Shares issued	15,747,715	18,308,685	3,940,047	13,984,872
Shares redeemed	(46,924,235)	(46,197,710)	(13,110,799)	(14,936,577)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(31,176,520)	(27,889,025)	(9,170,752)	(951,705)
Total Increase (Decrease)	76,325,302	(192,841,321)	4,970,469	(16,361,482)
Net Assets:
Beginning of period	235,846,083	428,687,404	62,654,652	79,016,134
End of period	$ 312,171,385	$ 235,846,083	$ 67,625,121	$ 62,654,652
(1) Shares Issued and Redeemed:
Shares issued	258,804	302,960	113,888	432,074
Shares redeemed	(734,527)	(769,912)	(373,184)	(470,225)
	(475,723)	(466,952)	(259,296)	(38,151)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (315,057)	$ (817,799)	$ 2,091,102	$ 2,210,445
Net realized gain (loss)	(27,787,369)	(37,633,845)	7,191,758	17,885,266
Net change in unrealized appreciation (depreciation)	60,429,867	(70,235,599)	8,653,185	(28,935,192)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,327,441	(108,687,243)	17,936,045	(8,839,481)
Capital Share Transactions (1):
Shares issued	4,669,333	12,050,227	6,226,521	9,088,325
Shares redeemed	(13,636,132)	(15,377,067)	(23,309,719)	(37,364,224)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,966,799)	(3,326,840)	(17,083,198)	(28,275,899)
Total Increase (Decrease)	23,360,642	(112,014,083)	852,847	(37,115,380)
Net Assets:
Beginning of period	93,465,186	205,479,269	165,480,752	202,596,132
End of period	$ 116,825,828	$ 93,465,186	$ 166,333,599	$ 165,480,752
(1) Shares Issued and Redeemed:
Shares issued	189,534	429,268	150,248	225,288
Shares redeemed	(509,489)	(523,646)	(557,813)	(927,337)
	(319,955)	(94,378)	(407,565)	(702,049)
	Large Core Value Fund		Index 500 Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,678,610	$ 1,732,030	$ 8,791,085	$ 7,812,235
Net realized gain (loss)	8,907,256	15,734,508	40,666,632	16,626,135
Net change in unrealized appreciation (depreciation)	798,592	(23,945,117)	106,450,336	(151,448,424)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,384,458	(6,478,579)	155,908,053	(127,010,054)
Capital Share Transactions (1):
Shares issued	6,120,843	9,698,515	39,374,115	100,330,717
Shares redeemed	(42,686,636)	(31,290,700)	(88,676,677)	(49,975,201)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(36,565,793)	(21,592,185)	(49,302,562)	50,355,516
Total Increase (Decrease)	(25,181,335)	(28,070,764)	106,605,491	(76,654,538)
Net Assets:
Beginning of period	161,064,816	189,135,580	622,067,557	698,722,095
End of period	$ 135,883,481	$ 161,064,816	$ 728,673,048	$ 622,067,557
(1) Shares Issued and Redeemed:
Shares issued	220,573	345,892	1,033,022	2,891,568
Shares redeemed	(1,494,882)	(1,133,290)	(2,308,581)	(1,381,713)
	(1,274,309)	(787,398)	(1,275,559)	1,509,855

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (595,385)	$ (769,574)	$ 909,896	$ 895,639
Net realized gain (loss)	7,250,033	17,544,765	3,241,011	3,672,045
Net change in unrealized appreciation (depreciation)	19,342,876	(79,990,283)	5,280,954	(10,489,163)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,997,524	(63,215,092)	9,431,861	(5,921,479)
Capital Share Transactions (1):
Shares issued	6,941,061	9,502,829	4,672,731	3,034,315
Shares redeemed	(19,598,051)	(21,501,923)	(11,901,868)	(12,480,927)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,656,990)	(11,999,094)	(7,229,137)	(9,446,612)
Total Increase (Decrease)	13,340,534	(75,214,186)	2,202,724	(15,368,091)
Net Assets:
Beginning of period	134,832,431	210,046,617	88,708,297	104,076,388
End of period	$ 148,172,965	$ 134,832,431	$ 90,911,021	$ 88,708,297
(1) Shares Issued and Redeemed:
Shares issued	202,375	275,380	174,926	115,871
Shares redeemed	(557,410)	(615,548)	(446,177)	(479,169)
	(355,035)	(340,168)	(271,251)	(363,298)
	Mid Core Value Fund		SMID Cap Growth Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,410,271	$ 1,430,023	$ (317,097)	$ (431,803)
Net realized gain (loss)	2,798,763	11,459,527	(4,672,899)	(6,440,468)
Net change in unrealized appreciation (depreciation)	446,164	(14,208,183)	14,312,866	(22,327,156)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,655,198	(1,318,633)	9,322,870	(29,199,427)
Capital Share Transactions (1):
Shares issued	5,607,451	9,300,540	4,880,848	8,005,802
Shares redeemed	(16,020,064)	(15,568,725)	(12,391,992)	(12,205,016)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,412,613)	(6,268,185)	(7,511,144)	(4,199,214)
Total Increase (Decrease)	(5,757,415)	(7,586,818)	1,811,726	(33,398,641)
Net Assets:
Beginning of period	86,950,140	94,536,958	70,381,198	103,779,839
End of period	$ 81,192,725	$ 86,950,140	$ 72,192,924	$ 70,381,198
(1) Shares Issued and Redeemed:
Shares issued	168,263	282,346	115,133	188,022
Shares redeemed	(478,443)	(469,033)	(289,792)	(283,169)
	(310,180)	(186,687)	(174,659)	(95,147)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 269,220	$ 350,371	$ (406,616)	$ (460,531)
Net realized gain (loss)	3,479,431	5,608,969	5,432,838	5,730,669
Net change in unrealized appreciation (depreciation)	4,104,047	(17,056,286)	11,973,607	(38,714,321)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,852,698	(11,096,946)	16,999,829	(33,444,183)
Capital Share Transactions (1):
Shares issued	2,572,420	3,422,649	3,124,520	3,808,563
Shares redeemed	(13,920,277)	(9,483,217)	(13,619,543)	(14,148,539)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,347,857)	(6,060,568)	(10,495,023)	(10,339,976)
Total Increase (Decrease)	(3,495,159)	(17,157,514)	6,504,806	(43,784,159)
Net Assets:
Beginning of period	54,652,868	71,810,382	96,426,277	140,210,436
End of period	$ 51,157,709	$ 54,652,868	$ 102,931,083	$ 96,426,277
(1) Shares Issued and Redeemed:
Shares issued	74,783	98,720	56,382	68,527
Shares redeemed	(404,438)	(272,040)	(243,690)	(258,309)
	(329,655)	(173,320)	(187,308)	(189,782)
	Small Cap Value Fund		Small Cap Index Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,112,227	$ 1,094,826	$ 664,586	$ 519,407
Net realized gain (loss)	(102,960)	3,930,070	2,786,838	1,374,395
Net change in unrealized appreciation (depreciation)	15,210,694	(33,397,911)	8,782,491	(22,787,265)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,219,961	(28,373,015)	12,233,915	(20,893,463)
Capital Share Transactions (1):
Shares issued	6,143,999	3,305,496	6,151,151	12,224,597
Shares redeemed	(19,107,454)	(19,422,177)	(13,814,381)	(10,007,228)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,963,455)	(16,116,681)	(7,663,230)	2,217,369
Total Increase (Decrease)	3,256,506	(44,489,696)	4,570,685	(18,676,094)
Net Assets:
Beginning of period	154,682,918	199,172,614	80,150,976	98,827,070
End of period	$ 157,939,424	$ 154,682,918	$ 84,721,661	$ 80,150,976
(1) Shares Issued and Redeemed:
Shares issued	138,662	72,474	216,916	422,005
Shares redeemed	(435,956)	(421,146)	(483,476)	(344,097)
	(297,294)	(348,672)	(266,560)	77,908

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 1,783,829	$ 2,122,299	$ 503,389	$ (61,543)
Net realized gain (loss)	2,445,453	1,021,364	1,178,344	(14,834,374)
Net change in unrealized appreciation (depreciation)	9,440,305	(20,912,065)	35,178,855	(61,443,107)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,669,587	(17,768,402)	36,860,588	(76,339,024)
Capital Share Transactions (1):
Shares issued	5,886,465	7,718,029	7,330,162	16,630,475
Shares redeemed	(16,751,728)	(18,624,691)	(52,030,145)	(34,391,040)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,865,263)	(10,906,662)	(44,699,983)	(17,760,565)
Total Increase (Decrease)	2,804,324	(28,675,064)	(7,839,395)	(94,099,589)
Net Assets:
Beginning of period	85,482,964	114,158,028	258,905,093	353,004,682
End of period	$ 88,287,288	$ 85,482,964	$ 251,065,698	$ 258,905,093
(1) Shares Issued and Redeemed:
Shares issued	360,802	521,454	195,959	468,851
Shares redeemed	(1,040,891)	(1,271,728)	(1,395,229)	(968,456)
	(680,089)	(750,274)	(1,199,270)	(499,605)
	Emerging Markets Equity Fund		Real Estate Securities Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ 460,774	$ 585,019	$ 2,273,232	$ 1,874,134
Net realized gain (loss)	(11,809,061)	(8,240,254)	2,725,625	8,045,533
Net change in unrealized appreciation (depreciation)	12,741,447	(22,145,497)	6,297,200	(44,510,305)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,393,160	(29,800,732)	11,296,057	(34,590,638)
Capital Share Transactions (1):
Shares issued	7,764,515	8,573,775	16,406,839	7,779,188
Shares redeemed	(18,130,621)	(15,335,050)	(13,762,797)	(13,744,643)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(10,366,106)	(6,761,275)	2,644,042	(5,965,455)
Total Increase (Decrease)	(8,972,946)	(36,562,007)	13,940,099	(40,556,093)
Net Assets:
Beginning of period	94,075,238	130,637,245	99,504,722	140,060,815
End of period	$ 85,102,292	$ 94,075,238	$ 113,444,821	$ 99,504,722
(1) Shares Issued and Redeemed:
Shares issued	721,557	744,680	544,952	251,703
Shares redeemed	(1,679,162)	(1,303,830)	(474,364)	(431,770)
	(957,605)	(559,150)	70,588	(180,067)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (175,556)	$ (198,238)	$ (547,792)	$ (625,948)
Net realized gain (loss)	2,844,182	3,813,358	11,464,640	15,582,873
Net change in unrealized appreciation (depreciation)	5,603,665	(14,389,212)	15,770,331	(50,153,411)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,272,291	(10,774,092)	26,687,179	(35,196,486)
Capital Share Transactions (1):
Shares issued	1,998,003	1,857,156	6,212,214	4,513,287
Shares redeemed	(5,519,454)	(6,122,373)	(21,002,661)	(22,934,766)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,521,451)	(4,265,217)	(14,790,447)	(18,421,479)
Total Increase (Decrease)	4,750,840	(15,039,309)	11,896,732	(53,617,965)
Net Assets:
Beginning of period	55,617,390	70,656,699	192,854,938	246,472,903
End of period	$60,368,230	$ 55,617,390	$ 204,751,670	$ 192,854,938
(1) Shares Issued and Redeemed:
Shares issued	80,690	76,954	243,011	177,164
Shares redeemed	(224,388)	(254,702)	(829,127)	(931,456)
	(143,698)	(177,748)	(586,116)	(754,292)
	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (601,950)	$ (718,775)	$ (218,995)	$ (276,921)
Net realized gain (loss)	15,837,251	15,829,136	3,875,972	4,771,109
Net change in unrealized appreciation (depreciation)	10,685,916	(53,845,211)	4,395,268	(15,579,538)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,921,217	(38,734,850)	8,052,245	(11,085,350)
Capital Share Transactions (1):
Shares issued	2,325,861	2,547,458	3,883,176	5,867,987
Shares redeemed	(35,024,209)	(31,280,697)	(14,061,407)	(13,478,661)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(32,698,348)	(28,733,239)	(10,178,231)	(7,610,674)
Total Increase (Decrease)	(6,777,131)	(67,468,089)	(2,125,986)	(18,696,024)
Net Assets:
Beginning of period	220,593,025	288,061,114	81,078,737	99,774,761
End of period	$ 213,815,894	$ 220,593,025	$ 78,952,751	$ 81,078,737
(1) Shares Issued and Redeemed:
Shares issued	106,473	119,618	201,288	305,070
Shares redeemed	(1,613,124)	(1,463,661)	(733,933)	(712,205)
	(1,506,651)	(1,344,043)	(532,645)	(407,135)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended 12/31/23	Year Ended 12/31/22
Increase (Decrease) in Net Assets Operations:
Net investment income (loss)	$ (119,755)	$ (169,381)
Net realized gain (loss)	1,573,043	1,643,768
Net change in unrealized appreciation (depreciation)	2,544,816	(7,148,313)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,998,104	(5,673,926)
Capital Share Transactions (1):
Shares issued	2,491,640	2,532,432
Shares redeemed	(7,931,156)	(8,096,370)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,439,516)	(5,563,938)
Total Increase (Decrease)	(1,441,412)	(11,237,864)
Net Assets:
Beginning of period	47,949,943	59,187,807
End of period	$ 46,508,531	$ 47,949,943
(1) Shares Issued and Redeemed:
Shares issued	152,574	154,884
Shares redeemed	(490,135)	(499,986)
	(337,561)	(345,102)
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MONEY MARKET FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations:
Net investment income (loss)[1]	0.04	—(a)	—(a)	—(a)	0.02
Net realized and unrealized gain (loss) on investment transactions	(0.00)	—	—	—	(0.00)
Total from investment operations	0.04	—	—	—	0.02
Less distributions:
Net investment income	(0.04)	— (a)	— (a)	— (a)	(0.02)
Total distributions	(0.04)	—	—	—	(0.02)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return[2]	4.50%	0.25%	0.01%	0.24%	1.61%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 149,972	$ 165,323	$ 162,202	$ 160,467	$ 112,938
Ratio of net expenses to average net assets[3]	0.57%	1.34%	0.03%	0.28%	0.59%
Ratio of total expenses to average net assets[4]	0.57%	0.57%	0.57%	0.58%	0.59%
Ratio of net investment income (loss) to average net assets	4.40%	0.25%	0.01%	0.21%	1.60%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(a)	Less than one penny per share.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LIMITED MATURITY BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 12.78	$ 13.38	$ 13.33	$ 12.86	$ 12.26
Income (loss) from investment operations:
Net investment income (loss)[1]	0.51	0.13	0.20	0.24	0.37
Net realized and unrealized gain (loss) on investment transactions	0.38	(0.73)	(0.15)	0.23	0.23
Total from investment operations	0.89	(0.60)	0.05	0.47	0.60
Net asset value, end of period	$ 13.67	$ 12.78	$ 13.38	$ 13.33	$ 12.86
Total return[2]	6.96%	(4.49%)	0.38%	3.65%	4.89%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 185,907	$ 223,724	$ 259,984	$ 254,878	$ 244,998
Ratio of total expenses to average net assets	0.71%	0.70%	0.69%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	3.84%	1.03%	1.46%	1.86%	2.92%
Portfolio turnover rate	27%	38%	73%	99%	54%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

QUALITY BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 14.89	$ 17.24	$ 17.36	$ 16.01	$ 14.66
Income (loss) from investment operations:
Net investment income (loss)[1]	0.61	0.41	0.34	0.35	0.45
Net realized and unrealized gain (loss) on investment transactions	0.40	(2.76)	(0.46)	1.00	0.90
Total from investment operations	1.01	(2.35)	(0.12)	1.35	1.35
Net asset value, end of period	$ 15.90	$ 14.89	$ 17.24	$ 17.36	$ 16.01
Total return[2]	6.78%	(13.63%)	(0.69%)	8.43%	9.21%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 393,257	$ 354,590	$ 472,066	$ 484,474	$ 433,734
Ratio of total expenses to average net assets	0.68%	0.68%	0.66%	0.67%	0.67%
Ratio of net investment income (loss) to average net assets	3.99%	2.64%	2.00%	2.11%	2.92%
Portfolio turnover rate	52%	38%	59%	75%	47%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

HIGH YIELD BOND FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 15.78	$ 16.84	$ 16.02	$ 14.90	$ 12.88
Income (loss) from investment operations:
Net investment income (loss)[1]	0.96	0.76	0.68	0.71	0.68
Net realized and unrealized gain (loss) on investment transactions	0.81	(1.82)	0.14	0.41	1.34
Total from investment operations	1.77	(1.06)	0.82	1.12	2.02
Net asset value, end of period	$ 17.55	$ 15.78	$ 16.84	$ 16.02	$ 14.90
Total return[2]	11.22%	(6.30%)	5.12%	7.52%	15.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 130,005	$ 140,603	$ 169,431	$ 167,391	$ 159,896
Ratio of total expenses to average net assets	0.73%	0.73%	0.71%	0.72%	0.71%
Ratio of net investment income (loss) to average net assets	5.82%	4.75%	4.15%	4.73%	4.83%
Portfolio turnover rate	78%	84%	94%	128%	133%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

FLEXIBLY MANAGED FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 80.16	$ 91.22	$ 77.12	$ 65.45	$ 52.56
Income (loss) from investment operations:
Net investment income (loss)[1]	1.90	1.08	0.68	0.72	0.84
Net realized and unrealized gain (loss) on investment transactions	12.98	(12.14)	13.42	10.95	12.05
Total from investment operations	14.88	(11.06)	14.10	11.67	12.89
Net asset value, end of period	$ 95.04	$ 80.16	$ 91.22	$ 77.12	$ 65.45
Total return[2]	18.56%	(12.12%)	18.29%	17.83%	24.53%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 5,125,680	$ 4,596,816	$ 5,487,665	$ 4,886,355	$ 4,418,265
Ratio of total expenses to average net assets	0.88%	0.88%	0.87%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets	2.17%	1.30%	0.80%	1.07%	1.40%
Portfolio turnover rate	69%	87%	51%	88%	45%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

BALANCED FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 26.34	$ 31.57	$ 27.27	$ 23.76	$ 19.53
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.06)	(0.06)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investment transactions	4.75	(5.17)	4.36	3.56	4.27
Total from investment operations	4.70	(5.23)	4.30	3.51	4.23
Net asset value, end of period	$ 31.04	$ 26.34	$ 31.57	$ 27.27	$ 23.76
Total return[2]	17.84%	(16.57%)	15.77%	14.77%	21.66%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 76,410	$ 70,323	$ 92,753	$ 84,348	$ 81,070
Ratio of total expenses to average net assets[3]	0.20%	0.22%	0.19%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets	(0.18%)	(0.21%)	(0.19%)	(0.20%)	(0.20%)
Portfolio turnover rate	6%	5%	11%	15%	6%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE GROWTH STOCK FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 50.27	$ 83.11	$ 71.38	$ 52.10	$ 39.95
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.25)	(0.33)	(0.48)	(0.29)	(0.08)
Net realized and unrealized gain (loss) on investment transactions	24.03	(32.51)	12.21	19.57	12.23
Total from investment operations	23.78	(32.84)	11.73	19.28	12.15
Net asset value, end of period	$ 74.05	$ 50.27	$ 83.11	$ 71.38	$ 52.10
Total return[2]	47.31%	(39.52%)	16.44%	37.01%	30.41%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 312,171	$ 235,846	$ 428,687	$ 405,787	$ 331,420
Ratio of total expenses to average net assets	0.95%	0.97%	0.93%	0.95%	0.95%
Ratio of net investment income (loss) to average net assets	(0.40%)	(0.55%)	(0.61%)	(0.50%)	(0.18%)
Portfolio turnover rate	35%	29%	24%	35%	26%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 31.08	$ 38.46	$ 30.56	$ 25.02	$ 17.90
Income (loss) from investment operations:
Net investment income (loss)[1]	0.08	0.05	0.02	0.05	0.08
Net realized and unrealized gain (loss) on investment transactions	7.33	(7.43)	7.88	5.49	7.04
Total from investment operations	7.41	(7.38)	7.90	5.54	7.12
Net asset value, end of period	$ 38.49	$ 31.08	$ 38.46	$ 30.56	$ 25.02
Total return[2]	23.84%	(19.19%)	25.85%	22.14%	39.78%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 67,625	$ 62,655	$ 79,016	$ 68,536	$ 63,219
Ratio of net expenses to average net assets[3]	0.88%	0.89%	0.85%	0.88%	0.88%
Ratio of total expenses to average net assets[4]	0.89%	0.89%	0.85%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets	0.22%	0.17%	0.05%	0.19%	0.35%
Portfolio turnover rate	21%	32%	16%	34%	24%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 22.36	$ 48.08	$ 50.05	$ 28.52	$ 22.41
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.08)	(0.19)	(0.37)	(0.22)	(0.07)
Net realized and unrealized gain (loss) on investment transactions	7.99	(25.53)	(1.60)	21.75	6.18
Total from investment operations	7.91	(25.72)	(1.97)	21.53	6.11
Net asset value, end of period	$ 30.27	$ 22.36	$ 48.08	$ 50.05	$ 28.52
Total return[2]	35.38%	(53.49%)	(3.94%)	75.49%	27.27%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 116,826	$ 93,465	$ 205,479	$ 222,028	$ 135,930
Ratio of total expenses to average net assets	0.87%	0.88%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets	(0.29%)	(0.67%)	(0.72%)	(0.60%)	(0.26%)
Portfolio turnover rate	109%	50%	68%	74%	74%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 40.58	$ 42.38	$ 33.14	$ 32.39	$ 26.22
Income (loss) from investment operations:
Net investment income (loss)[1]	0.54	0.49	0.31	0.35	0.31
Net realized and unrealized gain (loss) on investment transactions	4.20	(2.29)	8.93	0.40	5.86
Total from investment operations	4.74	(1.80)	9.24	0.75	6.17
Net asset value, end of period	$ 45.32	$ 40.58	$ 42.38	$ 33.14	$ 32.39
Total return[2]	11.68%	(4.25%)	27.88%	2.32%	23.53%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 166,334	$ 165,481	$ 202,596	$ 177,811	$ 196,108
Ratio of total expenses to average net assets	0.94%	0.93%	0.91%	0.92%	0.91%
Ratio of net investment income (loss) to average net assets	1.29%	1.21%	0.80%	1.20%	1.05%
Portfolio turnover rate	68%	64%	49%	56%	62%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

LARGE CORE VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 27.92	$ 28.85	$ 23.18	$ 22.58	$ 17.41
Income (loss) from investment operations:
Net investment income (loss)[1]	0.32	0.28	0.32	0.31	0.30
Net realized and unrealized gain (loss) on investment transactions	2.00	(1.21)	5.35	0.29	4.87
Total from investment operations	2.32	(0.93)	5.67	0.60	5.17
Net asset value, end of period	$ 30.24	$ 27.92	$ 28.85	$ 23.18	$ 22.58
Total return[2]	8.31%	(3.22%)	24.46%	2.66%	29.70%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 135,883	$ 161,065	$ 189,136	$ 178,959	$ 192,959
Ratio of total expenses to average net assets	0.94%	0.93%	0.92%	0.91%	0.91%
Ratio of net investment income (loss) to average net assets	1.12%	1.02%	1.22%	1.52%	1.48%
Portfolio turnover rate	50%	50%	57%	80%	65%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INDEX 500 FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 33.87	$ 41.45	$ 32.31	$ 27.30	$ 20.83
Income (loss) from investment operations:
Net investment income (loss)[1]	0.49	0.45	0.38	0.39	0.40
Net realized and unrealized gain (loss) on investment transactions	8.27	(8.03)	8.76	4.62	6.07
Total from investment operations	8.76	(7.58)	9.14	5.01	6.47
Net asset value, end of period	$ 42.63	$ 33.87	$ 41.45	$ 32.31	$ 27.30
Total return[2]	25.87%	(18.29%)	28.29%	18.35%	31.06%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 728,673	$ 622,068	$ 698,722	$ 595,933	$ 494,540
Ratio of total expenses to average net assets	0.35%	0.35%	0.34%	0.36%	0.36%
Ratio of net investment income (loss) to average net assets	1.30%	1.26%	1.03%	1.44%	1.63%
Portfolio turnover rate	4%	4%	3%	19%	3%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 31.71	$ 45.74	$ 39.21	$ 26.23	$ 19.01
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.15)	(0.17)	(0.28)	(0.11)	(0.07)
Net realized and unrealized gain (loss) on investment transactions	6.46	(13.86)	6.81	13.09	7.29
Total from investment operations	6.31	(14.03)	6.53	12.98	7.22
Net asset value, end of period	$ 38.02	$ 31.71	$ 45.74	$ 39.21	$ 26.23
Total return[2]	19.90%	(30.67%)	16.66%	49.48%	37.98%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 148,173	$ 134,832	$ 210,047	$ 196,992	$ 148,766
Ratio of total expenses to average net assets	0.98%	0.98%	0.98%	0.95%	0.96%
Ratio of net investment income (loss) to average net assets	(0.42%)	(0.50%)	(0.64%)	(0.38%)	(0.32%)
Portfolio turnover rate	30%	29%	25%	26%	22%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 26.11	$ 27.67	$ 23.20	$ 26.45	$ 22.60
Income (loss) from investment operations:
Net investment income (loss)[1]	0.28	0.25	0.14	0.23	0.29
Net realized and unrealized gain (loss) on investment transactions	2.69	(1.81)	4.33	(3.48)	3.56
Total from investment operations	2.97	(1.56)	4.47	(3.25)	3.85
Net asset value, end of period	$ 29.08	$ 26.11	$ 27.67	$ 23.20	$ 26.45
Total return[2]	11.38%	(5.64%)	19.27%	(12.29%)	17.04%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 90,911	$ 88,708	$ 104,076	$ 94,762	$ 116,799
Ratio of net expenses to average net assets[3]	0.83%	0.83%	0.82%	0.82%	0.80%
Ratio of total expenses to average net assets[4]	0.84%	0.84%	0.82%	0.82%	0.80%
Ratio of net investment income (loss) to average net assets	1.04%	0.96%	0.54%	1.13%	1.14%
Portfolio turnover rate	46%	46%	59%	122% (a)	14%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MID CORE VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 33.21	$ 33.70	$ 27.37	$ 26.94	$ 20.92
Income (loss) from investment operations:
Net investment income (loss)[1]	0.57	0.53	0.39	0.35	0.35
Net realized and unrealized gain (loss) on investment transactions	1.40	(1.02)	5.94	0.08	5.67
Total from investment operations	1.97	(0.49)	6.33	0.43	6.02
Net asset value, end of period	$ 35.18	$ 33.21	$ 33.70	$ 27.37	$ 26.94
Total return[2]	5.93%	(1.45%)	23.13%	1.60%	28.78%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 81,193	$ 86,950	$ 94,537	$ 94,077	$ 99,799
Ratio of total expenses to average net assets	1.05%	1.04%	1.00%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets	1.71%	1.61%	1.25%	1.46%	1.44%
Portfolio turnover rate	44%	74%	51%	75%	50%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 40.36	$ 56.43	$ 52.38	$ 34.39	$ 24.93
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.19)	(0.24)	(0.43)	(0.25)	(0.18)
Net realized and unrealized gain (loss) on investment transactions	5.83	(15.83)	4.48	18.24	9.64
Total from investment operations	5.64	(16.07)	4.05	17.99	9.46
Net asset value, end of period	$ 46.00	$ 40.36	$ 56.43	$ 52.38	$ 34.39
Total return[2]	13.97%	(28.48%)	7.73%	52.31%	37.95%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 72,193	$ 70,381	$ 103,780	$ 96,010	$ 70,961
Ratio of total expenses to average net assets	1.05%	1.05%	1.02%	1.05%	1.04%
Ratio of net investment income (loss) to average net assets	(0.45%)	(0.56%)	(0.77%)	(0.65%)	(0.59%)
Portfolio turnover rate	70%	70%	65%	97%	70%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMID CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 32.79	$ 39.02	$ 28.78	$ 28.37	$ 23.67
Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.20	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investment transactions	5.28	(6.43)	10.02	0.23	4.52
Total from investment operations	5.46	(6.23)	10.24	0.41	4.70
Net asset value, end of period	$ 38.25	$ 32.79	$ 39.02	$ 28.78	$ 28.37
Total return[2]	16.65%	(15.97%)	35.58%	1.45%	19.86%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 51,158	$ 54,653	$ 71,810	$ 57,672	$ 85,324
Ratio of total expenses to average net assets	1.19%	1.18%	1.15%	1.17%	1.12%
Ratio of net investment income (loss) to average net assets	0.52%	0.58%	0.61%	0.77%	0.66%
Portfolio turnover rate	49%	42%	53%	55%	32%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP GROWTH FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 51.60	$ 68.11	$ 62.66	$ 47.45	$ 37.00
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.23)	(0.23)	(0.41)	(0.28)	(0.18)
Net realized and unrealized gain (loss) on investment transactions	9.85	(16.28)	5.86	15.49	10.63
Total from investment operations	9.62	(16.51)	5.45	15.21	10.45
Net asset value, end of period	$ 61.22	$ 51.60	$ 68.11	$ 62.66	$ 47.45
Total return[2]	18.64%	(24.24%)	8.70%	32.06%	28.24%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 102,931	$ 96,426	$ 140,210	$ 142,595	$ 118,244
Ratio of total expenses to average net assets	1.03%	1.02%	0.99%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets	(0.41%)	(0.42%)	(0.61%)	(0.60%)	(0.40%)
Portfolio turnover rate	22%	13%	19%	28%	21%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP VALUE FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 43.46	$ 50.97	$ 40.24	$ 39.32	$ 31.96
Income (loss) from investment operations:
Net investment income (loss)[1]	0.32	0.29	0.10	0.19	0.24
Net realized and unrealized gain (loss) on investment transactions	4.64	(7.80)	10.63	0.73	7.12
Total from investment operations	4.96	(7.51)	10.73	0.92	7.36
Net asset value, end of period	$ 48.42	$ 43.46	$ 50.97	$ 40.24	$ 39.32
Total return[2]	11.41%	(14.74%)	26.67%	2.34%	23.03%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 157,939	$ 154,683	$ 199,173	$ 179,912	$ 205,049
Ratio of net expenses to average net assets[3]	1.02%	1.01%	0.98%	1.02%	0.98%
Ratio of total expenses to average net assets[4]	1.03%	1.01%	0.98%	1.02%	0.98%
Ratio of net investment income (loss) to average net assets	0.74%	0.64%	0.21%	0.58%	0.65%
Portfolio turnover rate	56%	57%	67%	84%	54%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

SMALL CAP INDEX FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 27.17	$ 34.42	$ 30.10	$ 25.22	$ 20.26
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.18	0.10	0.10	0.13
Net realized and unrealized gain (loss) on investment transactions	4.18	(7.43)	4.22	4.78	4.83
Total from investment operations	4.41	(7.25)	4.32	4.88	4.96
Net asset value, end of period	$ 31.58	$ 27.17	$ 34.42	$ 30.10	$ 25.22
Total return[2]	16.23%	(21.06%)	14.35%	19.35%	24.48%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 84,722	$ 80,151	$ 98,827	$ 75,852	$ 69,993
Ratio of net expenses to average net assets[3]	0.71%	0.70%	0.70%	0.74%	0.72%
Ratio of total expenses to average net assets[4]	0.71%	0.70%	0.70%	0.75%	0.72%
Ratio of net investment income (loss) to average net assets	0.81%	0.62%	0.30%	0.43%	0.55%
Portfolio turnover rate	14%	18%	31%	27%	16%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The ratio includes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were excluded, the ratio would have been higher (lower), respectively, than the ratio shown.
[4]	The ratio excludes expenses waived/reimbursed net of amount recaptured and fees paid indirectly, where applicable; if expenses waived/ reimbursed net of amount recaptured and fees paid indirectly were included, the ratio would have been lower than the ratio shown.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 14.92	$ 17.62	$ 15.94	$ 14.79	$ 12.22
Income (loss) from investment operations:
Net investment income (loss)[1]	0.33	0.34	0.28	0.19	0.33
Net realized and unrealized gain (loss) on investment transactions	2.24	(3.04)	1.40	0.96	2.24
Total from investment operations	2.57	(2.70)	1.68	1.15	2.57
Net asset value, end of period	$ 17.49	$ 14.92	$ 17.62	$ 15.94	$ 14.79
Total return[2]	17.23%	(15.32%)	10.54%	7.78%	21.03%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 88,287	$ 85,483	$ 114,158	$ 109,296	$ 111,067
Ratio of total expenses to average net assets	0.93%	0.90%	0.85%	0.89%	0.82%
Ratio of net investment income (loss) to average net assets	2.05%	2.25%	1.66%	1.39%	2.41%
Portfolio turnover rate	3%	3%	3%	5%	6%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

INTERNATIONAL EQUITY FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 34.24	$ 43.79	$ 39.02	$ 33.95	$ 26.51
Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	(0.01)	(0.04)	(0.05)	0.20
Net realized and unrealized gain (loss) on investment transactions	5.15	(9.54)	4.81	5.12	7.24
Total from investment operations	5.22	(9.55)	4.77	5.07	7.44
Net asset value, end of period	$ 39.46	$ 34.24	$ 43.79	$ 39.02	$ 33.95
Total return[2]	15.25%	(21.81%)	12.23%	14.93%	28.07%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 251,066	$ 258,905	$ 353,005	$ 336,274	$ 325,965
Ratio of total expenses to average net assets	1.08%	1.07%	1.03%	1.06%	1.08%
Ratio of net investment income (loss) to average net assets	0.19%	(0.02%)	(0.10%)	(0.14%)	0.66%
Portfolio turnover rate	95%	52%	76%	75%	50%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

EMERGING MARKETS EQUITY FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 10.79	$ 14.08	$ 14.93	$ 13.52	$ 11.39
Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	0.07	0.01	(0.02)	0.14
Net realized and unrealized gain (loss) on investment transactions	0.13	(3.36)	(0.86)	1.43	1.99
Total from investment operations	0.18	(3.29)	(0.85)	1.41	2.13
Net asset value, end of period	$ 10.97	$ 10.79	$ 14.08	$ 14.93	$ 13.52
Total return[2]	1.67%	(23.37%)	(5.69%)	10.43%	18.70%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 85,102	$ 94,075	$ 130,637	$ 145,335	$ 147,412
Ratio of total expenses to average net assets	1.33%	1.33%	1.25%	1.32%	1.34%
Ratio of net investment income (loss) to average net assets	0.50%	0.55%	0.07%	(0.19%)	1.11%
Portfolio turnover rate	47%	64%	68%	121% (a)	35%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
(a)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2020 due to a change in the Fund’s sub-adviser and associated repositioning.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

REAL ESTATE SECURITIES FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 28.09	$ 37.63	$ 26.37	$ 27.25	$ 20.57
Income (loss) from investment operations:
Net investment income (loss)[1]	0.66	0.52	0.28	0.39	0.41
Net realized and unrealized gain (loss) on investment transactions	2.65	(10.06)	10.98	(1.27)	6.27
Total from investment operations	3.31	(9.54)	11.26	(0.88)	6.68
Net asset value, end of period	$ 31.40	$ 28.09	$ 37.63	$ 26.37	$ 27.25
Total return[2]	11.78%	(25.35%)	42.70%	(3.23%)	32.47%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 113,445	$ 99,505	$ 140,061	$ 121,063	$ 133,068
Ratio of total expenses to average net assets	0.97%	0.97%	0.95%	0.97%	0.96%
Ratio of net investment income (loss) to average net assets	2.30%	1.63%	0.89%	1.59%	1.64%
Portfolio turnover rate	34%	27%	34%	64%	74%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 23.01	$ 27.23	$ 23.39	$ 21.41	$ 17.37
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	(0.08)	(0.08)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	3.61	(4.14)	3.92	2.05	4.10
Total from investment operations	3.54	(4.22)	3.84	1.98	4.04
Net asset value, end of period	$ 26.55	$ 23.01	$ 27.23	$ 23.39	$ 21.41
Total return[2]	15.38%	(15.50%)	16.42%	9.25%	23.26%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 60,368	$ 55,617	$ 70,657	$ 70,074	$ 72,017
Ratio of total expenses to average net assets[3]	0.34%	0.34%	0.33%	0.33%	0.33%
Ratio of net investment income (loss) to average net assets	(0.30%)	(0.33%)	(0.33%)	(0.33%)	(0.33%)
Portfolio turnover rate	18%	17%	18%	17%	14%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY AGGRESSIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 23.81	$ 27.84	$ 24.14	$ 22.06	$ 18.12
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.07)	(0.07)	(0.08)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investment transactions	3.51	(3.96)	3.78	2.14	4.00
Total from investment operations	3.44	(4.03)	3.70	2.08	3.94
Net asset value, end of period	$ 27.25	$ 23.81	$ 27.84	$ 24.14	$ 22.06
Total return[2]	14.45%	(14.47%)	15.33%	9.43%	21.75%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 204,752	$ 192,855	$ 246,473	$ 227,084	$ 232,308
Ratio of total expenses to average net assets[3]	0.30%	0.30%	0.29%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	(0.28%)	(0.30%)	(0.29%)	(0.30%)	(0.29%)
Portfolio turnover rate	18%	15%	12%	17%	12%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 20.59	$ 23.89	$ 21.46	$ 19.55	$ 16.48
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.06)	(0.06)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	2.69	(3.24)	2.50	1.97	3.12
Total from investment operations	2.63	(3.30)	2.43	1.91	3.07
Net asset value, end of period	$ 23.22	$ 20.59	$ 23.89	$ 21.46	$ 19.55
Total return[2]	12.77%	(13.81%)	11.32%	9.77%	18.63%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 213,816	$ 220,593	$ 288,061	$ 285,910	$ 298,115
Ratio of total expenses to average net assets[3]	0.30%	0.30%	0.29%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets	(0.28%)	(0.30%)	(0.29%)	(0.30%)	(0.30%)
Portfolio turnover rate	15%	11%	12%	17%	9%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

MODERATELY CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 18.30	$ 20.62	$ 18.99	$ 17.58	$ 15.31
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.05)	(0.06)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	2.01	(2.26)	1.69	1.46	2.32
Total from investment operations	1.96	(2.32)	1.63	1.41	2.27
Net asset value, end of period	$ 20.26	$ 18.30	$ 20.62	$ 18.99	$ 17.58
Total return[2]	10.71%	(11.25%)	8.58%	8.02%	14.83%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 78,953	$ 81,079	$ 99,775	$ 94,485	$ 93,947
Ratio of total expenses to average net assets[3]	0.32%	0.32%	0.31%	0.32%	0.32%
Ratio of net investment income (loss) to average net assets	(0.28%)	(0.31%)	(0.31%)	(0.31%)	(0.31%)
Portfolio turnover rate	16%	16%	20%	23%	13%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Financial Highlights

CONSERVATIVE ALLOCATION FUND
For a share outstanding throughout each period
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of period	$ 15.64	$ 17.35	$ 16.60	$ 15.51	$ 13.99
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	(0.05)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investment transactions	1.45	(1.66)	0.81	1.14	1.57
Total from investment operations	1.41	(1.71)	0.75	1.09	1.52
Net asset value, end of period	$ 17.05	$ 15.64	$ 17.35	$ 16.60	$ 15.51
Total return[2]	9.02%	(9.86%)	4.52%	7.03%	10.87%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$ 46,509	$ 47,950	$ 59,188	$ 61,854	$ 59,832
Ratio of total expenses to average net assets[3]	0.35%	0.35%	0.33%	0.33%	0.34%
Ratio of net investment income (loss) to average net assets	(0.26%)	(0.33%)	(0.33%)	(0.33%)	(0.31%)
Portfolio turnover rate	15%	12%	23%	30%	18%

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.
[3]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

1 —  Organization
Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.
Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.
Fund of Funds (“FOFs”) – Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. Each of the following is a Penn Series FOFs: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.
2 —  Significant Accounting Policies
The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material. The Funds are investment companies and follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic No. 946.
Security Valuation:
Effective September 8, 2022, in conjunction with and pursuant to the requirements of the 1940 Act and Rule 2a-5 (the “Rule”), the Board of the Penn Series Funds, Inc. (“Board”) has designated Penn Mutual Asset Management LLC (“PMAM” or the “Adviser”) as the Valuation Designee for the Funds. As Valuation Designee, PMAM has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable.  PMAM has adopted policies and procedures related to the Rule, and established a Valuation Committee for Registered Investment Companies to oversee valuation practices including fair valuation of all Fund investments.
Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.
Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Securities valued according to these valuation methods are categorized as Level 1 in the fair value hierarchy described below. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing valuation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon,

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these valuation methods are generally categorized as Level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the valuation date.
Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are valued at their gross amounts.
Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval”, which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service.
The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.
Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Funds’ investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:
•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
Level 3 items at December 31, 2023 consist of equities in the High Yield Bond Fund, Flexibly Managed Fund and Large Growth Stock Fund, respectively which were not publicly trading. The unobservable inputs used in valuing these securities include new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies and strategic events affecting the company. Significant increases

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

(decreases) in the valuation indicated by the new rounds of financing, valuations observed through negotiated transactions between other investors in the company or changes in the market valuation of relevant peer companies would result in directionally similar changes to the fair value. Fair value determinations are reviewed and updated on a regular basis and as information becomes available, including actual purchase and sale transactions of the issue. For certain loan agreements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.
Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of all securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the Fund is subject to nonperformance by the counterparty.
Security Transactions, Investment Income and Expenses — Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on debt and fixed income securities are accreted and amortized using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs. Other expenses attributable to the Funds are allocated in accordance with methodologies, which are reviewed with the Board of Directors no less than annually.
Dividends to Shareholders — Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2023 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2023, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.
Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.
The character of distributions received from Real Estate Investment Trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs.
Foreign Capital Gains Taxes— The International Equity Fund and Emerging Markets Equity Fund accrue capital gains tax on unrealized and realized gains for certain securities of issuers domiciled in India. At December 31, 2023, the Funds had accrued capital gains taxes of $3,795 and $385,242, respectively, which is reflected in the Statement of Assets and Liabilities. For the year ended December 31, 2023, the International Equity Fund and Emerging Markets Equity Fund had realized capital gains tax expense of $92,763 and $83,195, respectively, which is reflected in the Net realized gain (loss) on Investments line item in the Statement of Operations.
3 — Investment Advisory and Other Corporate Services
Investment Advisory Services
PMAM serves as investment adviser to each series of Penn Series. With the exception of the Money Market, Limited Maturity, Quality Bond, High Yield Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds, PMAM has entered into sub-advisory agreements to provide investment management services to each of the Funds.
Each of the Funds pay PMAM, on a monthly basis, an advisory fee accrued daily based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements:
Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Money Market Fund	None	0.33% of the first $200,000,000; 0.31% of the next $150,000,000; 0.29% of the next $150,000,000; 0.27% over $500,000,000.
Limited Maturity Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
Quality Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.
High Yield Bond Fund	None	0.46% of the first $200,000,000; 0.44% of the next $150,000,000; 0.42% of the next $150,000,000; 0.40% over $500,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Flexibly Managed Fund	T. Rowe Price Associates, Inc.	0.72% of the first $500,000,000; 0.70% of the next $2,000,000,000; 0.68% of the next $1,500,000,000; 0.65% of the next $1,000,000,000; 0.62% over $5,000,000,000.
Balanced Fund	None	None
Large Growth Stock Fund*	T. Rowe Price Associates, Inc.	0.69% of the first $250,000,000; 0.65% of the next $250,000,000; 0.62% over $500,000,000.
Large Cap Growth Fund	Massachusetts Financial Services Company	0.55%
Large Core Growth Fund**	Delaware Investments Fund Advisers	0.58%
Large Cap Value Fund	AllianceBernstein, LP	0.67% of the first $150,000,000; 0.65% over $150,000,000.
Large Core Value Fund	Eaton Vance Management	0.67% of the first $150,000,000; 0.65% of the next $250,000,000; 0.60% over $400,000,000.
Index 500 Fund	SSgA Fund Management, Inc.	0.14% of the first $150,000,000; 0.13% of the next $150,000,000; 0.12% over $300,000,000.
Mid Cap Growth Fund	Delaware Investments Fund Advisers	0.70%
Mid Cap Value Fund	Janus Henderson Investors US LLC	0.55% of the first $250,000,000; 0.525% of the next $250,000,000; 0.50% of the next $250,000,000; 0.475% of the next $250,000,000; 0.45% of the next $500,000,000; 0.425% over $1,500,000,000.
Mid Core Value Fund	American Century Investment Management, Inc.	0.69%
SMID Cap Growth Fund	Goldman Sachs Asset Management, LP	0.75%
SMID Cap Value Fund	AllianceBernstein, LP	0.84%
Small Cap Growth Fund	Janus Henderson Investors US LLC	0.80% of the first $25,000,000; 0.75% of the next $25,000,000; 0.70% over $50,000,000.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

Fund	Sub-Adviser	Investment Advisory Fees (As a Percentage of the Average Daily Net Assets of the Fund)
Small Cap Value Fund	Goldman Sachs Asset Management, LP	0.75% of the first $50,000,000; 0.725% of the next $50,000,000; 0.70% over $100,000,000.
Small Cap Index Fund	SSgA Fund Management, Inc.	0.30%
Developed International Index Fund	SSgA Fund Management, Inc.	0.30%
International Equity Fund	Vontobel Asset Management, Inc.	0.83% of the first $227,000,000; 0.63% over $227,000,000.
Emerging Markets Equity Fund	Vontobel Asset Management, Inc.	0.87%
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.	0.70%
Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Aggressive Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderate Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Moderately Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
Conservative Allocation Fund	None	0.12% of the first $200,000,000; 0.11% of the next $150,000,000; 0.10% of the next $150,000,000; 0.09% over $500,000,000.
*	Effective June 1, 2023. Prior to June 1, 2023, the Fund’s Investment Advisory Fee was 0.72% of the first $250,000,000, 0.68% of the next $250,000,000 and 0.65% over $500,000,000.
**	Effective May 1,2023. Prior to May 1, 2023, the Fund’s Investment Advisory Fee was 0.60% on the average daily net assets of the Fund.
Effective May 1, 2023, Delaware Investments Fund Advisers replaced Morgan Stanley Investment Management as Sub-Adviser to the Large Core Growth Fund.
For providing investment management services to the Funds, PMAM pays each sub-adviser, on a monthly basis, a subadvisory fee.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

Administrative and Corporate, Co-Administrative and Shareholder Services
Each of the Funds pays Penn Mutual, on a quarterly basis, 0.01% of the Fund’s average daily net assets under a revised administrative and corporate services agreement and 0.09% under a shareholder servicing agreement. Each of the Funds pays PMAM, on a quarterly basis, 0.02% of the Fund’s average daily assets under a co-administrative agreement. These fees are accrued daily.
Fund Administration and Accounting Services
Under a fund administration and accounting agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee accrued daily based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FOFs is an asset-based fee of 0.010% of FOF’s average daily net assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. Each of the International Equity, Emerging Markets Equity and Developed International Index Funds pays BNY Mellon, on a monthly basis, an annual 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter. In addition, each of the Funds pays BNY Mellon approximately 0.010% of the Fund’s average daily net assets for tax and regulatory administration services.
Transfer Agent Services
Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.
Custodial Services
The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.007% for U.S. securities. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.
Expenses and Limitations Thereon
Each Fund bears all expenses of its operations other than those incurred by PMAM and, if applicable its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. PMAM and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses, service fees, interest, taxes, brokerage commissions, other capitalized expenses and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of a Fund’s business, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:
Fund	Expense Limitation
Money Market Fund	0.64%
Limited Maturity Bond Fund	0.74%
Quality Bond Fund	0.73%
High Yield Bond Fund	0.92%
Flexibly Managed Fund	0.94%
Balanced Fund	0.79%
Large Growth Stock Fund	1.02%
Large Cap Growth Fund	0.89%
Fund	Expense Limitation
Large Core Growth Fund	0.90%
Large Cap Value Fund	0.96%
Large Core Value Fund	0.96%
Index 500 Fund	0.42%
Mid Cap Growth Fund	1.00%
Mid Cap Value Fund	0.83%
Mid Core Value Fund	1.11%
SMID Cap Growth Fund	1.07%

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

Fund	Expense Limitation
SMID Cap Value Fund	1.26%
Small Cap Growth Fund	1.13%
Small Cap Value Fund	1.02%
Small Cap Index Fund	0.74%
Developed International Index Fund	0.94%
International Equity Fund	1.20%
Emerging Markets Equity Fund	1.78%
Real Estate Securities Fund	1.02%
Fund	Expense Limitation
Aggressive Allocation Fund*	0.40%
Moderately Aggressive Allocation Fund*	0.34%
Moderate Allocation Fund*	0.34%
Moderately Conservative Allocation Fund*	0.35%
Conservative Allocation Fund*	0.38%

*	For FOFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.
Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, PMAM, and Penn Mutual, entered into an agreement whereby PMAM and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, PMAM and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to PMAM and/or Penn Mutual are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.
If, at the end of each month, there is no liability of PMAM and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by PMAM and Penn Mutual and, if recaptured, would become payable by the Funds to PMAM and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or PMAM’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or PMAM to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.
As of December 31, 2023, the Mid Cap Value Fund and Small Cap Value Fund had waived and/or reimbursed advisory fees that are subject to potential recapture by PMAM through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:
	December 31, 2025	December 31, 2026	Total
Mid Cap Value Fund	$6,854	$ 6,541	$ 13,395
Small Cap Value Fund	—	12,990	12,990
During the year ended December 31, 2023, previously waived advisory fees were recaptured by PMAM. The recaptured fees are shown as recaptured advisory fees on the statement of operations and are as follows:

Large Cap Growth Fund	$ 2,673
Mid Cap Value Fund	354
Total fees of $596,000 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the year ended December 31, 2023. Directors who are also employees of PMAM or its affiliates and officers of the Company receive no compensation from the Company for their services.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

4 — Related Party Transactions
Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at December 31, 2023 are as follows:

Money Market Fund	$ 6,481,163
Limited Maturity Bond Fund	71,849,807
Quality Bond Fund	56,451,662
Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the year ended December 31, 2023 were as follows:

SMID Cap Growth Fund	$ 4,363
Small Cap Value Fund	6,586
Cross trades for the year ended December 31, 2023, were executed by the Funds pursuant to procedures adopted by the Board of Directors designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board of Directors review such transactions for compliance with the procedures adopted by the Board of Directors. Pursuant to these procedures, for the year ended December 31, 2023, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net realized gain (loss) as follows:
	Purchases	Sales	Net Realized Gain (Loss)
Large Growth Stock Fund	$ 203,417	$—	$—
A Summary of the FOF’s total long-term and short-term purchases and sales of the shares of the underlying Funds during the year ended December 31, 2023 as follows:
Balanced Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 59.7%
Penn Series Index 500 Fund*	$42,140,045	$ 688,147	$ 7,434,833	$5,849,400	$ 4,415,587	$45,658,346	1,071,038	$—
Affiliated Fixed Income Funds — 39.8%
Penn Series Quality Bond Fund*	27,902,372	3,519,849	2,945,667	239,522	1,660,783	30,376,859	1,910,494	—
	$ 70,042,417	$4,207,996	$10,380,500	$ 6,088,922	$6,076,370	$ 76,035,205		$—
*	Non-income producing security.
Aggressive Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 68.5%
Penn Series Flexibly Managed Fund*	$ 3,314,390	$ 1,851,279	$ 435,654	$ 182,441	$ 498,054	$ 5,410,510	56,923	$—
Penn Series Index 500 Fund*	13,231,013	385,952	2,473,114	972,318	2,236,426	14,352,595	336,678	—
Penn Series Large Cap Growth Fund*	553,249	16,081	96,856	44,466	79,911	596,851	15,507	—
Penn Series Large Cap Value Fund*	3,352,067	320,291	456,115	163,661	223,516	3,603,420	79,510	—
Penn Series Large Core Value Fund*	3,354,928	314,170	930,110	360,817	(88,276)	3,011,529	99,588	—
Penn Series Large Growth Stock Fund*	540,016	16,082	186,810	87,481	141,099	597,868	8,074	—
Penn Series Mid Cap Growth Fund*	1,096,430	94,667	205,589	113,185	97,969	1,196,662	31,474	—
Penn Series Mid Cap Value Fund*	1,116,623	100,601	148,323	16,755	111,061	1,196,717	41,152	—
Penn Series Mid Core Value Fund*	2,788,895	320,379	286,830	59,350	109,231	2,991,025	85,021	—

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

Aggressive Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/23	Number of Shares	Dividend Income
Penn Series Real Estate Securities Fund*	$ 1,626,413	$ 1,320,802	$ 163,959	$ 43,483	$ 157,775	$ 2,984,514	95,048	$—
Penn Series Small Cap Growth Fund*	1,115,520	54,877	161,403	42,749	153,780	1,205,523	19,692	—
Penn Series Small Cap Index Fund*	1,665,192	93,153	207,045	(50,600)	311,758	1,812,458	57,393	—
Penn Series SMID Cap Growth Fund*	1,097,481	84,648	128,936	56,223	93,557	1,202,973	26,152	—
Penn Series SMID Cap Value Fund*	1,122,361	63,401	169,328	51,357	130,360	1,198,151	31,316	—
Affiliated Fixed Income Funds — 6.9%
Penn Series High Yield Bond Fund	1,655,858	4,725	1,682,691	62,280	(40,172)	—	—	—
Penn Series Limited Maturity Bond Fund*	2,790,414	47,360	2,332,236	58,126	31,408	595,072	43,531	—
Penn Series Quality Bond Fund*	—	4,287,591	832,792	(7,803)	134,005	3,581,001	225,220	—
Affiliated International Equity Funds — 24.0%
Penn Series Developed International Index Fund*	4,997,078	298,045	659,694	87,329	738,287	5,461,045	312,238	—
Penn Series Emerging Markets Equity Fund*	3,338,271	402,724	773,659	(162,325)	213,228	3,018,239	275,136	—
Penn Series International Equity Fund*	6,556,034	305,690	1,814,431	662,889	270,688	5,980,870	151,568	—
	$55,312,233	$10,382,518	$14,145,575	$2,844,182	$5,603,665	$59,997,023		$—
*	Non-income producing security.
Moderately Aggressive Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 63.7%
Penn Series Flexibly Managed Fund*	$ 11,510,472	$ 6,177,372	$ 1,632,698	$ 857,622	$ 1,480,068	$ 18,392,836	193,507	$—
Penn Series Index 500 Fund*	40,205,605	1,078,594	8,253,986	3,013,710	6,646,738	42,690,661	1,001,423	—
Penn Series Large Cap Growth Fund*	1,921,349	51,361	372,049	203,246	224,950	2,028,857	52,711	—
Penn Series Large Cap Value Fund*	11,641,523	955,032	1,671,001	560,012	764,022	12,249,588	270,291	—
Penn Series Large Core Value Fund*	11,651,428	958,384	3,304,452	1,345,338	(413,012)	10,237,686	338,548	—
Penn Series Large Growth Stock Fund*	1,875,313	51,361	682,259	366,918	421,032	2,032,365	27,446	—
Penn Series Mid Cap Growth Fund*	3,807,662	326,347	792,132	483,260	242,805	4,067,942	106,995	—
Penn Series Mid Cap Value Fund*	1,938,970	150,836	274,372	30,955	187,651	2,034,040	69,946	—
Penn Series Mid Core Value Fund*	9,685,662	1,013,720	1,107,590	279,720	295,915	10,167,427	289,011	—
Penn Series Real Estate Securities Fund*	5,647,965	4,443,125	633,389	189,397	498,002	10,145,100	323,092	—
Penn Series Small Cap Growth Fund*	1,937,040	94,832	320,690	102,410	235,566	2,049,158	33,472	—
Penn Series Small Cap Index Fund*	7,710,696	356,424	1,044,298	(6,542)	1,199,531	8,215,811	260,159	—
Penn Series SMID Cap Growth Fund*	1,905,678	124,984	242,873	134,655	122,333	2,044,777	44,452	—
Penn Series SMID Cap Value Fund*	3,897,878	172,797	619,501	142,284	479,575	4,073,033	106,457	—
Affiliated Fixed Income Funds — 16.8%
Penn Series High Yield Bond Fund	5,750,726	14,486	5,842,645	405,205	(327,772)	—	—	—
Penn Series Limited Maturity Bond Fund*	19,382,362	615,643	8,833,331	628,216	343,637	12,136,527	887,822	—
Penn Series Quality Bond Fund*	9,507,829	15,680,171	3,939,591	205,837	862,434	22,316,680	1,403,565	—
Affiliated International Equity Funds — 19.0%
Penn Series Developed International Index Fund*	13,497,917	781,409	2,055,210	359,621	1,856,502	14,440,239	825,628	—
Penn Series Emerging Markets Equity Fund*	9,661,493	1,070,363	2,666,109	(184,617)	327,235	8,208,365	748,256	—
Penn Series International Equity Fund*	18,973,367	830,451	6,209,585	2,347,393	323,119	16,264,745	412,183	—
	$ 192,110,935	$34,947,692	$50,497,761	$11,464,640	$15,770,331	$203,795,837		$—
*	Non-income producing security.
Moderate Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 49.8%
Penn Series Flexibly Managed Fund*	$ 13,171,498	$ 6,301,900	$ 2,793,506	$ 1,883,912	$ 670,983	$ 19,234,787	202,365	$—

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

Moderate Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/23	Number of Shares	Dividend Income
Penn Series Index 500 Fund*	$ 37,244,107	$ 324,982	$ 10,054,101	$3,968,876	$ 4,657,196	$ 36,141,060	847,785	$—
Penn Series Large Cap Growth Fund*	2,198,593	19,117	568,692	310,491	162,212	2,121,721	55,124	—
Penn Series Large Cap Value Fund*	6,660,803	315,322	1,284,093	351,389	361,720	6,405,141	141,331	—
Penn Series Large Core Value Fund*	8,888,547	498,745	3,614,488	1,414,770	(763,855)	6,423,719	212,425	—
Penn Series Large Growth Stock Fund*	2,145,906	19,116	916,307	511,672	365,034	2,125,421	28,703	—
Penn Series Mid Cap Growth Fund*	4,357,084	281,855	1,186,050	725,387	75,849	4,254,125	111,892	—
Penn Series Mid Core Value Fund*	11,083,415	798,213	1,859,182	380,806	229,422	10,632,674	302,236	—
Penn Series Real Estate Securities Fund*	4,308,500	4,416,500	738,309	236,010	264,616	8,487,317	270,297	—
Penn Series Small Cap Index Fund*	6,617,569	201,343	1,341,619	112,344	854,298	6,443,935	204,051	—
Penn Series SMID Cap Growth Fund*	2,180,653	96,193	419,743	227,107	54,151	2,138,361	46,486	—
Penn Series SMID Cap Value Fund*	2,230,184	64,646	499,337	146,494	187,730	2,129,717	55,664	—
Affiliated Fixed Income Funds — 36.7%
Penn Series High Yield Bond Fund*	8,774,239	388,281	1,598,386	595,682	314,770	8,474,586	482,882	—
Penn Series Limited Maturity Bond Fund*	33,269,852	561,504	16,398,728	1,231,923	373,280	19,037,831	1,392,672	—
Penn Series Quality Bond Fund*	41,343,852	16,579,988	9,995,090	741,149	2,249,210	50,919,109	3,202,460	—
Affiliated International Equity Funds — 13.0%
Penn Series Developed International Index Fund*	8,826,246	327,397	1,928,060	623,452	780,351	8,629,386	493,390	—
Penn Series Emerging Markets Equity Fund*	11,055,927	1,031,041	3,663,623	(287,566)	448,373	8,584,152	782,512	—
Penn Series International Equity Fund*	15,197,887	329,489	6,960,609	2,663,353	(599,424)	10,630,696	269,404	—
	$219,554,862	$ 32,555,632	$65,819,923	$ 15,837,251	$10,685,916	$212,813,738		$—
*	Non-income producing security.
Moderately Conservative Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 33.8%
Penn Series Flexibly Managed Fund*	$ 6,432,902	$ 304,051	$ 1,527,105	$ 813,351	$ 269,723	$ 6,292,922	66,206	$—
Penn Series Index 500 Fund*	8,024,989	363,008	2,422,715	864,926	994,746	7,824,954	183,555	—
Penn Series Large Cap Growth Fund*	805,347	39,607	237,909	86,252	87,655	780,952	20,290	—
Penn Series Large Cap Value Fund*	2,439,791	190,048	532,407	206,809	53,247	2,357,488	52,019	—
Penn Series Large Core Value Fund*	3,255,821	307,867	1,439,669	510,482	(270,191)	2,364,310	78,185	—
Penn Series Mid Core Value Fund*	2,435,864	244,251	468,267	96,624	39,697	2,348,169	66,747	—
Penn Series Real Estate Securities Fund*	1,578,275	1,647,798	287,514	82,949	102,549	3,124,057	99,492	—
Penn Series Small Cap Index Fund*	807,999	60,317	195,798	(49,681)	167,722	790,559	25,034	—
Penn Series SMID Cap Value Fund*	816,906	57,626	212,629	61,810	60,170	783,883	20,488	—
Affiliated Fixed Income Funds — 56.3%
Penn Series High Yield Bond Fund*	4,017,360	232,567	767,873	162,969	254,130	3,899,153	222,174	—
Penn Series Limited Maturity Bond Fund*	20,310,182	959,022	7,590,389	547,200	567,635	14,793,650	1,082,198	—
Penn Series Quality Bond Fund*	21,520,239	7,111,311	4,421,848	278,452	1,282,368	25,770,522	1,620,788	—
Affiliated International Equity Funds — 9.0%
Penn Series Developed International Index Fund*	2,424,721	177,340	611,174	125,886	265,182	2,381,955	136,189	—
Penn Series Emerging Markets Equity Fund*	1,619,842	217,594	1,064,353	(174,031)	190,805	789,857	72,002	—
Penn Series International Equity Fund*	3,976,390	389,113	1,044,440	261,974	329,830	3,912,867	99,160	—
	$80,466,628	$12,301,520	$22,824,090	$3,875,972	$4,395,268	$ 78,215,298		$—
*	Non-income producing security.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

Conservative Allocation Fund	Total Value at 12/31/22	Purchases	Sales Proceeds	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Total Value at 12/31/23	Number of Shares	Dividend Income
Affiliated Equity Funds — 19.7%
Penn Series Flexibly Managed Fund*	$ 3,762,710	$ 192,251	$ 917,216	$ 315,262	$ 319,732	$ 3,672,739	38,640	$—
Penn Series Index 500 Fund*	2,816,398	158,087	890,542	286,538	369,593	2,740,074	64,276	—
Penn Series Large Core Value Fund*	1,428,261	148,907	760,893	294,508	(190,870)	919,913	30,420	—
Penn Series Mid Core Value Fund*	949,826	108,399	197,079	76,280	(23,786)	913,640	25,971	—
Penn Series Real Estate Securities Fund*	461,644	483,902	87,455	8,816	44,734	911,641	29,033	—
Affiliated Fixed Income Funds — 75.3%
Penn Series High Yield Bond Fund*	2,349,707	137,232	454,951	52,482	191,223	2,275,693	129,669	—
Penn Series Limited Maturity Bond Fund*	17,105,407	926,066	5,389,379	289,257	701,561	13,632,912	997,287	—
Penn Series Quality Bond Fund*	16,782,931	4,465,058	3,267,808	144,348	1,018,061	19,142,590	1,203,936	—
Affiliated International Equity Funds — 3.0%
Penn Series Developed International Index Fund*	945,479	75,806	245,940	76,287	75,152	926,784	52,989	—
Penn Series International Equity Fund*	465,184	51,395	128,533	29,265	39,416	456,727	11,575	—
	$47,067,547	$ 6,747,103	$12,339,796	$1,573,043	$2,544,816	$45,592,713		$—
*	Non-income producing security.
5 — Purchases and Sales of Securities
During the year ended December 31, 2023, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:
	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$ 3,262,961	$ 516,904	$ 49,578,433	$ 94,328,352
Quality Bond Fund	111,059,126	47,075,757	110,009,507	149,410,673
High Yield Bond Fund	1,945,234	—	95,654,339	107,470,210
Flexibly Managed Fund	933,499,604	771,379,140	2,267,040,690	2,678,631,580
Balanced Fund	—	—	4,207,996	10,380,500
Large Growth Stock Fund	—	—	98,253,331	121,979,523
Large Cap Growth Fund	—	—	13,965,025	23,178,185
Large Core Growth Fund	—	—	116,762,304	124,463,382
Large Cap Value Fund	—	—	105,925,574	121,357,228
Large Core Value Fund	—	—	74,496,166	108,999,878
Index 500 Fund	—	—	24,042,757	61,205,378
Mid Cap Growth Fund	—	—	41,784,406	52,945,357
Mid Cap Value Fund	—	—	39,367,425	44,746,306
Mid Core Value Fund	—	—	35,980,196	45,075,053
SMID Cap Growth Fund	—	—	48,399,766	54,626,511
SMID Cap Value Fund	—	—	25,587,466	36,618,847
Small Cap Growth Fund	—	—	21,929,358	29,934,882
Small Cap Value Fund	—	—	84,626,159	94,920,962
Small Cap Index Fund	—	—	11,533,338	17,683,447
Developed International Index Fund	—	—	2,474,523	10,947,976
International Equity Fund	—	—	237,923,171	269,252,213
Emerging Markets Equity Fund	—	—	41,799,642	52,079,997
Real Estate Securities Fund	—	—	39,607,972	33,672,780
Aggressive Allocation Fund	—	—	10,382,518	14,145,575
Moderately Aggressive Allocation Fund	—	—	34,947,692	50,497,761
Moderate Allocation Fund	—	—	32,555,632	65,819,923

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Moderately Conservative Allocation Fund	$ —	$ —	$ 12,301,520	$ 22,824,090
Conservative Allocation Fund	—	—	6,747,103	12,339,796
6 — Federal Income Taxes
Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2023, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.
On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:
The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.
The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.
The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.
Reclassification of Capital Accounts:
Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2023, primarily attributable to consent dividends, were reclassed between the following accounts:
	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Money Market Fund	$ 95	$ (95)
Limited Maturity Bond Fund	(7,727,577)	7,727,577
Quality Bond Fund	(15,249,551)	15,249,551
High Yield Bond Fund	(7,683,443)	7,683,443
Flexibly Managed Fund	(158,477,732)	158,477,732
Balanced Fund	(5,957,215)	5,957,215
Large Growth Stock Fund	(20,134,548)	20,134,548
Large Cap Growth Fund	(7,728,373)	7,728,373
Large Core Growth Fund	473,365	(473,365)

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

	Total distributable earnings (loss)	Increase (Decrease) Paid-in Capital
Large Cap Value Fund	$ (8,831,021)	$ 8,831,021
Large Core Value Fund	(11,204,358)	11,204,358
Index 500 Fund	(48,916,689)	48,916,689
Mid Cap Growth Fund	(6,552,020)	6,552,020
Mid Cap Value Fund	(1,396,414)	1,396,414
Mid Core Value Fund	(3,925,708)	3,925,708
SMID Cap Growth Fund	317,086	(317,086)
SMID Cap Value Fund	(3,738,907)	3,738,907
Small Cap Growth Fund	(5,004,171)	5,004,171
Small Cap Value Fund	(1,112,227)	1,112,227
Small Cap Index Fund	(3,559,534)	3,559,534
Developed International Index Fund	(4,420,358)	4,420,358
International Equity Fund	(77,245)	77,245
Emerging Markets Equity Fund	(325,088)	325,088
Real Estate Securities Fund	(6,491,199)	6,491,199
Aggressive Allocation Fund	(2,752,187)	2,752,187
Moderately Aggressive Allocation Fund	(10,972,376)	10,972,376
Moderate Allocation Fund	(15,238,744)	15,238,744
Moderately Conservative Allocation Fund	(3,691,966)	3,691,966
Conservative Allocation Fund	(1,453,425)	1,453,425
These reclassifications had no effect on net assets or net asset value per share.
Tax character of distributions:
The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2023 and 2022 were as follows:
	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2023	2022	2023	2022	2023	2022
Money Market Fund	$ 6,906,555	$ 416,654	$ —	$ —	$ 6,906,555	$ 416,654
Limited Maturity Bond Fund	7,727,577	2,879,070	—	—	7,727,577	2,879,070
Quality Bond Fund	15,249,551	10,870,035	—	—	15,249,551	10,870,035
High Yield Bond Fund	7,683,443	7,107,998	—	—	7,683,443	7,107,998
Flexibly Managed Fund	111,462,107	63,279,640	47,015,625	500,042,543	158,477,732	563,322,183
Balanced Fund	1,599,283	1,220,706	8,600,945	6,907,651	10,200,228	8,128,357
Large Growth Stock Fund	193,960	—	19,940,588	269,503	20,134,548	269,503
Large Cap Growth Fund	167,187	83,436	7,561,186	6,101,261	7,728,373	6,184,697
Large Core Growth Fund	—	—	—	—	—	—
Large Cap Value Fund	2,680,859	2,008,550	6,150,162	18,225,021	8,831,021	20,233,571
Large Core Value Fund	5,243,914	3,262,793	5,960,444	12,903,052	11,204,358	16,165,845

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

	Ordinary Income and Short-Term Capital Gains		Long-Term Capital Gains		Total
	2023	2022	2023	2022	2023	2022
Index 500 Fund	$ 8,829,727	$ 7,812,235	$40,086,962	$ 16,358,943	$ 48,916,689	$ 24,171,178
Mid Cap Growth Fund	—	—	7,147,405	17,170,535	7,147,405	17,170,535
Mid Cap Value Fund	909,898	882,988	486,516	—	1,396,414	882,988
Mid Core Value Fund	2,120,964	2,964,608	1,804,833	9,487,334	3,925,797	12,451,942
SMID Cap Growth Fund	—	—	—	—	—	—
SMID Cap Value Fund	814,940	803,079	2,923,967	4,854,967	3,738,907	5,658,046
Small Cap Growth Fund	313,022	—	4,691,149	5,712,638	5,004,171	5,712,638
Small Cap Value Fund	1,112,227	1,094,826	—	3,988,946	1,112,227	5,083,772
Small Cap Index Fund	733,607	514,315	2,825,927	1,296,640	3,559,534	1,810,955
Developed International Index Fund	2,267,177	1,643,076	2,153,181	805,805	4,420,358	2,448,881
International Equity Fund	77,245	—	—	—	77,245	—
Emerging Markets Equity Fund	325,088	936,610	—	—	325,088	936,610
Real Estate Securities Fund	2,700,723	2,347,183	3,790,476	7,618,238	6,491,199	9,965,421
Aggressive Allocation Fund	808,946	543,618	4,684,668	6,088,579	5,493,614	6,632,197
Moderately Aggressive Allocation Fund	3,415,187	2,194,205	17,020,495	22,959,200	20,435,682	25,153,405
Moderate Allocation Fund	4,705,610	3,167,916	20,169,385	22,349,076	24,874,995	25,516,992
Moderately Conservative Allocation Fund	2,208,864	1,333,510	4,963,231	6,810,924	7,172,095	8,144,434
Conservative Allocation Fund	1,541,746	864,365	1,871,344	2,367,906	3,413,090	3,232,271
Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.
Capital loss carryforwards:
At December 31, 2023, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:
	Short-Term Capital Loss	Long-Term Capital Loss
Money Market Fund	$ (1,334)	$ —
Limited Maturity Bond Fund	(1,050,333)	(3,870,703)
Quality Bond Fund	(10,946,347)	(27,516,768)

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

	Short-Term Capital Loss	Long-Term Capital Loss
High Yield Bond Fund	$ (3,173,999)	$ (5,050,738)
Large Core Growth Fund	(14,946,940)	(50,990,680)
SMID Cap Growth Fund	(8,577,604)	(2,494,909)
Small Cap Value Fund	(85,455)	—
International Equity Fund	(7,941,965)	—
Emerging Markets Equity Fund	(9,758,626)	(9,872,484)
During the year ended December 31, 2023, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

Mid Cap Value Fund	$ 2,729,268
International Equity Fund	5,333,697
Qualified Late-Year Losses:
The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2023:
	Late-Year Ordinary Losses	Late-Year Capital Losses
SMID Cap Value Fund	$ —	$ 128,491
Real Estate Securities Fund	—	1,418,358
Tax cost of securities:
At December 31, 2023, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at December 31, 2023 were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Money Market Fund	$ 149,766,262	$ —	$ —	$ —
Limited Maturity Bond Fund	190,980,792	477,216	(7,562,129)	(7,084,913)
Quality Bond Fund	409,162,539	3,371,377	(22,575,713)	(19,204,336)
High Yield Bond Fund	125,429,831	2,425,895	(1,665,762)	760,133
Flexibly Managed Fund	4,658,155,140	612,334,798	(139,427,808)	472,906,990
Balanced Fund	53,820,158	22,424,001	(3,470)	22,420,531
Large Growth Stock Fund	194,852,768	123,223,054	(5,991,503)	117,231,551
Large Cap Growth Fund	48,472,830	20,166,425	(1,131,665)	19,034,760
Large Core Growth Fund	99,739,520	19,357,161	(2,187,533)	17,169,628
Large Cap Value Fund	143,852,303	24,007,133	(1,665,296)	22,341,837
Large Core Value Fund	125,623,507	16,423,772	(6,247,468)	10,176,304
Index 500 Fund	371,038,578	373,781,782	(16,430,978)	357,350,804
Mid Cap Growth Fund	115,910,432	39,236,393	(6,794,709)	32,441,684
Mid Cap Value Fund	73,996,777	18,866,912	(1,640,113)	17,226,799
Mid Core Value Fund	81,135,553	5,510,166	(5,681,427)	(171,261)
SMID Cap Growth Fund	62,103,498	11,672,183	(1,309,821)	10,362,362
SMID Cap Value Fund	48,446,088	6,927,080	(4,234,210)	2,692,870
Small Cap Growth Fund	72,547,141	35,630,199	(5,107,890)	30,522,309
Small Cap Value Fund	144,754,266	21,896,186	(9,422,936)	12,473,250
Small Cap Index Fund	81,445,295	20,666,380	(17,478,536)	3,187,844

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Developed International Index Fund	$ 63,245,117	$ 37,992,733	$ (13,838,284)	$ 24,154,449
International Equity Fund	226,650,584	29,834,542	(5,771,432)	24,063,110
Emerging Markets Equity Fund	84,726,658	9,070,943	(7,963,307)	1,107,636
Real Estate Securities Fund	110,034,261	11,040,737	(7,906,489)	3,134,248
Aggressive Allocation Fund	50,376,491	10,872,845	(571,139)	10,301,706
Moderately Aggressive Allocation Fund	166,011,424	40,327,405	(1,611,442)	38,715,963
Moderate Allocation Fund	179,951,619	35,229,192	(1,507,021)	33,722,171
Moderately Conservative Allocation Fund	72,027,433	7,558,806	(248,367)	7,310,439
Conservative Allocation Fund	44,425,105	2,625,977	(537,558)	2,088,419
The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.
It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.
Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.
7 — Derivative Financial Instruments
The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include purchase options, written options, forward foreign currency exchange contracts and futures contracts.
The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
Futures Contracts—A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.
To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.
The Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds have entered into futures contracts during the year ended December 31, 2023. Open futures contracts held by the Limited Maturity Bond, Quality Bond, Index 500, Small Cap Index and Developed International Index Funds at December 31, 2023 are listed after the Fund’s Schedule of Investments.
Options— An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.
Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statements of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statements of Operations.
The Flexibly Managed and Mid Cap Growth Funds received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.
The total market value of written options held in the Flexibly Managed Fund as of December 31, 2023 can be found on the Schedule of Investments.
Forward Foreign Currency Contracts—A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.
The Mid Core Value Fund and Developed International Index Fund entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Fund hedged currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.
Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs. The forward foreign currency contracts outstanding are listed after the Fund’s Schedule of Investments.

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of December 31, 2023:
Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value Futures variation margin receivable*	Call options written, at value Futures variation margin payable*
Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts
Interest rate contracts	Futures variation margin receivable*	Futures variation margin payable*
* Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of December 31, 2023:
	ASSET DERIVATIVE VALUE			LIABILITY DERIVATIVE VALUE
	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ 1,513,300	$ —	$ —	$ (505,790)
Quality Bond Fund	—	—	2,296,921	—	—	—
Flexibly Managed Fund	—	—	—	(12,640,597)	—	—
Index 500 Fund	92,735	—	—	—	—	—
Mid Core Value Fund	—	—	—	—	(58,903)	—
Small Cap Index Fund	21,695	—	—	—	—	—
Developed International Index Fund	58,232	—	—	—	(14,936)	—
In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (closeout netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).
Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of December 31, 2023:
		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Assets	Value of Liabilities	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received by Fund)	Loss Exposure, After Collateral
Flexibly Managed Fund
Bank of America	ISDA	$—	$ (368,597)	$ (368,597)	$—	$ (368,597)
Citigroup	ISDA	—	(4,443,947)	(4,443,947)	—	(4,443,947)
Goldman Sachs	ISDA	—	(2,468,384)	(2,468,384)	—	(2,468,384)
JP Morgan	ISDA	—	(1,075,926)	(1,075,926)	—	(1,075,926)
UBS Securities	ISDA	—	(855,287)	(855,287)	—	(855,287)
WellsFargo	ISDA	—	(3,428,456)	(3,428,456)	—	(3,428,456)
Total		$—	$(12,640,597)	$(12,640,597)	$—	$(12,640,597)
Mid Core Value Fund
Bank of America	Fx Letter	—	(16,196)	(16,196)	—	(16,196)
Goldman Sachs	Fx Letter	—	(12,775)	(12,775)	—	(12,775)
JP Morgan	Fx Letter	—	(14,966)	(14,966)	—	(14,966)
Morgan Stanley	Fx Letter	—	(14,966)	(14,966)	—	(14,966)
Total		$—	$ (58,903)	$ (58,903)	$—	$ (58,903)
Developed International Index Fund
RBC Capital Markets Corp.	Fx Letter	—	(9,726)	(9,726)	—	(9,726)
UBS Securities	Fx Letter	—	(5,210)	(5,210)	—	(5,210)
Total		$—	$ (14,936)	$ (14,936)	$—	$ (14,936)
The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of December 31, 2023:
Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on purchased options
Net realized gain (loss) on written options
Net change in unrealized appreciation (depreciation) of futures contracts
Net change in unrealized appreciation (depreciation) of purchased options
Net change in unrealized appreciation (depreciation) of written options
Interest rate contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) of futures contracts
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contracts Net change in unrealized appreciation (depreciation) of forward foreign currency contracts
Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ (1,159,029)

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Quality Bond Fund	$ —	$ —	$ (3,272,221)
Flexibly Managed Fund	(5,997,817)	—	—
Large Cap Growth Fund	—	(112)	—
Index 500 Fund	147,015	—	—
Mid Core Value Fund	—	(34,631)	—
Small Cap Index Fund	(17,186)	—	—
Developed International Index Fund	202,200	(242)	—
	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Limited Maturity Bond Fund	$ —	$ —	$ 986,843
Quality Bond Fund	—	—	2,185,013
Flexibly Managed Fund	(12,869,235)	—	—
Index 500 Fund	255,543	—	—
Mid Core Value Fund	—	(25,159)	—
Small Cap Index Fund	47,431	—	—
Developed International Index Fund	61,082	(14,936)	—
The table below summarizes the average balance of derivative holdings by Fund during the year ended December 31, 2023. The average balance of derivatives held is indicative of the trading volume of each Fund.
	Average Derivative Volume
Fund	Forward foreign currency contracts (average cost)	Futures contracts (average notional value) long	Futures contracts (average notional value) short	Purchased options (average notional cost)	Written options (premiums received)
Limited Maturity Bond Fund	$ —	$ 79,462,538	$ (9,539,538)	$ —	$ —
Quality Bond Fund	—	90,499,626	—	—	—
Flexibly Managed Fund	—	—	—	—	(29,794,793)
Index 500 Fund	—	2,742,650	—	—	—
Mid Core Value Fund	(6,542,911)	—	—	—	—
Small Cap Index Fund	—	806,908	—	—	—
Developed International Index Fund	(341,090)	1,983,370	—	—	—
The Large Growth Stock Fund, Large Cap Growth Fund and Small Cap Growth Fund had derivative activity during the period but did not have open positions at any quarter-end.
8 — Credit and Market Risk
The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.
The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and

Penn Series Funds, Inc.
Notes to Financial Statements — December 31, 2023

specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.
The High Yield Bond, Flexibly Managed, Large Core Growth, Mid Core Value, Small Cap Growth, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Funds or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.
9 —  Contractual Obligations
In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.
10 — Recent Accounting Pronoucements and Reporting Updates
In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds. The rule and form amendments will require mutual funds to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The compliance date for the amendments is for shareholder reports filed with the SEC on or after July 24, 2024.
11 —  Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that no additional subsequent events require recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm
To the Shareholders of the Funds and Board of Directors
Penn Series Funds, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Penn Series Funds, Inc., comprised of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund, and Conservative Allocation Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two−year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five−year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two−year period then ended, and the financial highlights for each of the years in the five−year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent, underlying companies, agent banks and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Penn Series Funds, Inc. investment companies since 2004.
Philadelphia, Pennsylvania
February 22, 2024

Penn Series Funds, Inc.
December 31, 2023

Tax Information (unaudited)
Each Fund reports the following amounts distributed during the year ended December 31, 2023 as capital gain dividends:
Fund	Long-Term Capital Gains
Flexibly Managed Fund	$ 47,015,625
Balanced Fund	8,600,945
Large Growth Stock Fund	19,940,588
Large Cap Growth Fund	7,561,186
Large Cap Value Fund	6,150,162
Large Core Value Fund	5,960,444
Index 500 Fund	40,086,962
Mid Cap Growth Fund	7,147,405
Mid Cap Value Fund	486,516
Mid Core Value Fund	1,804,833
SMID Cap Value Fund	2,923,967
Small Cap Growth Fund	4,691,149
Small Cap Index Fund	2,825,927
Developed International Index Fund	2,153,181
Real Estate Securities Fund	3,790,476
Aggressive Allocation Fund	4,684,668
Moderately Aggressive Allocation Fund	17,020,495
Moderate Allocation Fund	20,169,385
Moderately Conservative Allocation Fund	4,963,231
Conservative Allocation Fund	1,871,344
Each Fund reports the following percentages of ordinary income dividend paid during the year ended December 31, 2023 as being eligible for the dividends received deduction available to corporate shareholders:
Fund
Quality Bond Fund	0.66%
Flexibly Managed Fund	32.65%
Balanced Fund	35.08%
Large Growth Stock Fund	100.00%
Large Cap Growth Fund	100.00%
Large Cap Value Fund	100.00%
Large Core Value Fund	47.25%
Index 500 Fund	100.00%
Mid Cap Value Fund	100.00%
Mid Core Value Fund	74.57%
SMID Cap Value Fund	78.76%
Small Cap Growth Fund	100.00%
Small Cap Value Fund	100.00%
Small Cap Index Fund	100.00%
International Equity Fund	100.00%
Emerging Markets Equity Fund	6.76%
Real Estate Securities Fund	0.27%
Aggressive Allocation Fund	53.84%
Moderately Aggressive Allocation Fund	40.95%
Moderate Allocation Fund	23.59%
Moderately Conservative Allocation Fund	13.27%
Conservative Allocation Fund	6.42%

Penn Series Funds, Inc.
December 31, 2023

Tax Information (unaudited) continued
Disclosure of Portfolio Holdings
Pursuant to applicable law, the Funds are required to disclose to the SEC their complete portfolio holdings monthly on Form N-PORT, within 60 days of the end of each month and within 5 days after the end of each month for the Money Market Fund on Form N-MFP. Portfolio holdings reported for the last month of each fiscal quarter are made publicly available by the SEC 60 days after the end of the fiscal quarter. Holdings reports filed with the SEC on Forms N-PORT and N-MFP are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at http://www.sec.gov.
Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended December 31, 2023 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds Management (Unaudited)
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds Overseen by the Director	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Marie K. Karpinski (1949)*	Director; No set term; served since 2015.	Retired (2010 – Present).	29	None.
Joanne B. Mack (1946)*	Director; No set term; served since 2013.	Management Consultant, self-employed (2009 – 2012; 2013 – Present).	29	None.
Archie C. MacKinlay (1955)*	Director; No set term; served since 2010.	Professor of Finance, Wharton School, University of Pennsylvania (1984 – Present).	29	None.
Rebecca C. Matthias (1953)*	Director; No set term; served since 2010.	Retired (2010 – Present).	29	Director, CSS Industries (2005-2020).
David B. Pudlin (1949)*	Director; No set term; served since 2009.	Chief Executive Officer, President and Attorney, Hangley Aronchick Segal Pudlin & Schiller (law firm) (1994 – Present).	29	None.
INTERESTED DIRECTORS
David M. O’Malley (1974)*	Director and Chairman of the Board; No set term; served since 2022.	Chairman (2022 – Present), Chairman and Chief Executive Officer (2014 – 2021), PMAM; President and Chief Executive Officer (2022 – Present), President and Chief Operating Officer (2016 – 2021), Penn Mutual.	29	None.
* The address of each Director is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
OFFICERS
Keith Huckerby (1971)*	President; One year; served since 2022.	Senior Managing Director and Chief Operating Officer (2022 – Present), President and Chief Operating Officer (2019 – 2021), President and Chief Marketing Officer (2014 – 2018), PMAM.
Steven Viola (1975)*	Treasurer One year; served since 2015.	Assistant Treasurer (2016 – Present), PMAM.
Tyler J. Thur (1984)*	Assistant Treasurer One year; served since Feb. 2017.	Chief Financial Officer (2023 - Present), Controller and Treasurer (2015 - 2022), PMAM.

Penn Series Funds Management (Unaudited)
Name and Year of Birth	Position with the Company; Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Victoria Robinson (1965)*	Chief Compliance Officer One year; served since October 2021; served 2014-2019. Secretary One year; served since 2019. AML Officer One year; served since 2019.	Chief Ethics and Compliance Officer, Penn Mutual and insurance affiliates (May 2019 – Present); Chief Compliance Officer, PMAM (October 2021 –
Present; served 2008 – 2019); Chief Compliance Officer, HTK (August 2019 – Present).
* The address of each Officer is: Penn Series Funds, Inc. 600 Dresher Road, Horsham, Pennsylvania 19044.
Additional information about the Fund’s Directors is available in the Fund’s Statement of Additional Information, which is available upon request, without charge, by calling 1-800-523-0650.

About The Penn Mutual Life Insurance Company
Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC.
Visit Penn Mutual at www.pennmutual.com.

THE PENN MUTUAL
LIFE INSURANCE COMPANY
© 2024 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com
PM9154	02/24

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Ms. Rebecca C. Matthias qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Matthias is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $ 557,500 for 2023 and $536,000 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2022.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)	Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(1)

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Penn Series Funds, Inc. To the extent required by applicable law, pre-approval by the Audit Committee of the Penn Series Funds, Inc. (the “Company”) Board of Directors is required for all audit and permissible non-audit services rendered to the Company and all permissible non-audit services rendered to the investment adviser to the Company, Penn Mutual Asset Management, Inc. (“PMAM”), or any other service providers controlling, controlled by or under common control with PMAM that provide ongoing services to the Company (“Related Entities”) that relate directly to the operations and financial reporting of the Company’s Funds. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Company may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or by the Audit Committee Chairman or other member of the Audit Committee as designated by the Audit Committee. The Policy sets forth the audit, audit-related, tax and all other services that are subject to general or specific pre-approval by the Audit Committee subject to specified expense limitations. The Policy provides that the Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor pursuant to the pre-approval provision of the Policy. Pursuant to the Policy, the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules and related guidance concerning auditor independence.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The shareholder meeting voting results is included as part of the report to shareholders filed under Item 1 of this form.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Penn Series Funds, Inc.

By (Signature and Title)*	/s/ Keith G. Huckerby
Keith G. Huckerby, President
(principal executive officer)

Date March 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Keith G. Huckerby
Keith G. Huckerby, President
(principal executive officer)

Date March 5, 2024

By (Signature and Title)*	/s/ Steven Viola
Steven Viola, Treasurer
(principal financial officer)

Date March 5, 2024

* Print the name and title of each signing officer under his or her signature.